As filed with the Securities and Exchange Commission on March 16, 2022

1933 Act File No. 333-262443

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ____	☐
Post-Effective Amendment No. 1	☒

(Check appropriate box or boxes)

CARILLON SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

Registrant’s Area Code and Telephone Number: (727) 567-8143

SUSAN L. WALZER, PRESIDENT & PRINCIPAL EXECUTIVE OFFICER

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service) (Number and Street, City, State, Zip Code)

Copy to:

KATHY KRESCH INGBER, ESQ.

K&L Gates LLP

1601 K Street, NW

Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

This Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 shall become effective immediately upon filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.

Title of securities being registered: Class Chartwell shares of beneficial interest in the series of the Registrant designated as the Carillon Chartwell Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Short Duration Bond Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund, and Carillon Chartwell Small Cap Value Fund, each a series of the Registrant.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 033-57986 and 811-07470).

CARILLON SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Questions and Answers

Notice of Special Joint Meeting of Shareholders

Part A - Proxy Statement and Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

THE CHARTWELL Funds

1205 Westlakes Drive, Suite 100

Berwyn, Pennsylvania 19312

March 16, 2022

Dear Shareholder:

Enclosed is a notice and combined Proxy Statement and Prospectus relating to a Special Joint Meeting of Shareholders of each of the following Funds:

•	Chartwell Income Fund;
•	Chartwell Mid Cap Value Fund;
•	Chartwell Short Duration Bond Fund;
•	Chartwell Short Duration High Yield Fund;
•	Chartwell Small Cap Growth Fund; and
•	Chartwell Small Cap Value Fund

(each, an “Acquired Fund” and collectively, the “Acquired Funds”).

The Acquired Funds are series of The Chartwell Funds, a Delaware statutory trust. The Special Joint Meeting of Shareholders of the Acquired Funds is scheduled to be held at the offices of The Chartwell Funds, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, and also in a virtual format via telephone and webcast, on April 25, 2022, at 11:00 a.m., Eastern Time (the “Meeting”). The Meeting can be accessed virtually by registering via the following web address: https://www.viewproxy.com/chartwell/broadridgevsm/. Upon registration request acceptance, shareholders will receive an event link for virtual Meeting attendance via email which will include a phone number for those who wish to attend telephonically.

The Chartwell Funds’ Board of Trustees has called the Meeting to request shareholder approval of an Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) under which each Acquired Fund would be reorganized into a corresponding newly created series of Carillon Series Trust, a Delaware statutory trust (each, an “Acquiring Fund”) as set forth below:

•	the Chartwell Income Fund into the Carillon Chartwell Income Fund;
•	the Chartwell Mid Cap Value Fund into the Carillon Chartwell Mid Cap Value Fund;
•	the Chartwell Short Duration Bond Fund into the Carillon Chartwell Short Duration Bond Fund;
•	the Chartwell Short Duration High Yield Fund into the Carillon Chartwell Short Duration High Yield Fund;
•	the Chartwell Small Cap Growth Fund into the Carillon Chartwell Small Cap Growth Fund; and
•	the Chartwell Small Cap Value Fund into the Carillon Chartwell Small Cap Value Fund

(each, a “Reorganization” and collectively, the “Reorganizations”).

You are being asked to review the enclosed Proxy Statement/Prospectus and to cast your vote on the proposal to reorganize each Acquired Fund into the corresponding Acquiring Fund. If the Reorganization Plan is approved, each Acquired Fund’s existing investment adviser, Chartwell Investment Partners, LLC (“Chartwell”), will be replaced by Carillon Tower Advisers, Inc. (“Carillon Tower”), which will serve as investment adviser to each Acquiring Fund. Chartwell will serve as the subadviser to each Acquiring Fund. Raymond James Financial, Inc. (“Raymond James”), the parent company of Carillon Tower, and TriState Capital Holdings, Inc. (“TriState”), the parent company of Chartwell, have entered into an agreement pursuant to which Raymond James will acquire TriState (the “Transaction”). Following the completion of the Transaction, Chartwell will become a wholly-owned subsidiary of Carillon Tower. The Transaction is subject to applicable regulatory approvals and approval by TriState shareholders. In the event that the Transaction is not consummated, Chartwell will not be acquired by Carillon Tower and the Reorganization Plan will not be implemented, even if approved by shareholders.

The Reorganization Plan is not expected to change the manner in which the Acquired Funds are managed, and it is anticipated that the portfolio managers responsible for each Acquired Fund will be the portfolio managers for the corresponding Acquiring Fund. Each Acquiring Fund is newly organized and was created solely for the purposes of acquiring the assets and liabilities of the corresponding Acquired Fund and continuing its business operations. Each Acquiring Fund will have investment objectives and investment strategies that are substantially identical to those of the corresponding Acquired Fund. You will not incur any sales loads or similar transaction costs as a result of the Reorganizations. In addition, the total annual operating expenses of each Acquiring Fund are expected to be the same as or lower than the corresponding Acquired Fund’s current total annual operating expenses at the same asset levels. Additionally, if an Acquired Fund has an expense cap, the corresponding Acquiring Fund will cap expenses at the same rate and with the same terms that are currently in place for the Acquired Fund for a period of at least two years from the date of the closing of the Reorganizations. For more information about the changes in fees, please see the attached Proxy Statement/Prospectus. The enclosed proxy is being solicited on behalf of the Board of Trustees of The Chartwell Funds. The Board of Trustees of The Chartwell Funds has approved these proposals and recommends that you vote for the proposals.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope, or help us save time and postage costs by voting on the Internet or by telephone – instructions can be found on your proxy card. Any proposal submitted to a vote at the Meeting by anyone other than the officers or trustees of The Chartwell Funds may be voted only in person or by written proxy.

If you have any questions, please call our proxy agent, at 1-844-858-7382, who will be glad to assist you.

Very truly yours,

Timothy J. Riddle

President and Trustee

The Chartwell Funds

This is a brief overview of the reorganization proposed for your Fund. We encourage you to read the full text of the enclosed combined Proxy Statement and Prospectus for more information.

Q.       What is this document and why are we sending it to you?

A.       This document is a combined proxy statement for Chartwell Income Fund, Chartwell Mid Cap Value Fund, Chartwell Short Duration Bond Fund, Chartwell Short Duration High Yield Fund, Chartwell Small Cap Growth Fund, and Chartwell Small Cap Value Fund (each, an “Acquired Fund,” and together, the “Acquired Funds”) and a prospectus for Carillon Chartwell Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Short Duration Bond Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund, and Carillon Chartwell Small Cap Value Fund (each, an “Acquiring Fund,” and together, the “Acquiring Funds”). This combined proxy statement and prospectus (“Proxy Statement/Prospectus”) contains information the shareholders of the Acquired Funds should know before voting on the proposed reorganizations of each Acquired Fund into the corresponding Acquiring Fund (each, a “Reorganization”). This Proxy Statement/Prospectus should be retained for future reference.

Q.       What are the proposed Reorganizations?

A.       The Chartwell Funds, on behalf of the Acquired Funds, has entered into an Agreement and Plan of Reorganization and Termination with Carillon Series Trust (“Acquiring Trust”), on behalf of the Acquiring Funds (“Reorganization Plan”). Under the Reorganization Plan, each Acquired Fund would be converted into the corresponding Acquiring Fund, as follows:

Proposed Reorganizations of the Acquired Funds into the Acquiring Funds
	Acquired Fund		Acquiring Fund
1.	Chartwell Income Fund	à	Carillon Chartwell Income Fund
2.	Chartwell Mid Cap Value Fund	à	Carillon Chartwell Mid Cap Value Fund
3.	Chartwell Short Duration Bond Fund	à	Carillon Chartwell Short Duration Bond Fund
4.	Chartwell Short Duration High Yield Fund	à	Carillon Chartwell Short Duration High Yield Fund
5.	Chartwell Small Cap Growth Fund	à	Carillon Chartwell Small Cap Growth Fund
6.	Chartwell Small Cap Value Fund	à	Carillon Chartwell Small Cap Value Fund

If the Reorganization Plan is approved, each Acquired Fund’s existing investment adviser, Chartwell Investment Partners, LLC (“Chartwell”), will be replaced by Carillon Tower Advisers, Inc. (“Carillon Tower”), a wholly owned subsidiary of Raymond James Financial, Inc. (“Raymond James”), which will serve as investment adviser to each Acquiring Fund. Chartwell will serve as the subadviser to each Acquiring Fund. Raymond James, the parent company of Carillon Tower, and TriState Capital Holdings, Inc. (“TriState”), the parent company of Chartwell, have entered into an agreement pursuant to which Raymond James will acquire TriState (the “Transaction”). Following the completion of the Transaction, Chartwell, will become a wholly-owned subsidiary of Carillon Tower. The Reorganizations are not expected to change the manner in which the Acquired Funds are managed, and it is anticipated that the portfolio managers responsible for each Acquired Fund will be the portfolio managers for the corresponding Acquiring Fund. Each Acquiring Fund will have investment objectives and investment strategies that are substantially identical to those of the corresponding Acquired Fund.

The Board of Trustees of The Chartwell Funds (“Chartwell Board”) has approved the Reorganization Plan with respect to each Acquired Fund and recommends that shareholders of each Acquired Fund vote to approve the Reorganization Plan. You, as a shareholder of one or more Acquired Funds, are now being asked to approve the Reorganization Plan. If approved, and if certain other conditions are met, your Acquired Fund shares will be exchanged for shares of the corresponding Acquiring Fund with a total net asset value equal to the total net asset value of your Acquired Fund shares held immediately prior to the Reorganization.

Q.       How will the Reorganizations work?

A.       In order to reconstitute each Acquired Fund as a series of the Acquiring Trust, each Acquiring Fund, which uses substantially identical principal investment strategies and portfolio management techniques as its corresponding Acquired Fund, has been created as a new series of the Acquiring Trust solely for the purpose of acquiring the assets and liabilities of the corresponding Acquired Fund and continuing its business operations. If the Reorganization Plan is approved by the Acquired Funds’ shareholders, and certain other conditions are fulfilled, the proposed Reorganizations are expected to take effect on or about July 1, 2022. This may be delayed due to regulatory or other considerations relating to the Reorganizations and/or the Transaction, potentially into the fourth quarter of 2022 or later. At the time of the Reorganizations, each Acquired Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange for Class Chartwell shares of the Acquiring Fund equal in aggregate value to the shares of the Acquired Fund as of the close of business on the closing

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date of the proposed Reorganizations. Each Acquired Fund will then distribute the Class Chartwell shares it receives from its corresponding Acquiring Fund to its shareholders on a pro rata basis. Immediately after the proposed Reorganization, shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund and will hold the Acquiring Fund’s Class Chartwell shares having a total net asset value equal to the total net asset value of their Acquired Fund shares held immediately prior to the proposed Reorganization. Subsequently, the Acquired Funds will be liquidated. The Acquired Fund shares that you own would, in effect, be exchanged on a tax-free basis for Class Chartwell shares of the corresponding Acquiring Fund with the same total net asset value. Shares of each Acquiring Fund would be distributed by each corresponding Acquired Fund to shareholders in complete liquidation of the Acquired Fund. No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the exchange of their shares.

Q.       Why are the Reorganizations being proposed?

A.       The primary reason for the proposed Reorganizations is to provide for the ongoing management of the Acquired Funds. TriState, the parent company of Chartwell, entered into an agreement with Raymond James dated October 20, 2021, pursuant to which Raymond James agreed to acquire TriState. Following the Transaction, Chartwell will become a wholly-owned subsidiary of Carillon Tower. The Reorganizations are being proposed in conjunction with that sale, as Chartwell will join Carillon Tower’s boutique investment management platform. The Transaction is subject to applicable regulatory approvals and approval by TriState shareholders. In the event that the Transaction is not consummated, Chartwell will not be acquired by Carillon Tower and the Reorganization Plan will not be implemented, even if approved by shareholders.

Q.       How will this affect me as an Acquired Fund shareholder?

A.       If the proposed Reorganizations are approved by shareholders, you will become a shareholder of the corresponding Acquiring Fund, which will hire Carillon Tower as its investment adviser and Chartwell as its subadviser. Carillon Tower would replace each Acquired Fund’s existing investment adviser, Chartwell. Carillon Tower, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, is an experienced provider of investment advisory services, and a wholly-owned subsidiary of Raymond James which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2021, Carillon Tower and its investment management affiliates collectively had approximately $77.2 billion in assets under management. The Acquiring Trust includes 11 series, not including the Acquiring Funds, spanning equity and fixed income investment strategies.

The Reorganizations are not expected to change the manner in which the Acquired Funds are managed, and it is anticipated that the portfolio managers responsible for each Acquired Fund will be the portfolio managers for the corresponding Acquiring Fund. The following table outlines the service providers for the Acquired Funds and the expected service providers for the Acquiring Funds. In addition, the Board of Trustees of the Acquiring Trust is different from the Board of Trustees of The Chartwell Funds.

Service Provider	Acquired Funds	Acquiring Funds
Adviser	Chartwell	Carillon Tower
Subadviser	None	Chartwell
Custodian	UMB Bank, n.a.	UMB Bank, n.a.
Administrator	Ultimus Fund Solutions LLC (“Ultimus”)	Carillon Tower/Ultimus
Transfer Agent	Ultimus	Ultimus
Distributor	Foreside Fund Services, LLC	Carillon Fund Distributors, Inc.
Legal Counsel	Stradley Ronon Stevens & Young LLP	K&L Gates LLP
Auditors	BBD, LLP	BBD, LLP

Shareholders of an Acquired Fund will receive Class Chartwell shares of the corresponding Acquiring Fund. No sales charges or redemption fees will be applied in connection with the proposed Reorganizations. The Acquiring Fund shares that you receive will have a total net asset value equal to the total net asset value of the Acquired Fund shares you held as of the closing date of the proposed Reorganizations.

Q.       Will there be any changes to my fees and expenses as a result of the Reorganizations?

A.       It is expected that, following the proposed Reorganizations, the total annual operating expenses of each Acquiring Fund will be the same as or lower than the total annual operating expenses of each Acquired Fund at the same asset levels. Additionally, if an Acquired Fund has an expense cap, the corresponding Acquiring Fund will cap expenses at the same rate and with the same terms that are currently in place for the Acquired Fund for a period of at least two years from the date of the closing date of the Reorganization. Carillon Tower will serve as an Administrator to the Acquiring Funds and receive a 0.10% fee, which will be offset by a 0.10% decline in the advisory fee paid by each Acquiring Fund as compared to that of the corresponding Acquired Fund.

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Q.       Will the value of shares I own change following the Reorganizations?

A.       No, the total net asset value of the shares of the Acquiring Fund you receive will equal the total net asset value of the shares of the Acquired Fund that you hold at the time of the Reorganizations.

Q.       Will the proposed Reorganizations result in any income tax liabilities?

A.       We expect that neither an Acquired Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a result of the proposed Reorganizations.

Q.       Who is paying the costs of the proposed Reorganizations?

A.       Raymond James or its affiliates and TriState or its affiliates have agreed to bear the direct and indirect costs and expenses incurred by such party related to the proposed Reorganizations. The estimated direct and indirect costs of the proposed Reorganizations are expected to be approximately $1.4 million. The Acquired Funds and the Acquiring Funds will not bear any of these costs unless the payment of such expenses by another party would result in the Fund’s disqualification as a “regulated investment company” under the Internal Revenue Code or would prevent the proposed Reorganization from qualifying as a tax-fee reorganization.

Q.       What happens if the proposed Reorganizations are not approved?

A.       If the proposed Reorganization of any Acquired Fund is not approved by the Acquired Fund’s shareholders, then that Acquired Fund will not be reorganized into the corresponding Acquiring Fund and the Chartwell Board may take such further action as they may deem to be in the best interests of the Acquired Fund and its shareholders. If all of the proposed Reorganizations are approved, then the Transaction and all approved proposed Reorganizations will proceed, provided all applicable conditions to closing are satisfied.

Q.       How does the Chartwell Board recommend that I vote?

A.       The Chartwell Board unanimously recommends that you vote “FOR” the proposed Reorganizations of the Acquired Funds into the Acquiring Funds.

Q.       Is my vote important?

A.       Yes, your vote is important no matter how many shares you own. While the Chartwell Board has reviewed the proposed Reorganizations and recommends that you approve them, these proposals cannot go forward without shareholder approval. An Acquired Fund or its proxy solicitor will continue to contact shareholders asking them to vote until it is sure that a quorum will be reached, and may continue to contact shareholders thereafter.

Q.       How can I vote?

A.       You can vote over the internet, via touchtone phone or by mail. For instructions about each method, please see the enclosed proxy card for details.

Q.       How do I contact you?

A.       If you have any questions about the proposed Reorganizations or the proxy card, please call our proxy agent, toll-free at 1-844-858-7382. To learn more about Carillon Tower and the Acquiring Funds, please call (888) 995-5505.

PLEASE VOTE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

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THE CHARTWELL FUNDS

Chartwell Income Fund

Chartwell Mid Cap Value Fund

Chartwell Short Duration Bond Fund

Chartwell Short Duration High Yield Fund

Chartwell Small Cap Growth Fund

Chartwell Small Cap Value Fund

1205 Westlakes Drive, Suite 100

Berwyn, Pennsylvania 19312

________________________

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 25, 2022

________________________

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Joint Meeting of Shareholders of each of the following Funds, each of which is a series of The Chartwell Funds, will be held at the offices of The Chartwell Funds, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, and also in a virtual format via telephone and webcast, on April 25, 2022, at 11:00 a.m., Eastern Time (the “Meeting”). The Meeting can be accessed virtually by registering via the following web address: https://www.viewproxy.com/chartwell/broadridgevsm/. Upon registration request acceptance, shareholders will receive an event link for virtual Meeting attendance via email which will include a phone number for those who wish to attend telephonically.

•	Chartwell Income Fund;
•	Chartwell Mid Cap Value Fund;
•	Chartwell Short Duration Bond Fund;
•	Chartwell Short Duration High Yield Fund;
•	Chartwell Small Cap Growth Fund; and
•	Chartwell Small Cap Value Fund.

The Meeting will be held to act on the following proposals:

1.	To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of The Chartwell Funds (the “Board”) (the “Reorganization Plan”), to reorganize the Chartwell Income Fund, a series of The Chartwell Funds, into the Carillon Chartwell Income Fund, a newly created series of Carillon Series Trust (“Acquiring Trust”).
2.	To approve the Reorganization Plan, to reorganize the Chartwell Mid Cap Value Fund, a series of The Chartwell Funds, into the Carillon Chartwell Mid Cap Value Fund, a newly created series of Acquiring Trust.
3.	To approve the Reorganization Plan, to reorganize the Chartwell Short Duration Bond Fund, a series of The Chartwell Funds, into the Carillon Chartwell Short Duration Bond Fund, a newly created series of Acquiring Trust.
4.	To approve the Reorganization Plan, to reorganize the Chartwell Short Duration High Yield Fund, a series of The Chartwell Funds, into the Carillon Chartwell Short Duration High Yield Fund, a newly created series of Acquiring Trust.
5.	To approve the Reorganization Plan, to reorganize the Chartwell Small Cap Growth Fund, a series of The Chartwell Funds, into the Carillon Chartwell Small Cap Growth Fund, a newly created series of Acquiring Trust.
6.	To approve the Reorganization Plan, to reorganize the Chartwell Small Cap Value Fund, a series of The Chartwell Funds, into the Carillon Chartwell Small Cap Value Fund, a newly created series of Acquiring Trust.

You should read the combined Proxy Statement/Prospectus attached to this notice prior to completing your proxy card. The record date for determining the number of shares outstanding, the shareholders entitled to vote at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on March 2, 2022.

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YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY OR VOTING INSTRUCTION CARD PROMPTLY

In light of the COVID-19 pandemic, the Meeting will be held in person and also in a virtual format via telephone and webcast, on April 25, 2022, at 11:00 a.m., Eastern Time. The Meeting can be accessed virtually by registering via the following web address: https://www.viewproxy.com/chartwell/broadridgevsm/. Upon registration request acceptance, shareholders will receive an event link for virtual Meeting attendance via email which will include a phone number for those who wish to attend telephonically.

We are urging all shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card.

Shareholders whose shares are registered directly with an Acquired Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee (a “record holder”) must first request a “legal proxy” from the applicable record holder, who will provide the shareholder with a newly-issued control number that the shareholder will submit in order to register to participate in and vote at the Meeting. We note that obtaining a legal proxy from your record holder may take several days. Requests for registration should be received no later than April 21, 2022, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/chartwell/broadridgevsm/ to submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After shareholders have submitted their registration information, they will receive an email from Broadridge Proxy Services (“Broadridge”), the proxy solicitor for the Meeting, confirming that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) a separate email with a password to enter at the time that they access the Meeting. Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of an Acquired Fund present in person at Chartwell’s offices, virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

If you attend the Meeting in person or virtually, you may vote your shares in person or virtually. Whether or not you intend to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope. You may also vote by telephone or on the Internet. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed proxy card or by attending the Meeting and voting in person.

By order of the Board,

Neil Walker

Secretary

Dated: March 16, 2022

Berwyn, Pennsylvania

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PROXY STATEMENT

for

Chartwell Income Fund

Chartwell Mid Cap Value Fund

Chartwell Short Duration Bond Fund

Chartwell Short Duration High Yield Fund

Chartwell Small Cap Growth Fund

Chartwell Small Cap Value Fund,

each a series of The Chartwell Funds

1205 Westlakes Drive, Suite 100

Berwyn, Pennsylvania 19312

1-610-296-1400

and

PROSPECTUS

for

Carillon Chartwell Income Fund

Carillon Chartwell Mid Cap Value Fund

Carillon Chartwell Short Duration Bond Fund

Carillon Chartwell Short Duration High Yield Fund

Carillon Chartwell Small Cap Growth Fund

Carillon Chartwell Small Cap Value Fund,

each a series of Carillon Series Trust

880 Carillon Parkway

St. Petersburg, Florida 33716

1-727-567-8143

Dated

March 16, 2022

This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (“Chartwell Board”) of The Chartwell Funds, an open-end management investment company, on behalf of each series of The Chartwell Funds listed below, for use at a special joint meeting of shareholders to be held at the offices of The Chartwell Funds, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, and also in a virtual format via telephone and webcast, on April 25, 2022, at 11:00 a.m., Eastern Time (the “Meeting”). The Meeting can be accessed virtually by registering via the following web address: https://www.viewproxy.com/chartwell/broadridgevsm/. Upon registration request acceptance, shareholders will receive an event link for virtual meeting attendance via email which will include a phone number for those who wish to attend telephonically.

•	Chartwell Income Fund;
•	Chartwell Mid Cap Value Fund;
•	Chartwell Short Duration Bond Fund;
•	Chartwell Short Duration High Yield Fund;
•	Chartwell Small Cap Growth Fund; and
•	Chartwell Small Cap Value Fund.

Each of the Chartwell Income Fund, Chartwell Mid Cap Value Fund, Chartwell Short Duration Bond Fund, Chartwell Short Duration High Yield Fund, Chartwell Small Cap Growth Fund, and Chartwell Small Cap Value Fund is referred to herein as an “Acquired Fund” and together as the “Acquired Funds.”

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The proposals described in this Proxy Statement/Prospectus are as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Agreement and Plan of Reorganization and Termination adopted by the Chartwell Board (the “Reorganization Plan”), to reorganize the Chartwell Income Fund, a series of The Chartwell Funds, into the Carillon Chartwell Income Fund, a newly created series of Carillon Series Trust (“Acquiring Trust”).	Shareholders of the Chartwell Income Fund.
2. To approve the Reorganization Plan, to reorganize the Chartwell Mid Cap Value Fund, a series of The Chartwell Funds, into the Carillon Chartwell Mid Cap Value Fund, a newly created series of Acquiring Trust.	Shareholders of the Chartwell Mid Cap Value Fund.
3. To approve the Reorganization Plan, to reorganize the Chartwell Short Duration Bond Fund, a series of The Chartwell Funds, into the Carillon Chartwell Short Duration Bond Fund, a newly created series of Acquiring Trust.	Shareholders of the Chartwell Short Duration Bond Fund.
4. To approve the Reorganization Plan, to reorganize the Chartwell Short Duration High Yield Fund, a series of The Chartwell Funds, into the Carillon Chartwell Short Duration High Yield Fund, a newly created series of Acquiring Trust.	Shareholders of the Chartwell Short Duration High Yield Fund.
5. To approve the Reorganization Plan, to reorganize the Chartwell Small Cap Growth Fund, a series of The Chartwell Funds, into the Carillon Chartwell Small Cap Growth Fund, a newly created series of Acquiring Trust.	Shareholders of the Chartwell Small Cap Growth Fund.
6. To approve the Reorganization Plan, to reorganize the Chartwell Small Cap Value Fund, a series of The Chartwell Funds, into the Carillon Chartwell Small Cap Value Fund, a newly created series of Acquiring Trust.	Shareholders of the Chartwell Small Cap Value Fund.

Each proposed reorganization referred to in Proposals 1 - 6 above is referred to herein as a “Reorganization” and together as the “Reorganizations.” Each of the Carillon Chartwell Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Short Duration Bond Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund, and Carillon Chartwell Small Cap Value Fund is referred to herein as an “Acquiring Fund” and together as the “Acquiring Funds.”

The primary reason for the proposed Reorganizations is to provide for the ongoing management of each Acquired Fund. TriState Capital Holdings, Inc. (“TriState”), the parent company of Chartwell Investment Partners, LLC (“Chartwell”), the investment adviser of each Acquired Fund, and Raymond James Financial, Inc. (“Raymond James”), the parent company of Carillon Tower Advisers, Inc. (“Carillon Tower”), entered into an agreement dated October 20, 2021, pursuant to which Raymond James will acquire TriState, including Chartwell (the “Transaction”). Following the completion of the Transaction, Chartwell will become a wholly-owned subsidiary of Carillon Tower. Each of the proposed Reorganizations is conditioned on the closing of the Transaction. The Transaction is subject to applicable regulatory approvals and approval by TriState shareholders. In the event that the Transaction is not consummated, Chartwell will not be acquired by Carillon Tower and the Reorganization Plan will not be implemented, even if approved by shareholders.

This Proxy Statement/Prospectus constitutes the proxy statement of each Acquired Fund for the Meeting and the prospectus for the shares of each Acquiring Fund that are currently being registered with the Securities and Exchange Commission (“SEC”) and are to be issued by each Acquiring Fund in connection with the proposed Reorganizations. Each Acquired Fund is a series of The Chartwell Funds, an open-end management investment company. Each Acquiring Fund will be a newly created series of Acquiring Trust, an open-end management investment company. Each Acquiring Fund will not have commenced investment operations prior the proposed Reorganizations and will have no assets or liabilities at the time the proposed Reorganizations are consummated. Each Acquiring Fund will commence investment operations immediately upon completion of the proposed Reorganizations. Each Acquiring Fund will have investment objectives and principal investment strategies that are substantially identical to those of its corresponding Acquired Fund.

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This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposals and sets forth concisely the information about the Acquiring Trust and Acquiring Funds that you should know before investing/voting or providing voting instructions. A Statement of Additional Information relating to this Proxy Statement/Prospectus dated March 16, 2022 (“SAI”) has been filed with the SEC and is incorporated herein by reference. A copy of the SAI may be obtained without charge on the Acquired Funds’ website, www.chartwellip.com, or by calling 1-888-995-5505. This Proxy Statement/Prospectus is being mailed to shareholders on or about March 21, 2022.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information of The Chartwell Funds, each dated May 1, 2021, as supplemented, with respect to the Acquired Funds, other than the Chartwell Short Duration Bond Fund (File Nos. 333-216993 and 811-23244); and
2.	The Prospectus and Statement of Additional Information of the Chartwell Funds, dated September 22, 2021, as supplemented, with respect to the Chartwell Short Duration Bond Fund (File Nos. 333-216993 and 811-23244); and
3.	The Statement of Additional Information dated March 16, 2022, relating to the proposed Reorganizations (File No. 333-262443); and
4.	The Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of each Acquired Fund for the year ended December 31, 2021,

Each Acquired Fund has previously provided its Annual Report and Semi-Annual Report to its shareholders, as applicable. For a free copy of any of the above documents, please call the telephone number or visit the website above.

Because each Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, no annual or semi-annual report is available for the Acquiring Funds at this time.

Each of Acquiring Trust and The Chartwell Funds (each, a “Trust” and together, the “Trusts”) is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, each Trust must file certain reports and other information with the SEC. Proxy material, reports, and other information filed by each Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured or guaranteed by any bank, or by the Federal Deposit Insurance Corporation or any other government agency, and may lose value. There is no assurance that any Fund will achieve its investment objectives.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Acquired Funds or Acquiring Funds.

THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

TABLE OF CONTENTS

SUMMARY	1
Reasons for the Proposed Reorganizations	1
The Proposed Reorganizations	1
PROPOSAL 1: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE CHARTWELL INCOME FUND INTO THE CARILLON CHARTWELL INCOME FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.	2
Comparative Fee and Expense Tables	4
Example of Fund Expenses	5
Fund Turnover	5
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	5
Comparison of Principal Risk Factors	10
Fundamental & Non-Fundamental Investment Limitations	16
Performance Information	16
Capitalization	17
PROPOSAL 2: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE CHARTWELL MID CAP VALUE FUND INTO THE CARILLON CHARTWELL MID CAP VALUE FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.	17
Comparative Fee and Expense Tables	20
Example of Fund Expenses	21
Fund Turnover	21
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	21
Comparison of Principal Risk Factors	24
Fundamental & Non-Fundamental Investment Limitations	28
Performance Information	28
Capitalization	30
PROPOSAL 3: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE CHARTWELL SHORT DURATION BOND FUND INTO THE CARILLON CHARTWELL SHORT DURATION BOND FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.	30
Comparative Fee and Expense Tables	32
Example of Fund Expenses	34
Fund Turnover	34
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	34
Comparison of Principal Risk Factors	38
Fundamental & Non-Fundamental Investment Limitations	44
Performance Information	44
Capitalization	44
PROPOSAL 4: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE CHARTWELL SHORT DURATION HIGH YIELD FUND INTO THE CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.	44
Comparative Fee and Expense Tables	46
Example of Fund Expenses	48
Fund Turnover	48
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	48
Comparison of Principal Risk Factors	51
Fundamental & Non-Fundamental Investment Limitations	55
Performance Information	55
Capitalization	57
PROPOSAL 5: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE CHARTWELL SMALL CAP GROWTH FUND INTO THE CARILLON CHARTWELL SMALL CAP GROWTH FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.	57
Comparative Fee and Expense Tables	59
Example of Fund Expenses	60
Fund Turnover	60
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	60
Comparison of Principal Risk Factors	62
Fundamental & Non-Fundamental Investment Limitations	67
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Performance Information	67
Capitalization	68
PROPOSAL 6: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE CHARTWELL SMALL CAP VALUE FUND INTO THE CARILLON CHARTWELL SMALL CAP VALUE FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.	68
Comparative Fee and Expense Tables	70
Example of Fund Expenses	71
Fund Turnover	72
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	72
Comparison of Principal Risk Factors	74
Fundamental & Non-Fundamental Investment Limitations	79
Performance Information	79
Capitalization	80
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	81
Terms of the Reorganization Plan	81
Description of the Securities to Be Issued	81
Board Considerations	82
Comparison of Fundamental and Non-Fundamental Investment Limitations	83
Federal Income Tax Consequences of the Reorganizations	85
Rights of Shareholders of the Funds	86
Section 15(f) Safe Harbor	87
ADDITIONAL INFORMATION ABOUT THE FUNDS	87
Service Providers	87
The Adviser	87
Management and Administrative Fees	87
The Subadviser	88
Distributor, Transfer Agent, and Custodian	91
Independent Registered Public Accounting Firm	92
Portfolio Managers	92
Buying and Selling Shares of the Acquired Funds and Acquiring Funds	92
Buying Shares	92
Exchanges	93
Dividends and Other Distributions	93
Redemption Procedures	93
FINANCIAL HIGHLIGHTS	94
VOTING INFORMATION	105
Voting Rights	105
Required Shareholder Vote and Quorum	105
Solicitation of Proxies and Voting Instructions	106
Proxy Solicitation	106
Adjournment or Postponement	106
Other Matters	106
Appendix A	A-1
Appendix B	B-1
Appendix C	C-1
Appendix D	D-1

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SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. The following is a summary of certain information relating to the proposed Reorganizations and is qualified in its entirety by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus and the attached appendices. For additional information, you should consult the Reorganization Plan, a copy of which is attached hereto as Appendix A.

Reasons for the Proposed Reorganizations

The primary reason for the proposed Reorganizations is to provide for the ongoing management of each Acquired Fund. TriState, the parent company of Chartwell, the investment adviser of each Acquired Fund, and Raymond James, the parent company of Carillon Tower, entered into an agreement dated October 20, 2021, pursuant to which Raymond James will acquire TriState, including Chartwell. Following the completion of the Transaction, Chartwell will become a wholly-owned subsidiary of Carillon Tower. The Reorganizations are being proposed in conjunction with the sale of TriState to Raymond James. The Transaction is subject to applicable regulatory approvals and approval by TriState shareholders. In the event that the Transaction is not consummated, Chartwell will not be acquired by Carillon Tower and the Reorganization Plan will not be implemented, even if approved by shareholders.

If the Reorganization Plan is approved, each Acquired Fund’s existing investment adviser, Chartwell, will be replaced by Carillon Tower, which will serve as investment adviser to each Acquiring Fund. Chartwell will serve as the subadviser to each Acquiring Fund.

The proposed Reorganizations are not expected to change the manner in which the Acquired Funds are managed, and it is anticipated that the portfolio managers responsible for each Acquired Fund will be the portfolio managers for the corresponding Acquiring Fund. Each Acquiring Fund will have investment objectives and investment strategies that are substantially identical to those of the corresponding Acquired Fund. A comparison of the investment objective(s), policies, and strategies and principal risks of each Acquired Fund and its corresponding Acquiring Fund is included in “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” and “Comparison of Principal Risk Factors” below.

The Funds have similar, but not identical, purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Funds - Buying and Selling Shares of the Acquired Funds and the Acquiring Funds” below.

You will not incur any sales loads or similar transaction charges as a result of a proposed Reorganization. In addition, the total annual operating expenses of each Acquiring Fund are expected to be the same as or lower than the corresponding Acquired Fund’s current total annual operating expenses at the same asset levels. Additionally, if an Acquired Fund has an expense cap, the corresponding Acquiring Fund will cap expenses at the same rate and with the same terms that are currently in place for the Acquired Fund for a period of at least two years from the date of the closing of the Reorganization.

The Proposed Reorganizations

This Proxy Statement/Prospectus is soliciting shareholders of each Acquired Fund as of March 2, 2022, to approve the Reorganization Plan, whereby the Acquired Fund will be reorganized into the corresponding Acquiring Fund. (Each Acquired Fund and each Acquiring Fund is sometimes referred to herein as a “Fund.”)

Each Acquired Fund offers one class of shares (the “Acquired Fund Shares”). Each Acquiring Fund also offers one class of shares, which are designated Class Chartwell shares (the “Acquiring Fund Shares”). The rights and preferences of the Acquiring Fund Shares are similar to the Acquired Fund Shares.

With respect to each proposed Reorganization, the Reorganization Plan provides for:

•	the transfer of all the assets of the Acquired Fund to the corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

•	the distribution to the Acquired Fund’s shareholders of those Acquiring Fund Shares; and

•	the complete termination of the Acquired Fund.

Approval of the Reorganization Plan will constitute approval of the above-described transfer of assets and assumption of liabilities, distribution of shares and termination of each Acquired Fund. If the Reorganization Plan is approved, each Acquired Fund’s existing investment adviser, Chartwell, will be replaced by Carillon Tower, which will serve as investment adviser to each Acquiring Fund. Chartwell will serve as the subadviser to each Acquiring Fund.

1

Subject to shareholder approval, each proposed Reorganization is expected to be effective at the close of business on or before July 1, 2022, or a later date the Trusts agree upon (the “Closing Date”). The Closing Date may be delayed due to regulatory or other considerations relating to the Reorganizations and/or the Transaction, potentially into the fourth quarter of 2022 or later. As a result of each Reorganization, each shareholder invested in shares of an Acquired Fund would become an owner of shares of the corresponding Acquiring Fund. Each shareholder of Acquired Fund Shares would hold, immediately after the Closing Date, an equal number of Class Chartwell shares of the applicable Acquiring Fund, which would have an aggregate value equal to the aggregate value of the shares that shareholder held as of the Closing Date. Each of the proposed Reorganizations is conditioned on the closing of the Transaction. The Transaction itself is conditioned on the receipt of applicable regulatory approvals and approval by TriState shareholders. In the event that the Transaction is not consummated, Chartwell will not be acquired by Carillon Tower and the Reorganization Plan will not be implemented, even if approved by shareholders. The Chartwell Funds believes that there will be no adverse tax consequences to shareholders as a result of the proposed Reorganizations. Please see “Additional Information about the Reorganizations – Federal Income Tax Consequences of the Reorganizations” below for further information.

The Chartwell Board has unanimously approved the Reorganization Plan with respect to each Acquired Fund. Accordingly, the Chartwell Board is submitting the Reorganization Plan for approval by the shareholders of each Acquired Fund. In considering whether to approve a proposal (a “Proposal”), you should review the Proposal for the Acquired Fund(s) in which you were a shareholder on the Record Date (as defined under “Voting Information”). In addition, you should review the information in this Proxy Statement/Prospectus that relates to all of the Proposals and the Reorganization Plan generally. The Chartwell Board recommends that you vote “FOR” the Proposal applicable to your Acquired Fund(s) to approve the Reorganization Plan.

PROPOSAL 1:	APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE CHARTWELL INCOME FUND INTO THE CARILLON CHARTWELL INCOME FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.

This Proposal 1 requests your approval of the Reorganization Plan, pursuant to which the Chartwell Income Fund will be reorganized into the Carillon Chartwell Income Fund.

In considering whether you should approve this Proposal, you should note the following:

History of the Acquiring Fund

•	The Carillon Chartwell Income Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. The Carillon Chartwell Income Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Chartwell Income Fund’s assets and liabilities and continuing its business investment operations, and will not conduct any investment operations until after the Closing Date of the proposed Reorganization. If shareholders of the Chartwell Income Fund approve the Fund’s proposed Reorganization, the Carillon Chartwell Income Fund will assume and publish the operating history and performance record of the Chartwell Income Fund.

Investment Objectives, Policies, Strategies and Risks of the Funds

•	The Carillon Chartwell Income Fund and the Chartwell Income Fund have substantially identical investment objectives, policies, and strategies. Each Fund’s investment objective is to provide investors with current income and, secondarily, to preserve capital. Each Fund seeks to achieve its investment objective by investing in corporate bonds, U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, preferred stocks, asset-back securities, mortgage-backed securities, municipal bonds and dividend-paying common stocks, including securities issued by real estate investment Trusts (“REITs”) and exchange-traded funds (“ETFs”). Certain of the Funds’ investments in corporate bonds and preferred stocks may be convertible into common stocks. Each Fund may invest any percentage of its net assets in the foregoing securities as the Acquired Fund’s investment adviser and the Acquiring Fund’s investment subadviser deem appropriate, except that a Fund will not purchase a common stock if it would cause the aggregate value of the common stocks that the Fund owns to exceed 30% of the Fund’s net assets. The Fund invests in securities that the Acquired Fund’s investment adviser and the Acquiring Fund’s subadviser believe are undervalued. Each Fund may invest in fixed income securities of any maturity or credit rating including below investment grade securities. Each Fund may also invest in unrated bonds and may purchase bonds in private transactions that qualify under Rule 144A of the Securities Act of 1933. The Acquired Fund’s investment adviser and Acquiring Fund’s investment subadviser will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long-term return. The duration of bonds purchased by each Fund will usually vary from three to seven years, subject to the discretion of the Acquired Fund’s investment adviser and the Acquiring Fund’s investment subadviser. For a detailed comparison of the Funds’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” below.
•	The Carillon Chartwell Income Fund and the Chartwell Income Fund have substantially identical risk profiles, although there are differences in how these are described. For a detailed comparison of each Fund’s risks, see “Comparison of Principal Risk Factors” below.
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Investment Adviser and Subadviser

•	Chartwell currently serves as the investment adviser for the Chartwell Income Fund. After the proposed Reorganization, Carillon Tower will serve as the investment adviser for the Carillon Chartwell Income Fund and Chartwell will serve as the subadviser for the Fund. As described above, Carillon Tower’s parent company has entered into an agreement to acquire Chartwell’s parent company, and the Reorganization is being proposed in connection with the Transaction. For a detailed description of Carillon Tower and Chartwell, please see “Additional Information about the Funds - Service Providers” below.

Shares of the Acquiring Fund

•	Shareholders of the Chartwell Income Fund will receive Class Chartwell shares of the Carillon Chartwell Income Fund pursuant to the proposed Reorganization. Shareholders will not pay any sales charges in connection with the proposed Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Funds” below for more information.

The Funds have similar, but not identical, purchase procedures, exchange rights and redemption procedures. For each Fund, the minimum initial investment amount is $1,000. This minimum may be waived by the Funds in certain circumstances. The Funds’ purchase procedures, exchange rights and redemption procedures are discussed further in “Additional Information about the Funds - Buying and Selling Shares of the Acquired Funds and the Acquiring Funds” and Appendix C below.

Fees and Expenses of the Funds

•	The annual operating expense ratio for the Carillon Chartwell Income Fund’s Class Chartwell shares following the proposed Reorganization is not expected to exceed the current annual operating expense ratio of the Chartwell Income Fund’s shares, as shown below in the “Comparative Fee and Expense Tables.” Chartwell has entered into an agreement to waive advisory fees and/or assume certain fund expenses through at least April 30, 2023 in order to limit the “Total Annual Fund Operating Expenses” (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) to no more than 0.64% for shares of the Chartwell Income Fund. Carillon Tower will enter into a similar agreement to limit the Carillon Chartwell Income Fund’s total annual operating expenses to 0.64% for Class Chartwell shares with a term lasting for at least two years from the Closing Date of the proposed Reorganization. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

•	The Chartwell Income Fund pays Chartwell an advisory fee at the annual rate of 0.50% on the Fund’s first $1.75 billion of average daily net assets, 0.48% of the next $1.75 billion of average daily net assets, and 0.46% of such assets over $3.5 billion. The Carillon Chartwell Income Fund will pay Carillon Tower an advisory fee of 0.40% on the Fund’s first $1.75 billion of average daily net assets, 0.38% of the next $1.75 billion of average daily net assets, and 0.36% of such assets over $3.5 billion. Carillon Tower will pay Chartwell a subadvisory fee at the annual rate of 0.40% on the Fund’s first $1.75 billion of average daily net assets, 0.38% of the next $1.75 billion of average daily net assets, and 0.36% of such assets over $3.5 billion. The Carillon Chartwell Income Fund will pay Carillon Tower an administration fee of 0.10%, which will be offset by the 0.10% decline in the advisory fee paid by the Carillon Chartwell Income Fund as compared to that of the Chartwell Income Fund.

•	Currently, the Acquired Funds pay Ultimus Fund Solutions, LLC (“Ultimus”) for administrative services and fund accounting services. Ultimus receives an annual base administration fee of $36,000 per Acquired Fund, as well as an annual asset-based fee of 0.04% of the Acquired Funds’ first $1.5 billion in average daily net assets, 0.03% of the Acquired Funds’ next $1.5 billion in average daily net assets, and 0.02% of the Acquired Funds’ average daily net assets above $3 billion, and additional fees if it performs certain other services for an Acquired Fund. After the proposed Reorganization, Ultimus will continue to provide administrative and fund accounting services pursuant to the same fee arrangement for the Acquiring Funds. See “Additional Information about the Funds” below for more information about other service providers.

•	Following the proposed Reorganization, Carillon Tower also will serve as an Administrator to the Acquiring Fund. The Acquiring Fund will pay to Carillon Tower a fee of 0.10% for performing administrative services not otherwise provided by Ultimus, including, among other things: (1) preparing amendments to, filing and maintaining the Acquiring Trust’s governing documents, including the Acquiring Trust’s Declaration of Trust, By-laws and minutes of shareholder meetings; (2) assisting with the design, development and operation of the Funds, including new classes, investment objectives, policies and structure; (3) reviewing reports produced by, and overseeing the operations and performance of, service providers, and preparing related reports to the Board; (4) preparing, reviewing and filing any registration statements on Form N-14, proxy materials and other filings; and (5) coordinating and overseeing the printing and mailing of proxy and information statements, facilitating the proxy solicitation process and conducting shareholder meetings.
3

Costs and Tax Consequences of the Reorganization

•	Raymond James or its affiliates and TriState or its affiliates have agreed to bear the direct and indirect costs and expenses incurred by such party related to the proposed Reorganizations. The Chartwell Income Fund and the Carillon Chartwell Income Fund will not bear any of the costs and expenses of the proposed Reorganization unless the payment of such expenses by another party would result in the Fund’s disqualification as a “regulated investment company” under the Internal Revenue Code or would prevent the proposed Reorganization from qualifying as a tax-fee reorganization.

•	The exchange of the Chartwell Income Fund’s assets solely for the Carillon Chartwell Income Fund’s shares and the latter’s assumption of the Chartwell Income Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

Comparative Fee and Expense Tables

The following tables show the fees and expenses that you may pay if you buy, hold, and sell shares of the Chartwell Income Fund and the estimated pro forma fees and expenses that you may pay if you buy, hold, and sell Class Chartwell shares of the Carillon Chartwell Income Fund after giving effect to the proposed Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The Carillon Chartwell Income Fund is newly organized and has not had any operations of its own to date. Fees and expenses for the Chartwell Income Fund are based on those incurred by its shares for the fiscal year ended December 31, 2021, as disclosed in the Fund’s most recent Annual Report. The pro forma fees and expenses of the Carillon Chartwell Income Fund’s Class Chartwell shares assume that the proposed Reorganization has been in effect for the year ended December 31, 2021.

Shareholder Fees

(fees paid directly from your investment)

	Chartwell Income Fund	Pro forma Carillon Chartwell Income Fund (assuming the proposed Reorganization is approved)
	Shares	Class Chartwell
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Wire Fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Chartwell Income Fund	Pro forma Carillon Chartwell Income Fund (assuming the proposed Reorganization is approved)
	Shares	Class Chartwell
Management Fee	0.50%	0.40%
Distribution (Rule 12b-1) fees	None	None
Other Expenses	0.18%	0.28%[1]
Total Annual Fund Operating Expenses	0.68%	0.68%
Fees waived and/or expenses reimbursed[2,3]	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.64%	0.64%

1.	Other Expenses include a 0.10% administration fee that will be paid to Carillon Tower, which will be offset by a 0.10% reduction in the advisory fee to be paid by the Acquiring Fund.
2.	Chartwell has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.64% of the average daily net assets of the Fund’s shares. This agreement is in effect until at least April 30, 2023 and it may be terminated prior to this time only by The Chartwell Funds’ Board of Trustees, or if the investment advisory agreement is terminated (i) by The Chartwell Funds upon 60 days’ notice to Chartwell provided such termination was directed or approved by a vote of a majority of the Trustees of The Chartwell Funds or by the vote of the holders of a majority of the voting securities of the Fund at
4

the time outstanding or entitled to vote; (ii) by Chartwell upon 60 days’ notice to The Chartwell Funds; or (iii) by an assignment of the investment advisory agreement. Chartwell is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund after April 29, 2018, for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement. Chartwell’s right to seek reimbursement of fees waived or payments made to the Fund will terminate upon the consummation of the proposed Reorganization.

3.	Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Fund to the extent that annual operating expenses exceed 0.64% of average daily net assets for at least two years from the Closing Date. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options. The example assumes that:

  You invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods;
  Your investment has a 5% return each year;
  The Fund’s operating expenses remain the same; and
  The contractual agreement to limit overall Fund expenses remains in place for the term of the agreement.

Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Chartwell Income Fund
Shares	$65	$209	$371	$839
Pro forma Carillon Chartwell Income Fund (assuming the proposed Reorganization is approved)
Class Chartwell	$65	$209	$371	$839

Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2021, the portfolio turnover rate was 56% of the average value of the Chartwell Income Fund’s portfolio. The Carillon Chartwell Income Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers

The Chartwell Income Fund and the Carillon Chartwell Income Fund have substantially identical investment objectives, policies, and strategies. Each Fund’s investment objective is to provide investors with current income and, secondarily, to preserve capital. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. The investment objective of each Fund may be changed without shareholder approval.

Each Fund has substantially identical principal investment strategies. Each Fund seeks to achieve its investment objective by investing in fixed-income and equity securities. Such securities include corporate bonds, U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, preferred stocks, asset-back securities, mortgage-backed securities, municipal bonds and dividend-paying common stocks, including securities issued by real estate investment trusts (“REITs”) and exchange-traded funds (“ETFs”). Certain of the Funds’ investments in corporate bonds and preferred stocks may be convertible into common stocks. Each Fund may invest any percentage of its net assets in the foregoing securities as the Acquired Fund’s investment adviser and the Acquiring Fund’s investment subadviser deem appropriate, except that a Fund will not purchase a common stock if it would cause the aggregate value of the common stocks that the Fund owns to exceed 30% of the Fund’s net assets. The adviser is not required to sell any common stocks owned by the Fund if the value of the common stocks exceeds 30% of net assets due to appreciation of the common stocks or depreciation of the Fund’s other securities. The Funds invest in securities that the Acquired Fund’s investment adviser and the Acquiring Fund’s subadviser believes are undervalued. The duration of bonds purchased by each Fund will usually vary from three to seven years, subject to the discretion of the Acquired Fund’s investment adviser and the Acquiring Fund’s investment subadviser.

5

Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below, and in Appendix B.

Acquired Fund	Acquiring Fund
Chartwell Income Fund	Carillon Chartwell Income Fund
Investment Objective

The investment objective of the Chartwell Income Fund is to provide investors with current income; seeking to preserve capital is a secondary consideration.

The Chartwell Income Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.

The Carillon Chartwell Income Fund will have the same investment objective.

The Carillon Chartwell Income Fund’s investment objective also will be a non-fundamental policy that may be changed by its Board without shareholder approval.

Principal Investment Strategies

The Fund may invest in corporate bonds, U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, preferred stocks, asset-back securities, mortgage-backed securities, municipal bonds and dividend-paying common stocks, including securities issued by real estate investment trusts (“REITs”) and exchange-traded funds (“ETFs”). Certain of the Fund’s investments in corporate bonds and preferred stocks may be convertible into common stocks. The Fund invests in securities that the Fund’s investment adviser believes are undervalued. The Fund may invest any percentage of its net assets in the foregoing securities as the investment adviser deems appropriate, except that the Fund’s adviser will not purchase a common stock if it would cause the aggregate value of the common stocks that the Fund owns to exceed 30% of the Fund’s net assets. The adviser is not required to sell any common stocks owned by the Fund if the value of the common stocks exceeds 30% of net assets due to appreciation of the common stocks or depreciation of the Fund’s other securities.

When selecting corporate bonds, the adviser will consider the rating the bond has received from Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Ltd. (“Fitch”). The adviser may invest in fixed income securities of any maturity or credit rating including below investment grade securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by S&P or Fitch or, if unrated by S&P, Moody’s or Fitch, determined by the adviser to be of comparable credit quality. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Moody’s, S&P or Fitch (or, if unrated, determined by the adviser to be of comparable credit quality). The adviser may also invest in unrated bonds and may purchase bonds in private transactions that qualify under Rule 144A of the Securities Act of 1933.

The adviser will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long-term return. The duration of bonds purchased by the Fund will usually vary from three to seven years. The adviser has the discretion to vary the duration of the portfolio in order to seek to take advantage of prevailing trends in interest rates.

Same. References to “adviser” have been changed to “subadviser.”

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Acquired Fund	Acquiring Fund
Chartwell Income Fund	Carillon Chartwell Income Fund

The Fund may invest in common stocks, subject to the 30% limit described above, and in preferred stocks when the adviser deems it appropriate. The portfolio allocations to preferred and common stocks are determined by the adviser based upon its evaluation of the bond market. The outlook for the economy generally is also a consideration. During periods of economic strength, greater emphasis may be placed on preferred and common stocks than on other investments. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the adviser believes are offering an above average yield, in comparison to other preferred stocks of the same quality; and (2) preferred stocks that the adviser believes offer the potential for capital appreciation due to the business prospects of the issuers. The Fund may also purchase preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933. Preferred stocks that have a cumulative feature do not have to be paying current dividends in order to be purchased.

Common stocks are generally selected based on one of three value-based criteria: (1) stocks selling substantially below their book values; (2) stocks judged by the adviser to be selling at low valuations to their present earnings levels; and (3) stocks judged by the adviser to have above average growth prospects and to be selling at small premiums to their book values or at modest valuations based on their present earnings levels. In addition, the Fund will only purchase common stocks that pay cash dividends. If a common stock stops paying dividends after its purchase by the Fund, the Fund would not be required to sell the stock. The adviser may purchase ETFs designed to track equity and fixed income securities indices to manage the Fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The method of stock selection used by the Fund may result in the Fund selecting stocks that are currently out of favor with most other investors. The Fund may invest in the securities of lesser-known companies. In addition, the Fund invests only in common stocks listed on national securities exchanges or quoted on the over-the-counter market.

Investment Adviser
Chartwell	Carillon Tower
Investment Subadviser
None.	Chartwell
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Acquired Fund	Acquiring Fund
Chartwell Income Fund	Carillon Chartwell Income Fund
Portfolio Managers

David C. Dalrymple, CFA, T. Ryan Harkins, CFA, Andrew S. Toburen, CFA and Thomas R. Coughlin, CFA, CMT, Jeffrey D. Bilsky, John M. Hopkins, CFA and Christine F. Williams are jointly and primarily responsible for the day-to-day management of the Chartwell Income Fund. Each of the portfolio managers other than Mr. Hopkins and Ms. Williams has served as a member of the Fund’s portfolio management team since March 1, 2019. Mr. Hopkins and Ms. Williams have each served as a member of the Fund’s portfolio management team since March 1, 2021.

David C. Dalrymple, CFA, has 35 years of investment experience. Mr. Dalrymple has been with Chartwell since its inception in 1997. He has served as Chartwell’s Managing Partner and Senior Portfolio Manager since 1997. During the past nineteen years, Mr. Dalrymple has been the lead portfolio manager of the firm’s Small Cap Value strategy serving institutional, high net worth, and mutual fund sub-advisory clients. Mr. Dalrymple is part of a dedicated investment team of four investment professionals. From 1991 to 1997, Mr. Dalrymple served as Portfolio Manager at Delaware Investment Advisers, managing a small cap value mutual fund, the Value Fund, and assisting in managing mutual funds and institutional assets in small and mid-cap styles. Prior to joining Delaware Investment Advisers, Mr. Dalrymple was an assistant portfolio manager at Lord Abbett & Co. managing mid-cap value and small-cap growth products. Mr. Dalrymple holds a Bachelor of Science degree in Business Management from Clarkson University and an MBA from Cornell University’s Johnson School and is a Chartered Financial Analyst.

T. Ryan Harkins, CFA, has 23 years of investment experience. Mr. Harkins is a Senior Portfolio Manager and has been with Chartwell since 2007. Prior to joining Chartwell, Mr. Harkins was a Portfolio Manager and Research Analyst at Credit Suisse Asset Management where he co-managed the firm’s small cap value strategy. From 1997 to 2000, he was an Investment Banker at Morgan Keegan & Company where he specialized in private placements for small public and private companies. Mr. Harkins holds a Bachelor’s degree from Duke University, an MBA from University of Pennsylvania’s Wharton School and is a Chartered Financial Analyst.

Andrew S. Toburen, CFA, has 27 years of investment experience. Mr. Toburen is a Senior Portfolio Manager and has been with Chartwell since 1999. He is responsible for overseeing all of the high yield fixed income assets at Chartwell. From 1994 to 1997, Mr. Toburen was part of a team managing over $3 billion in high yield corporate bond assets at Nomura Corporate Research and Asset Management, Inc. Mr. Toburen holds a Bachelor’s degree in Economics from Yale University and an MBA from Cornell University’s Johnson School of Management and is a Chartered Financial Analyst. Mr. Toburen is a member of the CFA Institute and the CFA Society of Philadelphia.

Same.

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Acquired Fund	Acquiring Fund
Chartwell Income Fund	Carillon Chartwell Income Fund

Thomas R. Coughlin, CFA, CMT, has 16 years of investment experience. Mr. Coughlin is a Portfolio Manager, Senior Analyst and has been with Chartwell since 2008. Prior to joining Chartwell, Tom was employed at Janney Montgomery Scott, LLC. He held multiple analyst positions at Janney Montgomery Scott, LLC. Mr. Coughlin holds a Bachelor’s degree from Swarthmore College and is a Chartered Financial Analyst and a Chartered Market Technician.

Jeffrey D. Bilsky, has 16 years of investment experience. Mr. Bilsky is a Co-Portfolio Manager and has been with Chartwell since 2015. Prior to joining Chartwell, Mr. Bilsky was employed at Cruiser Capital, a long-short hedge fund, where he served as a Portfolio Analyst. From 2008 to 2011, he was a Vice President in Institutional Sales and Trading at Hudson Securities. Prior to Hudson Securities, he spent two years at Banc of America Securities as an Analyst in Institutional Sales and Trading. Mr. Bilsky holds a Bachelor’s degree from University of Pennsylvania and an MBA from University of Pennsylvania’s Wharton School.

John M. Hopkins, CFA, has 30 years of investment experience. Mr. Hopkins is a Portfolio Manager and Senior Analyst and has been with Chartwell since 2007. From May of 2004 to 2007, Mr. Hopkins worked for Collateral Processing Group, LLC where he was a Founder and Managing Principal. From 1999 to 2003 he worked for Sunrock Capital Corporation where he was Chief Financial Officer. From 1997 to 1999, he worked for Chase Securities, Inc. where he was a Senior High Yield Analyst. Mr. Hopkins holds a Bachelor’s degree in both Finance and Economics, and a Minor in Spanish, from Pennsylvania State University and is a Chartered Financial Analyst. Mr. Hopkins is a member of the CFA Institute and the CFA Society of Philadelphia.

Christine F. Williams has 33 years of investment experience. Ms. Williams is a Managing Partner and Senior Portfolio Manager and has been with Chartwell since its inception in 1997. She is responsible for overseeing all of the high-grade fixed income assets at Chartwell. From 1990 to 1997, Ms. Williams was an Assistant Vice President in Fixed Income at Meridian Investment Company where she was part of the fixed income team managing close to $2 billion in assets. In addition to her tax-exempt responsibilities, she managed the Pennsylvania Municipal Mutual Fund and the General Market Personal Trust Municipal Fund. She began her career at Merrill Lynch. Ms. Williams holds a Bachelor’s degree in Economics from the University of Delaware and a Master’s Degree in Finance from St. Joseph’s University. Ms. Williams is a member of the CFA Institute and the CFA Society of Philadelphia.

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Comparison of Principal Risk Factors

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Chartwell Income Fund and the Carillon Chartwell Income Fund are the same because the Funds have substantially identical investment objectives, principal investment strategies and investment policies, and are described in the following table. The Carillon Chartwell Income Fund is subject to the principal risks described below. The most significant risks of investing in the Carillon Chartwell Income Fund as of the date of this Proxy Statement/Prospectus are listed first below followed by the remaining risks in alphabetical order. Different risks may be more significant at different times depending on market conditions or other factors.

Market Risk

Markets may at times be volatile and the values of the Fund’s stock and fixed income holdings, as well as the income generated by the Fund’s fixed income holdings, may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, regional or global economic instability and interest, inflation and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. These events may lead to periods of volatility, which may be exacerbated by changes in market size and structure. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters, public health crises, pandemics, governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment could cause uncertainty in the markets and may adversely affect the performance of the global economy. Terrorism and related geopolitical risks, including tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Likewise, systemic market dislocations of the kind that occurred during the financial crisis in 2008, if repeated, could be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Political and diplomatic events within the United States and abroad, such as changes in the U.S. presidential administration and Congress and domestic political unrest, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by government or quasi-governmental organizations.

In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

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Recent Market Events | An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving, and the transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, supply chain disruptions, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, quarantines and stay-at-home orders, cancellations, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty about the state of the global economy. The current pandemic has accelerated trends toward working remotely and online shopping and delivery of services, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an online business model. Certain industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. Although promising vaccines and boosters have been released, the timeline for these vaccines becoming significantly widespread in many countries to allow the restoration of full economic activity remains uncertain, and the efficacy of these vaccines may be impacted by further pandemic developments. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular issuers, increase the possibility that countries may be unable to make timely payments on their sovereign debt, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems and vaccine delivery systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken steps to stimulate the U.S. economy. The Fed and the U.S. federal government may continue to take steps to address the impact of the pandemic. However, such measures ultimately will depend on agreement among political parties, which is not certain. The likelihood and effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. Recently, the Fed has signaled that it plans to decrease and unwind its interventions, and the Fed is anticipated to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S., which may adversely affect the present value of the Fund’s assets and distributions. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at or near historic lows. Central banks reduced rates further to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other policy changes. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and the ratification of a trade agreement between the United Kingdom and the European Union, the possibility of changes to some international trade agreements, tensions or open conflict between and among nations, such as between Russia and Ukraine, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements and the broader global economy.

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Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A climate-driven increase in sea levels or flooding and/or an increase in powerful windstorms could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Interest Rate Risk	Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of the Fund’s fixed income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain European countries and Japan have experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Conversely, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund.
Credit Risk	The Fund could lose money if the issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. The downgrade of the credit rating of a security held by the Fund may decrease its value and may make it more difficult for the Fund to sell it. Credit risk may change over the life of an instrument. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that the Fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the Fund.
Convertible Securities	The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.
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Equity Securities Risk

The Fund’s equity securities investments are subject to market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

  Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.
  Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the Fund. Low priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Securities that pay dividends may be sensitive to changes in interest rates, and a sharp increase in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. Changes to the dividend policies of companies in which the Fund invests and the capital resources available for dividend payment at such companies may harm Fund performance. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.
  Preferred Stocks. Preferred securities, including convertible preferred securities, are subject to issuer-specific and market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bondholders. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations.
  REITS. REITS or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks, declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, defaults by mortgagors or other borrowers and tenants, lack of availability of mortgage funds or financing, extended vacancies of properties, especially during economic downturns, losses due to environmental liabilities, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Additionally, REITs are dependent on the skills of their managers. Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by the Fund, meaning the Fund’s investment in REITs will result in the layering of expenses such that as a shareholder, the Fund will indirectly bear a proportionate share of a REIT’s operating expenses. A domestic REIT could fail to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code, or to maintain its exemption from registration under the 1940 Act.

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High-Yield Securities Risk	Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, issuers of junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties, leading to a greater risk that the issuer will default on the timely payment of principal and interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower rated securities also have a greater risk of default or bankruptcy, especially when the economy is weak or expected to become weak. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Additionally, due to the greater number of considerations involved in the selection of the Fund’s securities, the achievement of the Fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. The higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Investments in high-yield securities are inherently speculative.
Large-Cap Companies Risk	Investments in large-cap companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large-cap companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large-cap companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.
Liquidity Risk	Liquidity risk is the possibility that the Fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the Fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher-than-normal redemption rates.
Management and Strategy Risk	The value of your investment depends on the judgment of the subadviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the subadviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
Mortgage- and Asset-Backed Securities Risk	Mortgage and asset-backed security risk arises in part from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. The reduced value of the Fund’s securities and the potential loss of principal as a result of a mortgagor’s failure to repay would have a negative impact on the Fund. If a borrower repays the principal early, the Fund may have to reinvest the proceeds at a lower rate, thereby reducing the Fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply. In a to-be-announced (“TBA”) mortgage-backed transaction, the Fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.
Municipal Securities Risk	A municipal security’s value, interest payments or repayment of principal could be affected by economic, legislative or political changes. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. Municipal securities are also subject to potential volatility in the municipal market and the Fund’s share price, yield and total return may fluctuate in response to municipal bond market movements. Municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, as opposed to general tax revenues, may have increased risks. Changes in a municipality’s financial health may affect its ability to make interest and principal payments when due. Any failure of municipal securities invested in by the Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.
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Other Investment Companies, Including ETFs Risk

Investments in the securities of other investment companies, including exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. Investments in other investment companies will subject the Fund to the risks of the types of investments in which the investment companies invest.

As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will typically decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate the Fund’s holdings of ETF shares at the most optimal time, adversely affecting the Fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Restricted Securities Risk	Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the subadviser considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.
U.S. Government Securities and Government Sponsored Enterprises Risk	A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by Government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (3) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so. In such circumstances, if the issuer defaulted, the Fund may not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to interest rate risk, credit risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.
U.S. Treasury Obligations Risk	Securities issued or guaranteed by the U.S. Treasury are backed by the “full faith and credit” of the United States; however, the U.S. government guarantees the securities only as to the timely payment of interest and principal when held to maturity, and the market prices of such securities may fluctuate. The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline. Because U.S. Treasury securities trade actively outside the United States, their prices may also rise and fall as changes in global economic conditions affect the demand for these securities. The total public debt of the U.S. as a percent of GDP has grown rapidly since the beginning of the recent financial and market volatility as a result of the coronavirus pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they have the potential to create systemic risks if sound debt management practices are not implemented.
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Value Stocks Risk	Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time. The Fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors. If a value investment style shifts out of favor based on market conditions and investor sentiment, the Fund could underperform funds that use a non-value approach to investing or have a broader investment style.

Fundamental & Non-Fundamental Investment Limitations

If the proposed Reorganization occurs, as a shareholder, you will be subject to the fundamental investment policies of the Carillon Chartwell Income Fund. A “fundamental” investment policy is one that may not be changed without a shareholder vote. The Chartwell Income Fund and the Carillon Chartwell Income Fund have identical fundamental and non-fundamental investment policies relating to borrowing, lending, underwriting, concentration, issuing senior securities, and investing in commodities and real estate. More detailed information about these investment policies is available in the Statement of Additional Information. For a comparison of each Fund’s fundamental investment limitations, see “Additional Information About the Reorganizations – Comparison of Fundamental Investment Limitations.”

Performance Information

The Carillon Chartwell Income Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the proposed Reorganization, which is subject to shareholder approval, the Carillon Chartwell Income Fund, as the successor to the Chartwell Income Fund, will assume and publish the operating history and performance record of the Chartwell Income Fund. After the proposed Reorganization, the Chartwell Income Fund will be the accounting survivor. This means that the Carillon Chartwell Income Fund will continue to show the historical investment performance and returns of the Chartwell Income Fund (even after the Chartwell Income Fund’s liquidation).

The bar chart and tables below provide some indication of the risks of investing in the Chartwell Income Fund by showing changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns for the past one-year, five-year and ten-year periods through December 31, 2021, compared to the returns of a broad market benchmark index, as well as additional broad-based market indices. Past performance is not an indication of future performance. Updated performance information is available at the Fund’s website, www.chartwellip.com, or by calling the Fund at 1-888-995-5505.

The Chartwell Income Fund acquired the assets and liabilities of the Berwyn Income Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Income Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Chartwell Income Fund adopted the accounting and performance history of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016, through December 31, 2016, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Predecessor Funds’ past performance, before and after taxes, is not necessarily an indication of how the Chartwell Income Fund will perform in the future.

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Chartwell Income Fund – Calendar Year Total Returns
7.96%	15.88%	3.32%	(3.30)%	8.73%	3.92%	(0.82)%	9.68%	4.48%	7.35%
2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Best Quarter (% and quarter end date)					Worst Quarter (% and quarter end date)
9.73% (June 30, 2020)					(13.80)% (March 31, 2020)

Chartwell Income Fund - Average Annual Total Returns (As of December 31, 2021)
	One Year	Five Years	Ten Years
Return Before Taxes	7.35%	4.86%	5.59%
Return After Taxes on Distributions*	6.21%	3.46%	4.17%
Return After Taxes on Distributions and Sale of Fund Shares*	4.33%	3.25%	3.97%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(1.54)%	3.57%	2.90%
ICE BofA High Yield Cash Pay Index (reflects no deduction for fees, expenses or taxes)	5.29%	6.09%	6.69%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes	25.37%	11.00%	12.89%
25% Russell 3000 Value/55% Bloomberg US Aggregate/20% BofA High Yield Cash Pay Blend (reflects no deduction for fees, expenses or taxes)	6.20%	6.18%	6.29%

No one index is representative of the Fund’s portfolio.

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Capitalization

The following table shows the capitalization of the Chartwell Income Fund as of December 31, 2021, and the Carillon Chartwell Income Fund on a pro forma combined basis as of December 31, 2021, after giving effect to the proposed Reorganization. The table is for informational purposes only. The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Chartwell Income Fund. The Carillon Chartwell Income Fund is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Chartwell Income Fund	$520,443,726.83	$14.15	36,777,260.491
Adjustments	—	—
Pro forma Carillon Chartwell Income Fund (assuming the proposed Reorganization is approved)	$520,443,726.83	$14.15	36,777,260.491

After careful consideration, the Chartwell Board unanimously approved the Reorganization Plan with respect to the Chartwell Income Fund. Accordingly, the Board has submitted the Reorganization Plan for approval by this Fund’s shareholders. The Board recommends that you vote “FOR” Proposal 1.

PROPOSAL 2:	APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE CHARTWELL MID CAP VALUE FUND INTO THE CARILLON CHARTWELL MID CAP VALUE FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.

This Proposal 2 requests your approval of the Reorganization Plan, pursuant to which the Chartwell Mid Cap Value Fund will be reorganized into the Carillon Chartwell Mid Cap Value Fund.

In considering whether you should approve this Proposal, you should note the following:

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History of the Acquiring Fund

•	The Carillon Chartwell Mid Cap Value Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. The Carillon Chartwell Mid Cap Value Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Chartwell Mid Cap Value Fund’s assets and liabilities and continuing its business investment operations, and will not conduct any investment operations until after the Closing Date of the proposed Reorganization. If shareholders of the Chartwell Mid Cap Value Fund approve the Fund’s proposed Reorganization, the Carillon Chartwell Mid Cap Value Fund will assume and publish the operating history and performance record of the Chartwell Mid Cap Value Fund.

Investment Objectives, Policies, Strategies and Risks of the Funds

•	The Carillon Chartwell Mid Cap Value Fund and the Chartwell Mid Cap Value Fund have substantially identical investment objectives, policies, and strategies. Each Fund’s investment objective is to seek long-term capital appreciation. Under normal circumstances, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of mid-capitalization U.S. companies. Each Fund considers mid-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell Midcap Value Index during the most recent 12-month period (which was approximately $434.8 million and $71.7 billion as of December 31, 2021). Because mid-capitalization companies are defined by reference to an index, the range of market capitalization of companies of which each Fund invests may vary with market conditions. Each Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. Each Fund also may invest in real estate investment trusts (“REITs”). Additionally, the Acquired Fund’s investment adviser and Acquiring Fund’s subadviser may purchase exchange-traded funds (“ETFs”) designed to track U.S. mid-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. The Funds generally invest in companies that the Acquired Fund’s investment adviser and Acquired Fund’s subadviser believes are undervalued. For a detailed comparison of the Funds’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” below.

•	The Carillon Chartwell Mid Cap Value Fund and the Chartwell Mid Cap Value Fund have substantially identical risk profiles, although there are differences in how these are described. For a detailed comparison of each Fund’s risks, see “Comparison of Principal Risk Factors” below.

Investment Adviser and Subadviser

•	Chartwell currently serves as the investment adviser for the Chartwell Mid Cap Value Fund. After the Reorganization, Carillon Tower will serve as the investment adviser for the Carillon Chartwell Mid Cap Value Fund and Chartwell will serve as the subadviser for the Fund. As described above, Carillon Tower’s parent company has entered into an agreement to acquire Chartwell’s parent company, and the Reorganization is being proposed in connection with the Transaction. For a detailed description of Carillon Tower and Chartwell, please see “Additional Information about the Funds - Service Providers” below.

Shares of the Acquiring Fund

•	Shareholders of the Chartwell Mid Cap Value Fund will receive Class Chartwell shares of the Carillon Chartwell Mid Cap Value Fund pursuant to the proposed Reorganization. Shareholders will not pay any sales charges in connection with the proposed Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Funds” below for more information.

•	The Funds have similar, but not identical, purchase procedures, exchange rights and redemption procedures. For each Fund, the minimum initial investment amount is $1,000. This minimum may be waived by the Funds in certain circumstances. The Funds’ purchase procedures, exchange rights and redemption procedures are discussed further in “Additional Information about the Funds - Buying and Selling Shares of the Acquired Funds and the Acquiring Funds” and Appendix C below.
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Fees and Expenses of the Funds

•	The annual operating expense ratio for the Carillon Chartwell Mid Cap Value Fund’s Class Chartwell shares following the proposed Reorganization is not expected to exceed the current annual operating expense ratio of the Chartwell Mid Cap Value Fund’s shares, as shown below in the “Comparative Fee and Expense Tables.” Chartwell has entered into an agreement to waive advisory fees and/or assume certain fund expenses through at least April 30, 2023 in order to limit the “Total Annual Fund Operating Expenses” (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) to no more than 0.90% for shares of the Chartwell Mid Cap Value Fund. Carillon Tower will enter into a similar agreement to limit the Carillon Chartwell Mid Cap Value Fund’s total annual operating expenses to 0.90% for Class Chartwell shares with a term lasting for at least two years from the Closing Date of the proposed Reorganization. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

•	The Chartwell Mid Cap Value Fund pays Chartwell an advisory fee at the annual rate of 0.75% on the Fund’s average daily net assets. The Carillon Chartwell Mid Cap Value Fund will pay Carillon Tower an advisory fee at the annual rate of 0.65% on the Fund’s average daily net assets. Carillon Tower will pay Chartwell a subadvisory fee at the annual rate of 0.65% on the Fund’s average daily net assets. The Carillon Chartwell Mid Cap Value Fund will pay Carillon Tower an administration fee of 0.10%, which will be offset by the 0.10% decline in the advisory fee paid by the Carillon Chartwell Mid Cap Value Fund as compared to that of the Chartwell Mid Cap Value Fund.

•	Currently, the Acquired Funds pay Ultimus Fund Solutions, LLC (“Ultimus”) for administrative services and fund accounting services. Ultimus receives an annual base administration fee of $36,000 per Acquired Fund, as well as an annual asset-based fee of 0.04% of the Acquired Funds’ first $1.5 billion in average daily net assets, 0.03% of the Acquired Funds’ next $1.5 billion in average daily net assets, and 0.02% of the Acquired Funds’ average daily net assets above $3 billion, and additional fees if it performs certain other services for an Acquired Fund. After the proposed Reorganization, Ultimus will continue to provide administrative and fund accounting services pursuant to the same fee arrangement for the Acquiring Funds. See “Additional Information about the Funds” below for more information about other service providers.

•	Following the proposed Reorganization, Carillon Tower also will serve as an Administrator to the Acquiring Fund. The Acquiring Fund will pay to Carillon Tower a fee of 0.10% for performing administrative services not otherwise provided by Ultimus, including, among other things: (1) preparing amendments to, filing and maintaining the Acquiring Trust’s governing documents, including the Acquiring Trust’s Declaration of Trust, By-laws and minutes of shareholder meetings; (2) assisting with the design, development and operation of the Funds, including new classes, investment objectives, policies and structure; (3) reviewing reports produced by, and overseeing the operations and performance of, service providers, and preparing related reports to the Board; (4) preparing, reviewing and filing any registration statements on Form N-14, proxy materials and other filings; and (5) coordinating and overseeing the printing and mailing of proxy and information statements, facilitating the proxy solicitation process and conducting shareholder meetings.

Costs and Tax Consequences of the Reorganization

•	Raymond James or its affiliates and TriState or its affiliates have agreed to bear the direct and indirect costs and expenses incurred by such party related to the proposed Reorganizations. The Chartwell Mid Cap Value Fund and the Carillon Chartwell Mid Cap Value Fund will not bear any of the costs and expenses of the proposed Reorganization unless the payment of such expenses by another party would result in the Fund’s disqualification as a “regulated investment company” under the Internal Revenue Code or would prevent the proposed Reorganization from qualifying as a tax-fee reorganization.

•	The exchange of the Chartwell Mid Cap Value Fund’s assets solely for the Carillon Chartwell Mid Cap Value Fund’s shares and the latter’s assumption of the Chartwell Mid Cap Value Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.
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Comparative Fee and Expense Tables

The following tables show the fees and expenses that you may pay if you buy, hold, and sell shares of the Chartwell Mid Cap Value Fund and the estimated pro forma fees and expenses that you may pay if you buy, hold, and sell Class Chartwell shares of the Carillon Chartwell Mid Cap Value Fund after giving effect to the proposed Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The Carillon Chartwell Mid Cap Value Fund is newly organized and has not had any operations of its own to date. Fees and expenses for the Chartwell Mid Cap Value Fund are based on those incurred by its shares for the fiscal year ended December 31, 2021, as disclosed in the Fund’s most recent Annual Report. The pro forma fees and expenses of the Carillon Chartwell Mid Cap Value Fund’s Class Chartwell shares assume that the proposed Reorganization has been in effect for the year ended December 31, 2021.

Shareholder Fees

(fees paid directly from your investment)

	Chartwell Mid Cap Value Fund	Pro forma Carillon Chartwell Mid Cap Value Fund (assuming the proposed Reorganization is approved)
	Shares	Class Chartwell
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Wire Fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Chartwell Mid Cap Value Fund	Pro forma Carillon Chartwell Mid Cap Value Fund (assuming the proposed Reorganization is approved)
	Shares	Class Chartwell
Management Fee	0.75%	0.65%
Distribution (Rule 12b-1) fees	None	None
Other Expenses	0.54%	0.64% [1]
Total Annual Fund Operating Expenses	1.29%	1.29%
Fees waived and/or expenses reimbursed[2,3]	(0.39)%	(0.39)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement [2,3]	0.90%	0.90%

1 Other Expenses include a 0.10% administration fee that will be paid to Carillon Tower, which will be offset by a 0.10% reduction in the advisory fee to be paid by the Acquiring Fund.

2 Chartwell has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.90% of the average daily net assets of the Fund’s shares. This agreement is in effect until at least April 30, 2023, and it may be terminated prior to this time only by The Chartwell Funds’ Board of Trustees, or if the investment advisory agreement is terminated (i) by The Chartwell Funds upon 60 days’ notice to Chartwell provided such termination was directed or approved by a vote of a majority of the Trustees of The Chartwell Funds or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding or entitled to vote; (ii) by Chartwell upon 60 days’ notice to The Chartwell Funds; or (iii) by an assignment of the investment advisory agreement. Chartwell is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement. Chartwell’s right to seek reimbursement of fees waived or payments made to the Fund will terminate upon the consummation of the proposed Reorganization.

3 Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Fund to the extent that annual operating expenses exceed 0.90% of average daily net assets for at least two years from the Closing Date. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

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Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options. The example assumes that:

  You invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods;
  Your investment has a 5% return each year;
  The Fund’s operating expenses remain the same; and
  The contractual agreement to limit overall Fund expenses remains in place for the term of the agreement.

Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Chartwell Mid Cap Value Fund
Shares	$92	$330	$631	$1,486
Pro forma Carillon Chartwell Mid Cap Value Fund (assuming the proposed Reorganization is approved)
Class Chartwell	$92	$330	$631	$1,486

Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2021, the portfolio turnover rate was 15% of the average value of the Chartwell Mid Cap Value Fund’s portfolio. The Carillon Chartwell Mid Cap Value Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers

The Chartwell Mid Cap Value Fund and the Carillon Chartwell Mid Cap Value Fund have substantially identical investment objectives, policies, and strategies. Each Fund’s investment objective is to seek long-term capital appreciation. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. The investment objective of each Fund may be changed without shareholder approval.

Each Fund has substantially identical principal investment strategies. Under normal circumstances, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of mid-capitalization U.S. companies. Each Fund considers mid-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell Midcap Value Index during the most recent 12-month period (which was approximately $434.8 million and $71.7 billion as of December 31, 2021). Each Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. Each Fund may also invest in real estate investment trusts (“REITs”). Additionally, the Acquired Fund’s investment adviser and Acquiring Fund’s subadviser may purchase ETFs designed to track U.S. mid-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. The Funds generally invest in companies that the Acquired Fund’s investment adviser and Acquired Fund’s subadviser believes are undervalued.

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Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below, and in Appendix B.

Acquired Fund	Acquiring Fund
Chartwell Mid Cap Value Fund	Carillon Chartwell Mid Cap Value Fund
Investment Objective

The investment objective of the Chartwell Mid Cap Value Fund is to seek long-term capital appreciation.

The Chartwell Mid Cap Value Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.

The Carillon Chartwell Mid Cap Value Fund will have the same investment objective.

The Carillon Chartwell Mid Cap Value Fund’s investment objective also will be a non-fundamental policy that may be changed by its Board without shareholder approval.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of mid-capitalization U.S. companies. The Fund’s adviser considers mid-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell Midcap Value Index during the most recent 12-month period (which was approximately $434.8 million and $71.7 billion as of December 31, 2021). The Russell Midcap Value Index is reconstituted annually. Because Mid-capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Chartwell Mid Cap Value Fund invests may vary with market conditions. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

The Fund generally invests in companies that its adviser believes to be undervalued. The adviser’s investment approach seeks to identify companies with favorable valuations, margin improvement, product innovations and visionary management teams. The Fund’s adviser employs a blend of value disciplines that the adviser believes will result in consistent performance.

The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S.

The Adviser may purchase exchange-traded funds (“ETFs”) designed to track U.S. mid-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The Fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets.

When managing the Fund’s portfolio, the Adviser uses two basic guidelines: (1) the investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) the investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the benchmark sector weight, or (ii) 5% of the total value of the assets in the portfolio. Under normal market conditions, the Adviser intends to follow these investment guidelines.

Same. References to “adviser” and “Adviser” have been changed to “subadviser.”
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Acquired Fund	Acquiring Fund
Chartwell Mid Cap Value Fund	Carillon Chartwell Mid Cap Value Fund
Investment Adviser
Chartwell	Carillon Tower
Investment Subadviser
None.	Chartwell
Portfolio Managers

David C. Dalrymple, CFA, and T. Ryan Harkins, CFA, are jointly and primarily responsible for the day-to-day management of the Chartwell Mid Cap Value Fund’s portfolio. Mr. Dalrymple has served as Chartwell’s Managing Partner and Senior Portfolio Manager since 1997. Mr. Harkins has served as a member of the Fund’s portfolio management team since March 1, 2020.

David C. Dalrymple, CFA, has 35 years of investment experience. Mr. Dalrymple has been with Chartwell since its inception in 1997. He has served as Chartwell’s Managing Partner and Senior Portfolio Manager since 1997. During the past nineteen years, Mr. Dalrymple has been the lead portfolio manager of the firm’s Small Cap Value strategy serving institutional, high net worth, and mutual fund sub-advisory clients. Mr. Dalrymple is part of a dedicated investment team of four investment professionals. From 1991 to 1997, Mr. Dalrymple served as Portfolio Manager at Delaware Investment Advisers, managing a small cap value mutual fund, the Value Fund, and assisting in managing mutual funds and institutional assets in small and mid-cap styles. Prior to joining Delaware Investment Advisers, Mr. Dalrymple was an assistant portfolio manager at Lord Abbett & Co. managing mid-cap value and small-cap growth products. Mr. Dalrymple holds a Bachelor of Science degree in Business Management from Clarkson University and an MBA from Cornell University’s Johnson School and is a Chartered Financial Analyst.

T. Ryan Harkins, CFA, has 23 years of investment experience. Mr. Harkins is a Senior Portfolio Manager and has been with Chartwell since 2007. Prior to joining Chartwell, Mr. Harkins was a Portfolio Manager and Research Analyst at Credit Suisse Asset Management where he co-managed the firm’s small cap value strategy. From 1997 to 2000, he was an Investment Banker at Morgan Keegan & Company where he specialized in private placements for small public and private companies. Mr. Harkins holds a Bachelor’s degree from Duke University, an MBA from University of Pennsylvania’s Wharton School and is a Chartered Financial Analyst.

Same.

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Comparison of Principal Risk Factors

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Chartwell Mid Cap Value Fund and the Carillon Chartwell Mid Cap Value Fund are the same because the Funds have substantially identical investment objectives, principal investment strategies and investment policies, and are described in the following table. The Carillon Chartwell Mid Cap Value Fund is subject to the principal risks described below. The most significant risks of investing in the Carillon Chartwell Mid Cap Fund as of the date of this Proxy Statement/Prospectus are listed first below followed by the remaining risks in alphabetical order. Different risks may be more significant at different times depending on market conditions or other factors.

Market Risk

Markets may at times be volatile and the values of the Fund’s stock and fixed income holdings, as well as the income generated by the Fund’s fixed income holdings, may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, regional or global economic instability and interest, inflation and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. These events may lead to periods of volatility, which may be exacerbated by changes in market size and structure. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters, public health crises, pandemics, governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment could cause uncertainty in the markets and may adversely affect the performance of the global economy. Terrorism and related geopolitical risks, including tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Likewise, systemic market dislocations of the kind that occurred during the financial crisis in 2008, if repeated, could be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Political and diplomatic events within the United States and abroad, such as changes in the U.S. presidential administration and Congress and domestic political unrest, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by government or quasi-governmental organizations.

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In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent Market Events | An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving, and the transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, supply chain disruptions, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, quarantines and stay-at-home orders, cancellations, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty about the state of the global economy. The current pandemic has accelerated trends toward working remotely and online shopping and delivery of services, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an online business model. Certain industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. Although promising vaccines and boosters have been released, the timeline for these vaccines becoming significantly widespread in many countries to allow the restoration of full economic activity remains uncertain, and the efficacy of these vaccines may be impacted by further pandemic developments. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular issuers, increase the possibility that countries may be unable to make timely payments on their sovereign debt, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems and vaccine delivery systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken steps to stimulate the U.S. economy. The Fed and the U.S. federal government may continue to take steps to address the impact of the pandemic. However, such measures ultimately will depend on agreement among political parties, which is not certain. The likelihood and effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. Recently, the Fed has signaled that it plans to decrease and unwind its interventions, and the Fed is anticipated to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S., which may adversely affect the present value of the Fund’s assets and distributions. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at or near historic lows. Central banks reduced rates further to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other policy changes. Future legislative, regulatory and policy changes may impact current

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international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and the ratification of a trade agreement between the United Kingdom and the European Union, the possibility of changes to some international trade agreements, tensions or open conflict between and among nations, such as between Russia and Ukraine, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements and the broader global economy.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A climate-driven increase in sea levels or flooding and/or an increase in powerful windstorms could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Equity Securities Risk

The Fund’s equity securities investments are subject to market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

  Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.
  REITS. REITS or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks, declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, defaults by mortgagors or other borrowers and tenants, lack of availability of mortgage funds or financing, extended vacancies of properties, especially during economic downturns, losses due to environmental liabilities, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Additionally, REITs are dependent on the skills of their managers. Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by the Fund, meaning the Fund’s investment in REITs will result in the layering of expenses such that as a shareholder, the Fund will indirectly bear a proportionate share of a REIT’s operating expenses. A domestic REIT could fail to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code, or to maintain its exemption from registration under the 1940 Act.

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Mid-Cap Companies Risk	Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies may have narrower commercial markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of the Fund’s portfolio and performance. Shareholders of the Fund should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.
Currency Risk	The Fund may have exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency futures and forwards, if used, may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect the Fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.
Foreign Securities Risk	Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the Fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the Fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.
Liquidity Risk	Liquidity risk is the possibility that the Fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the Fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been
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reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher-than-normal redemption rates.
Management and Strategy Risk	The value of your investment depends on the judgment of the subadviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the subadviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
Other Investment Companies, Including ETFs Risk

Investments in the securities of other investment companies, including exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. Investments in other investment companies will subject the Fund to the risks of the types of investments in which the investment companies invest.

As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will typically decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate the Fund’s holdings of ETF shares at the most optimal time, adversely affecting the Fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Value Stocks Risk	Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time. The Fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors. If a value investment style shifts out of favor based on market conditions and investor sentiment, the Fund could underperform funds that use a non-value approach to investing or have a broader investment style.

Fundamental & Non-Fundamental Investment Limitations

If the proposed Reorganization occurs, as a shareholder, you will be subject to the fundamental investment policies of the Carillon Chartwell Mid Cap Value Fund. A “fundamental” investment policy is one that may not be changed without a shareholder vote. The Chartwell Mid Cap Value Fund and the Carillon Chartwell Mid Cap Value Fund have identical fundamental and non-fundamental investment policies relating to borrowing, lending, underwriting, concentration, issuing senior securities, and investing in commodities and real estate. More detailed information about these investment policies is available in the Statement of Additional Information. For a comparison of each Fund’s fundamental investment limitations, see “Additional Information About the Reorganizations – Comparison of Fundamental Investment Limitations.”

Performance Information

The Carillon Chartwell Mid Cap Value Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the proposed Reorganization, which is subject to shareholder approval, the Carillon Chartwell Mid Cap Value Fund, as the successor to the Chartwell Mid Cap Value Fund, will assume and publish the operating history and performance record of the Chartwell Mid Cap Value Fund. After the proposed Reorganization, the Chartwell Mid Cap Value Fund will be the accounting survivor. This means that the Carillon Chartwell Mid Cap Value Fund will continue to show the historical investment performance and returns of the Chartwell Mid Cap Value Fund (even after the Chartwell Mid Cap Value Fund’s liquidation).

The bar chart and tables below provide some indication of the risks of investing in the Chartwell Mid Cap Value Fund by showing changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns for the past one-year, five-year and ten-year periods through December 31, 2021, compared to the returns of a broad market benchmark index. Past performance is not an indication of future performance. Updated performance information is available at the Fund’s website, www.chartwellip.com, or by calling the Fund at 1-888-995-5505.

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The Chartwell Mid Cap Value Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Chartwell Mid Cap Value Fund adopted the accounting and performance history of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016, through December 31, 2016, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Predecessor Funds’ past performance, before and after taxes, is not necessarily an indication of how the Chartwell Mid Cap Value Fund will perform in the future. The Chartwell Mid Cap Value Fund’s principal investment strategies differ from those of the Predecessor Funds; therefore, the performance and average annual total returns shown for periods prior to the proposed Reorganization may have differed had the Chartwell Mid Cap Value Fund’s current investment strategy been in effect during those periods.

Chartwell Mid Cap Value Fund – Calendar Year Total Returns

13.02%	38.64%	(0.97)%	(15.16)%	28.68%	16.86%	(10.90)%	23.31%	(3.83)%	27.30%
2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Best Quarter (% and quarter end date)					Worst Quarter (% and quarter end date)
17.88% (December 31, 2020)					(30.78)% (March 31, 2020)

Chartwell Mid Cap Value Fund - Average Annual Total Returns (As of December 31, 2021)
	One Year	Five Years	Ten Years

Return Before Taxes	27.30%	9.47%	10.29%
Return After Taxes on Distributions*	26.99%	7.51%	8.62%
Return After Taxes on Distributions and Sale of Fund Shares*	16.16%	6.80%	7.92%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	28.34%	11.22%	13.44%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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Capitalization

The following table shows the capitalization of the Chartwell Mid Cap Value Fund as of December 31, 2021, and the Carillon Chartwell Mid Cap Value Fund on a pro forma combined basis as of December 31, 2021, after giving effect to the proposed Reorganization. The table is for informational purposes only. The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Chartwell Mid Cap Value Fund. The Carillon Chartwell Mid Cap Value Fund is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Chartwell Mid Cap Value Fund	$38,427,895.15	$18.88	2,035,125.861
Adjustments	—	—
Pro forma Carillon Mid Cap Value Fund (assuming the proposed Reorganization is approved)	$38,427,895.15	$18.88	2,035,125.861

After careful consideration, the Chartwell Board unanimously approved the Reorganization Plan with respect to the Chartwell Mid Cap Value Fund. Accordingly, the Board has submitted the Reorganization Plan for approval by this Fund’s shareholders. The Board recommends that you vote “FOR” Proposal 2.

PROPOSAL 3:	APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE CHARTWELL SHORT DURATION BOND FUND INTO THE CARILLON CHARTWELL SHORT DURATION BOND FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.

This Proposal 3 requests your approval of the Reorganization Plan, pursuant to which the Chartwell Short Duration Bond Fund will be reorganized into the Carillon Chartwell Short Duration Bond Fund.

In considering whether you should approve this Proposal, you should note the following:

History of the Acquiring Fund

•	The Carillon Chartwell Short Duration Bond Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. The Carillon Chartwell Short Duration Bond Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Chartwell Short Duration Bond Fund’s assets and liabilities and continuing its business investment operations, and will not conduct any investment operations until after the Closing Date of the proposed Reorganization. If shareholders of the Chartwell Short Duration Bond Fund approve the Fund’s proposed Reorganization, the Carillon Chartwell Short Duration Bond Fund will assume and publish the operating history and performance record of the Chartwell Short Duration Bond Fund.
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Investment Objectives, Policies, Strategies and Risks of the Funds

•	The Carillon Chartwell Short Duration Bond Fund and the Chartwell Short Duration Bond Fund have substantially identical investment objectives, policies, and strategies. Each Fund’s investment objective is to maximize current income by investing in high quality short maturity fixed income securities while also preserving capital. Under normal circumstances, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in bonds (bonds include any debt instrument). Under normal market conditions, each Fund invests at least 75% of its net assets (plus any borrowings for investment purposes) in investment grade short duration debt securities and up to 25% in short duration high yield debt securities. The types of debt securities in which each Fund primarily invests include, but will not be limited to, U.S. dollar denominated short duration investment grade bonds and high yield corporate bonds. Each Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. Under normal circumstances, each Fund will normally target an average portfolio effective duration of less than three years, as estimated by the Acquired Fund’s investment adviser and the Acquiring Fund’s investment subadviser. The Fund will primarily own corporate bonds of U.S. domiciled companies, but can also own government securities, mortgage-backed securities, asset-backed securities, loans, and high yield bonds and corporate bonds of non-U.S. domiciled companies. For a detailed comparison of the Funds’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” below.

•	The Carillon Chartwell Short Duration Bond Fund and the Chartwell Short Duration Bond Fund have substantially identical risk profiles, although there are differences in how these are described. The only differences are that (1) cybersecurity risk is a principal risk of the Chartwell Short Duration Bond Fund, but is not considered a principal risk of the Carillon Chartwell Short Duration Bond Fund, and (2) investments in ETFs is a principal risk of the Carillon Chartwell Short Duration Bond Fund and a non-principal risk of the Chartwell Short Duration Bond Fund. For a detailed comparison of each Fund’s risks, see “Comparison of Principal Risk Factors” below.

Investment Adviser and Subadviser

•	Chartwell currently serves as the investment adviser for the Chartwell Short Duration Bond Fund. After the proposed Reorganization, Carillon Tower will serve as the investment adviser for the Carillon Chartwell Short Duration Bond Fund and Chartwell will serve as the subadviser for the Fund. As described above, Carillon Tower’s parent company has entered into an agreement to acquire Chartwell’s parent company, and the Reorganization is being proposed in connection with the Transaction. For a detailed description of Carillon Tower and Chartwell, please see “Additional Information about the Funds - Service Providers” below.

Shares of the Acquiring Fund

•	Shareholders of the Chartwell Short Duration Bond Fund will receive Class Chartwell shares of the Carillon Chartwell Short Duration Bond Fund pursuant to the proposed Reorganization. Shareholders will not pay any sales charges in connection with the proposed Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Funds” below for more information.

•	The Funds have similar, but not identical, purchase procedures, exchange rights and redemption procedures. For each Fund, the minimum initial investment amount is $1,000. This minimum may be waived by the Funds in certain circumstances. The Funds’ purchase procedures, exchange rights and redemption procedures are discussed further in “Additional Information about the Funds - Buying and Selling Shares of the Acquired Funds and the Acquiring Funds” and Appendix C below.

Fees and Expenses of the Funds

•	The annual operating expense ratio for the Carillon Chartwell Short Duration Bond Fund’s Class Chartwell shares following the proposed Reorganization is not expected to exceed the current annual operating expense ratio of the Chartwell Short Duration Bond Fund’s shares, as shown below in the “Comparative Fee and Expense Tables.” Chartwell has entered into an agreement to waive advisory fees and/or assume certain fund expenses through at least April 30, 2023 in order to limit the “Total Annual Fund Operating Expenses” (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) to no more than 0.39% for shares of the Chartwell Short Duration Bond Fund. Carillon Tower will enter into a similar agreement to limit the Carillon Chartwell Short Duration Bond Fund’s total annual operating expenses to 0.39% for Class Chartwell shares with a term lasting for at least two years from the Closing Date of the proposed Reorganization. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.
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•	The Chartwell Short Duration Bond Fund pays Chartwell an advisory fee at the annual rate of 0.30% of the Fund’s average daily net assets. The Carillon Chartwell Short Duration Bond Fund will pay Carillon Tower an advisory fee at the annual rate of 0.20% of the Fund’s average daily net assets. Carillon Tower will pay Chartwell a subadvisory fee at the annual rate of 0.20% of the Fund’s average daily net assets. The Carillon Chartwell Short Duration Bond Fund will pay Carillon Tower an administration fee of 0.10%, which will be offset by the 0.10% decline in the advisory fee paid by the Carillon Chartwell Short Duration Bond Fund as compared to that of the Chartwell Short Duration Bond Fund.

•	Currently, the Acquired Funds pay Ultimus Fund Solutions, LLC (“Ultimus”) for administrative services and fund accounting services. Ultimus receives an annual base administration fee of $36,000 per Acquired Fund, as well as an annual asset-based fee of 0.04% of the Acquired Funds’ first $1.5 billion in average daily net assets, 0.03% of the Acquired Funds’ next $1.5 billion in average daily net assets, and 0.02% of the Acquired Funds’ average daily net assets above $3 billion, and additional fees if it performs certain other services for an Acquired Fund. After the proposed Reorganization, Ultimus will continue to provide administrative and fund accounting services pursuant to the same fee arrangement for the Acquiring Funds. See “Additional Information about the Funds” below for more information about other service providers.

•	Following the proposed Reorganization, Carillon Tower also will serve as an Administrator to the Acquiring Fund. The Acquiring Fund will pay to Carillon Tower a fee of 0.10% for performing administrative services not otherwise provided by Ultimus, including, among other things: (1) preparing amendments to, filing and maintaining the Acquiring Trust’s governing documents, including the Acquiring Trust’s Declaration of Trust, By-laws and minutes of shareholder meetings; (2) assisting with the design, development and operation of the Funds, including new classes, investment objectives, policies and structure; (3) reviewing reports produced by, and overseeing the operations and performance of, service providers, and preparing related reports to the Board; (4) preparing, reviewing and filing any registration statements on Form N-14, proxy materials and other filings; and (5) coordinating and overseeing the printing and mailing of proxy and information statements, facilitating the proxy solicitation process and conducting shareholder meetings.

Costs and Tax Consequences of the Reorganization

•	Raymond James or its affiliates and TriState or its affiliates have agreed to bear the direct and indirect costs and expenses incurred by such party related to the proposed Reorganizations. The Chartwell Short Duration Bond Fund and the Carillon Chartwell Short Duration Bond Fund will not bear any of the costs and expenses of the proposed Reorganization unless the payment of such expenses by another party would result in the Fund’s disqualification as a “regulated investment company” under the Internal Revenue Code or would prevent the proposed Reorganization from qualifying as a tax-fee reorganization.

•	The exchange of the Chartwell Short Duration Bond Fund’s assets solely for the Carillon Chartwell Short Duration Bond Fund’s shares and the latter’s assumption of the Chartwell Short Duration Bond Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

Comparative Fee and Expense Tables

The following tables show the fees and expenses that you may pay if you buy, hold, and sell shares of the Chartwell Short Duration Bond Fund and the estimated pro forma fees and expenses that you may pay if you buy, hold, and sell Class Chartwell shares of the Carillon Chartwell Short Duration Bond Fund after giving effect to the proposed Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The Carillon Chartwell Short Duration Bond Fund is newly organized and has not had any operations of its own to date. Fees and expenses for the Chartwell Short Duration Bond Fund are annualized based on those incurred by its shares for the fiscal year ended December 31, 2021, as disclosed in the Fund’s most recent Annual Report. The pro forma fees and expenses of the Carillon Chartwell Short Duration Bond Fund’s Class Chartwell shares assume that the proposed Reorganization has been in effect for the year ended December 31, 2021.

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Shareholder Fees

(fees paid directly from your investment)

	Chartwell Short Duration Bond Fund	Pro forma Carillon Chartwell Short Duration Bond Fund (assuming the proposed Reorganization is approved)
	Shares	Class Chartwell
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Wire Fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Chartwell Short Duration Bond Fund	Pro forma Carillon Chartwell Short Duration Bond Fund (assuming the proposed Reorganization is approved)
	Shares	Class Chartwell
Management Fee	0.30%	0.20%
Distribution (Rule 12b-1) fees	None	None
Other Expenses[1]	2.67%	2.77%[2]
Total Annual Fund Operating Expenses	2.97%	2.97%
Fees waived and/or expenses reimbursed[1,3,4]	(2.58)%	(2.58)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement [1,3,4]	0.39%	0.39%

1 Other Expenses are based on estimated amounts for the current fiscal year.

2 Other Expenses include a 0.10% administration fee that will be paid to Carillon Tower, which will be offset by a 0.10% reduction in the advisory fee to be paid by the Acquiring Fund.

3 Chartwell has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.39% of the average daily net assets of the Fund’s shares. This agreement is in effect until at least April 30, 2023, and it may be terminated prior to this time only by The Chartwell Funds’ Board of Trustees, or if the investment advisory agreement is terminated (i) by The Chartwell Funds upon 60 days’ notice to Chartwell provided such termination was directed or approved by a vote of a majority of the Trustees of The Chartwell Funds or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding or entitled to vote or (ii) by an assignment of the investment advisory agreement. Chartwell is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund, for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement. Chartwell’s right to seek reimbursement of fees waived or payments made to the Fund will terminate upon the consummation of the proposed Reorganization.

4 Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Fund to the extent that annual operating expenses exceed 0.39% of average daily net assets for at least two years from the Closing Date. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

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Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options. The example assumes that:

  You invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods;
  Your investment has a 5% return each year;
  The Fund’s operating expenses remain the same; and
  The contractual agreement to limit overall Fund expenses remains in place for the term of the agreement.

Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Chartwell Short Duration Bond Fund
Shares	$40	$410
Pro forma Carillon Chartwell Short Duration Bond Fund (assuming the proposed Reorganization is approved)
Class Chartwell	$40	$410

Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From the period from the Chartwell Short Duration Bond Fund’s commencement of operations, September 22, 2021, through the fiscal year ended December 31, 2021, the portfolio turnover rate was 6% of the average value of the Chartwell Short Duration Bond Fund’s portfolio. The Carillon Chartwell Short Duration Bond Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers

The Chartwell Short Duration Bond Fund and the Carillon Chartwell Short Duration Bond Fund have substantially identical investment objectives, policies, and strategies. Each Fund’s investment objective is to maximize current income by investing in high quality short maturity fixed income securities while also preserving capital. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. The investment objective of each Fund may be changed without shareholder approval.

Each Fund has substantially identical principal investment strategies. Under normal circumstances, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in bonds (bonds include any debt instrument). Under normal market conditions, each Fund invests at least 75% of its net assets (plus any borrowings for investment purposes) in investment grade short duration debt securities and up to 25% in short duration high yield debt securities. The types of debt securities in which each Fund primarily invests include, but will not be limited to, U.S. dollar denominated short duration investment grade bonds and high yield corporate bonds. Each Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. Under normal circumstances, each Fund will normally target an average portfolio effective duration of less than three years, as estimated by the Acquired Fund’s adviser and the Acquiring Fund’s subadviser.

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Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below, and in Appendix B.

Acquired Fund	Acquiring Fund
Chartwell Short Duration Bond Fund	Carillon Short Duration Bond Fund
Investment Objective

The investment objective of the Chartwell Short Duration Bond Fund is to maximize current income by investing in high quality short maturity fixed income securities while also preserving capital.

The Chartwell Short Duration Bond Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.

The Carillon Chartwell Short Duration Bond Fund will have the same investment objective.

The Carillon Chartwell Short Duration Bond Fund’s investment objective also will be a non-fundamental policy that may be changed by its Board without shareholder approval.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds (bonds include any debt instrument). Under normal market conditions, the Fund invests at least 75% of its net assets (plus any borrowings for investment purposes) in investment grade short duration debt securities and up to 25% in short duration high yield debt securities. High yield debt securities, also referred to as “junk” bonds, are securities rated below the Baa/BBB categories at the time of purchase or, if unrated, determined to be of comparable credit quality by the Fund’s adviser. Under normal market conditions, the Fund adviser expects to primarily invest in investment grade short duration fixed income securities. The types of debt securities in which the Fund primarily invests include, but will not be limited to, U.S. dollar denominated short duration investment grade bonds and high yield corporate bonds. The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. Under normal circumstances, the Fund will normally target an average portfolio effective duration, as estimated by the Fund’s adviser, of less than three years. Duration is a measure of the underlying portfolio’s prices sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates. For example, the approximate percentage decrease in the price of a security with a three-year duration would be 3% in response to a 1% increase in interest rates. The Fund adviser normally expects to focus the Fund’s investments to maintain investment grade status and the high yield allocation to maintain a higher credit quality tier of the overall high yield bond market. In pursuing the Fund’s investment objective, the Fund’s adviser seeks to identify securities of companies with stable or improving cash flows and proven and established business models in an effort to manage the amount of credit, interest rate, liquidity and other risks, presented by these securities.

Chartwell utilizes a disciplined value, bottom-up approach to the fixed income market, with emphasis on building the portfolio through individual security selection. The philosophy is implemented by assessing the credit profiles of specific issuers through extensive credit research. The team searches out companies that we believe will experience stable or improving credit profiles. Securities are identified for inclusion through an analysis of historical and relative yield spread relationships. Security characteristics such as credit quality, structure, maturity, and liquidity are also examined. Sector diversification and duration parameters are defined to limit market, sector and credit risk.

Same. The Acquiring Fund’s Principal Investment Strategies eliminate duplicative disclosure and reflect that the cash equivalents in which the Fund may invest include exchange traded funds. In addition, references to “adviser” and “Adviser” have been changed to “subadviser.”
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Acquired Fund	Acquiring Fund
Chartwell Short Duration Bond Fund	Carillon Short Duration Bond Fund

The Fund will primarily own corporate bonds of U.S. domiciled companies, but can also own government securities, mortgage-backed securities, asset-backed securities, loans, and high yield bonds and corporate bonds of non-U.S. domiciled companies. Under normal circumstances, the Fund invests at least 75% of its net assets (plus any borrowings for investment purposes) in investment grade short duration debt securities and up to 25% in short duration high yield debt securities.

When the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, exchange-traded fund shares, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

Investment Adviser
Chartwell	Carillon Tower
Investment Subadviser
None.	Chartwell
Portfolio Managers

Andrew S. Toburen, CFA; Thomas R. Coughlin, CFA, CMT; James Fox; John M. Hopkins, CFA; and Christine F. Williams are jointly and primarily responsible for the day-to-day management of the Chartwell Short Duration Bond Fund’s portfolio. Each of the portfolio managers has served as a member of the Chartwell Short Duration Bond Fund’s portfolio management team since its inception.

Andrew S. Toburen, CFA, has 27 years of investment experience. Mr. Toburen is a Senior Portfolio Manager and has been with Chartwell since 1999. He is responsible for overseeing all of the high yield fixed income assets at Chartwell. From 1994 to 1997, Mr. Toburen was part of a team managing over $3 billion in high yield corporate bond assets at Nomura Corporate Research and Asset Management, Inc. Mr. Toburen holds a Bachelor’s degree in Economics from Yale University and an MBA from Cornell University’s Johnson School of Management and is a Chartered Financial Analyst. Mr. Toburen is a member of the CFA Institute and the CFA Society of Philadelphia.

Thomas R. Coughlin, CFA, CMT, has 16 years of investment experience. Mr. Coughlin is a Portfolio Manager, Senior Analyst and has been with Chartwell since 2008. Prior to joining Chartwell, Tom was employed at Janney Montgomery Scott, LLC. He held multiple analyst positions at Janney Montgomery Scott, LLC. Mr. Coughlin holds a Bachelor’s degree from Swarthmore College and is a Chartered Financial Analyst and a Chartered Market Technician.

Same.
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Acquired Fund	Acquiring Fund
Chartwell Short Duration Bond Fund	Carillon Short Duration Bond Fund

James Fox, has 14 years of investment experience. Mr. Fox is an Assistant Portfolio Manager/Analyst and has been with Chartwell since 2010. From 2007 to 2010, Mr. Fox was a financial consultant for RBC Wealth Management. At Chartwell Mr. Fox focuses on trading the front end and intermediate parts of the credit curve for the Investment Grade Fixed Income portfolios. Mr. Fox holds a Bachelor’s degree in Business Administration and Finance from Loyola College of Maryland and an MBA in Business Administration and Finance from Saint Joseph’s University.

John M. Hopkins, CFA, has 30 years of investment experience. Mr. Hopkins is a Portfolio Manager and Senior Analyst and has been with Chartwell since 2007. From May of 2004 to 2007, Mr. Hopkins worked for Collateral Processing Group, LLC where he was a Founder and Managing Principal. From 1999 to 2003 he worked for Sunrock Capital Corporation where he was Chief Financial Officer. From 1997 to 1999, he worked for Chase Securities, Inc. where he was a Senior High Yield Analyst. Mr. Hopkins holds a Bachelor’s degree in both Finance and Economics, and a Minor in Spanish, from Pennsylvania State University and is a Chartered Financial Analyst. Mr. Hopkins is a member of the CFA Institute and the CFA Society of Philadelphia.

Christine F. Williams has 33 years of investment experience. Ms. Williams is a Managing Partner and Senior Portfolio Manager and has been with Chartwell since its inception in 1997. She is responsible for overseeing all of the high-grade fixed income assets at Chartwell. From 1990 to 1997, Ms. Williams was an Assistant Vice President in Fixed Income at Meridian Investment Company where she was part of the fixed income team managing close to $2 billion in assets. In addition to her tax-exempt responsibilities, she managed the Pennsylvania Municipal Mutual Fund and the General Market Personal Trust Municipal Fund. She began her career at Merrill Lynch. Ms. Williams holds a Bachelor’s degree in Economics from the University of Delaware and a Master’s Degree in Finance from St. Joseph’s University. Ms. Williams is a member of the CFA Institute and the CFA Society of Philadelphia.

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Comparison of Principal Risk Factors

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Chartwell Short Duration Bond Fund and the Carillon Chartwell Short Duration Bond Fund are the substantially the same because the Funds have substantially identical investment objectives, principal investment strategies and investment policies, and are described in the following table. The only differences are that (1) cybersecurity risk is a principal risk of the Acquired Fund, but is not considered a principal risk of the Acquiring Fund, and (2) investments in ETFs is a principal risk of the Acquiring Fund and a non-principal risk of the Acquired Fund. The Carillon Chartwell Short Duration Bond Fund is subject to the principal risks described below. The most significant risks of investing in the Carillon Chartwell Short Duration Bond Fund as of the date of this Proxy Statement/Prospectus are listed first below followed by the remaining risks in alphabetical order. Different risks may be more significant at different times depending on market conditions or other factors.

Credit Risk	The Fund could lose money if the issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. The downgrade of the credit rating of a security held by the Fund may decrease its value and may make it more difficult for the Fund to sell it. Credit risk may change over the life of an instrument. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that the Fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the Fund.
Market Risk

Markets may at times be volatile and the values of the Fund’s stock and fixed income holdings, as well as the income generated by the Fund’s fixed income holdings, may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, regional or global economic instability and interest, inflation and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. These events may lead to periods of volatility, which may be exacerbated by changes in market size and structure. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

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The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters, public health crises, pandemics, governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment could cause uncertainty in the markets and may adversely affect the performance of the global economy. Terrorism and related geopolitical risks, including tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Likewise, systemic market dislocations of the kind that occurred during the financial crisis in 2008, if repeated, could be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Political and diplomatic events within the United States and abroad, such as changes in the U.S. presidential administration and Congress and domestic political unrest, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by government or quasi-governmental organizations.

In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent Market Events | An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving, and the transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, supply chain disruptions, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, quarantines and stay-at-home orders, cancellations, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty about the state of the global economy. The current pandemic has accelerated trends toward working remotely and online shopping and delivery of services, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an online business model. Certain industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. Although promising vaccines and boosters have been released, the timeline for these vaccines becoming significantly widespread in many countries to allow the restoration of full economic activity remains uncertain, and the efficacy of these vaccines may be impacted by further pandemic developments. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular issuers, increase the possibility that countries may be unable to make timely payments on their sovereign debt, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems and vaccine delivery systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

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The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken steps to stimulate the U.S. economy. The Fed and the U.S. federal government may continue to take steps to address the impact of the pandemic. However, such measures ultimately will depend on agreement among political parties, which is not certain. The likelihood and effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. Recently, the Fed has signaled that it plans to decrease and unwind its interventions, and the Fed is anticipated to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S., which may adversely affect the present value of the Fund’s assets and distributions. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at or near historic lows. Central banks reduced rates further to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other policy changes. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and the ratification of a trade agreement between the United Kingdom and the European Union, the possibility of changes to some international trade agreements, tensions or open conflict between and among nations, such as between Russia and Ukraine, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements and the broader global economy.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A climate-driven increase in sea levels or flooding and/or an increase in powerful windstorms could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

U.S. Government Securities and Government Sponsored Enterprises Risk	A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by Government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (3)
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supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so. In such circumstances, if the issuer defaulted, the Fund may not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to interest rate risk, credit risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.
Emerging Markets Risk	When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets have unique risks that are greater than or in addition to those associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other foreign developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; delays and disruptions in securities settlement procedures; less stringent, or a lack of, uniform accounting, auditing, financial reporting and recordkeeping requirements or standards; less reliable clearance and settlement, registration and custodial procedures; trading suspensions and other restrictions on investment; and significant limitations on investor rights and recourse. The economies and governments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and significantly greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. There may be less publicly available or less reliable information regarding issuers in emerging markets, which can impede the Fund’s ability to accurately evaluate foreign securities. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, through either the foreign judicial system or through a private arbitration process. Additionally, the Fund may experience more volatile rates of return. These matters have the potential to impact the Fund’s investment objective and performance.
Foreign Securities Risk	Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the Fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the Fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.
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High Yield Securities Risk	Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, issuers of junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties, leading to a greater risk that the issuer will default on the timely payment of principal and interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower rated securities also have a greater risk of default or bankruptcy, especially when the economy is weak or expected to become weak. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Additionally, due to the greater number of considerations involved in the selection of the Fund’s securities, the achievement of the Fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. The higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Investments in high-yield securities are inherently speculative.
Inflation Risk	Inflation is a decline in the purchasing power of money over time and there is a risk that inflation will undermine the performance of an investment.
Interest Rate Risk	Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of the Fund’s fixed income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of three years, a 3% increase in interest rates could be expected to result in a 3% decrease in the value of the bond. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain European countries and Japan have experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Conversely, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund.
Liquidity Risk	Liquidity risk is the possibility that the Fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the Fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher-than-normal redemption rates.
Management and Strategy Risk	The value of your investment depends on the judgment of the subadviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the subadviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
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Mortgage- and Asset-Backed Securities Risk	Mortgage and asset-backed security risk arises in part from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. The reduced value of the Fund’s securities and the potential loss of principal as a result of a mortgagor’s failure to repay would have a negative impact on the Fund. If a borrower repays the principal early, the Fund may have to reinvest the proceeds at a lower rate, thereby reducing the Fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply. In a to-be-announced (“TBA”) mortgage-backed transaction, the Fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.
New Fund Risk	The Fund is new and has no performance history for investors to review.
Other Investment Companies, Including Money Market Funds and ETFs Risk

Investments in the securities of other investment companies, including money market funds and exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. Investments in other investment companies will subject the Fund to the risks of the types of investments in which the investment companies invest.

As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will typically decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate the Fund’s holdings of ETF shares at the most optimal time, adversely affecting the Fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Portfolio Turnover Risk	The Fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. The Fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.
Restricted Securities Risk	Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the subadviser considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.
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Fundamental & Non-Fundamental Investment Limitations

If the proposed Reorganization occurs, as a shareholder, you will be subject to the fundamental investment policies of the Carillon Chartwell Short Duration Bond Fund. A “fundamental” investment policy is one that may not be changed without a shareholder vote. The Chartwell Short Duration Bond Fund and the Carillon Chartwell Short Duration Bond Fund have identical fundamental and non-fundamental investment policies relating to borrowing, lending, underwriting, concentration, issuing senior securities, and investing in commodities and real estate. More detailed information about these investment policies is available in the Statement of Additional Information. For a comparison of each Fund’s fundamental investment limitations, see “Additional Information About the Reorganizations – Comparison of Fundamental Investment Limitations.”

Performance Information

The Carillon Chartwell Short Duration Bond Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the proposed Reorganization, which is subject to shareholder approval, the Carillon Chartwell Short Duration Bond Fund, as the successor to the Chartwell Short Duration Bond Fund, will assume and publish the operating history and performance record of the Chartwell Short Duration Bond Fund. After the proposed Reorganization, the Chartwell Short Duration Bond Fund will be the accounting survivor. This means that the Carillon Chartwell Short Duration Bond Fund will continue to show the historical investment performance and returns of the Chartwell Short Duration Bond Fund (even after the Chartwell Short Duration Bond Fund’s liquidation).

Because the Chartwell Short Duration Bond Fund commenced operations on September 22, 2021, and has not been in operation for a full calendar year, there is no performance history to report. Updated performance information is available at the Fund’s website, www.chartwellip.com, or by calling the Fund at 1-888-995-5505.

Capitalization

The following table shows the capitalization of the Chartwell Short Duration Bond Fund as of December 31, 2021, and the Carillon Chartwell Short Duration Bond Fund on a pro forma combined basis as of December 31, 2021, after giving effect to the proposed Reorganization. The table is for informational purposes only. The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Chartwell Short Duration Bond Fund. The Carillon Chartwell Short Duration Bond Fund is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Chartwell Short Duration Bond Fund	$5,948,026.23	$9.95	597,990.092
Adjustments	—	—
Pro forma Carillon Chartwell Short Duration Bond Fund (assuming the proposed Reorganization is approved)	$5,948,026.23	$9.95	597,990.092

After careful consideration, the Chartwell Board unanimously approved the Reorganization Plan with respect to the Chartwell Short Duration Bond Fund. Accordingly, the Board has submitted the Reorganization Plan for approval by this Fund’s shareholders. The Board recommends that you vote “FOR” Proposal 3.

PROPOSAL 4:	APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE CHARTWELL SHORT DURATION HIGH YIELD FUND INTO THE CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.

This Proposal 4 requests your approval of the Reorganization Plan, pursuant to which the Chartwell Short Duration High Yield Fund will be reorganized into the Carillon Chartwell Short Duration High Yield Fund.

In considering whether you should approve this Proposal, you should note the following:

History of the Acquiring Fund

•	The Carillon Chartwell Short Duration High Yield Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. The Carillon Chartwell Short Duration High Yield Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Chartwell Short Duration High Yield Fund’s assets and liabilities and continuing its business investment operations, and will not conduct any investment operations until after the Closing Date of the proposed Reorganization. If shareholders of the Chartwell Short Duration High Yield Fund approve the Fund’s proposed Reorganization, the Carillon Chartwell Short Duration High Yield Fund will assume and publish the operating history and performance record of the Chartwell Short Duration High Yield Fund.
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Investment Objectives, Policies, Strategies and Risks of the Funds

•	The Carillon Chartwell Short Duration High Yield Fund and the Chartwell Short Duration High Yield Fund have substantially identical investment objectives, policies, and strategies. Each Fund’s investment objective is income and long-term capital appreciation. Under normal circumstances, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities. Under normal market conditions, each Fund generally expects to primarily invest in BB rated debt securities, the higher quality tier of the overall high yield market. The Acquired Fund’s investment adviser and Acquiring Fund’s investment subadviser consider a security to be BB-rated if, at the time of purchase, it was assigned a rating of Ba1, Ba2, Ba3 by Moody’s Investor Services, Inc., or BB+, BB, BB- by Standard & Poor’s or Fitch, Inc., or, if unrated, it was determined to be of comparable credit quality by the Acquired Fund’s investment adviser and Acquiring Fund’s investment subadviser. The types of debt securities in which each Fund primarily invests include, but will not be limited to, U.S. dollar denominated high yield corporate bonds and notes. Each Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. While Each Fund may invest in securities of any maturity, each Fund will normally target an average portfolio effective duration, as estimated by the Acquired Fund’s investment adviser and Acquiring Fund’s subadviser, of less than three years. Additionally, the Acquired Fund’s investment adviser and Acquiring Fund’s subadviser may purchase ETFs designed to track fixed income securities indices to manage the Fund’s cash holdings. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

•	The Carillon Chartwell Short Duration High Yield Fund and the Chartwell Short Duration High Yield Fund have substantially identical risk profiles, although there are differences in how these are described. For a detailed comparison of each Fund’s risks, see “Comparison of Principal Risk Factors” below.

Investment Adviser and Subadviser

•	Chartwell currently serves as the investment adviser for the Chartwell Short Duration High Yield Fund. After the proposed Reorganization, Carillon Tower will serve as the investment adviser for the Carillon Chartwell Short Duration High Yield Fund and Chartwell will serve as the subadviser for the Fund. As described above, Carillon Tower’s parent company has entered into an agreement to acquire Chartwell’s parent company, and the Reorganization is being proposed in connection with the Transaction. For a detailed description of Carillon Tower and Chartwell, please see “Additional Information about the Funds - Service Providers” below.

Shares of the Acquiring Fund

•	Shareholders of the Chartwell Short Duration High Yield Fund will receive Class Chartwell shares of the Carillon Chartwell Short Duration High Yield Fund pursuant to the proposed Reorganization. Shareholders will not pay any sales charges in connection with the proposed Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Funds” below for more information.

•	The Funds have similar, but not identical, purchase procedures, exchange rights and redemption procedures. For each Fund, the minimum initial investment amount is $1,000. This minimum may be waived by the Funds in certain circumstances. The Funds’ purchase procedures, exchange rights and redemption procedures are discussed further in “Additional Information about the Funds - Buying and Selling Shares of the Acquired Funds and the Acquiring Funds” and Appendix C below.

Fees and Expenses of the Funds

•	The annual operating expense ratio for the Carillon Chartwell Short Duration High Yield Fund’s Class Chartwell shares following the proposed Reorganization is not expected to exceed the current annual operating expense ratio of the Chartwell Short Duration High Yield Fund’s shares, as shown below in the “Comparative Fee and Expense Tables.” Chartwell has entered into an agreement to waive advisory fees and/or assume certain fund expenses through at least April 30, 2023 in order to limit the “Total Annual Fund Operating Expenses” (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) to no more than 0.49% for shares of the Chartwell Short Duration High Yield Fund. Carillon Tower will enter into a similar agreement to limit the Carillon Chartwell Short Duration High Yield Fund’s total annual operating expenses to 0.49% for Class Chartwell shares with a term lasting for at least two years from the Closing Date of the proposed Reorganization. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.
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•	The Chartwell Short Duration High Yield Fund pays Chartwell an advisory fee at the annual rate of 0.40% on the Fund’s average daily net assets. The Carillon Chartwell Short Duration High Yield Fund will pay Carillon Tower an advisory fee at the annual rate of 0.30% on the Fund’s average daily net assets. Carillon Tower will pay Chartwell a subadvisory fee at the annual rate of 0.30% on the Fund’s average daily net assets. The Carillon Chartwell Short Duration High Yield Fund will pay Carillon Tower an administration fee of 0.10%, which will be offset by the 0.10% decline in the advisory fee paid by the Carillon Chartwell Short Duration High Yield Fund as compared to that of the Chartwell Short Duration High Yield Fund.

•	Currently, the Acquired Funds pay Ultimus Fund Solutions, LLC (“Ultimus”) for administrative services and fund accounting services. Ultimus receives an annual base administration fee of $36,000 per Acquired Fund, as well as an annual asset-based fee of 0.04% of the Acquired Funds’ first $1.5 billion in average daily net assets, 0.03% of the Acquired Funds’ next $1.5 billion in average daily net assets, and 0.02% of the Acquired Funds’ average daily net assets above $3 billion, and additional fees if it performs certain other services for an Acquired Fund. After the proposed Reorganization, Ultimus will continue to provide administrative and fund accounting services pursuant to the same fee arrangement for the Acquiring Funds. See “Additional Information about the Funds” below for more information about other service providers.

•	Following the proposed Reorganization, Carillon Tower also will serve as an Administrator to the Acquiring Fund. The Acquiring Fund will pay to Carillon Tower a fee of 0.10% for performing administrative services not otherwise provided by Ultimus, including, among other things: (1) preparing amendments to, filing and maintaining the Acquiring Trust’s governing documents, including the Acquiring Trust’s Declaration of Trust, By-laws and minutes of shareholder meetings; (2) assisting with the design, development and operation of the Funds, including new classes, investment objectives, policies and structure; (3) reviewing reports produced by, and overseeing the operations and performance of, service providers, and preparing related reports to the Board; (4) preparing, reviewing and filing any registration statements on Form N-14, proxy materials and other filings; and (5) coordinating and overseeing the printing and mailing of proxy and information statements, facilitating the proxy solicitation process and conducting shareholder meetings.

Costs and Tax Consequences of the Reorganization

•	Raymond James or its affiliates and TriState or its affiliates have agreed to bear the direct and indirect costs and expenses incurred by such party related to the proposed Reorganizations. The Chartwell Short Duration High Yield Fund and the Carillon Chartwell Short Duration High Yield Fund will not bear any of the costs and expenses of the proposed Reorganization unless the payment of such expenses by another party would result in the Fund’s disqualification as a “regulated investment company” under the Internal Revenue Code or would prevent the proposed Reorganization from qualifying as a tax-fee reorganization.

•	The exchange of the Chartwell Short Duration High Yield Fund’s assets solely for the Carillon Chartwell Short Duration High Yield Fund’s shares and the latter’s assumption of the Chartwell Short Duration High Yield Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

Comparative Fee and Expense Tables

The following tables show the fees and expenses that you may pay if you buy, hold, and sell shares of the Chartwell Short Duration High Yield Fund and the estimated pro forma fees and expenses that you may pay if you buy, hold, and sell Class Chartwell shares of the Carillon Chartwell Short Duration High Yield Fund after giving effect to the proposed Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The Carillon Chartwell Short Duration High Yield Fund is newly organized and has not had any operations of its own to date. Fees and expenses for the Chartwell Short Duration High Yield Fund are based on those incurred by its shares for the fiscal year ended December 31, 2021, as disclosed in the Fund’s most recent Annual Report. The pro forma fees and expenses of the Carillon Chartwell Short Duration High Yield Fund’s Class Chartwell shares assume that the proposed Reorganization has been in effect for the year ended December 31, 2021.

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Shareholder Fees

(fees paid directly from your investment)

	Chartwell Short Duration High Yield Fund	Pro forma Carillon Chartwell Short Duration High Yield Fund (assuming the proposed Reorganization is approved)
	Shares	Class Chartwell
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Wire Fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Chartwell Short Duration High Yield Fund	Pro forma Carillon Chartwell Short Duration High Yield Fund (assuming the proposed Reorganization is approved)
	Shares	Class Chartwell
Management Fee	0.40%	0.30%
Distribution (Rule 12b-1) fees	None	None
Other Expenses	0.18%	0.28%[1]
Total Annual Fund Operating Expenses	0.58%	0.58%
Fees waived and/or expenses reimbursed[2,3]	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement [2,3]	0.49%	0.49%

1 Other Expenses include a 0.10% administration fee that will be paid to Carillon Tower, which will be offset by a 0.10% reduction in the advisory fee to be paid by the Acquiring Fund.

2 Chartwell has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.49% of the average daily net assets of the Fund’s shares. This agreement is in effect until at least April 30, 2023, and it may be terminated prior to this time only by The Chartwell Funds’ Board of Trustees, or if the investment advisory agreement is terminated (i) by The Chartwell Funds upon 60 days’ notice to Chartwell provided such termination was directed or approved by a vote of a majority of the Trustees of The Chartwell Funds or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding or entitled to vote; (ii) by Chartwell upon 60 days’ notice to The Chartwell Funds; or (iii) by an assignment of the investment advisory agreement. Chartwell is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement. Chartwell’s right to seek reimbursement of fees waived or payments made to the Fund will terminate upon the consummation of the proposed Reorganization.

3 Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Fund to the extent that annual operating expenses exceed 0.49% of average daily net assets for at least two years from the Closing Date. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

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Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options. The example assumes that:

  You invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods;
  Your investment has a 5% return each year;
  The Fund’s operating expenses remain the same; and
  The contractual agreement to limit overall Fund expenses remains in place for the term of the agreement.

Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Chartwell Short Duration High Yield Fund
Shares	$50	$167	$305	$708
Pro forma Carillon Chartwell Short Duration High Yield Fund (assuming the proposed Reorganization is approved)
Class Chartwell	$50	$167	$305	$708

Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2021, the portfolio turnover rate was 54% of the average value of the Chartwell Short Duration High Yield Fund’s portfolio. The Carillon Chartwell Short Duration High Yield Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers

The Chartwell Short Duration High Yield Fund and the Carillon Chartwell Short Duration High Yield Fund have substantially identical investment objectives, policies, and strategies. Each Fund’s investment objective is income and long-term capital appreciation. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. The investment objective of each Fund may be changed without shareholder approval.

Each Fund has substantially identical principal investment strategies. Under normal circumstances, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities. Under normal market conditions, each Fund generally expects to primarily invest in BB rated debt securities, the higher quality tier of the overall high yield market. The types of debt securities in which each Fund primarily invests include, but will not be limited to, U.S. dollar denominated high yield corporate bonds and notes. Each Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. While Each Fund may invest in securities of any maturity, each Fund will normally target an average portfolio effective duration, as estimated by the Acquired Fund’s investment adviser and Acquiring Fund’s subadviser, of less than three years. Additionally, the Acquired Fund’s investment adviser and Acquiring Fund’s subadviser may purchase ETFs designed to track fixed income securities indices to manage the Fund’s cash holdings.

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Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below, and in Appendix B.

Acquired Fund	Acquiring Fund
Chartwell Short Duration High Yield Fund	Carillon Chartwell Short Duration High Yield Fund
Investment Objective

The investment objective of the Chartwell Short Duration High Yield Fund is income and long-term capital appreciation.

The Chartwell Short Duration High Yield Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.

The Carillon Chartwell Short Duration High Yield Fund will have the same investment objective.

The Carillon Chartwell Short Duration High Yield Fund’s investment objective will also be a non-fundamental policy that may be changed by its Board without shareholder approval.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities. High yield debt securities, also referred to as “junk” bonds, are securities rated below the Baa/BBB categories at the time of purchase or, if unrated, determined to be of comparable credit quality by the Fund’s adviser. Under normal market conditions, the Fund adviser expects to primarily invest in BB rated debt securities, the higher quality tier of the overall high yield market. The adviser considers a security to be BB-rated if, at the time of purchase, it was assigned a rating of Ba1, Ba2, Ba3 by Moody’s Investor Services, Inc., or BB+, BB, BB- by Standard & Poor’s or Fitch, Inc., or, if unrated, it was determined to be of comparable credit quality by the Fund’s adviser.

The types of debt securities in which the Fund primarily invests include, but will not be limited to, U.S. dollar denominated high yield corporate bonds and notes. The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S.

While the Fund may invest in securities of any maturity, the Fund will normally target an average portfolio effective duration, as estimated by the Fund’s adviser, of less than three years. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates. For example, the approximate percentage decrease in the price of a security with a three-year duration would be 3% in response to a 1% increase in interest rates.

The Fund adviser normally expects to focus the Fund’s investments in the higher credit quality tier of the overall high yield bond market, which the Fund’s adviser believes may offer an opportunity for more attractive yield premiums, with a lower probability of credit erosion relative to the high yield bond market as a whole.

In pursuing the Fund’s investment objective, the Fund’s adviser seeks to identify securities of companies with stable cash flows and proven and established business models in an effort to manage the amount of credit, interest rate, liquidity and other risks, presented by these securities.

The adviser may purchase exchange-traded funds (“ETFs”) designed to track fixed income securities indices to manage the Fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange. The ETFs in which the Fund invests may invest substantially all of their assets in high yield debt securities. Such ETFs are taken into account when determining how much of the Fund’s net assets have been invested in high yield securities.

Same. References to “adviser” have been changed to “subadviser.”
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Investment Adviser
Chartwell	Carillon Tower
Investment Subadviser
None.	Chartwell
Portfolio Managers

Andrew S. Toburen, CFA, John M. Hopkins, CFA, and Christine F. Williams have been the portfolio managers for the Chartwell Short duration High Yield Fund since its inception on July 15, 2014.

Andrew S. Toburen, CFA, has 27 years of investment experience. Mr. Toburen is a Senior Portfolio Manager and has been with Chartwell since 1999. He is responsible for overseeing all of the high yield fixed income assets at Chartwell. From 1994 to 1997, Mr. Toburen was part of a team managing over $3 billion in high yield corporate bond assets at Nomura Corporate Research and Asset Management, Inc. Mr. Toburen holds a Bachelor’s degree in Economics from Yale University and an MBA from Cornell University’s Johnson School of Management and is a Chartered Financial Analyst. Mr. Toburen is a member of the CFA Institute and the CFA Society of Philadelphia.

John M. Hopkins, CFA, has 30 years of investment experience. Mr. Hopkins is a Portfolio Manager and Senior Analyst and has been with Chartwell since 2007. From May of 2004 to 2007, Mr. Hopkins worked for Collateral Processing Group, LLC where he was a Founder and Managing Principal. From 1999 to 2003 he worked for Sunrock Capital Corporation where he was Chief Financial Officer. From 1997 to 1999, he worked for Chase Securities, Inc. where he was a Senior High Yield Analyst. Mr. Hopkins holds a Bachelor’s degree in both Finance and Economics, and a Minor in Spanish, from Pennsylvania State University and is a Chartered Financial Analyst. Mr. Hopkins is a member of the CFA Institute and the CFA Society of Philadelphia.

Christine F. Williams has 33 years of investment experience. Ms. Williams is a Managing Partner and Senior Portfolio Manager and has been with Chartwell since its inception in 1997. She is responsible for overseeing all of the high-grade fixed income assets at Chartwell. From 1990 to 1997, Ms. Williams was an Assistant Vice President in Fixed Income at Meridian Investment Company where she was part of the fixed income team managing close to $2 billion in assets. In addition to her tax-exempt responsibilities, she managed the Pennsylvania Municipal Mutual Fund and the General Market Personal Trust Municipal Fund. She began her career at Merrill Lynch. Ms. Williams holds a Bachelor’s degree in Economics from the University of Delaware and a Master’s Degree in Finance from St. Joseph’s University. Ms. Williams is a member of the CFA Institute and the CFA Society of Philadelphia.

Same.
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Comparison of Principal Risk Factors

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Chartwell Short Duration High Yield Fund and the Carillon Chartwell Short Duration High Yield Fund are the same because the Funds have substantially identical investment objectives, principal investment strategies and investment policies, and are described in the following table. The Carillon Chartwell Short Duration High Yield Fund is subject to the principal risks described below. The most significant risks of investing in the Carillon Chartwell Short Duration High Yield Fund as of the date of this Proxy Statement/Prospectus are listed first below followed by the remaining risks in alphabetical order. Different risks may be more significant at different times depending on market conditions or other factors.

Market Risk

Markets may at times be volatile and the values of the Fund’s stock and fixed income holdings, as well as the income generated by the Fund’s fixed income holdings, may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, regional or global economic instability and interest, inflation and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. These events may lead to periods of volatility, which may be exacerbated by changes in market size and structure. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters, public health crises, pandemics, governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment could cause uncertainty in the markets and may adversely affect the performance of the global economy. Terrorism and related geopolitical risks, including tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Likewise, systemic market dislocations of the kind that occurred during the financial crisis in 2008, if repeated, could be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Political and diplomatic events within the United States and abroad, such as changes in the U.S. presidential administration and Congress and domestic political unrest, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by government or quasi-governmental organizations.

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In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent Market Events | An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving, and the transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, supply chain disruptions, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, quarantines and stay-at-home orders, cancellations, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty about the state of the global economy. The current pandemic has accelerated trends toward working remotely and online shopping and delivery of services, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an online business model. Certain industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. Although promising vaccines and boosters have been released, the timeline for these vaccines becoming significantly widespread in many countries to allow the restoration of full economic activity remains uncertain, and the efficacy of these vaccines may be impacted by further pandemic developments. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular issuers, increase the possibility that countries may be unable to make timely payments on their sovereign debt, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems and vaccine delivery systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken steps to stimulate the U.S. economy. The Fed and the U.S. federal government may continue to take steps to address the impact of the pandemic. However, such measures ultimately will depend on agreement among political parties, which is not certain. The likelihood and effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. Recently, the Fed has signaled that it plans to decrease and unwind its interventions, and the Fed is anticipated to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S., which may adversely affect the present value of the Fund’s assets and distributions. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at or near historic lows. Central banks reduced rates further to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other policy changes.

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Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and the ratification of a trade agreement between the United Kingdom and the European Union, the possibility of changes to some international trade agreements, tensions or open conflict between and among nations, such as between Russia and Ukraine, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements and the broader global economy.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A climate-driven increase in sea levels or flooding and/or an increase in powerful windstorms could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Interest Rate Risk	Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of the Fund’s fixed income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of three years, a 1% increase in interest rates could be expected to result in a 3% decrease in the value of the bond. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain European countries and Japan have experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Conversely, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund.
Credit Risk	The Fund could lose money if the issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. The downgrade of the credit rating of a security held by the Fund may decrease its value and may make it more difficult for the Fund to sell it. Credit risk may change over the life of an instrument. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that the Fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the Fund.
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Foreign Securities Risk	Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the Fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the Fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.
High Yield Securities Risk	Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, issuers of junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties, leading to a greater risk that the issuer will default on the timely payment of principal and interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower rated securities also have a greater risk of default or bankruptcy, especially when the economy is weak or expected to become weak. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Additionally, due to the greater number of considerations involved in the selection of the Fund’s securities, the achievement of the Fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. The higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Investments in high-yield securities are inherently speculative.
Liquidity Risk	Liquidity risk is the possibility that the Fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the Fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher-than-normal redemption rates.
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Management and Strategy Risk	The value of your investment depends on the judgment of the subadviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the subadviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
Other Investment Companies, Including ETFs Risk

Investments in the securities of other investment companies, including exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. Investments in other investment companies will subject the Fund to the risks of the types of investments in which the investment companies invest.

As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will typically decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate the Fund’s holdings of ETF shares at the most optimal time, adversely affecting the Fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Fundamental & Non-Fundamental Investment Limitations

If the proposed Reorganization occurs, as a shareholder, you will be subject to the fundamental investment policies of the Carillon Chartwell Short Duration High Yield Fund. A “fundamental” investment policy is one that may not be changed without a shareholder vote. The Chartwell Short Duration High Yield Fund and the Carillon Chartwell Short Duration High Yield Fund have identical fundamental and non-fundamental investment policies relating to borrowing, lending, underwriting, concentration, issuing senior securities, and investing in commodities and real estate. More detailed information about these investment policies is available in the Statement of Additional Information. For a comparison of each Fund’s fundamental investment limitations, see “Additional Information About the Reorganizations – Comparison of Fundamental Investment Limitations.”

Performance Information

The Carillon Chartwell Short Duration High Yield Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the proposed Reorganization, which is subject to shareholder approval, the Carillon Chartwell Short Duration High Yield Fund, as the successor to the Chartwell Short Duration High Yield Fund, will assume and publish the operating history and performance record of the Chartwell Short Duration High Yield Fund. After the proposed Reorganization, the Chartwell Short Duration High Yield Fund will be the accounting survivor. This means that the Carillon Chartwell Short Duration High Yield Fund will continue to show the historical investment performance and returns of the Chartwell Short Duration High Yield Fund (even after the Chartwell Short Duration High Yield Fund’s liquidation).

The bar chart and tables below provide some indication of the risks of investing in the Chartwell Short Duration High Yield Fund by showing changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns for the past one-year, five-year and since inception periods through December 31, 2021, compared to the returns of a broad market benchmark index, as well as an additional broad-based market index. Past performance is not an indication of future performance. Updated performance information is available at the Fund’s website, www.chartwellip.com, or by calling the Fund at 1-888-995-5505.

The Chartwell Short Duration High Yield Fund acquired the assets and liabilities of the Chartwell Short Duration High Yield Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. As a result of the reorganization, the Chartwell Short Duration High Yield Fund adopted the accounting and performance history of the Predecessor Fund. Performance results shown in the bar chart and the performance table below reflect the performance of the Predecessor Fund.

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Chartwell Short Duration High Yield Fund – Calendar Year Total Returns
(2.64)%	7.62%	3.39%	0.36%	7.33%	4.38%	2.40%
2015	2016	2017	2018	2019	2020	2021
Best Quarter (% and quarter end date)					Worst Quarter (% and quarter end date) (6.43%) (March 31, 2020)
6.05% (June 30, 2020)

Chartwell Short Duration High Yield Fund - Average Annual Total Returns (As of December 31, 2021)
	One Year	Five Years	Since Inception (July 15, 2014)

Return Before Taxes	2.40%	3.55%	2.96%
Return After Taxes on Distributions*	1.25%	2.29%	1.64%
Return After Taxes on Distributions and Sale of Fund Shares*	1.42%	2.23%	1.70%
ICE BofA 1-3 Year BB US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	3.24%	4.44%	4.25%
Bloomberg Intermediate US Government/Credit Index (reflects no deduction for fees, expenses or taxes)	(1.44)%	2.91%	2.50%

No one index is representative of the Fund’s portfolio.

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts

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Capitalization

The following table shows the capitalization of the Chartwell Short Duration High Yield Fund as of December 31, 2021, and the Carillon Chartwell Short Duration High Yield Fund on a pro forma combined basis as of December 31, 2021, after giving effect to the proposed Reorganization. The table is for informational purposes only. The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Chartwell Short Duration High Yield Fund. The Carillon Chartwell Short Duration High Yield Fund is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Chartwell Short Duration High Yield Fund	$214,034,581.30	$9.75	21,947,493.038
Adjustments	—	—
Pro forma Carillon Chartwell Short Duration High Yield Fund (assuming the proposed Reorganization is approved)	$214,034,581.30	$9.75	21,947,493.038

After careful consideration, the Chartwell Board unanimously approved the Reorganization Plan with respect to the Chartwell Short Duration High Yield Fund. Accordingly, the Board has submitted the Reorganization Plan for approval by this Fund’s shareholders. The Board recommends that you vote “FOR” Proposal 4.

PROPOSAL 5:	APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE CHARTWELL SMALL CAP GROWTH FUND INTO THE CARILLON CHARTWELL SMALL CAP GROWTH FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.

This Proposal 5 requests your approval of the Reorganization Plan, pursuant to which the Chartwell Small Cap Growth Fund will be reorganized into the Carillon Chartwell Small Cap Growth Fund.

In considering whether you should approve this Proposal, you should note the following:

History of the Acquiring Fund

•	The Carillon Chartwell Small Cap Growth Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. The Carillon Chartwell Small Cap Growth Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Chartwell Small Cap Growth Fund’s assets and liabilities and continuing its business investment operations, and will not conduct any investment operations until after the Closing Date of the proposed Reorganization. If shareholders of the Chartwell Small Cap Growth Fund approve the Fund’s proposed Reorganization, the Carillon Chartwell Small Cap Growth Fund will assume and publish the operating history and performance record of the Chartwell Small Cap Growth Fund.

Investment Objectives, Policies, Strategies and Risks of the Funds

•	The Carillon Chartwell Small Cap Growth Fund and the Chartwell Small Cap Growth Fund have substantially identical investment objectives, policies, and strategies. Each Fund’s investment objective is to seek long-term capital appreciation. Under normal circumstances, each Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The Fund considers small capitalization companies to be those with market capitalizations that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12-month period (which was approximately $31.6 million and $13.7 billion as of December 31, 2021). The Russell 2000 Growth Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Chartwell Small Cap Growth Fund invests may vary with market conditions. The Fund may have significant exposure to the Health Care sector. The Acquired Fund’s investment adviser and Acquiring Fund’s subadviser uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth. Each Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. Additionally, the Acquired Fund’s investment adviser and the Acquiring Fund’s subadviser may purchase ETFs designed to track U.S. small-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. For a detailed comparison of the Funds’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” below.

•	The Carillon Chartwell Small Cap Growth Fund and the Chartwell Small Cap Growth Fund have substantially identical risk profiles, although there are differences in how these are described. For a detailed comparison of each Fund’s risks, see “Comparison of Principal Risk Factors” below.
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Investment Adviser and Subadviser

•	Chartwell currently serves as the investment adviser for the Chartwell Small Cap Growth Fund. After the proposed Reorganization, Carillon Tower will serve as the investment adviser for the Carillon Chartwell Small Cap Growth Fund and Chartwell will serve as the subadviser for the Fund. As described above, Carillon Tower’s parent company has entered into an agreement to acquire Chartwell’s parent company, and the Reorganization is being proposed in connection with the Transaction. For a detailed description of Carillon Tower and Chartwell, please see “Additional Information about the Funds - Service Providers” below.

Shares of the Acquiring Fund

•	Shareholders of the Chartwell Small Cap Growth Fund will receive Class Chartwell shares of the Carillon Chartwell Small Cap Growth Fund pursuant to the proposed Reorganization. Shareholders will not pay any sales charges in connection with the proposed Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Funds” below for more information.

•	The Funds have similar, but not identical, purchase procedures, exchange rights and redemption procedures. For each Fund, the minimum initial investment amount is $1,000. This minimum may be waived by the Funds in certain circumstances. The Funds’ purchase procedures, exchange rights and redemption procedures are discussed further in “Additional Information about the Funds - Buying and Selling Shares of the Acquired Funds and the Acquiring Funds” and Appendix C below.

Fees and Expenses of the Funds

•	The annual operating expense ratio for the Carillon Chartwell Small Cap Growth Fund’s Class Chartwell shares following the proposed Reorganization is not expected to exceed the current annual operating expense ratio of the Chartwell Small Cap Growth Fund’s shares, as shown below in the “Comparative Fee and Expense Tables.” Chartwell has entered into an agreement to waive advisory fees and/or assume certain fund expenses through at least April 30, 2023 in order to limit the “Total Annual Fund Operating Expenses” (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) to no more than 1.05% for shares of the Chartwell Small Cap Growth Fund. Carillon Tower will enter into a similar agreement to limit the Carillon Chartwell Small Cap Growth Fund’s total annual operating expenses to 1.05% for Class Chartwell shares with a term lasting for at least two years from the Closing Date of the proposed Reorganization. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

•	The Chartwell Small Cap Growth Fund pays Chartwell an advisory fee at the annual rate of 0.85% of the Fund’s average daily net assets. The Carillon Chartwell Small Cap Growth Fund will pay Carillon Tower an advisory fee at the annual rate of 0.75% of the Fund’s average daily net assets. Carillon Tower will pay Chartwell a subadvisory fee at the annual rate of 0.75 % of the Fund’s average daily net assets. The Carillon Chartwell Small Cap Growth Fund will pay Carillon Tower an administration fee of 0.10%, which will be offset by the 0.10% decline in the advisory fee paid by the Carillon Chartwell Small Cap Growth Fund as compared to that of the Chartwell Small Cap Growth Fund.

•	Currently, the Acquired Funds pay Ultimus Fund Solutions, LLC (“Ultimus”) for administrative services and fund accounting services. Ultimus receives an annual base administration fee of $36,000 per Acquired Fund, as well as an annual asset-based fee of 0.04% of the Acquired Funds’ first $1.5 billion in average daily net assets, 0.03% of the Acquired Funds’ next $1.5 billion in average daily net assets, and 0.02% of the Acquired Funds’ average daily net assets above $3 billion, and additional fees if it performs certain other services for an Acquired Fund. After the proposed Reorganization, Ultimus will continue to provide administrative and fund accounting services pursuant to the same fee arrangement for the Acquiring Funds. See “Additional Information about the Funds” below for more information about other service providers.

•	Following the proposed Reorganization, Carillon Tower also will serve as an Administrator to the Acquiring Fund. The Acquiring Fund will pay to Carillon Tower a fee of 0.10% for performing administrative services not otherwise provided by Ultimus, including, among other things: (1) preparing amendments to, filing and maintaining the Acquiring Trust’s governing documents, including the Acquiring Trust’s Declaration of Trust, By-laws and minutes of shareholder meetings; (2) assisting with the design, development and operation of the Funds, including new classes, investment objectives, policies and structure; (3) reviewing reports produced by, and overseeing the operations and performance of, service providers, and preparing related reports to the Board; (4) preparing, reviewing and filing any registration statements on Form N-14, proxy materials and other filings; and (5) coordinating and overseeing the printing and mailing of proxy and information statements, facilitating the proxy solicitation process and conducting shareholder meetings.
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Costs and Tax Consequences of the Reorganization

•	Raymond James or its affiliates and TriState or its affiliates have agreed to bear the direct and indirect costs and expenses incurred by such party related to the proposed Reorganizations. The Chartwell Small Cap Growth Fund and the Carillon Chartwell Small Cap Growth Fund will not bear any of the costs and expenses of the proposed Reorganization unless the payment of such expenses by another party would result in the Fund’s disqualification as a “regulated investment company” under the Internal Revenue Code or would prevent the proposed Reorganization from qualifying as a tax-fee reorganization.

•	The exchange of the Chartwell Small Cap Growth Fund’s assets solely for the Carillon Chartwell Small Cap Growth Fund’s shares and the latter’s assumption of the Chartwell Small Cap Growth Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

Comparative Fee and Expense Tables

The following tables show the fees and expenses that you may pay if you buy, hold, and sell shares of the Chartwell Small Cap Growth Fund and the estimated pro forma fees and expenses that you may pay if you buy, hold, and sell Class Chartwell shares of the Carillon Chartwell Small Cap Growth Fund after giving effect to the proposed Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The Carillon Chartwell Small Cap Growth Fund is newly organized and has not had any operations of its own to date. Fees and expenses for the Chartwell Small Cap Growth Fund are based on those incurred by its shares for the fiscal year ended December 31, 2021, as disclosed in the Fund’s most recent Annual Report. The pro forma fees and expenses of the Carillon Chartwell Small Cap Growth Fund’s Class Chartwell shares assume that the proposed Reorganization has been in effect for the year ended December 31, 2021.

Shareholder Fees

(fees paid directly from your investment)

	Chartwell Small Cap Growth Fund	Pro forma Carillon Chartwell Small Cap Growth Fund (assuming the proposed Reorganization is approved)
	Shares	Class Chartwell
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Wire Fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Chartwell Small Cap Growth Fund	Pro forma Carillon Chartwell Small Cap Growth Fund (assuming the proposed Reorganization is approved)
	Shares	Class Chartwell
Management Fee	0.85%	0.75%
Distribution (Rule 12b-1) fees	None	None
Other Expenses	0.62%	0.72%[1]
Total Annual Fund Operating Expenses	1.47%	1.47%
Fees waived and/or expenses reimbursed[2,3]	(0.42)%	(0.42)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement [2,3]	1.05%	1.05%

1 Other Expenses include a 0.10% administration fee that will be paid to Carillon Tower, which will be offset by a 0.10% reduction in the advisory fee to be paid by the Acquiring Fund.

2 Chartwell has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.05% of the average daily net assets of the Fund. This agreement is in effect until at least April 30, 2023, and it may be terminated prior to this time only by The Chartwell Funds’ Board of

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Trustees. Chartwell is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement. Chartwell’s right to seek reimbursement of fees waived or payments made to the Fund will terminate upon the consummation of the proposed Reorganization.

3 Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Fund to the extent that annual operating expenses exceed 1.05% of average daily net assets for at least two years from the Closing Date. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options. The example assumes that:

  You invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods;
  Your investment has a 5% return each year;
  The Fund’s operating expenses remain the same; and
  The contractual agreement to limit overall Fund expenses remains in place for the term of the agreement.

Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Chartwell Small Cap Growth Fund
Shares	$107	$380	$721	$1,683
Pro forma Carillon Chartwell Small Cap Growth Fund (assuming the proposed Reorganization is approved)
Class Chartwell	$107	$380	$721	$1,683

Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2021, the portfolio turnover rate was 61% of the average value of the Chartwell Small Cap Growth Fund’s portfolio. The Carillon Chartwell Small Cap Growth Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers

The Chartwell Small Cap Growth Fund and the Carillon Chartwell Small Cap Growth Fund have substantially identical investment objectives, policies, and strategies. Each Fund’s investment objective is to seek long-term capital appreciation. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. The investment objective of each Fund may be changed without shareholder approval.

Each Fund has substantially identical principal investment strategies. Under normal circumstances, each Fund invests at least 80% of its net assets in common stocks of small capitalization U.S. companies. The Acquired Fund’s adviser and Acquiring Fund’s subadviser uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth. Each Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. Additionally, the Acquired Fund’s investment adviser and the Acquiring Fund’s subadviser may purchase ETFs designed to track U.S. small-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests.

Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below, and in Appendix B.

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Acquired Fund	Acquiring Fund
Chartwell Small Cap Growth Fund	Carillon Chartwell Small Cap Growth Fund
Investment Objective

The investment objective of the Chartwell Small Cap Growth Fund is long-term capital appreciation.

The Chartwell Small Cap Growth Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.

The Carillon Chartwell Small Cap Growth Fund will have the same investment objective.

The Carillon Chartwell Small Cap Growth Fund’s investment objective also will be a non-fundamental policy that may be changed by its Board without shareholder approval.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The Fund’s adviser considers small capitalization companies to be those with market capitalizations that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12-month period (which was approximately $31.6 million and $13.7 billion as of December 31, 2021). The Russell 2000 Growth Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Chartwell Small Cap Growth Fund invests may vary with market conditions. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

The Fund’s adviser uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth.

The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S.

The Adviser may purchase exchange-traded funds (“ETFs”) designed to track U.S. small-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

Same. The Acquiring Fund also discloses that it may have significant exposure to the Health Care sector. Additionally, the Acquiring Fund discloses that, as the sector composition of the Acquiring Fund’s portfolio changes over time, the Acquiring Fund’s exposure to this sector may be lower at a future date and the Fund’s exposure to other market sectors may be higher. In addition, references to “adviser” and “Adviser” have been changed to “subadviser.”
Investment Adviser
Chartwell	Carillon Tower
Investment Subadviser
None.	Chartwell
Portfolio Managers

Frank L. Sustersic, CFA, is the portfolio manager primarily responsible for the day-to-day management of the Chartwell Small Cap Growth Fund and has managed the Chartwell Small Cap Growth Fund since its inception in June 2017.

Frank L. Sustersic, CFA, has 32 years of investment experience. Mr. Sustersic earned a Bachelor of Science degree in Economics from The University of Pennsylvania and holds a Chartered Financial Analyst designation. From 2014 to February 2016, Mr. Sustersic worked as a Portfolio Manager at Lazard Asset Management. Prior to that, he worked as a Portfolio Manager at Turner Investments from 1994 to March 2014. In addition, Mr. Sustersic worked as a Portfolio Manager at First Fidelity Bank Corporation from 1989 to April 1994. Mr. Sustersic is a member of the CFA Institute and the CFA Society of Philadelphia.

Same.
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Comparison of Principal Risk Factors

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Chartwell Small Cap Growth Fund and the Carillon Chartwell Small Cap Growth Fund are the same because the Funds have substantially identical investment objectives, principal investment strategies and investment policies, and are described in the following table. The Carillon Chartwell Small Cap Growth Fund is subject to the principal risks described below. The most significant risks of investing in the Carillon Chartwell Small Cap Growth Fund as of the date of this Proxy Statement/Prospectus are listed first below followed by the remaining risks in alphabetical order. Different risks may be more significant at different times depending on market conditions or other factors.

Market Risk

Markets may at times be volatile and the values of the Fund’s stock and fixed income holdings, as well as the income generated by the Fund’s fixed income holdings, may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, regional or global economic instability and interest, inflation and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. These events may lead to periods of volatility, which may be exacerbated by changes in market size and structure. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters, public health crises, pandemics, governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment could cause uncertainty in the markets and may adversely affect the performance of the global economy. Terrorism and related geopolitical risks, including tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Likewise, systemic market dislocations of the kind that occurred during the financial crisis in 2008, if repeated, could be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Political and diplomatic events within the United States and abroad, such as changes in the U.S. presidential administration and Congress and domestic political unrest, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by government or quasi-governmental organizations.

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In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent Market Events | An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving, and the transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, supply chain disruptions, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, quarantines and stay-at-home orders, cancellations, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty about the state of the global economy. The current pandemic has accelerated trends toward working remotely and online shopping and delivery of services, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an online business model. Certain industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. Although promising vaccines and boosters have been released, the timeline for these vaccines becoming significantly widespread in many countries to allow the restoration of full economic activity remains uncertain, and the efficacy of these vaccines may be impacted by further pandemic developments. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular issuers, increase the possibility that countries may be unable to make timely payments on their sovereign debt, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems and vaccine delivery systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken steps to stimulate the U.S. economy. The Fed and the U.S. federal government may continue to take steps to address the impact of the pandemic. However, such measures ultimately will depend on agreement among political parties, which is not certain. The likelihood and effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. Recently, the Fed has signaled that it plans to decrease and unwind its interventions, and the Fed is anticipated to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S., which may adversely affect the present value of the Fund’s assets and distributions. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at or near historic lows. Central banks reduced rates further to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other policy changes. Future legislative, regulatory and policy changes may impact current international trade deals, result

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in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and the ratification of a trade agreement between the United Kingdom and the European Union, the possibility of changes to some international trade agreements, tensions or open conflict between and among nations, such as between Russia and Ukraine, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements and the broader global economy.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A climate-driven increase in sea levels or flooding and/or an increase in powerful windstorms could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Equity Securities Risk

The Fund’s equity securities investments are subject to market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

  Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

Growth Stocks Risk	Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The price of a growth company’s stock may fail or not approach the value that has been placed on it. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the Fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style.
Currency Risk	The Fund may have exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.
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Currency futures and forwards, if used, may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect the Fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.
Foreign Securities Risk	Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the Fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the Fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.
Liquidity Risk	Liquidity risk is the possibility that the Fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the Fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher-than-normal redemption rates.
Management and Strategy Risk	The value of your investment depends on the judgment of the subadviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the subadviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
Other Investment Companies, Including ETFs Risk

Investments in the securities of other investment companies, including exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. Investments in other investment companies will subject the Fund to the risks of the types of investments in which the investment companies invest..

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As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will typically decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate the Fund’s holdings of ETF shares at the most optimal time, adversely affecting the Fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Sector Risk

The Fund may hold a significant amount of investments in companies that are in similar businesses, which may be similarly affected by particular economic or market events that may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. In addition, when the Fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if the Fund invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

  Health Care Sector Risk. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are (1) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability, (2) subject to extensive litigation based on product liability and similar claims, and (3) subject to competitive forces that may make it difficult to raise prices and, may result in price discounting. Health care companies may also be thinly capitalized and susceptible to product obsolescence. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers having their principal activities in the biotechnology industry or in medical laboratories and research, which pose additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one of its products proves unsafe, ineffective or unprofitable. Many biotechnology companies invest heavily in research and development, and their products or services may not prove commercially successful or may become obsolete quickly due to technological change. Biotechnology companies can also be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information. Any impairment of such rights may have adverse financial consequences. Biotechnology companies are subject to regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities. A biotechnology company may be unable to raise prices on its products or services to cover its development and regulatory costs because of managed care pressure or price controls. Biotechnology stocks, especially those issued by smaller, less-seasoned companies, can be more volatile than the overall market.

Small-Cap Companies Risk	Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of the Fund’s portfolio and performance. Shareholders of the Fund should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

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Fundamental & Non-Fundamental Investment Limitations

If the proposed Reorganization occurs, as a shareholder, you will be subject to the fundamental investment policies of the Carillon Chartwell Small Cap Growth Fund. A “fundamental” investment policy is one that may not be changed without a shareholder vote. The Chartwell Small Cap Growth Fund and the Carillon Chartwell Small Cap Growth Fund have identical fundamental and non-fundamental investment policies relating to borrowing, lending, underwriting, concentration, issuing senior securities, and investing in commodities and real estate. More detailed information about these investment policies is available in the Statement of Additional Information. For a comparison of each Fund’s fundamental investment limitations, see “Additional Information About the Reorganizations – Comparison of Fundamental Investment Limitations.”

Performance Information

The Carillon Chartwell Small Cap Growth Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the proposed Reorganization, which is subject to shareholder approval, the Carillon Chartwell Small Cap Growth Fund, as the successor to the Chartwell Small Cap Growth Fund, will assume and publish the operating history and performance record of the Chartwell Small Cap Growth Fund. After the proposed Reorganization, the Chartwell Small Cap Growth Fund will be the accounting survivor. This means that the Carillon Chartwell Small Cap Growth Fund will continue to show the historical investment performance and returns of the Chartwell Small Cap Growth Fund (even after the Chartwell Small Cap Growth Fund’s liquidation).

The bar chart and tables below provide some indication of the risks of investing in the Chartwell Small Cap Growth Fund by showing changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2021, compared to the returns of a broad market benchmark index. Past performance is not an indication of future performance. Updated performance information is available at the Fund’s website, www.chartwellip.com, or by calling the Fund at 1-888-995-5505.

Chartwell Small Cap Growth Fund – Calendar Year Total Returns
(8.37)%	27.38%	42.44%	16.47%
2018	2019	2020	2021
Best Quarter (% and quarter end date) 27.67% (June 30, 2020)		Worst Quarter (% and quarter end date) (22.31)% (December 31, 2018)
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Chartwell Small Cap Growth Fund - Average Annual Total Returns (As of December 31, 2021)
	One Year	Since Inception (June 16, 2017)

Return Before Taxes	16.47%	18.47%
Return After Taxes on Distributions*	9.96%	16.53%
Return After Taxes on Distributions and Sale of Fund Shares*	11.80%	14.45%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	2.83%	14.01%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Capitalization

The following table shows the capitalization of the Chartwell Small Cap Growth Fund as of December 31, 2021, and the Carillon Chartwell Small Cap Growth Fund on a pro forma combined basis as of December 31, 2021, after giving effect to the proposed Reorganization. The table is for informational purposes only. The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Chartwell Small Cap Growth Fund. The Carillon Chartwell Small Cap Growth Fund is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Chartwell Small Cap Growth Fund	$28,331,134.78	$16.36	1,731,791.792
Adjustments	—	—
Pro forma Carillon Chartwell Small Cap Growth Fund (assuming the proposed Reorganization is approved)	$28,331,134.78	$16.36	1,731,791.792

After careful consideration, the Chartwell Board unanimously approved the Reorganization Plan with respect to the Chartwell Small Cap Growth Fund. Accordingly, the Board has submitted the Reorganization Plan for approval by this Fund’s shareholders. The Board recommends that you vote “FOR” Proposal 5.

PROPOSAL 6:	APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE CHARTWELL SMALL CAP VALUE FUND INTO THE CARILLON CHARTWELL SMALL CAP VALUE FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.

This Proposal 6 requests your approval of the Reorganization Plan, pursuant to which the Chartwell Small Cap Value Fund will be reorganized into the Carillon Chartwell Small Cap Value Fund.

In considering whether you should approve this Proposal, you should note the following:

History of the Acquiring Fund

•	The Carillon Chartwell Small Cap Value Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. The Carillon Chartwell Small Cap Value Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Chartwell Small Cap Value Fund’s assets and liabilities and continuing its business investment operations, and will not conduct any investment operations until after the Closing Date of the proposed Reorganization. If shareholders of the Chartwell Small Cap Value Fund approve the Fund’s proposed Reorganization, the Carillon Chartwell Small Cap Value Fund will assume and publish the operating history and performance record of the Chartwell Small Cap Value Fund.
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Investment Objectives, Policies, Strategies and Risks of the Funds

•	The Carillon Chartwell Small Cap Value Fund and the Chartwell Small Cap Value Fund have substantially identical investment objectives, policies, and strategies. Each Fund’s investment objective is to seek long-term capital appreciation. Under normal circumstances, each Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The Fund’s adviser considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell 2000 Value Index during the most recent 12-month period (which was $33.8 million and $13.9 billion as of December 31, 2021). The Russell 2000 Value Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies of which each Fund invests may vary with market conditions. Each Fund generally invests in companies that the Acquired Fund’s investment adviser and the Acquiring Fund’s subadviser believe to be undervalued. Each Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. Each Fund may also invest in real estate investment trusts (“REITs”). Each Fund may have significant exposure to the Financials sector. Additionally, the Acquired Fund’s investment adviser and the Acquiring Fund’s subadviser may purchase ETFs designed to track U.S. small-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. For a detailed comparison of the Funds’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” below.

•	The Carillon Chartwell Small Cap Value Fund and the Chartwell Small Cap Value Fund have substantially identical risk profiles, although there are differences in how these are described. For a detailed comparison of each Fund’s risks, see “Comparison of Principal Risk Factors” below.

Investment Adviser and Subadviser

•	Chartwell currently serves as the investment adviser for the Chartwell Small Cap Value Fund. After the proposed Reorganization, Carillon Tower will serve as the investment adviser for the Carillon Chartwell Small Cap Value Fund and Chartwell will serve as the subadviser for the Fund. As described above, Carillon Tower’s parent company has entered into an agreement to acquire Chartwell’s parent company, and the Reorganization is being proposed in connection with the Transaction. For a detailed description of Carillon Tower and Chartwell, please see “Additional Information about the Funds - Service Providers” below.

Shares of the Acquiring Fund

•	Shareholders of the Chartwell Small Cap Value Fund will receive Class Chartwell shares of the Carillon Chartwell Small Cap Value Fund pursuant to the proposed Reorganization. Shareholders will not pay any sales charges in connection with the proposed Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Funds” below for more information.

•	The Funds have similar, but not identical, purchase procedures, exchange rights and redemption procedures. For each Fund, the minimum initial investment amount is $1,000. This minimum may be waived by the Funds in certain circumstances. The Funds’ purchase procedures, exchange rights and redemption procedures are discussed further in “Additional Information about the Funds - Buying and Selling Shares of the Acquired Funds and the Acquiring Funds” and Appendix C below.

Fees and Expenses of the Funds

•	The annual operating expense ratio for the Carillon Chartwell Small Cap Value Fund’s Class Chartwell shares following the proposed Reorganization is not expected to exceed the current annual operating expense ratio of the Chartwell Small Cap Value Fund’s shares, as shown below in the “Comparative Fee and Expense Tables.” Chartwell has entered into an agreement to waive advisory fees and/or assume certain fund expenses through at least April 30, 2023 in order to limit the “Total Annual Fund Operating Expenses” (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) to no more than 1.05% for shares of the Chartwell Income Fund. Carillon Tower will enter into a similar agreement to limit the Carillon Chartwell Income Fund’s total annual operating expenses to 1.05% for Class Chartwell shares with a term lasting for at least two years from the Closing Date of the proposed Reorganization. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

•	The Chartwell Small Cap Value Fund pays Chartwell an advisory fee at the annual rate of 0.90% of the Fund’s average daily net assets. The Carillon Chartwell Small Cap Value Fund will pay Carillon Tower an advisory fee at the annual rate of 0.80% of the Fund’s average daily net assets. Carillon Tower will pay Chartwell a subadvisory fee at the annual rate of 0.80% of the Fund’s average daily net assets. The Carillon Chartwell Small Cap Value Fund will pay Carillon Tower an administration fee of 0.10%, which will be offset by the 0.10% decline in the advisory fee paid by the Carillon Chartwell Small Cap Value Fund as compared to that of the Chartwell Small Cap Value Fund.
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•	Currently, the Acquired Funds pay Ultimus Fund Solutions, LLC (“Ultimus”) for administrative services and fund accounting services. Ultimus receives an annual base administration fee of $36,000 per Acquired Fund, as well as an annual asset-based fee of 0.04% of the Acquired Funds’ first $1.5 billion in average daily net assets, 0.03% of the Acquired Funds’ next $1.5 billion in average daily net assets, and 0.02% of the Acquired Funds’ average daily net assets above $3 billion, and additional fees if it performs certain other services for an Acquired Fund. After the proposed Reorganization, Ultimus will continue to provide administrative and fund accounting services pursuant to the same fee arrangement for the Acquiring Funds. See “Additional Information about the Funds” below for more information about other service providers.

•	Following the proposed Reorganization, Carillon Tower also will serve as an Administrator to the Acquiring Fund. The Acquiring Fund will pay to Carillon Tower a fee of 0.10% for performing administrative services not otherwise provided by Ultimus, including, among other things: (1) preparing amendments to, filing and maintaining the Acquiring Trust’s governing documents, including the Acquiring Trust’s Declaration of Trust, By-laws and minutes of shareholder meetings; (2) assisting with the design, development and operation of the Funds, including new classes, investment objectives, policies and structure; (3) reviewing reports produced by, and overseeing the operations and performance of, service providers, and preparing related reports to the Board; (4) preparing, reviewing and filing any registration statements on Form N-14, proxy materials and other filings; and (5) coordinating and overseeing the printing and mailing of proxy and information statements, facilitating the proxy solicitation process and conducting shareholder meetings.

Costs and Tax Consequences of the Reorganization

•	Raymond James or its affiliates and TriState or its affiliates have agreed to bear the direct and indirect costs and expenses incurred by such party related to the proposed Reorganizations. The Chartwell Small Cap Value Fund and the Carillon Chartwell Small Cap Value Fund will not bear any of the costs and expenses of the proposed Reorganization unless the payment of such expenses by another party would result in the Fund’s disqualification as a “regulated investment company” under the Internal Revenue Code or would prevent the proposed Reorganization from qualifying as a tax-fee reorganization.

•	The exchange of the Chartwell Small Cap Value Fund’s assets solely for the Carillon Chartwell Small Cap Value Fund’s shares and the latter’s assumption of the Chartwell Small Cap Value Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

Comparative Fee and Expense Tables

The following tables show the fees and expenses that you may pay if you buy, hold, and sell shares of the Chartwell Small Cap Value Fund and the estimated pro forma fees and expenses that you may pay if you buy, hold, and sell Class Chartwell shares of the Carillon Chartwell Small Cap Value Fund after giving effect to the proposed Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The Carillon Chartwell Small Cap Value Fund is newly organized and has not had any operations of its own to date. Fees and expenses for the Chartwell Small Cap Value Fund are based on those incurred by its shares for the fiscal year ended December 31, 2021, as disclosed in the Fund’s most recent Annual Report. The pro forma fees and expenses of the Carillon Chartwell Small Cap Value Fund’s Class Chartwell shares assume that the proposed Reorganization has been in effect for the year ended December 31, 2021.

Shareholder Fees

(fees paid directly from your investment)

	Chartwell Small Cap Value Fund	Pro forma Carillon Chartwell Small Cap Value Fund (assuming the proposed Reorganization is approved)
	Shares	Class Chartwell
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Wire Fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

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Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Chartwell Small Cap Value Fund	Pro forma Carillon Chartwell Small Cap Value Fund (assuming the proposed Reorganization is approved)
	Shares	Class Chartwell
Management Fee	0.90%	0.80%
Distribution (Rule 12b-1) fees	None	None
Other Expenses	0.25%	0.35%[1]
Total Annual Fund Operating Expenses	1.15%	1.15%
Fees waived and/or expenses reimbursed[2,3]	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement [2,3]	1.05%	1.05%

1 Other Expenses include a 0.10% administration fee that will be paid to Carillon Tower, which will be offset by a 0.10% reduction in the advisory fee to be paid by the Acquiring Fund.

2 Chartwell has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.05% of average daily net assets of the Fund. This agreement is in effect until at least April 30, 2023, and it may be terminated prior to this time only by the Trust’s Board of Trustees, or if the investment advisory agreement is terminated (i) by The Chartwell Funds upon 60 days’ notice to Chartwell provided such termination was directed or approved by a vote of a majority of the Trustees of The Chartwell Funds or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding or entitled to vote; (ii) by Chartwell upon 60 days’ notice to The Chartwell Funds; or (iii) by an assignment of the investment advisory agreement. Chartwell is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement. Chartwell’s right to seek reimbursement of fees waived or payments made to the Fund will terminate upon the consummation of the proposed Reorganization.

3 Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Fund to the extent that annual operating expenses exceed 1.05% of average daily net assets for at least two years from the Closing Date. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options. The example assumes that:

  You invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods;
  Your investment has a 5% return each year;
  The Fund’s operating expenses remain the same; and
  The contractual agreement to limit overall Fund expenses remains in place for the term of the agreement.

Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Chartwell Small Value Fund
Shares	$107	$345	$613	$1,379
Pro forma Carillon Chartwell Small Cap Value Fund (assuming the proposed Reorganization is approved)
Class Chartwell	$107	$345	$613	$1,379

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Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2021, the portfolio turnover rate was 20% of the average value of the Chartwell Small Cap Value Fund’s portfolio. The Carillon Chartwell Small Cap Value Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers

The Chartwell Small Cap Value Fund and the Carillon Chartwell Small Cap Value Fund have substantially identical investment objectives, policies, and strategies. Each Fund’s investment objective is to seek long-term capital appreciation. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. The investment objective of each Fund may be changed without shareholder approval.

Each Fund has substantially identical principal investment strategies. Under normal circumstances, each Fund invests at least 80% of its net assets in common stocks of small capitalization U.S. companies. Each Fund generally invests in companies that the Acquired Fund’s investment adviser and the Acquiring Fund’s subadviser believe to be undervalued. The Acquired Fund’s adviser and Acquiring Fund’s subadviser employs a blend of value disciplines that the adviser believes will result in consistent performance. Each Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. Each Fund also may invest in REITs. Additionally, the Acquired Fund’s investment adviser and the Acquiring Fund’s subadviser may purchase ETFs designed to track U.S. small-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests.

Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below, and in Appendix B.

Acquired Fund	Acquiring Fund
Chartwell Small Cap Value Fund	Carillon Chartwell Small Cap Value Fund
Investment Objective

The investment objective of the Chartwell Small Cap Value Fund is to seek long-term capital appreciation.

The Chartwell Small Cap Value Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.

The Carillon Chartwell Small Cap Value Fund will have the same investment objective.

The Carillon Chartwell Small Cap Value Fund’s investment objective also will be a non-fundamental policy that may be changed by its Board without shareholder approval.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The Fund’s adviser considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell 2000 Value Index during the most recent 12-month period (which was $33.8 million and $13.9 billion as of December 31, 2021). The Russell 2000 Value Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Chartwell Small Cap Value Fund invests may vary with market conditions. The Fund may continue to hold securities of companies whose market capitalization was within such range, at the time of initial purchase, but whose current market capitalization may be outside of that range.

The Fund generally invests in companies that its adviser believes to be undervalued. The adviser’s investment approach seeks to identify companies with favorable valuations, margin improvement, product innovations and visionary management teams. The Fund’s adviser employs a blend of value disciplines that the adviser believes will result in consistent performance.

Same. The Acquiring Fund also discloses that it may have significant exposure to the Financials sector. Additionally, the Acquiring Fund discloses that, as the sector composition of the Acquiring Fund’s portfolio changes over time, the Acquiring Fund’s exposure to this sector may be lower at a future date and the Fund’s exposure to other market sectors may be higher. In addition, references to “adviser” and “Adviser” have been changed to “subadviser.”
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The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S.

The Adviser may purchase exchange-traded funds (“ETFs”) designed to track U.S. small-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The Fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets.

Investment Adviser
Chartwell	Carillon Tower
Investment Subadviser
None.	Chartwell
Portfolio Managers

The portfolio management team is comprised of David C. Dalrymple, CFA, and T. Ryan Harkins, CFA. They are jointly and primarily responsible for the day-to-day management of the Chartwell Small Cap Value Fund’s portfolio. Mr. Dalrymple has served as Chartwell’s Managing Partner and Senior Portfolio Manager since its inception on March 16, 2012. Mr. Harkins has served as a member of the Chartwell Small Cap Value Fund’s portfolio management team since March 1, 2020.

David C. Dalrymple, CFA, has 35 years of investment experience. Mr. Dalrymple has been with Chartwell since its inception in 1997. He has served as Chartwell’s Managing Partner and Senior Portfolio Manager since 1997. During the past nineteen years, Mr. Dalrymple has been the lead portfolio manager of the firm’s Small Cap Value strategy serving institutional, high net worth, and mutual fund sub-advisory clients. Mr. Dalrymple is part of a dedicated investment team of four investment professionals. From 1991 to 1997, Mr. Dalrymple served as Portfolio Manager at Delaware Investment Advisers, managing a small cap value mutual fund, the Value Fund, and assisting in managing mutual funds and institutional assets in small and mid-cap styles. Prior to joining Delaware Investment Advisers, Mr. Dalrymple was an assistant portfolio manager at Lord Abbett & Co. managing mid-cap value and small-cap growth products. Mr. Dalrymple holds a Bachelor of Science degree in Business Management from Clarkson University and an MBA from Cornell University’s Johnson School and is a Chartered Financial Analyst.

T. Ryan Harkins, CFA, has 23 years of investment experience. Mr. Harkins is a Senior Portfolio Manager and has been with Chartwell since 2007. Prior to joining Chartwell, Mr. Harkins was a Portfolio Manager and Research Analyst at Credit Suisse Asset Management where he co-managed the firm’s small cap value strategy. From 1997 to 2000, he was an Investment Banker at Morgan Keegan & Company where he specialized in private placements for small public and private companies. Mr. Harkins holds a Bachelor’s degree from Duke University, an MBA from University of Pennsylvania’s Wharton School and is a Chartered Financial Analyst.

Same.
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Comparison of Principal Risk Factors

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Chartwell Small Cap Value Fund and the Carillon Chartwell Small Cap Value Fund are the same because the Funds have substantially identical investment objectives, principal investment strategies and investment policies, and are described in the following table. The Carillon Chartwell Small Cap Value Fund is subject to the principal risks described below. The most significant risks of investing in the Carillon Chartwell Small Cap Value Fund as of the date of this Proxy Statement/Prospectus are listed first below followed by the remaining risks in alphabetical order. Different risks may be more significant at different times depending on market conditions or other factors.

Market Risk

Markets may at times be volatile and the values of the Fund’s stock and fixed income holdings, as well as the income generated by the Fund’s fixed income holdings, may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, regional or global economic instability and interest, inflation and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. These events may lead to periods of volatility, which may be exacerbated by changes in market size and structure. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters, public health crises, pandemics, governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment could cause uncertainty in the markets and may adversely affect the performance of the global economy. Terrorism and related geopolitical risks, including tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Likewise, systemic market dislocations of the kind that occurred during the financial crisis in 2008, if repeated, could be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Political and diplomatic events within the United States and abroad, such as changes in the U.S. presidential administration and Congress and domestic political unrest, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by government or quasi-governmental organizations.

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In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent Market Events | An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving, and the transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, supply chain disruptions, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, quarantines and stay-at-home orders, cancellations, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty about the state of the global economy. The current pandemic has accelerated trends toward working remotely and online shopping and delivery of services, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an online business model. Certain industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. Although promising vaccines and boosters have been released, the timeline for these vaccines becoming significantly widespread in many countries to allow the restoration of full economic activity remains uncertain, and the efficacy of these vaccines may be impacted by further pandemic developments. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular issuers, increase the possibility that countries may be unable to make timely payments on their sovereign debt, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems and vaccine delivery systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken steps to stimulate the U.S. economy. The Fed and the U.S. federal government may continue to take steps to address the impact of the pandemic. However, such measures ultimately will depend on agreement among political parties, which is not certain. The likelihood and effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. Recently, the Fed has signaled that it plans to decrease and unwind its interventions, and the Fed is anticipated to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S., which may adversely affect the present value of the Fund’s assets and distributions. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at or near historic lows. Central banks reduced rates further to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other policy changes.

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Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and the ratification of a trade agreement between the United Kingdom and the European Union, the possibility of changes to some international trade agreements, tensions or open conflict between and among nations, such as between Russia and Ukraine, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements and the broader global economy.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A climate-driven increase in sea levels or flooding and/or an increase in powerful windstorms could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Equity Securities Risk

The Fund’s equity securities investments are subject to market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

  Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.
  REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks, declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, defaults by mortgagors or other borrowers and tenants, lack of availability of mortgage funds or financing, extended vacancies of properties, especially during economic downturns, losses due to environmental liabilities, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Additionally, REITs are dependent on the skills of their managers. Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by the Fund, meaning the Fund’s investment in REITs will result in the layering of expenses such that as a shareholder, the Fund will indirectly bear a proportionate share of a REIT’s operating expenses. A domestic REIT could fail to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code, or to maintain its exemption from registration under the 1940 Act.

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Value Stocks Risk	Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time. The Fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors. If a value investment style shifts out of favor based on market conditions and investor sentiment, the Fund could underperform funds that use a non-value approach to investing or have a broader investment style.
Currency Risk	The Fund may have exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency futures and forwards, if used, may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect the Fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.
Foreign Securities Risk	Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the Fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the Fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.
Liquidity Risk	Liquidity risk is the possibility that the Fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the Fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher-than-normal redemption rates.
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Management and Strategy Risk	The value of your investment depends on the judgment of the subadviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the subadviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
Other Investment Companies, Including ETFs Risk

Investments in the securities of other investment companies, including exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. Investments in other investment companies will subject the Fund to the risks of the types of investments in which the investment companies invest.

As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will typically decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate the Fund’s holdings of ETF shares at the most optimal time, adversely affecting the Fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Sector Risk

The Fund may hold a significant amount of investments in companies that are in similar businesses, which may be similarly affected by particular economic or market events that may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. In addition, when the Fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if the Fund invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

  Financial Sector Risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Small-Cap Companies Risk	Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of the Fund’s portfolio and performance. Shareholders of the Fund should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.
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Fundamental & Non-Fundamental Investment Limitations

If the proposed Reorganization occurs, as a shareholder, you will be subject to the fundamental investment policies of the Carillon Chartwell Small Cap Value Fund. A “fundamental” investment policy is one that may not be changed without a shareholder vote. The Chartwell Small Cap Value Fund and the Carillon Chartwell Small Cap Value Fund have identical fundamental and non-fundamental investment policies relating to borrowing, lending, underwriting, concentration, issuing senior securities, and investing in commodities and real estate. More detailed information about these investment policies is available in the Statement of Additional Information. For a comparison of each Fund’s fundamental investment limitations, see “Additional Information About the Reorganizations – Comparison of Fundamental Investment Limitations.”

Performance Information

The Carillon Chartwell Small Cap Value Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the proposed Reorganization, which is subject to shareholder approval, the Carillon Chartwell Small Cap Value Fund, as the successor to the Chartwell Small Cap Value Fund, will assume and publish the operating history and performance record of the Chartwell Small Cap Value Fund. After the proposed Reorganization, the Chartwell Small Cap Value Fund will be the accounting survivor. This means that the Carillon Chartwell Small Cap Value Fund will continue to show the historical investment performance and returns of the Chartwell Small Cap Value Fund (even after the Chartwell Small Cap Value Fund’s liquidation).

The bar chart and tables below provide some indication of the risks of investing in the Chartwell Small Cap Value Fund by showing changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns for the past one-year, five-year and since inception periods through December 31, 2021, compared to the returns of a broad market benchmark index. Past performance is not an indication of future performance. Updated performance information is available at the Fund’s website, www.chartwellip.com, or by calling the Fund at 1-888-995-5505.

The Chartwell Small Cap Value Fund acquired the assets and liabilities of the Chartwell Small Cap Value Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. As a result of the reorganization, the Chartwell Small Cap Value Fund adopted the accounting and performance history of the Predecessor Fund. Performance results shown in the bar chart and the performance table below reflect the performance of the Predecessor Fund.

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Chartwell Small Cap Value Fund – Calendar Year Total Returns
37.32%	7.17%	(8.53)%	28.91%	8.92%	(12.75)%	23.79%	(5.59)%	24.42%
2013	2014	2015	2016	2017	2018	2019	2020	2021
Best Quarter (% and quarter end date) 25.75% (December 31, 2020)				Worst Quarter (% and quarter end date) (35.01)% (March 31, 2020)

Chartwell Small Cap Value Fund - Average Annual Total Returns (As of December 31, 2021)
	One Year	Five Years	Since Inception (March 16, 2012)

Return Before Taxes	24.42%	6.68%	10.64%
Return After Taxes on Distributions*	21.37%	5.34%	9.76%
Return After Taxes on Distributions and Sale of Fund Shares*	16.32%	5.04%	8.66%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	28.27%	9.07%	12.34%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Capitalization

The following table shows the capitalization of the Chartwell Small Cap Value Fund as of December 31, 2021, and the Carillon Chartwell Small Cap Value Fund on a pro forma combined basis as of December 31, 2021, after giving effect to the proposed Reorganization. The table is for informational purposes only. The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Chartwell Small Cap Value Fund. The Carillon Chartwell Small Cap Value Fund is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Chartwell Small Cap Value Fund	$183,296,656.54	$19.90	9,211,725.493
Adjustments	—	—
Pro forma Carillon Chartwell Small Cap Value Fund (assuming the proposed Reorganization is approved)	$183,296,656.54	$19.90	9,211,725.493

After careful consideration, the Chartwell Board unanimously approved the Reorganization Plan with respect to the Chartwell Small Cap Value Fund. Accordingly, the Board has submitted the Reorganization Plan for approval by this Fund’s shareholders. The Board recommends that you vote “FOR” Proposal 6.

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ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of the Reorganization Plan

The terms and conditions under which the Reorganizations would be completed are contained in the Reorganization Plan. The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of the form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Each Reorganization will involve an Acquiring Fund’s acquiring all the assets of the corresponding Acquired Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of all the Acquired Fund’s liabilities. On or as soon as is reasonably practicable after the Closing Date, each Acquired Fund will distribute the Acquiring Fund Shares it receives in its Reorganization to its shareholders. The number of full and fractional Acquiring Fund Shares each shareholder will receive will be equal in number and aggregate NAV, as of immediately after the close of business (generally 4:00 p.m., Eastern Time) on the Closing Date, to the corresponding Acquired Fund Shares the shareholder holds at that time. After such distribution, The Chartwell Funds will take all necessary steps under its Agreement and Declaration of Trust and Delaware and any other applicable law to effect a complete termination of each Acquired Fund.

Each Reorganization may be terminated at any time at or before the Closing Date by (1) either Trust (a) in the event of the other Trust’s material breach of any representation, warranty, agreement or covenant contained in the Reorganization Plan to be performed at or before the Closing Date, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before July 1, 2022, or another date to which the Trusts agree; or (2) by the Trusts’ mutual agreement.

The consummation of each Reorganization also is subject to various conditions, including approval of the proposed Reorganization by the applicable Acquired Fund’s shareholders, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal income tax consequences of the proposed Reorganization (see below) and other customary corporate and securities matters. Subject to the satisfaction of all applicable conditions, including conditions specified in the Reorganization Plan as well as conditions to the Transaction discussed above, each Reorganization will take place immediately after the close of business on the Closing Date.

The Chartwell Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of either Trust (the “Independent Trustees”), has determined, with respect to each Acquired Fund, that the interests of its existing shareholders will not be diluted as a result of the proposed Reorganization and that participation in the proposed Reorganization is in the best interests of the Acquired Fund. Similarly, the Board of Trustees of Carillon Series Trust (the “Acquiring Trust Board”), including its Independent Trustees, has determined, with respect to each Acquiring Fund, that the interests of its shareholders will not be diluted as a result of the proposed Reorganization and that participation in the proposed Reorganization is in the best interests of the Acquiring Fund.

Raymond James or its affiliates and TriState or its affiliates have agreed to bear the direct and indirect costs and expenses incurred by such party related to the proposed Reorganizations. Expenses of the proposed Reorganizations include fees and expenses related to the preparation, filing, printing, and mailing of this proxy statement/prospectus, soliciting proxies, and tabulating votes, expense of holding the Meeting and accounting, legal and custodial fees and expenses. Neither the Acquired Funds nor the Acquiring Funds will bear any of these costs unless the payment of such expenses by another party would result in the Fund’s disqualification as a “regulated investment company” under the Internal Revenue Code or would prevent the proposed Reorganization from qualifying as a tax-fee reorganization.

Approval of the Reorganization Plan with respect to an Acquired Fund covered thereby will require a “majority vote” of its shareholders as that term is defined in the 1940 Act. Specifically, the approval of the Reorganization Plan will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. If the Reorganization Plan is not approved with respect to an Acquired Fund by its shareholders or its Reorganization is not consummated for any other reason, the Chartwell Board may take such further action as they may deem to be in the best interests of the Acquired Fund and its shareholders. Please see “Voting Information” below for more information.

Description of the Securities to Be Issued

The shareholders of each Acquired Fund will receive Class Chartwell shares of the corresponding Acquiring Fund in accordance with the procedures provided for in the Reorganization Plan. Each such share will be fully paid and non-assessable by Acquiring Trust when issued and will have no preemptive or conversion rights.

Acquiring Trust may issue an unlimited number of authorized shares of beneficial interest, no par value per share. Acquiring Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) authorizes the Acquiring Trust Board to issue shares in different series and classes. In addition, the Declaration of Trust authorizes the Acquiring Trust Board to create new series and to name the rights and preferences of the shareholders of each series. The Acquiring Trust Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences. Each Acquiring Fund is a series of Acquiring Trust.

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Board Considerations

At a meeting of the Chartwell Board held on December 15, 2021 (the “Board Meeting”), the Chartwell Board determined that the proposed Reorganizations are in the best interests of each Acquired Fund and its shareholders and approved the Reorganization Plan for each Acquired Fund. The Chartwell Board was advised about the proposed Reorganizations at its regularly scheduled meeting in November 2021, after which the Independent Trustees requested and were provided with detailed information and materials relating to Carillon Tower, Chartwell, the Reorganizations and the Transaction in advance of the Board Meeting. The Independent Trustees met with senior representatives of Chartwell and Carillon Tower at the Board Meeting to discuss the Transaction, the proposed Reorganizations and their possible effects on the Acquired Funds. At the Board Meeting, senior representatives of Carillon Tower and Chartwell provided information and responded to questions from the Independent Trustees and discussed, among other things, the qualifications, experience, ownership structure, resources and capabilities of Carillon Tower and its affiliates, and Carillon Tower’s general plans and intentions regarding the Funds and Chartwell. At the Board Meeting and throughout the consideration process, the Independent Trustees of the Chartwell Board were advised by their independent legal counsel.

In connection with the Chartwell Board’s consideration of the proposed Reorganizations, the Independent Trustees requested, and Carillon Tower and Chartwell provided to the Chartwell Board, information regarding the factors set forth below as well as other information relating to the Reorganizations. The Chartwell Board also reviewed the duties and responsibilities of Trustees in evaluating and approving the Reorganizations and discussed such duties and responsibilities with their independent legal counsel.

In determining whether to approve the Reorganization Plan with respect to each Acquired Fund and recommend its approval to shareholders, the Chartwell Board, including the Independent Trustees, considered the following factors, among others, in no order of priority and without identifying any single factor as all-important or controlling:

(1)	that the primary reason for the proposed Reorganizations is to provide for the ongoing management of each Acquired Fund following the Transaction, which will result in Chartwell becoming a wholly owned subsidiary of Carillon Tower;
(2)	the terms and conditions of the Reorganization Plan;
(3)	various potential benefits of the Reorganization to the shareholders of each Acquired Fund, including becoming a shareholder of a larger fund complex with an enhanced distribution team and network, which could result in the future growth of Fund assets and economies of scale;
(4)	that the interests of the shareholders of each Acquired Fund would not be diluted as a result of the Reorganization (the exchange would take place at net asset value and there would be no sales charge or other charge imposed as a result of the Reorganization);
(5)	that there would be no material differences between each Acquired Fund’s and its corresponding Acquiring Fund’s investment objective, strategies, risks and policies;
(6)	Carillon Tower’s commitment to keep the Acquired Funds’ current expense caps in place for at least two years from the Closing Date;
(7)	the relative management fees and operating expenses of each Acquired Fund and its corresponding Acquiring Fund, including the fact that the total projected expense ratio for each class of shares of the Acquiring Fund is expected to be equal to or lower than the current expense ratio for the corresponding Acquired Fund at the same asset levels;
(8)	that shareholders of each Acquired Fund will not bear any costs or expenses, directly or indirectly, associated with the Reorganization;
(9)	the investment experience, expertise, personnel, operations and compliance program of Carillon Tower, and the financial resources of Carillon Tower and its parent company RJF;
(10)	the nature, quality and extent of the services to be provided by Carillon Tower and Chartwell to each Acquiring Fund;
(11)	the changes to certain of the Acquired Funds’ service providers, including that there is not expected to be any diminution with respect to the services currently provided to each Acquired Fund and its shareholders;
(12)	the performance history and continuing portfolio management of Chartwell, which will serve as each Acquiring Fund’s subadviser after the Reorganization;
(13)	information regarding the distribution arrangements that will be available to the Acquiring Funds;
(14)	the composition and qualifications of the Acquiring Trust’s Board of Trustees;
(15)	the expectation that each Reorganization will qualify as a tax-free reorganization for federal income tax purposes;
(16)	the commitment from Carillon Tower and the Acquiring Trust that for a period of three years after the Closing Date, they will ensure that at least 75% of the Acquiring Trust’s Board is not “interested persons” of Carillon Tower or Chartwell;
(17)	the commitment from Acquiring Trust, Carillon Tower and Chartwell that they will refrain from imposing or seeking to impose, for a period of two years after the Closing Date, any “unfair burden” within the meaning of Section 15(f) of the 1940 Act on the Funds; and
(18)	possible alternatives to the Reorganization, including the liquidation of each Acquired Fund.

On the basis of the information provided to the Chartwell Board and its evaluation of that information, the Chartwell Board, including the Independent Trustees, voted unanimously to approve the Reorganization Plan and to recommend that the shareholders of each Acquired Fund also approve the Reorganization Plan.

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Comparison of Fundamental and Non-Fundamental Investment Limitations

If the proposed Reorganization occurs, as a shareholder, you will be subject to the fundamental and non-fundamental investment policies of each Acquiring Fund, which are all the same as those of the corresponding Acquired Fund. A “fundamental” investment policy is one that may not be changed without an affirmative vote of the lesser of (1) 67% or more of the shares of a fund present at a shareholder meeting, if more than 50% of the fund’s outstanding shares are represented at the shareholder meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at a shareholder meeting. A “non-fundamental” investment policy is one that can be changed without a shareholder vote.

The fundamental and non-fundamental investment policies of the Acquired and Acquiring Funds are set forth below:

Fundamental Investment Policies
Policy	Acquired Funds	Acquiring Funds
Borrowing

Chartwell Short Duration Bond Fund, Chartwell Short Duration High Yield Fund, Chartwell Small Cap Growth Fund and Chartwell Small Cap Value Fund only:

No Fund may issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Chartwell Income Fund and Chartwell Mid Cap Value Fund only:

No Fund may issue senior securities, borrow money or pledge its assets, except that (i) each Fund may borrow from banks in amounts not exceeding 5% of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Same, as applicable to each corresponding Acquiring Fund.
Commodities

Chartwell Short Duration Bond Fund, Chartwell Short Duration High Yield Fund, Chartwell Small Cap Growth Fund and Chartwell Small Cap Value Fund only:

No Fund may purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

Chartwell Income Fund and Chartwell Mid Cap Value Fund only:

No Fund may purchase or sell commodities or commodity futures contracts, puts, calls and straddles.

Same, as applicable to each corresponding Acquiring Fund.
Concentration	No Fund may invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities).	Same.
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Diversification	No Fund may, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.	Same.
Loans, Repurchase Agreements and Loans of Portfolio Securities	No Fund may make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.	Same.
Real Estate	No Fund may purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”)	Same.
Senior Securities

Chartwell Short Duration Bond Fund, Chartwell Short Duration High Yield Fund, Chartwell Small Cap Growth Fund and Chartwell Small Cap Value Fund only:

No Fund may issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Chartwell Income Fund and Chartwell Mid Cap Value Fund only:

No Fund may issue senior securities, borrow money or pledge its assets, except that (i) each Fund may borrow from banks in amounts not exceeding 5% of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Same, as applicable to each corresponding Acquiring Fund.
Underwriting	No Fund may act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.	Same.
Non-Fundamental Investment Policies
Policy	Acquired Funds	Acquiring Funds
Illiquid Securities	No Fund may invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.	Same.
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Restricted Securities

Chartwell Income Fund and Chartwell Mid Cap Value Fund only:

No Fund may invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public), except that the Chartwell Income Fund may purchase restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act.

Same, as applicable to each corresponding Acquiring Fund.
Diversification

Chartwell Mid Cap Value Fund only:

With respect to 50% of its gross assets, the Fund will not at the time of purchase invest more than 5% of its gross assets, at market value, in the securities of any one issuer (except the securities of the United States government); and with respect to the other 50% of its gross assets, the Fund will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer.

Same, as applicable to each corresponding Acquiring Fund.

Federal Income Tax Consequences of the Reorganizations

The exchange of each Acquired Fund’s assets solely for the corresponding Acquiring Fund’s shares and the latter’s assumption of the Acquired Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (“F Reorganization”). As a condition to consummation of the Reorganizations, each Trust will receive an opinion from K&L Gates LLP, Acquiring Trust’s counsel (“Opinion”), substantially to the effect that – based on the facts and assumptions stated therein and conditioned on the representations and warranties made in the Reorganization Plan and in separate letters, if requested, addressed to Acquiring Trust’s counsel being true and complete immediately after the close of business on the Closing Date (“Effective Time”) and consummation of the Reorganizations in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Acquiring Trust’s counsel has not approved) – for federal income tax purposes:

(a)	Each Reorganization will qualify as an F Reorganization, and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;
(b)	Each Acquired Fund will recognize no gain or loss on the transfer of its assets to the corresponding Acquiring Fund in exchange solely for the Acquiring Fund’s shares and its assumption of the Acquired Fund’s liabilities or on the subsequent distribution of those shares to the Acquired Fund’s shareholders in exchange for their Acquired Fund shares;
(c)	Each Acquiring Fund will recognize no gain or loss on its receipt of the corresponding Acquired Fund’s assets in exchange solely for the Acquiring Fund’s shares and its assumption of the Acquired Fund’s liabilities;
(d)	Each Acquiring Fund’s basis in each asset it receives from the corresponding Acquired Fund will be the same as the latter’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);
(e)	An Acquired Fund shareholder will recognize no gain or loss on the exchange of all its Acquired Fund shares solely for the corresponding Acquiring Fund’s shares pursuant to the Reorganization;
(f)	An Acquired Fund shareholder’s aggregate basis in the corresponding Acquiring Fund’s shares it receives in the proposed Reorganization will be the same as the aggregate basis in its Acquired Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Acquired Fund shares, provided the shareholder holds them as capital assets at the Effective Time; and
(g)	For purposes of section 381 of the Code, each Acquiring Fund will be treated just as the corresponding Acquired Fund would have been treated if there had been no reorganization. Accordingly, each Reorganization will not result in the termination of the participating Acquired Fund’s taxable year, the Acquired Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the corresponding Acquiring Fund as if there had been no reorganization, and the part of the Acquired Fund’s taxable year before the proposed Reorganization will be included in Acquiring Fund’s taxable year after the Reorganization.

Notwithstanding clauses (b) and (d), the Opinion may state that no opinion is expressed as to any Reorganization’s effect on either Fund participating therein or any Acquired Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

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As a result of the Reorganizations, each Acquiring Fund will succeed to certain tax attributes of the corresponding Acquired Fund, including the latter’s capital loss carryovers (“CLCOs”). Although, under certain circumstances -- specifically, an “ownership change,” which involves an “owner shift involving a 5-percent shareholder” or an “equity structure shift” (as each of those terms is defined in section 382(g) of the Code) -- an acquiring corporation’s ability to utilize the amount of an acquired corporation’s CLCOs to offset capital gains it recognizes after their reorganization would be subject to an annual limitation under Code sections 382 and 383, that limitation does not apply to an F Reorganization, which does not involve an “owner shift” and is expressly excluded from the term “equity structure shift” (see Treas. Reg. § 1.382-2T(e)(2)(i)(B)). As noted above, each Reorganization is intended to qualify for federal income tax purposes as an F Reorganization and the Opinion will so conclude. Accordingly, at December 31, 2021, the Chartwell Income Fund had CLCOs in the amount of $6,536,398, the Chartwell Mid Cap Value Fund had CLCOs in the amount of $0, the Chartwell Small Cap Value Fund had CLCOs in the amount of $0 and the Chartwell Short Duration High Yield Fund had CLCOs in the amount of $444,151, which, pursuant to the Regulated Investment Company Modernization Act of 2010, will not expire and may be used by the relevant Acquiring Funds after the Reorganizations without such limitation.

Rights of Shareholders of the Funds

The rights of shareholders of the Acquiring Funds are substantially similar to the rights of shareholders of the Acquired Funds. Each Trust is organized as a Delaware statutory trust. As such, each Trust’s operations are governed by its Declaration of Trust and By-laws and applicable Delaware law. The operations of each Trust are also subject to the provisions of the 1940 Act and the rules and regulations thereunder. The chart below describes some of the differences between your rights as an Acquired Fund shareholder and your rights as an Acquiring Fund shareholder.

Category	Acquired Funds	Acquiring Funds
Par Value	Each share has no par value.	Each share has no par value.
Preemptive Rights	None.	None.
Preference	None.	None.
Appraisal Rights	None.	None.
Conversion Rights	None.	None.
Exchange Rights (not including the right to exchange among Funds)	None.	None.
Shareholder Rights	No rights to title in trust property, to call for any partition, division or accounting, or partnership.	No rights to title in trust property, to call for any partition, division or accounting, or under contracts entered into by the Trust.
Personal Liability of Shareholders	None.	None.
Annual Meetings	No annual meetings unless required by law.	No annual meetings unless required by law.
Right to Call Meeting of Shareholders	Shall be called upon request of shareholders holding at least 10% of outstanding shares.	Shall be called upon request of shareholders owning at least 25% of shares entitled to vote.
Notice of Meetings	Mailed to the address on record with The Chartwell Funds at least 7 days prior to the meeting.	Provided personally, by mail or by other written or electronic communication at least 15 days prior to the meeting and not more than 120 days prior to the meeting.
Record Date for Meetings	Trustees may fix in advance a date not more than 90 days before the meeting.	Trustees may fix in advance a date not more than 120 days before the meeting.
Election of Trustees	Requires plurality.	Requires plurality.
Adjournment of Meetings	The chairman of the meeting.	The chairman of the meeting.
Removal of Trustees by Shareholders	May be removed at a shareholder meeting by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust, or by a written declaration signed by shareholders owning at least two-thirds of the outstanding shares of the Trust.	May be removed at a shareholder meeting by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust.
Shareholder Derivative Lawsuits	Shareholders have the power to vote to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series, or the shareholders of any of them (provided, however, that a shareholder of a particular Fund shall not in any event be entitled to maintain a derivative or class action on behalf of any other Fund or the shareholders thereof).	Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees, and generally at least 10% of shareholders must join the request for the Trustees to commence the action. The Trustees may review and reject the demand after evaluation. Such limitations do not apply to claims asserted under the federal securities laws to the extent that any such federal laws, rules or regulations do not permit such application.
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Section 15(f) Safe Harbor

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met. First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). In connection with the proposed Reorganizations, the Acquiring Trust, Chartwell and Carillon Tower will refrain from imposing or seeking to impose, for a period of two years after the Closing Date, any “unfair burden” within the meaning of Section 15(f) of the 1940 Act on the Funds. Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The Acquiring Trust Board will satisfy this condition at the time of the Reorganizations and the Acquiring Trust and Carillon Tower will ensure that the Acquiring Trust Board continues to satisfy this condition during the three-year period thereafter.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Service Providers

The Adviser

Carillon Tower Advisers, Inc. (“Carillon Tower”), 880 Carillon Parkway, St. Petersburg, Florida 33716, is the Adviser to each Acquiring Fund. Carillon Tower is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). On behalf of each Acquiring Fund, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the Commodity Futures Trading Commission (“CFTC”) under CFTC Regulation 4.5 and Carillon Tower is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to each Acquiring Fund.

Carillon Tower manages, supervises and conducts the business and administrative affairs of the Acquiring Funds. Carillon Tower is a wholly-owned subsidiary of Raymond James which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2021, Carillon Tower had approximately $77.2 billion of assets under management, including affiliates.

Management and Administrative Fees

Each Acquiring Fund will pay a fee to Carillon Tower for management services an annualized advisory fee based on an Acquiring Fund’s average daily net assets, as follows:

Fund	Average daily net assets	Rate charged
Carillon Chartwell Income Fund	$0 to $1.75 billion	0.40%
	$1.75 billion to $3.5 billion	0.38%
	Over $3.5 billion	0.36%
Carillon Chartwell Mid Cap Value Fund	All Assets	0.65%
Carillon Chartwell Short Duration Bond Fund	All Assets	0.20%
Carillon Chartwell Short Duration High Yield Fund	All Assets	0.30%
Carillon Chartwell Small Cap Growth Fund	All Assets	0.75%
Carillon Chartwell Small Cap Value Fund	All Assets	0.80%

Carillon Tower, in turn, will pay a fee to Chartwell for serving as subadviser equal to the fee schedules set forth above. A discussion regarding the basis for the approval of each Acquiring Fund’s investment advisory and subadvisory agreements by the Acquiring Trust Board will be available in each Acquiring Fund’s initial shareholder report.

Carillon Tower has entered into an administration agreement with Acquiring Trust, on behalf of its series. The Acquiring Fund will pay to Carillon Tower a fee of 0.10% for performing administrative services not otherwise provided by Ultimus, including, among other things: (1) preparing amendments to, filing and maintaining the Acquiring Trust’s governing documents, including the Acquiring

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Trust’s Declaration of Trust, By-laws and minutes of shareholder meetings; (2) assisting with the design, development and operation of the Funds, including new classes, investment objectives, policies and structure; (3) reviewing reports produced by, and overseeing the operations and performance of, service providers, and preparing related reports to the Board; (4) preparing, reviewing and filing any registration statements on Form N-14, proxy materials and other filings; and (5) coordinating and overseeing the printing and mailing of proxy and information statements, facilitating the proxy solicitation process and conducting shareholder meetings. In addition, Ultimus will continue to provide the Acquiring Funds with the administrative and fund accounting services it provided to the Acquired Funds, pursuant to the same fee arrangement.

Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Acquiring Funds to the extent that annual operating expenses of each class exceed a percentage of the class’s average daily net assets. This expense limitation excludes any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses. The contractual fee waiver can be changed only with the approval of a majority of an Acquiring Fund’s Board. Any reimbursement of Acquiring Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Acquiring Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement. The following table summarizes the expense caps in effect for at least two years from the closing date of the Reorganization.

Fund	Class Chartwell
Carillon Chartwell Income Fund	0.64%
Carillon Chartwell Mid Cap Value Fund	0.90%
Carillon Chartwell Short Duration Bond Fund	0.39%
Carillon Chartwell Short Duration High Yield Fund	0.49%
Carillon Chartwell Small Cap Growth Fund	1.05%
Carillon Chartwell Small Cap Value Fund	1.05%

The amount of the subadvisory fee paid by Carillon Tower to Chartwell is reduced by the amount of the fees waived and/or expenses reimbursed by Carillon Tower, and Carillon Tower provides to Chartwell any recoupment that Carillon Tower receives from the funds.

The Subadviser

Carillon Tower has selected Chartwell as a subadviser to provide investment advice and portfolio management services to the Acquiring Funds. Chartwell is currently a wholly-owned subsidiary of TriState but is expected to be a wholly-owned subsidiary of Carillon Tower at the Closing Date of each Reorganization. Chartwell’s address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

The Acquiring Funds expect to operate in a multi-manager structure pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”). The order permits Carillon Tower, subject to certain conditions, to enter into new or modified subadvisory agreements with existing or new subadvisers without the approval of Acquiring Fund shareholders, but subject to approval by the Acquiring Trust Board.

Carillon Tower has the ultimate responsibility for overseeing the Acquiring Funds’ subadvisers and recommending their hiring, termination and replacement, subject to oversight by the Acquiring Trust Board. If an Acquiring Fund relies on either order in the future to hire a new subadviser, the Acquiring Fund will provide shareholders with certain information regarding the subadviser within 90 days of hiring the new subadviser, as required by the order.

In the future, Carillon Tower may propose the addition of one or more additional subadvisers, subject to approval by the Acquiring Trust Board and, if required by the 1940 Act, or any applicable exemptive relief, Acquiring Fund shareholders. The prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated.

The order also grants Carillon Tower and the Acquiring Funds relief with respect to the disclosure of the advisory fees paid to individual subadvisers in various documents filed with the SEC and provided to shareholders. Pursuant to this relief, the Acquiring Funds may disclose the aggregate fees payable to Carillon Tower and wholly-owned subadvisers and the aggregate fees payable to unaffiliated subadvisers and subadvisers affiliated with Carillon Tower or Raymond James, other than wholly-owned subadvisers.

Once Chartwell becomes a wholly-owned subsidiary of Carillon Tower, this multi-manager structure is expected to be applicable to the Acquiring Funds.

Prior Performance for Similar Accounts Managed by Chartwell

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Chartwell Mid Cap Value Fund

The following table sets forth performance data relating to the historical performance of private accounts managed by Chartwell for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The Chartwell Mid Cap Value composite was created in January 2004 and includes all fee paying, discretionary accounts with comparable investment objectives and a market value in excess of $250,000. Non-fee paying accounts are excluded from the composite. The performance returns were not materially affected by the exclusion of the $250,000 or less fee paying accounts and the non-fee paying accounts. Trade date accounting is utilized, and cash equivalents are included in performance returns. The data is provided to illustrate the past performance of Chartwell in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Average Annual Total Returns
For the Periods Ended December 31, 2021

	One Year	Five Years	Ten Years
Chartwell Mid Cap Value Composite
Net Returns, after all fees, expenses and sales loads (excluding custodial fees)*	27.87%	10.44%	13.60%
Gross Returns	28.47%	11.04%	14.20%
Russell Midcap Value Index	28.34%	11.22%	13.44%
*	The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

Chartwell has prepared and presented this information in compliance with the Global Investment Performance Standards (GIPS) which differs from the SEC method of calculating performance. The GIPS standards are a set of standardized, industry-wide principles that provide investment firms with guidance on how to calculate and report their investment results. The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Chartwell Short Duration High Yield Fund

The following table sets forth performance data relating to the historical performance of all private accounts managed by Chartwell for the periods indicated that have investment objectives, policies, strategies and risks substantially similar (“Private Accounts”) to those of the Chartwell Short Duration High Yield Fund. Chartwell will manage the Fund in substantially the same manner as it has managed the accounts comprising the Chartwell Short BB High Yield strategy composite. The Chartwell Short Duration BB High Yield composite was created in September 2007 and includes all fee paying, discretionary accounts with comparable investment objectives and a market value in excess of $250,000. Non-fee paying accounts are excluded from the composite. The performance returns were not materially affected by the exclusion of the $250,000 or less fee paying accounts and the non-fee paying accounts. The data is provided to illustrate the past performance of Chartwell in managing these Private Accounts as measured against the ICE BofA 1-3 Year BB US Cash Pay High Yield Index (“Index”) and does not represent the performance of the Fund. These Private Accounts are not managed in the same manner as the Index, which is provided for illustrative purposes only. You should not consider this performance data as an indication of future performance of the Fund.

The Private Accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these Private Accounts could have been adversely affected if the Private Accounts had been managed as investment companies under the federal securities laws.

The Chartwell Short BB High Yield strategy composite performance is calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Investment results are time-weighted performance calculations representing total return. Composite returns are calculated on a monthly basis and are then annualized for the particular period, as appropriate. The composite is valued at least monthly, taking into account cash flows. The composite is asset weighted by beginning-of-period asset values. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included.

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Chartwell Short BB High Yield Strategy Composite
Average Annual Total Returns
For the Periods Ended December 31, 2021

	One Year	Five Years	Ten Years
Chartwell Short BB High Yield Strategy Composite
Net Returns, after all fees, expenses and sales loads (excluding custodial fees)*	2.29%	3.60%	3.91%
Gross Returns	2.79%	4.10%	4.41%
ICE BofA 1-3 Year BB US Cash Pay High Yield Index	3.24%	4.44%	4.92%
*	The returns are net of all fees and expenses for the composite accounts. The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

The ICE BofA 1-3 Year BB US Cash Pay High Yield Index is a subset of ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. Inception date: August 4, 1988.

Chartwell has prepared and presented this information in compliance with the Global Investment Performance Standards (GIPS) which differs from the SEC method of calculating performance. The GIPS standards are a set of standardized, industry-wide principles that provide investment firms with guidance on how to calculate and report their investment results. The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Chartwell Small Cap Growth Fund

The following table sets forth performance data relating to the historical performance of private accounts managed by Chartwell for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The Chartwell Small Cap Growth composite was created in January 1999 and includes all fee paying, discretionary accounts with comparable investment objectives and a market value in excess of $250,000. Non-fee paying accounts are excluded from the composite. The performance returns were not materially affected by the exclusion of the $250,000 or less fee paying accounts and the non-fee paying accounts. Trade date accounting is utilized, and cash equivalents are included in performance returns. The data is provided to illustrate the past performance of Chartwell in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

 Average Annual Total Returns
For the Periods Ended December 31, 2021

	One Year	Five Years	Ten Years
Chartwell Small Cap Growth Composite
Net Returns, after all fees, expenses and sales loads (excluding custodial fees)*	16.40%	18.47%	14.19%
Gross Returns	17.40%	19.47%	15.19%
Russell 2000 Growth Index	2.83%	14.53%	14.14%

*	The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

Chartwell has prepared and presented this information in compliance with the Global Investment Performance Standards (GIPS) which differs from the SEC method of calculating performance. The GIPS standards are a set of standardized, industry-wide principles that provide investment firms with guidance on how to calculate and report their investment results. The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

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Chartwell Small Cap Value Fund

The following table sets forth performance data relating to the historical performance of private accounts managed by Chartwell for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Chartwell Small Cap Value Fund. The Chartwell Small Cap Value composite was created in January 1999 and includes all fee paying, discretionary accounts with comparable investment objectives and a market value in excess of $250,000. Non-fee paying accounts are excluded from the composite. The performance returns were not materially affected by the exclusion of the $250,000 or less fee paying accounts and the non-fee paying accounts. Trade date accounting is utilized and cash equivalents are included in performance returns. The data is provided to illustrate the past performance of Chartwell in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Average Annual Total Returns
For the Periods Ended December 31, 2021

	One Year	Five Years	Ten Years
Chartwell Small Cap Value Composite
Net Returns, after all fees, expenses and sales loads (excluding custodial fees)*	24.88%	7.05%	10.79%
Gross Returns	25.78%	7.95%	11.69%
Russell 2000 Value Index	28.27%	9.07%	12.03%
*	The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

Chartwell has prepared and presented this information in compliance with the Global Investment Performance Standards (GIPS) which differs from the SEC method of calculating performance. The GIPS standards are a set of standardized, industry-wide principles that provide investment firms with guidance on how to calculate and report their investment results. The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Distributor, Transfer Agent, and Custodian

Foreside Fund Services, LLC (“Foreside”), Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as distributor for the Acquired Funds. Carillon Fund Distributors, Inc. (“CFD”), an affiliate of Carillon Tower, 880 Carillon Parkway, St. Petersburg, Florida 33716, will serve as the distributor of the Acquiring Funds. Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Dr., Suite 450 Cincinnati, OH 45246, is the Acquired Funds’ transfer agent and will also serve as the Acquiring Funds’ transfer agent and will provide shareholder services to the Acquiring Funds. UMB Bank, n.a., 1010 Grand Boulevard, Kansas City, Missouri 64106, which serves as the custodian of the Acquired Funds’ assets, also will serve as the custodian of the Acquiring Funds’ assets.

The Chartwell Funds has not adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act. Accordingly, the Acquired Funds do not directly or indirectly finance any activity that is primarily intended to result in the sale of Acquired Fund shares.

Each Acquiring Fund has adopted a Distribution and Servicing Plan (“Distribution Plan”) for the Class Chartwell shares pursuant to Rule 12b-1 under the 1940 Act. The distribution plan allows an Acquiring Fund to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of an Acquiring Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution Plan for Class Chartwell shares is a defensive plan and the Acquiring Funds currently do not incur any distribution expenses related to Class Chartwell shares under the Distribution Plan. However, Carillon Tower or any third party may make payments for the sale and distribution of Class Chartwell shares from its own resources.

The Acquired Funds may pay a portion of the fees charged by third-party intermediaries that perform non-distribution sub-administration, sub-transfer agency and shareholder support services, such as omnibus account recordkeeping, order processing and settlement, dividend and capital-gain processing, tax reporting, shareholder statements, and other services that would otherwise be provided by the Acquired Fund’s service providers. The payment of such fees by an Acquired Fund are subject to a maximum per-account fee limit, and any fees in excess of the maximum per-account fee limit are paid by Chartwell. In addition, the payment of such fees by an Acquired Fund remains subject to any expense limitation arrangement applicable to that Acquired Fund.

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Carillon Tower or its corporate affiliates (“Affiliates”) make payments to certain financial intermediaries that sell Acquiring Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Affiliates also make payments to certain financial intermediaries that sell Acquiring Fund shares in connection with client account maintenance support, statement preparation and transaction processing. To the extent that these services replace services that would otherwise be provided by the Acquiring Funds’ transfer agent or would otherwise be a direct obligation of the Acquiring Funds, the Acquiring Funds, subject to limits authorized by the Board, reimburse an Affiliate for these payments as a transfer agent out-of-pocket expense. Further information can be found in Appendix C, in the section titled “Payments to Financial Intermediaries.”

Wholesaling and marketing efforts for the Acquired Funds are provided by, among others, Chartwell TSC Securities Corp. (“Chartwell TSC”), a broker-dealer affiliated with the Chartwell and a FINRA member. Chartwell and Chartwell TSC are both wholly-owned subsidiaries of TriState Capital Holdings, Inc.

Independent Registered Public Accounting Firm

BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, is the independent registered public accounting firm for the Acquired Funds and is expected to remain the independent registered public accounting firm for the Acquiring Funds.

Portfolio Managers

Information about the portfolio managers who are primarily responsible for overseeing each Acquiring Fund’s investments is discussed in each Proposal. The same portfolio managers who currently are portfolio managers to each Acquired Fund are the same portfolio managers for each corresponding Acquiring Fund. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

Buying and Selling Shares of the Acquired Funds and Acquiring Funds

Buying Shares

Acquired Fund shares are, and Acquiring Fund shares will be, sold on a continuous basis at net asset value. The net asset value of shares of each class of the Acquired Funds and the Acquiring Funds is calculated as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq (typically 4:00 p.m. Eastern Time). Purchases of each class of shares may be made by mail, by phone, by wire, via the Internet or by setting up a periodic investment program/automatic investment plan. Acquired Fund shareholders may not make an initial purchase by telephone. Shareholders of the Acquired Funds and the Acquiring Funds will have their dividends and net realized gains automatically reinvested in additional Fund shares unless they opt to receive them by cash or check. The minimum initial investment is $1,000 for shareholders of an Acquired Fund. The minimum initial investment is $1,000 for Class Chartwell shareholders of an Acquiring Fund. This minimum may be waived in certain cases and will be waived at the time of the Reorganizations for shareholders of the Acquired Funds who receive shares of the Acquiring Funds in a Reorganization, as well as for any additional purchases of the Acquiring Funds by shareholders of an Acquired Fund after the Reorganization.

Shareholders may purchase, redeem (sell) or exchange shares of an Acquired Fund or an Acquiring Fund on any business day, which is normally any day that the New York Stock Exchange is open, at the Acquired Fund’s or Acquiring Fund’s net asset value per share next determined after their order is accepted. Shares of each Fund are available directly and through brokers and financial advisers.

You may purchase shares of the Acquired Funds directly by regular mail (The Chartwell Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707), by overnight delivery (The Chartwell Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246), by wire or by phone (call 888.995.5505), or via the Internet at carillontower.com.

You may purchase shares of the Acquired Funds directly by regular mail (Carillon Series Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707), by overnight delivery (Carillon Series Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246), by wire or by phone (call 888.995.5505), or via the Internet at carillontower.com. See Appendix C for eligibility requirements for direct purchases of Acquiring Fund shares and for instructions on buying and redeeming (selling) Acquiring Fund shares directly.

An Acquired Fund may redeem all of the shares held in a shareholder’s account if their balance falls below an Acquired Fund’s minimum initial investment amount due to redemption activity. In these circumstances, the Acquired Fund will notify shareholders in writing and request that they increase their balance above the minimum initial investment amount within 60 days of the date of the notice. If, within 60 days of an Acquired Fund’s written request, the shareholder has not sufficiently increased their account balance, their shares will be automatically redeemed at the current NAV. An Acquired Fund will not require that shares be redeemed if the value of a shareholder’s account drops below the investment minimum due to fluctuations of the Acquired Fund’s NAV.

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If shareholders who receive shares in the proposed Reorganization decide to sell a portion of those shares, but do not close their account with the Acquiring Fund, they should maintain at least $1,000 worth of shares in their account. Otherwise, the Acquiring Fund reserves the right to request that they buy more shares or close their account. If the account balance is still below the minimum 30 calendar days after notification, each Acquiring Fund reserves the right to close the account and send the proceeds to their address of record.

Exchanges

You may exchange shares of an Acquired Fund into shares of another fund managed by Chartwell. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the applicable Acquired Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, each Acquired Fund reserves the right to limit the total number of exchanges you can make in any year.

Generally, shares of an Acquiring Fund may be exchanged for shares of the same class of any other fund in the Acquiring Trust. Additionally, although Class Chartwell shares will initially be the only share class offered by the Acquiring Funds, if and when additional share classes are available for the Acquiring Funds: (1) a shareholder may exchange another class of shares of an Acquiring Fund for Class Chartwell shares of the same Acquiring Fund without the imposition of an initial sales charge if the shareholder’s financial intermediary has determined that the shareholder’s investment in another class of shares on the intermediary’s platform is no longer appropriate and has entered into an agreement with CFD to permit such exchange purchases; and (2) a shareholder may exchange Class Chartwell shares for another share class of the same Acquiring Fund.

Dividends and Other Distributions

The Chartwell Mid Cap Value Fund, Chartwell Small Cap Growth Fund and Chartwell Small Cap Value Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Chartwell Income Fund, Chartwell Short Duration Bond Fund and Chartwell Short Duration High Yield Fund will make distributions of net investment income on a monthly basis and net capital gains, if any, on an annual basis, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year. The distribution policy of each Acquired Fund will remain the same for its corresponding Acquiring Fund.

Redemption Procedures

Shares of the Acquired Fund and shares of the Acquiring Fund are redeemable on any business day at a price equal to the net asset value of the shares next calculated after a sell order is accepted. Shareholders of both the Acquired Funds and the Acquiring Funds may redeem shares in writing, by phone, via the Internet, or by systematic withdrawal plan. Withdrawals made under the systematic withdrawal plan for the Acquired Funds must be for a minimum of $100. There is no minimum for the systematic withdrawal plan of the Acquiring Funds. Acquiring Fund shares redeemed through the Internet or by systematic withdrawal plan may be wired directly to the shareholder’s designated bank account. Shares of the Acquired Funds and the Acquiring Funds may require a signature guarantee in certain circumstances.

Neither the Acquired Funds nor the Acquiring Funds issue stock certificates.

For more information relating to purchasing and selling shares of the Acquired Funds, see the Acquired Funds’ prospectuses, dated May 1, 2021 (for the Chartwell Income Fund, Chartwell Mid Cap Value Fund, Chartwell Short Duration High Yield Fund, Chartwell Small Cap Growth Fund, Chartwell Small Cap Value Fund) and September 22, 2021 (for the Chartwell Short Duration Bond Fund), respectively, and for more information relating to purchasing and selling shares of the Acquiring Funds, see Appendix C.

Tax Considerations

The dividends you receive from an Acquiring Fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to Broker-Dealers And Other Financial Intermediaries

If you purchase shares of an Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Fund and its related companies may pay the intermediary for the sale of Acquiring Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend an Acquiring Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FINANCIAL HIGHLIGHTS

For each Acquired Fund other than the Chartwell Short Duration Bond Fund, the prospectus including the financial highlights information (File Nos. 333-216993; 811-23244) is incorporated by reference to such Acquired Funds’ Prospectus, dated May 1, 2021, and such Acquired Funds’ Annual Report for the fiscal year ended December 31, 2021. For the Chartwell Short Duration Bond Fund, the financial highlights information is incorporated by reference to the Fund’s Annual Report for the fiscal year ended December 31, 2021. Additional copies of each Acquired Fund’s Prospectus, Annual Report and Semi-Annual, as applicable, are available upon request, without charge, by calling 1-888-995-5505 or on the Internet at chartwellip.com. Each Acquiring Fund has no financial highlights information of its own since it has not yet commenced operations. It is expected that each Acquiring Fund will adopt the accounting history of each Acquired Fund if, and when, the proposed Reorganization has been approved by shareholders and the assets of the Acquired Fund have been transferred to the Acquiring Fund.

Chartwell Income Fund

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2021	Two Months Ended December 31, 2020(a)	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of period	$ 13.53	$ 12.72	$ 13.26	$ 13.18
Income (loss) from investment operations:
Net investment income	0.34	0.07	0.40	0.41
Net realized and unrealized gains (losses) on investment transactions	0.65	0.81	(0.52)	0.50
Total from investment operations	0.99	0.88	(0.12)	0.91
Less distributions from:
Net investment income	(0.37)	(0.07)	(0.42)	(0.44)
Net realized gains on investments	–	–	–	(0.39)
Total distributions	(0.37)	(0.07)	(0.42)	(0.83)
Proceeds from redemption fees collected (Note 2)	0.00(b)	0.00(b)	0.00(b)	0.00(b)
Net asset value at end of period	$ 14.15	$ 13.53	$ 12.72	$ 13.26
Total return (c)	7.35%	6.93%(d)	(0.83%)	7.22%
Ratios/Supplementary data:
Net assets at end of period (000,000’s)	$ 520	$ 557	$ 568	$ 1,030
Ratio of total expenses to average net assets:
Before fees reduced	0.68%	0.73%(e)	0.67%	0.66%
After fees reduced	0.64%	0.64%(e)	0.64%	0.64%
Ratio of net investment income to average net assets:
Before fees reduced	2.37%	2.84%(e)	3.04%	2.93%
After fees reduced	2.41%	2.93%(e)	3.08%	2.95%
Portfolio turnover rate	56%	7%(d)	63%	137%

(a)	Fund changed fiscal year to December 31.
(b)	Amount rounds to less than $0.01 per share.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and reimbursed expenses.
(d)	Not annualized.
(e)	Annualized.
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Chartwell Income Fund (continued)

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended October 31, 2018	Year Ended October 31, 2017
Net asset value at beginning of period	$ 13.80	$ 13.64
Income (loss) from investment operations:
Net investment income	0.31	0.24(a)
Net realized and unrealized gains (losses) on affiliated and unaffiliated investments	(0.19)	0.29
Total from investment operations	0.12	0.53
Less distributions from:
Net investment income	(0.30)	(0.22)
Net realized gains on investments	(0.44)	(0.15)
Total distributions	(0.74)	(0.37)
Proceeds from redemption fees collected (Note 2)	0.00(b)	0.00(b)
Net asset value at end of period	$ 13.18	$ 13.80
Total return (c)	0.88%	3.98%
Ratios/Supplementary data:
Net assets at end of period (000,000’s)	$ 1,490	$ 1,672
Ratio of total expenses to average net assets:
Before fees reduced	0.68%	0.67%
After fees reduced	0.64%	0.64%
Ratio of net investment income to average net assets:
Before fees reduced	2.26%	1.75%
After fees reduced	2.29%	1.78%
Portfolio turnover rate	75%	69%

* Fiscal year changed to October 31, effective September 30, 2016.

(a)	Based on average daily shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and reimbursed expenses.
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Chartwell Mid Cap Value Fund

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2021	Two Months Ended December 31, 2020(a)	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of period	$ 14.92	$ 13.12	$ 15.54	$ 15.07
Income (loss) from investment operations:
Net investment income	0.11	0.03	0.19	0.17
Net realized and unrealized gains (losses) on investment transactions	3.96	1.94	(2.28)	1.34
Total from investment operations	4.07	1.97	(2.09)	1.51
Less distributions from:
Net investment income	(0.11)	(0.17)	(0.18)	(0.11)
Net realized gains on investments	–	–	(0.15)	(0.93)
Total distributions	(0.11)	(0.17)	(0.33)	(1.04)
Net asset value at end of period	$ 18.88	$ 14.92	$ 13.12	$ 15.54
Total return (b)	27.30%	15.00%(c)	(13.81%)	11.47%
Ratios/Supplementary data:
Net assets at end of period (000’s)	$ 38,467	$ 28,540	$ 24,752	$ 25,704
Ratio of total expenses to average net assets:
Before fees waived/reduced	1.29%	1.56%(d)	1.47%	1.44%
After fees waived/reduced	0.90%	0.90%(d)	0.90%	1.02%(e)
Ratio of net investment income to average net assets:
Before fees waived/reduced	0.29%	0.59%(d)	0.84%	0.67%
After fees waived/reduced	0.68%	1.25%(d)	1.40%	1.09%(e)
Portfolio turnover rate	15%	3%(c)	35%	36%

(a)	Fund changed fiscal year to December 31.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower had the Adviser not reduced its fees or reimbursed expenses.
(c)	Not annualized.
(d)	Annualized.
(e)	Effective September 1, 2019, the Adviser contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that total annual operating expenses do not exceed 0.90% of the average daily net assets of the Fund. Prior to September 1, 2019, the annual operating expense limitation was 1.05% (Note 3).

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Chartwell Mid Cap Value Fund (continued)

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended October 31, 2018	Year Ended October 31, 2017
Net asset value at beginning of period	$ 18.55	$ 15.46
Income from investment operations:
Net investment income	0.11	0.16(a)
Net realized and unrealized gains on investment transactions	0.03	3.48
Total from investment operations	0.14	3.64
Less distributions from:
Net investment income	(0.14)	(0.25)
Net realized gains on investments	(3.48)	(0.30)
Total distributions	(3.62)	(0.55)
Proceeds from redemption fees collected (Note 2)	–	0.00(b)
Net asset value at end of period	$ 15.07	$ 18.55
Total return (c)	(0.12%)	23.95%
Ratios/Supplementary data:
Net assets at end of period (000’s)	$ 25,322	$ 23,274
Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	1.57%	1.71%
After fees reduced and other expenses absorbed	1.05% (d)	1.15%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	0.26%	0.37%
After fees reduced and other expenses absorbed	0.77% (d)	0.93%
Portfolio turnover rate	65%	159%

* Fiscal year changed to October 31, effective September 30, 2016.

(a)	Based on average daily shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower had the Adviser not reduced its fees or reimbursed expenses.
(d)	Effective November 6, 2017, the Adviser contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that total annual operating expenses do not exceed 1.05% of the average daily net assets of the Fund. Prior to November 6, 2017, the annual operating expense limitation was 1.15% (Note 3).
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Chartwell Short Duration Bond Fund

Per Share Data for a Share Outstanding Throughout Each Period

For the Period September 22, 2021* through December 31, 2021
Net asset value at beginning of period	$ 10.00
Income (loss) from investment operations:
Net investment income	0.01
Net realized and unrealized gains (losses) on investment transactions	(0.05)
Total from investment operations	(0.04)
Less distributions from:
Net investment income	(0.01)
Net realized gains on investments	(0.00)(a)
Total Distributions	(0.01)
Net asset value at end of period	$ 9.95
Total return (b)	(0.37%)(c)
Ratios/Supplementary data:
Net assets at end of period (000’s)	$ 5,948
Ratio of total expenses to average net assets:
Before fees waived/reduced and other expenses absorbed	3.51%(d)
After fees waived/reduced and other expenses absorbed	0.39%(d)
Ratio of net investment income to average net assets:
Before fees waived/reduced and other expenses absorbed	(2.66%)(d)
After fees waived/reduced and other expenses absorbed	0.46%(d)
Portfolio turnover rate	6%(c)

*	Commencement of operations.
(a)	Amount rounds to less than $0.01 per share.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Adviser not reduced its fees or reimbursed expenses.
(c)	Not annualized.
(d)	Annualized.
98

Chartwell Short Duration High Yield Fund

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2021	Two Months Ended December 31, 2020(a)	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of period	$ 9.79	$ 9.59	$ 9.68	$ 9.48
Income (loss) from investment operations:
Net investment income	0.27	0.05	0.33	0.35
Net realized and unrealized gains (losses) on investment transactions	(0.04)	0.20	(0.08)	0.20
Total from investment operations	0.23	0.25	0.25	0.55
Less distributions from:
Net investment income	(0.27)	(0.05)	(0.34)	(0.35)
Proceeds from redemption fees collected (Note 2)	–	–	0.00(b)	0.00(b)
Net asset value at end of period	$ 9.75	$ 9.79	$ 9.59	$ 9.68
Total return (c)	2.40%	2.63%(d)	2.62%	5.89%
Ratios/Supplementary data:
Net assets at end of period (000’s)	$ 216,879	$ 163,703	$ 161,474	$ 91,914
Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	0.58%	0.66%(e)	0.61%	0.67%
After fees reduced and other expenses absorbed	0.49%	0.49%(e)	0.49%	0.49%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	2.69%	2.96%(e)	3.43%	3.44%
After fees reduced and other expenses absorbed	2.78%	3.13%(e)	3.55%	3.62%
Portfolio turnover rate	54%	9%(d)	63%	41%

(a)	Fund changed fiscal year to December 31.
(b)	Amount rounds to less than $0.01 per share.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Adviser not reduced its fees or reimbursed expenses.
(d)	Not annualized.
(e)	Annualized.
99

Chartwell Short Duration High Yield Fund (continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended October 31, 2018	Year Ended October 31, 2017
Net asset value at beginning of year	$ 9.72	$ 9.62
Income (loss) from investment operations:
Net investment income	0.29	0.31(a)
Net realized and unrealized gains (losses) on investment transactions	(0.24)	0.11
Total from investment operations	0.05	0.42
Less distributions from:
Net investment income	(0.29)	(0.32)
Net realized gains on investments	–	–
Total distributions	(0.29)	(0.32)
Net asset value at end of year	$ 9.48	$ 9.72
Total return (b)	0.55%	4.42%
Ratios/Supplementary data:
Net assets at end of year (000’s)	$ 75,536	$ 35,191
Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	0.80%	1.16%
After fees reduced and other expenses absorbed	0.49%	0.61%(c)
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	2.84%	2.70%
After fees reduced and other expenses absorbed	3.15%	3.25%(c)
Portfolio turnover rate	26%	62%

(a)	Based on average shares outstanding.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Adviser not reduced its fees or reimbursed expenses.
(c)	Effective August 11, 2017, the Adviser contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses do not exceed 0.49% of average daily net assets. Prior to August 11, 2017, the annual operating expense limit was 0.65% (Note 3).
100

Chartwell Small Cap Growth Fund

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2021	Two Months Ended December 31, 2020(a)	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of period	$ 17.29	$ 15.22	$ 11.78	$ 11.55
Income (loss) from investment operations:
Net investment loss	(0.15)	(0.01)	(0.09)	(0.04)
Net realized and unrealized gains on investment transactions	2.78	3.24	3.53	0.32
Total from investment operations	2.63	3.23	3.44	0.28
Less distributions from:
Net investment income	(0.01)	–	–	–
Net realized gains on investments	(3.55)	(1.16)	(0.00)(b)	(0.05)
Total distributions	(3.56)	(1.16)	(0.00)(b)	(0.05)
Proceeds from redemption fees collected (Note 2)	–	–	0.00(b)	0.00(b)
Net asset value at end of period	$ 16.36	$ 17.29	$ 15.22	$ 11.78
Total return (c)	16.47%	21.20%(d)	29.25%	2.46%
Ratios/Supplementary data:
Net assets at end of period (000’s)	$ 28,330	$ 27,436	$ 22,808	$ 20,637
Ratio of total expenses to average net assets:
Before fees waived/reduced and other expenses absorbed	1.47%	1.76%(e)	1.73%	1.64%
After fees waived/reduced and other expenses absorbed	1.05%	1.05%(e)	1.05%	1.05%
Ratio of net investment loss to average net assets:
Before fees waived/reduced and other expenses absorbed	(1.30%)	(1.29%)(e)	(1.24%)	(0.98%)
After fees waived/reduced and other expenses absorbed	(0.88%)	(0.58%)(e)	(0.56%)	(0.39%)
Portfolio turnover rate	61%	24%(d)	104%	104%

(a)	Fund changed fiscal year to December 31.
(b)	Amount rounds to less than $0.01 per share.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Adviser not reduced its fees and reimbursed expenses.
(d)	Not annualized.
(e)	Annualized.
101

Chartwell Small Cap Growth Fund (continued)

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended October 31, 2018	For the Period June 16, 2017* through October 31, 2017
Net asset value at beginning of period	$ 10.69	$ 10.00
Income (loss) from investment operations:
Net investment loss	(0.04)	(0.03)(a)
Net realized and unrealized gains on investment transactions	0.90	0.72
Total from investment operations	0.86	0.69
Less distributions from:
Net investment income	(0.00)(b)	–
Net realized gains on investments	–	–
Total distributions	(0.00)(b)	–
Proceeds from redemption fees collected (Note 2)	–	–
Net asset value at end of period	$ 11.55	$ 10.69
Total return (c)	8.07%	6.90%(d)
Ratios/Supplementary data:
Net assets at end of period (000’s)	$ 17,821	$ 6,744
Ratio of total expenses to average net assets:
Before fees waived/reduced and other expenses absorbed	2.15%	11.54%(e)
After fees waived/reduced and other expenses absorbed (f)	1.05%	1.25%(e)
Ratio of net investment loss to average net assets:
Before fees waived/reduced and other expenses absorbed	(1.56%)	(11.12%)(e)
After fees waived/reduced and other expenses absorbed (f)	(0.45%)	(0.83%)(e)
Portfolio turnover rate	97%	43%(d)

* Commencement of operations.

(a)	Based on average shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Adviser not reduced its fees and reimbursed expenses.
(d)	Not annualized.
(e)	Annualized.
(f)	Effective November 6, 2017, the Adviser contractually agreed to reduce its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 1.05% of the average daily net assets of the Fund. Prior to November 6, 2017, the annual operating expense limitation was 1.25% (Note 3).

102

Chartwell Small Cap Value Fund

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2021	Two Months Ended December 31, 2020(a)	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of period	$ 17.75	$ 14.75	$ 18.67	$ 18.79
Income (loss) from investment operations:
Net investment income	0.10	0.04	0.13	0.13
Net realized and unrealized gains (losses) on investment transactions	4.16	3.09	(3.37)	1.04
Total from investment operations	4.26	3.13	(3.24)	1.17
Less distributions from:
Net investment income	(0.10)	(0.13)	(0.14)	(0.07)
Net realized gains on investments	(2.01)	–	(0.54)	(1.22)
Total distributions	(2.11)	(0.13)	(0.68)	(1.29)
Proceeds from redemption fees collected (Note 2)	0.00(b)	–	0.00(b)	0.00(b)
Net asset value at end of period	$ 19.90	$ 17.75	$ 14.75	$ 18.67
Total return (c)	24.42%	21.23%(d)	(18.16%)	7.54%
Ratios/Supplementary data:
Net assets at end of period (000’s)	$ 182,868	$ 177,334	$ 148,069	$ 172,753
Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	1.15%	1.21%(e)	1.18%	1.07%
After fees reduced and other expenses absorbed (f)	1.05%	1.05%(e)	1.05%	1.05%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	0.36%	1.16%(e)	0.68%	0.67%
After fees reduced and other expenses absorbed (f)	0.45%	1.32%(e)	0.81%	0.69%
Portfolio turnover rate	20%	2%(d)	30%	30%

(a)	Fund changed fiscal year to December 31.
(b)	Amount rounds to less than $0.01 per share.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Adviser not reduced its fees or reimbursed expenses.
(d)	Not annualized.
(e)	Annualized.
(f)	The Adviser has contractually agreed to reduce its fees and/or reimburse other expenses of the Fund to ensure that the total annual operating expenses do not exceed 1.05% of average daily net assets (Note 3).
103

Chartwell Small Cap Value Fund (continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended October 31, 2018	Year Ended October 31, 2017
Net asset value at beginning of year	$ 20.07	$ 16.25
Income (loss) from investment operations:
Net investment income	0.06	0.05(a)
Net realized and unrealized gains (losses) on investment transactions	(0.45)	3.86
Total from investment operations	(0.39)	3.91
Less distributions from:
Net investment income	(0.05)	(0.09)
Net realized gains on investments	(0.84)	–
Total distributions	(0.89)	(0.09)
Proceeds from redemption fees collected (Note 2)	0.00(b)	0.00(b)
Net asset value at end of year	$ 18.79	$ 20.07
Total return (c)	(2.18%)	24.09%
Ratios/Supplementary data:
Net assets at end of year (000’s)	$ 228,779	$ 165,538
Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	1.08%	1.14%
After fees reduced and other expenses absorbed (d)	1.05%	1.05%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	0.25%	0.18%
After fees reduced and other expenses absorbed (d)	0.28%	0.27%
Portfolio turnover rate	19%	39%

(a)	Based on average shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Adviser not reduced its fees or reimbursed expenses.
(d)	The Adviser has contractually agreed to reduce its fees and/or reimburse other expenses of the Fund to ensure that the total annual operating expenses do not exceed 1.05% of average daily net assets (Note 3).
104

VOTING INFORMATION

The following information applies to the proposed Reorganization of each Acquired Fund for which you are entitled to vote.

Voting Rights

Shareholders of the Acquired Funds at the close of business on March 2, 2022 (the “Record Date”) are entitled to be present in person or virtually/telephonically and vote or provide voting instructions for the applicable Acquired Fund at the Meeting with respect to their shares as of the Record Date.

Each whole share of an Acquired Fund is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or at the Meeting, either in person or telephonically/virtually by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table below shows the number of outstanding shares of the Acquired Funds as of the Record Date that are entitled to vote at the Meeting.

Acquired Fund	Number of Shares
Chartwell Income Fund	36,050,048.190
Chartwell Mid Cap Value Fund	2,033,522.042
Chartwell Short Duration Bond Fund	599,164.056
Chartwell Short Duration High Yield Fund	22,491,063.199
Chartwell Small Cap Growth Fund	1,700,026.436
Chartwell Small Cap Value Fund	9,408,576.149

Required Shareholder Vote and Quorum

Approval of the Reorganization Plan with respect to a Reorganization involving an Acquired Fund will require the affirmative vote of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities, whichever is less. “Voting securities” refers to the shares of an Acquired Fund.

The presence, in person or by proxy, of at least one-third of the shares of an Acquired Fund entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Acquired Fund. If a proxy card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal.

Effect of Abstentions and Broker “Non-Votes”

All proxies, including abstentions and broker non-votes (shares held by brokers or nominees which the underlying holder has not voted and for which the broker does not have discretionary authority to vote), will be counted toward establishing a quorum. Abstentions will be counted as shares present for purposes of determining whether a quorum is present but will not be voted “FOR” or “AGAINST” any adjournment. Therefore, abstentions will have no effect on the outcome of a vote on adjournment. If a shareholder abstains from voting as to any matter, or if the Acquired Funds receive a broker non-vote, the shares represented by the abstention or the broker non-vote will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote “AGAINST” the Proposals. Because the proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). As there are no proposals on which brokers may vote in their discretion on behalf of their clients, the Acquired Funds do not expect to receive any broker non-votes.

105

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by the Trust primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about March 21, 2022. In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Trusts and employees of Chartwell or Carillon Tower and its affiliates, without additional compensation, may solicit proxies and voting instructions by telephone, fax, personal interview, the internet or other permissible means.

You may attend the Meeting in person or virtually/telephonically and vote in person, or vote your shares by mail, telephone or Internet by following the instructions on the enclosed proxy card(s). Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for a proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don’t specify a vote for a proposal, your shares will be voted FOR the proposal. You may revoke your proxy at any time before it is voted by: (1) providing written notice to the Trust; (2) submission of a later-dated, duly executed proxy or (3) voting in person at the Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number or Internet website provided in the voting instructions. If not so revoked, the votes will be cast at the Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Meeting itself does not, by itself, revoke a proxy.

The Acquired Funds expect that, before the Meeting, broker-dealer firms holding shares of the Acquired Funds in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Acquired Funds understand that broker-dealers may vote on a proposal on behalf of the broker-dealer firms’ customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which the broker-dealer firms received instructions.

Proxy Solicitation

The costs associated with the Proxy Statement/Prospectus, including the printing, distribution and the proxy solicitation costs, will be borne by Raymond James and TriState or their affiliates. Raymond James or TriState or their affiliates will also reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, Broadridge Proxy Services has been engaged to provide shareholder meeting services, including the printing and distribution of this Proxy Statement/Prospectus and related materials to shareholders as well as vote solicitation and tabulation, at an estimated cost of approximately $150,000-$160,000.

Shareholders can provide voting instructions: (1) by Internet at our website www.proxyvote.com and follow the online instructions; (2) by mail by completing and returning the enclosed proxy card; (3) via automated phone by calling the toll free number provided on your proxy ballot or Voting Instruction Form; or (4) via telephone (Live Service), by calling the following toll-free number if you have any questions or would like to vote: 1-844-858-7382.

Adjournment or Postponement

If a quorum is not established at the Meeting or if sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned.

Other Matters

The Chartwell Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business properly comes before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

The Chartwell Funds is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by The Chartwell Funds’ management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, a proxy will vote those unmarked voting instructions in favor of the Proposal.

* * * * *

106

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of _____ __, 20__, among THE CHARTWELL FUNDS, a Delaware statutory trust (“Old Trust”), on behalf of each segregated portfolio of assets (“series”) thereof listed under the heading “Old Funds” on Schedule A attached hereto (“Schedule A”) (each, an “Old Fund”); CARILLON SERIES TRUST, a Delaware statutory trust (“New Trust”), on behalf of each series thereof listed under the heading “New Funds” on Schedule A (each, a “New Fund”); and, solely for purposes of paragraphs 4.8, 4.12, 4.13 and 6, CHARTWELL INVESTMENT PARTNERS LLC, Old Trust’s investment adviser (“Chartwell Adviser”), and, solely for purposes of paragraphs 4.13 and 6, CARILLON TOWER ADVISERS, INC., New Trust’s investment adviser (“Carillon Adviser”). (Each Old Fund and New Fund is sometimes referred to herein as a “Fund,” and each Old Trust and New Trust is sometimes referred to herein as an “Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations described herein (collectively, “Obligations”) of and by each Fund – and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf – shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by a Fund or the Investment Company of its Obligations set forth herein.

The Investment Companies wish to effect six reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and each Investment Company intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). Each reorganization shall involve an Old Fund’s changing its identity – by converting from a series of Old Trust to a series of New Trust – by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring those assets and continuing that Old Fund’s business) (“corresponding New Fund”) in exchange solely for voting shares of beneficial interest (“shares”) in that New Fund and that New Fund’s assumption of all of that Old Fund’s liabilities, (2) distributing those shares pro rata to that Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) terminating that Old Fund (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein.

With respect to each Reorganization, each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance hereof on behalf of the Fund that is a series thereof (“its Fund”) by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of its Fund’s existing shareholders will not be diluted as a result of the Reorganization. (For convenience, the balance of this Agreement, except the paragraph below describing the Funds’ share classes and paragraphs 1.1(a) and 1.4, refers only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

The Old Funds listed on Schedule A (each, a “Single-Class Old Fund”) only have issued and outstanding a single class of shares with no designation (“Old Fund Undesignated Class Shares” and “Old Fund Shares”). Commencing at the Effective Time (as defined in paragraph 2.1), each New Fund will issue and have outstanding Class I shares (“New Fund Class I Shares”, and collectively, “New Fund Shares”). The rights and obligations of the Funds’ similarly designated classes of shares are similar to each other.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

A-1

1.       PLAN

1.1       Subject to the requisite approval of Old Fund’s shareholders and others and satisfaction of the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund. In exchange therefor, New Fund shall:

(a)	issue and deliver to Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Fund Class I Shares equal to the number of full and fractional Old Fund Undesignated Class Shares then outstanding, and
(b)	assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2       The Assets shall consist of all assets and property of every kind and nature – including all cash, cash equivalents, securities, commodities, warehouse receipts, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – Old Fund owns at the Effective Time and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Old Fund’s books at that time.

1.3       The Liabilities shall consist of all of Old Fund’s known liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Chartwell Adviser (or its affiliate) and Carillon Adviser (or its affiliate) pursuant to paragraph 6. Notwithstanding the foregoing, Old Fund agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

1.4       At or before the Closing, New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the price at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at that time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Old Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Old Fund Undesignated Class Shares shall be credited with the number of full and fractional New Fund Class I Shares due that Shareholder). The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder owns at the Effective Time. For purposes of this paragraph, Old Fund’s NAV shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange and Old Fund’s declaration of dividends and/or other distributions, if any, on the date of the Closing (the “Valuation Time”), using the valuation procedures established by the New Funds’ Board, less (b) the amount of the Liabilities at the Valuation Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records. New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5       After the Effective Time, Old Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within 180 days after the Effective Time, subject to any action by the Securities and Exchange Commission (“Commission”) necessitating a longer period, Old Fund shall be terminated as a series of Old Trust, and any further actions shall be taken in connection therewith as required by applicable law. As provided in paragraph 1.4, on making that distribution Old Fund’s liquidation shall be complete for federal tax purposes. The termination of Old Fund provided for in this paragraph 1.5 is solely for purposes of the laws of the State of Delaware (“Delaware”).

A-2

1.6       Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, deregistration filings, tax returns relating to tax periods ending on or prior to the date of the Closing, and other documents with the Commission, any state securities commission, the Internal Revenue Service (“IRS”), any state and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7       Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.       CLOSING AND EFFECTIVE TIME

2.1       The Reorganization, together with all acts necessary to consummate the same (“Closing”), shall occur at New Trust’s offices on or about [Month DD], 2022, or at another place and/or on another date to which they agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern Time) on the date thereof (“Effective Time”).

2.2       Old Trust shall direct the custodian of its assets, UMB Bank, n.a. (“Custodian”), to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds on Old Fund’s behalf will be transferred to New Fund, at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. New Trust shall direct the Custodian, which shall serve as the custodian for the New Trust, to deliver a Certificate, immediately on the transfer of Assets on New Fund’s behalf, to New Trust’s fund accounting agent, Ultimus Fund Solutions, LLC (“Ultimus”), stating that it has received the Assets (“Asset Receipt Certificate”).

2.3       Old Trust shall direct its fund accounting agent, Ultimus Fund Solutions LLC (“Ultimus”), to deliver at the Closing, in a form reasonably acceptable to New Trust, information detailing the adjusted basis and holding period as of immediately before the Effective Time, by lot, of each Asset, including all portfolio securities and other investments, to be transferred by Old Trust, on Old Fund’s behalf, to New Trust, on New Fund’s behalf (“Asset Information”), accompanied by a Certificate as to the accuracy of all Asset Information. Old Trust shall direct BBD, LLP, an independent registered public accounting firm that audits Old Fund’s books (“BBD”), or other applicable service providers to deliver at the Closing all work papers and supporting statements related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006) pertaining to Old Fund (collectively, “Work Papers”).

2.4       Old Trust shall direct its transfer agent, Ultimus, to deliver at the Closing a Certificate stating that Old Fund’s shareholder records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Old Fund Shares each Shareholder owns and which of those shares are represented by outstanding certificates and which by book-entry accounts, (c) the dividend reinvestment elections, if any, applicable to each Shareholder, and (d) the backup withholding and nonresident alien withholding certifications, notices, or records on file with Old Fund with respect to each Shareholder, all at the Effective Time.

2.5       New Trust shall direct (a) Ultimus to deliver at the Closing a Certificate that it will, immediately on receipt of the Asset Certificate from the Custodian, enter the Asset Information on New Fund’s books and (b) its transfer agent, also Ultimus, to deliver at the Closing a Certificate as to the opening of accounts in the Shareholders’ names on New Fund’s shareholder records. New Trust shall issue and deliver to Old Trust a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s account on those records.

2.6       At the Closing, each Investment Company shall deliver, on behalf of its Fund, to the other, on behalf of its Fund, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate executed in its name by its President or another authorized officer in form and substance satisfactory to the recipient, and dated the date of the Closing, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

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3.       REPRESENTATIONS AND WARRANTIES

3.1       Old Trust, on Old Fund’s behalf, represents and warrants to New Trust, on New Fund’s behalf, as follows:

(a)	Old Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under Delaware law, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware (“State Secretary”), (2) has the power to own all its properties and assets and to carry on its business as described in documents filed with the Commission, (3) is duly registered as an open-end management investment company under the 1940 Act, which registration will be in full force and effect at the Effective Time, and no proceeding will have been instituted to suspend that registration, and (4) has never elected not to be classified as an association taxable as a corporation;
(b)	Old Fund is a duly established and designated series of Old Trust;
(c)	The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of Old Trust’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)	At the Effective Time, Old Trust, on Old Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except for encumbrances on securities that are subject to “securities loans” as referred to in section 851(b)(2) or securities that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);
(e)	Old Trust, with respect to Old Fund, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (1) a material violation of any provision of its Agreement and Declaration of Trust (“Old Trust’s Declaration”) or By-Laws (each as last amended on July 1, 2009), Delaware law, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound;
(f)	At or before the Effective Time, either (1) all material contracts and other commitments of Old Trust, with respect to Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts), will terminate or (2) provision for discharge and/or assumption by New Fund of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
(g)	No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Old Trust’s best knowledge, threatened against Old Trust, with respect to Old Fund, regarding any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Trust, on Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;
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(h)	Old Fund’s Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2021, have been audited by BBD, which issued an unqualified opinion thereon, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”) (true and complete copies of which Old Trust has furnished to New Trust), present fairly, in all material respects, Old Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended; Old Fund neither owned nor had any interest in any assets or other property at that date that are not reflected on those Statements; and to Old Trust’s management’s best knowledge and belief, there are no contingent or other liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;
(i)	Since December 31, 2021, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for these purposes, a decline in NAV per Old Fund Share due to declines in market values of investments Old Fund holds, the discharge of Old Fund’s liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;
(j)	All issued and outstanding Old Fund Shares are, and at the Effective Time will be, validly issued and outstanding, fully paid, and nonassessable by Old Trust and have been offered and sold in every state and territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 2.4; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;
(k)	At the Effective Time, all material federal and other tax returns, dividend reporting forms, and other tax-related reports (“Returns”) of Old Fund required by law to have then been filed by that time (giving effect to any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects; all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof, except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of, and withholding in respect of, distributions on and redemptions of its shares and is not liable for any material penalties that could be imposed thereunder;
(l)	Old Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Old Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Old Fund has elected to be, and for each taxable year of its operation (including its current taxable year) has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification and treatment as, a “regulated investment company” (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; from the time Old Trust’s Board approved the transactions contemplated hereby through the Effective Time, Old Fund has invested and will invest its assets in a manner that is designed to ensure its compliance with the foregoing; Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
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(m)	Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(n)	Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(o)	Not more than 25% of the value of Old Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Old Fund invests (and not the securities issued by the RIC itself) will be taken into account for this purpose;
(p)	To the best of Old Trust’s knowledge, at the time of its mailing, at the time of the Shareholders Meeting (as defined in paragraph 4.1), and at the Effective Time, the Proxy Statement/Prospectus (as defined in paragraph 3.3(a)) will comply in all material respects with applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, “Federal Securities Laws”) and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which those statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance on and in conformity with information furnished by New Trust for use therein;
(q)	Old Trust’s Declaration permits Old Trust to vary its shareholders’ investment; Old Trust does not have a fixed pool of assets -- each series thereof (including Old Fund) is a managed portfolio of securities and other investments; and Chartwell Adviser has the authority to buy and sell securities for it; and
(r)	The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof.

3.2       New Trust, on New Fund’s behalf, represents and warrants to Old Trust, on Old Fund’s behalf, as follows:

(a)	New Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under Delaware law, and its Certificate of Trust has been duly filed in the office of the State Secretary, (2) has the power to own all its properties and assets and carry on its business as described in documents filed with the Commission, and (3) is duly registered as an open-end management investment company under the 1940 Act, and no proceeding will have been instituted to suspend that registration;
(b)	At the Effective Time, New Fund will be a duly established and designated series of New Trust; New Fund has not commenced operations and will not do so until after the Closing; and New Fund will be, at that time, a shell series, without assets or liabilities, created for the purpose of acquiring the Assets and assuming the Liabilities of Old Fund;
(c)	The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)	Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;
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(e)	No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(f)	New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (1) a material violation of any provision of its Agreement and Declaration of Trust (“New Trust’s Declaration”) or By-laws (each dated as of May 5, 2017), Delaware law, or any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;
(g)	No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s best knowledge, threatened against New Trust, with respect to New Fund, regarding any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;
(h)	New Fund will not be classified as a partnership, and instead will be classified as an association that is taxable as a corporation, for federal tax purposes and either will elect the latter classification by filing Form 8832 with the IRS or will be a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; New Fund will be an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for its taxable year in which the Reorganization occurs, New Fund will meet the requirements of Subchapter M for qualification and treatment as a RIC and will be eligible to and will compute its federal income tax under section 852; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;
(i)	There is no plan or intention for New Fund to be dissolved or merged into another statutory trust or a corporation or business trust or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
(j)	Assuming the truthfulness and correctness of Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which New Fund invests (and not the securities issued by the RIC itself) will be taken into account for this purpose;
(k)	The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof (1) will at the Effective Time have been duly authorized and duly registered under the Federal Securities Laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be validly issued and outstanding New Fund Shares and will be fully paid and nonassessable by New Trust;
(l)	To the best of New Trust’s knowledge, at the time of its mailing, at the time of the Shareholders Meeting, and at the Effective Time, the Proxy Statement/Prospectus will comply in all material respects with applicable provisions of the Federal Securities Laws and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which those statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance on and in conformity with information furnished by Old Trust for use therein; and
(m)	New Trust’s Declaration permits New Trust to vary its shareholders’ investment; New Trust does not have a fixed pool of assets; each series thereof (including New Fund) is (or will be) a managed portfolio of securities and other investments; and Carillon Adviser will have the authority to buy and sell securities for it.
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3.3       Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)	No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance hereof, except for (1) Old Trust’s filing with the Commission of a supplement to its prospectus describing the Reorganization, (2) New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Proxy Statement/Prospectus”), and a registration statement on Form N-1A registering New Fund, (3) the Commission’s declaring the latter registration statement effective, and (4) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;
(b)	The fair market value of the New Fund Shares each Shareholder receives will be equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;
(c)	The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;
(d)	The fair market value on a going concern basis, and “adjusted basis” (within the meaning of section 1011), of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;
(e)	None of the compensation received by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
(f)	No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by New Fund, Chartwell Adviser, Carillon Adviser, any affiliate thereof or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its Shareholders with the intention that it be used to pay any expenses thereof;
(g)	There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and New Fund will not pay cash in lieu of fractional New Fund Shares in connection with the Reorganization;
(h)	Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares, and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization, and (2) New Fund will hold the same assets – except for any assets used to pay the Funds’ expenses incurred in connection with the Reorganization – and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;
(i)	The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and
(j)	The principal purpose of New Fund’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.
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4.       COVENANTS

4.1       Old Trust covenants to duly call and hold a meeting of Old Fund’s shareholders to consider and approve this Agreement (“Shareholders Meeting”).

4.2       Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.3       Old Trust covenants that it will turn over its books and records pertaining to Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.4       Each Investment Company covenants to cooperate with the other to prepare the Proxy Statement/Prospectus in compliance with applicable Federal Securities Laws and state securities laws.

4.5       Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets and (b) Old Trust, on Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6       New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the Federal Securities Laws and state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.

4.7       Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to obtain approval hereof and to consummate and effectuate the transactions contemplated hereby.

4.8       Old Trust covenants to operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Old Fund Shares, and declaration and payment of regular and customary periodic dividends and other distributions. In order to facilitate the transfer of Assets at the Effective Time, Carillon Adviser may request in writing that Chartwell Adviser use commercially reasonable best efforts, subject to Chartwell Adviser’s fiduciary duty, to limit or cease portfolio trading on behalf of Old Fund for a period of up to three days prior to the Effective Time, and Chartwell Adviser agrees that it will accommodate any such request to the extent such trading restrictions are consistent with the investment objectives, policies, and strategies of Old Fund and consistent with fulfilling its fiduciary obligations as an investment adviser.

4.9       Old Fund covenants to distribute all the New Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation thereof (for federal tax purposes).

4.10       As promptly as practicable, but in any case within sixty days, after the Effective Time, Old Trust shall furnish to New Trust, in a form reasonably satisfactory thereto, a Certificate stating Old Fund’s earnings and profits for federal income tax purposes that will be carried over by New Fund as a result of section 381.

4.11       It is the Investment Companies’ intention that the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F)). Each Investment Company covenants that it will not take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to so qualify.

4.12       Chartwell Adviser covenants that BBD will grant access to workpaper review to New Trust all Work Papers for the fiscal and taxable year ended December 31, 2021, and for the period from that date through the Effective Time, no later than the later of (a) 45 days after that date or (b) fifteen days after the Effective Time.

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4.13       New Trust and Carillon Adviser shall use their reasonable best efforts so that for a period of three years after the Effective Time, at least 75% of the New Trust’s Board is Non-Interested Persons of Carillon Adviser or Chartwell Adviser. In addition, New Trust, Carillon Adviser, and Chartwell Adviser, shall refrain from imposing or seeking to impose, for a period of two years after the Effective Time, any “unfair burden” within the meaning of the 1940 Act on the New Funds as a result of the transactions contemplated by this Agreement or any terms, conditions, or understandings applicable thereto.

5.       CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1       This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Fund’s shareholders at the Shareholders Meeting;

5.2       All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Proxy Statement/Prospectus shall have become effective under the 1933 Act; no stop order(s) suspending the effectiveness thereof shall have been issued; to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3       At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4       The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (which, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if requested, addressed to it and the Certificates delivered pursuant to paragraph 2.6(b). The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions mentioned therein and conditioned on all those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) – for federal income tax purposes:

(a)	New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares and in complete liquidation of Old Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));
(b)	Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;
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(c)	New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;
(d)	New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
(e)	A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;
(f)	A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds the latter as capital assets at the Effective Time; and
(g)	For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;

5.5       Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one New Fund Share of each class (collectively, “Initial Shares”) to Carillon Adviser or an affiliate thereof, in consideration of the payment of $1.00 (or other amount New Trust’s officers, pursuant to that Board’s delegation of authority, determine) apiece, to take whatever action it may be required to take as New Fund’s sole shareholder pursuant to paragraph 5.6;

5.6       New Trust shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Carillon Adviser or its affiliate as New Fund’s sole shareholder; and

5.7       Old Trust’s agreements, with respect to Old Fund, with each of its service providers shall have terminated at or prior to the Effective Time in compliance with their termination provisions, without subjecting it to a contractual penalty, and each Investment Company shall have received assurances that no claims for damages (liquidated or otherwise) will arise as a result of any such termination.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

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6.       EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), Chartwell Adviser (or its affiliate) and Carillon Adviser (or its affiliate) shall bear all the Reorganization Expenses incurred by such party. The Reorganization Expenses include fees and expenses related to the preparation, filing, printing, and mailing of the Proxy Statement/Prospectus, soliciting proxies, and tabulating votes, expenses of holding the Shareholders Meeting, and accounting, legal, and custodial fees and expenses. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.       ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company, on its Fund’s behalf, has made any representation, warranty, agreement, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies, each on behalf of its Fund. Except for the provisions of paragraph 6 and as provided in paragraphs 4.13 and 5.4, the representations, warranties, agreements, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.       TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1       By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, agreement, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before July 1, 2022, or another date to which the Investment Companies agree; or

8.2       By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.       AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.       SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

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11.       MISCELLANEOUS

11.1       This Agreement shall be construed and interpreted in accordance with the internal laws of Delaware; provided that, in the case of any conflict between those laws and the Federal Securities Laws, the latter shall govern.

11.2       Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company, on its respective Fund’s behalf, and its respective successors and assigns any rights or remedies under or by reason hereof.

11.3       Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees and not individually, and that each Investment Company’s obligations hereunder are not binding on or enforceable against any of its trustees, officers, shareholders, or series (other than the Fund that is a series thereof) but are only binding on and enforceable against its property attributable to and held for the benefit of that Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to those trustees, officers, shareholders, or other series or their respective properties.

11.4       This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the other parties. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

THE CHARTWELL FUNDS, on behalf of each of its series listed under the heading “Old Funds” on Schedule A

By: ___________________________________

Name: _________________________________

Title:__________________________________

CARILLON SERIES TRUST, on behalf of each of its series listed under the heading “New Funds” on Schedule A

By: ___________________________________

Name: _________________________________

Title:__________________________________

For purposes of paragraph 4.13 and 6 only:

CARILLON TOWER ADVISERS, INC.

By: ___________________________________

Name: _________________________________

Title:__________________________________

For purposes of paragraph 4.8, 4.12. 4.13, and 6 only:

CHARTWELL INVESTMENT PARTNERS, LLC

By: ___________________________________

Name: _________________________________

Title:__________________________________

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Schedule A

Old Funds (each a series of Old Trust)	New Funds (each a series of New Trust)
Chartwell Income Fund	Carillon Chartwell Income Fund
Chartwell Mid Cap Value Fund	Carillon Chartwell Mid Cap Value Fund
Chartwell Small Cap Growth Fund	Carillon Chartwell Small Cap Growth Fund
Chartwell Small Cap Value Fund	Carillon Chartwell Small Cap Value Fund
Chartwell Short Duration Bond Fund	Carillon Chartwell Short Duration Bond Fund
Chartwell Short Duration High Yield Fund	Carillon Chartwell Short Duration High Yield Fund

SA-1

Appendix B

More Information About the Funds’ Investment Objective and Principal Investment Strategies

In this Appendix, references to the Adviser refer to Chartwell, who is the investment adviser of the Acquired Funds and will be the subadviser of the Acquiring Funds.

Chartwell Income Fund

Investment Objective

The Fund’s investment objective is to provide investors with current income; seeking to preserve capital is a secondary consideration. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund may invest in corporate bonds, U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, preferred stocks, asset-back securities, mortgage-backed securities, municipal bonds and dividend-paying common stocks. Certain of the Fund’s investments in corporate bonds and preferred stocks may be convertible into common stocks. The Fund invests in securities that the Adviser believes are undervalued. The Fund may invest any percentage of its net assets in the foregoing securities as the Adviser deems appropriate, except that the Adviser will not purchase a common stock if it would cause the aggregate value of the common stocks that the Fund owns to exceed 30% of the Fund’s net assets. The Adviser is not required to sell any common stocks owned by the Fund if the value of the common stocks exceeds 30% of net assets due to appreciation of the common stocks or depreciation of the Fund’s other securities.

When selecting corporate bonds, the Adviser will consider the rating the bond has received from S&P, Moody’s or Fitch. The Adviser has the discretion to invest in bonds with any rating as long as the issuer is not in default in the payment of interest or principal. The Adviser may invest in fixed income securities of any maturity or credit rating including below investment grade securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by S&P or Fitch or, if unrated by S&P, Moody’s or Fitch, determined by the Adviser to be of comparable credit quality. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Moody’s, S&P or Fitch (or, if unrated, determined by the Adviser to be of comparable credit quality). The Adviser may also invest in unrated bonds and may purchase bonds in private transactions that qualify under Rule 144A of the Securities Act of 1933.

The Fund invests only in the corporate bonds of those issuers that, in the opinion of the Adviser, have sufficient net worth and operating cash flow to repay principal and make timely interest payments. A corporate bond is an interest-bearing debt security issued by a corporation. For fixed rate bonds, the issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem (call) a bond before maturity. While a bond’s annual interest income established by the coupon rate may be fixed for the life of the bond, its yield (income as a percent of current price) will reflect current interest rate levels. The bond’s price rises and falls so that its yield remains reflective of current market conditions. The Adviser will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long-term return. The duration of bonds purchased by the Fund will usually vary from three to seven years. The Adviser has the discretion to vary the duration of the portfolio in order to seek to take advantage of prevailing trends in interest rates.

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The Fund may invest in common stocks, subject to the 30% limit described above, and in preferred stocks when the Adviser deems it appropriate. The portfolio allocations to preferred and common stocks are determined by the Adviser based upon its evaluation of the bond market. The outlook for the economy generally is also a consideration. During periods of economic strength, greater emphasis may be placed on preferred and common stocks than on other investments. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the Adviser believes are offering an above average yield, in comparison to other preferred stocks of the same quality; and (2) preferred stocks that the Adviser believes offer the potential for capital appreciation due to the business prospects of the issuers. The Fund may also purchase preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933. Preferred stocks that have a cumulative feature do not have to be paying current dividends in order to be purchased.

Common stocks are generally selected based on one of three value-based criteria: (1) stocks selling substantially below their book values; (2) stocks judged by the Adviser to be selling at low valuations to their present earnings levels; and (3) stocks judged by the Adviser to have above average growth prospects and to be selling at small premiums to their book values or at modest valuations based on their present earnings levels. In addition, the Fund will only purchase common stocks that pay cash dividends. If a common stock stops paying dividends after its purchase by the Fund, the Fund would not be required to sell the stock.

The method of stock selection used by the Fund may result in the Fund selecting stocks that are currently out of favor with most other investors. The Fund may invest in the securities of lesser-known companies. The Adviser believes, however, that the risks involved with specific stocks selected for the Fund will be lessened by diversification of the Fund’s portfolio. In addition, the Fund invests only in common stocks listed on national securities exchanges or quoted on the over-the-counter market.

The Adviser may invest in exchange-traded funds (“ETFs”) designed to track equity and fixed income securities indices to manage the Fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange. The Fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

When the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

Chartwell Mid Cap Value Fund

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

B-2

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of mid-capitalization U.S. companies. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The Fund’s adviser considers mid-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell Midcap Value Index during the most recent 12-month period (which was approximately $434.8 million and $71.7 billion as of December 31, 2021). The Russell Midcap Value Index is reconstituted annually. Because Mid-capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Chartwell Mid Cap Value Fund invests may vary with market conditions. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S.

The Adviser may purchase ETFs designed to track U.S. mid-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The Fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

The Adviser’s investment process integrates the efforts of quantitative analysis, fundamental analysis and portfolio management.

•	Quantitative analysis: This process includes screening for inexpensive stocks using multiple valuation measures and identifying companies with valuations at the lower end of their historical valuation ranges and that offer attractive risk/reward characteristics.
•	Fundamental analysis: The Adviser conducts comprehensive business reviews to develop a sound understanding of a company’s business. The research process also focuses on understanding the cause of a company’s undervaluation and the company’s ability to realize its valuation potential.
•	Portfolio management: The Adviser constructs the Fund’s final portfolio using a bottom-up approach to stock selection. The Adviser weighs a number of factors including fundamentals, timing of catalysts, and growth prospects when determining portfolio holdings.

The Adviser may sell all or a portion of a Fund portfolio holding when, in its opinion, one or more of the following occurs: (1) a stock price is at the high end of the company’s historical range; (2) erosion of a company’s fundamentals; (3) a more compelling alternative investment is identified; or (4) the Fund requires cash to meet redemption requests.

When the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

When managing the Fund’s portfolio, the Adviser uses two basic guidelines: (1) the investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) the investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the benchmark sector weight, or (ii) 5% of the total value of the assets in the portfolio. Under normal market conditions, the Adviser intends to follow these investment guidelines.

B-3

Chartwell Short Duration Bond Fund

Investment Objective

The Fund’s investment objective is to maximize current income by investing in high quality short maturity fixed income securities while also preserving capital.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds (bonds include any debt instrument). Under normal market conditions, the Fund invests at least 75% of its net assets (plus any borrowings for investment purposes) in investment grade short duration debt securities and up to 25% in short duration high yield debt securities. High yield debt securities, also referred to as “junk” bonds, are securities rated below the Baa/BBB categories at the time of purchase or, if unrated, determined to be of comparable credit quality by Chartwell. Under normal market conditions, Chartwell expects to primarily invest in investment grade short duration fixed income securities. The types of debt securities in which the Fund primarily invests include, but will not be limited to, U.S. dollar denominated short duration investment grade bonds and high yield corporate bonds. The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. Under normal circumstances, the Fund will normally target an average portfolio effective duration, as estimated by Chartwell, of less than three years.

Duration is a measure of the underlying portfolio’s prices sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates. For example, the approximate percentage decrease in the price of a security with a three-year duration would be 3% in response to a 1% increase in interest rates. Chartwell normally expects to focus the Fund’s investments to maintain investment grade status and the high yield allocation to maintain a higher credit quality tier of the overall high yield bond market. In pursuing the Fund’s investment objective, Chartwell seeks to identify securities of companies with stable or improving cash flows and proven and established business models in an effort to manage the amount of credit, interest rate, liquidity and other risks, presented by these securities.

Chartwell utilizes a discipled value, bottom-up approach to the fixed income market, with emphasis on building the portfolio through individual security selection. The philosophy is implemented by assessing the credit profiles of specific issuers through extensive credit research. The team searches out companies that we believe will experience stable or improving credit profiles. Securities are identified for inclusion through an analysis of historical and relative yield spread relationships. Security characteristics such as credit quality, structure, maturity, and liquidity are also examined. Sector diversification and duration parameters are defined to limit market, sector and credit risk.

The Fund will primarily own corporate bonds of U.S. domiciled companies, but can also own government securities, mortgage-backed securities, asset-backed securities, loans, and high yield bonds and corporate bonds of non-U.S. domiciled companies. Under normal circumstances, the Fund invests at least 75% of its net assets (plus any borrowings for investment purposes) in investment grade short duration debt securities and up to 25% in short duration high yield debt securities.

When Chartwell believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

B-4

Chartwell Short Duration High Yield Fund

Investment Objective

The Fund’s investment objective is to seek income and long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

The Adviser’s investment process seeks to integrate quantitative analysis, fundamental analysis and portfolio management.

•	Quantitative analysis: This process includes screening of issuers by quality, maturity and financial criteria. Financial criteria include: earnings before interest, taxes, depreciation, and amortization (“EBITDA”), coverage of interest expense and capital expenditures (“CAPEX”), total leverage, projected liquidity, and asset coverage of total debt, among other measures.
•	Fundamental analysis: This research process focuses on evaluating three types of fundamental risks with respect to each issuer: Business Risk (e.g., relative market share, cost structure, management strength and reputation, operating history), Financial Risk (e.g., cash flow stability, capital intensity, or the magnitude of maintenance capital expenditures relative to cash flow, credit ratios such as EBITDA/Interest, Debt/EBITDA, and Free Cash Flow/Debt, among others) and Covenant Risk (e.g., form and sufficiency of security if secured, limits on debt, limits on restricted payments such as distributions to shareholders or affiliates, and change of control protection via a contractual put in the event of a change of ownership, among others).
•	Portfolio management: The Adviser constructs the Fund’s final portfolio using a bottom-up approach to determine whether the bonds analyzed offer relative value in the context of its industry peers and the overall high yield bond market. The Adviser weighs a number of economic considerations (e.g., GDP growth, unemployment rate, housing starts, vehicle sales, among others) to estimate a position within the economic business cycle, as well as interest rate analysis when determining portfolio holdings.

The Adviser may sell all or a portion of a position of the Fund’s portfolio holding when, in its opinion, one or more of the following occurs, among other reasons: (1) deteriorating credit quality; (2) erosion of a company’s fundamentals; (3) 10% relative underperformance from purchase date; (4) a more attractive alternative investment opportunity is identified; or (5) the Fund requires cash to meet redemption requests.

When the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

B-5

Chartwell Small Cap Growth Fund

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The Fund’s adviser considers small capitalization companies to be those with market capitalizations that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12-month period (which was approximately $31.6 million and $13.7 billion as of December 31, 2021). The Russell 2000 Growth Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Chartwell Small Cap Growth Fund invests may vary with market conditions. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S.

The Adviser may purchase ETFs designed to track U.S. small-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The portfolio managers initiate investment ideas opportunistically, when securities are attractively valued, yet concentrate holdings in companies best positioned for rapid growth.

The Fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

The Adviser’s investment process integrates the efforts of quantitative analysis, fundamental analysis and portfolio management.

•	Quantitative analysis: This process includes screening for inexpensive stocks using multiple parameters, and identifying companies priced with secular, sustainable growth, a sound economic foundation and proven management expertise and that offer attractive risk/reward characteristics.
•	Fundamental analysis: The Adviser conducts comprehensive business reviews to develop a sound understanding of a company’s business. The research process focuses on understanding the company’s business model, and the inherent strengths and potential weaknesses of a company’s business model. The research involves understanding the visibility and durability of a company’s growth opportunity, while identifying catalysts that could lead to an acceleration of a company’s growth profile.
B-6

•	Portfolio management: The Adviser constructs the Fund’s final portfolio using a bottom-up approach to stock selection. The Adviser then considers the individual sector weightings within the portfolio, as well as the comparable sector weighting within the benchmark. The final portfolio will be diversified, investing in companies across each industrial sector. A number of factors including fundamentals, timing of catalysts, and growth prospects are considered when determining portfolio weightings.

When the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

Chartwell Small Cap Value Fund

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The Fund’s adviser considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell 2000 Value Index during the most recent 12-month period (which was $33.8 million and $13.9 billion as of December 31, 2021). The Russell 2000 Value Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Chartwell Small Cap Value Fund invests may vary with market conditions. The Fund may continue to hold securities of companies whose market capitalization was within such range, at the time of initial purchase, but whose current market capitalization may be outside of that range.

The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S.

The Adviser may purchase ETFs designed to track U.S. small-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The Adviser’s investment process integrates the efforts of quantitative analysis, fundamental analysis and portfolio management.

•	Quantitative analysis: This process includes screening for inexpensive stocks using multiple valuation measures and identifying companies with valuations at the lower end of their historical valuation ranges and that offer attractive risk/reward characteristics.
•	Fundamental analysis: The Adviser conducts comprehensive business reviews to develop a sound understanding of a company’s business. The research process also focuses on understanding the cause of a company’s undervaluation and the company’s ability to realize its valuation potential.
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•	Portfolio management: The Adviser constructs the Fund’s final portfolio using a bottom-up approach to stock selection. The Adviser weighs a number of factors including fundamentals, timing of catalysts, and growth prospects when determining portfolio holdings.

The Adviser may sell all or a portion of a Fund portfolio holding when, in its opinion, one or more of the following occurs: (1) a stock price is at the high end of the company’s historical range; (2) erosion of a company’s fundamentals; (3) a more compelling alternative investment is identified; or (4) the Fund requires cash to meet redemption requests.

When the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

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Appendix C

Your Investment

Class Chartwell Shares

The Acquiring Funds offer one share class. To purchase Class Chartwell shares of an Acquiring Fund, you must invest at least the minimum amount for such Acquiring Fund indicated in the following table.

	To Open	To Add to
Minimum Investments	Your Account	Your Account
Direct Regular Accounts	$1,000	$100
Direct Retirement Accounts	$1,000	$100
Automatic Investment Plan	$1,000	$100
Gift Account For Minors	$1,000	$100

Class Chartwell shares have no initial sales charge, deferred sales charge or 12b-1 fees. There are no restrictions on the type of investor that may invest in Class Chartwell shares. If you purchase Class Chartwell shares through a financial intermediary, they may charge additional fees and may require higher minimum investments or impose other restrictions on buying and selling Class Chartwell shares. From time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and an Acquiring Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Class Chartwell shares purchased by Trustees of the Trust and current or retired directors and employees of Chartwell and its affiliates.

To the extent allowed by applicable law, the Acquiring Funds reserve the right to discontinue offering Class Chartwell shares at any time or to cease operating entirely.

Additional subscriptions in Class Chartwell shares generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at an Acquiring Fund’s discretion. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of Chartwell and its affiliates.

How To Invest

There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.

For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place a purchase request.

Through your financial adviser | You may invest in an Acquiring Fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your request to an Acquiring Fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on an Acquiring Fund’s behalf. Availability of these options may be limited by your financial adviser or institution.

By mail | You may invest in an Acquiring Fund by completing and signing an account application from your financial adviser, through our website, carillontower.com, or by telephone (888.995.5505). Indicate the Acquiring Fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class Chartwell shares. Checks must be in U.S. dollars drawn on an account at a U.S. bank and made payable to the

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specific Acquiring Fund and class being purchased. The Acquiring Funds will not accept payment in cash or money orders. The Acquiring Funds also do not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Acquiring Funds are unable to accept post-dated checks or any conditional order or payment. Mail the application and your payment to:

Regular mail Carillon Family of Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Overnight delivery Carillon Family of Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Note: The Acquiring Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at Ultimus Fund Solutions, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Acquiring Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Acquiring Funds, for any payment that is returned. It is the policy of the Acquiring Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Acquiring Funds reserve the right to reject any application.

By telephone | You can make additional purchases by telephone by calling (888.995.5505). You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon Tower account. This method cannot be used to open a new account. Your first telephone purchase can occur no earlier than 7 business days after the account was opened. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time).

Through our website | You can make additional purchases through our website, carillontower.com. You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon Tower account. This method cannot be used to open a new account. Once an online transaction has been placed, it cannot be canceled or modified. Online trades must be received by or prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.

By periodic investment program | We offer several plans to allow you to make regular, automatic investments into an Acquiring Fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Any request to change or terminate your periodic investment program should be submitted to the transfer agent at least 5 days prior to the effective date. Availability of these plans may be limited by your financial adviser or institution and by the share class.

•	From Your Bank Account — You may instruct us to transfer funds from a specific bank checking or savings account to your account. This service is only available in instances in which the transfer can be effected by automated clearinghouse transfer (“ACH”). Complete the appropriate sections of the account application or the Account Options form to activate this service. If your bank rejects your payment, the Acquiring Funds’ transfer agent will charge a $25 fee to your account. The Acquiring Funds reserve the right to cancel an automatic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.
•	Automatic Exchange — You may make automatic regular exchanges between two or more mutual funds managed or offered by Carillon Tower. These exchanges are subject to the exchange requirements discussed below.
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The intent of these plans is to encourage you to increase your account balance to an Acquiring Fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.

By wire| To open an account by wire, a completed account application form must be received by the Acquiring Funds before your wire can be accepted. You may mail or send by overnight delivery your account application form to the transfer agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Acquiring Fund, the account number, and your name so that monies can be correctly applied. For wire instructions, please contact the transfer agent at 1-888-995-5505.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. Neither the Acquiring Funds, the transfer agent, the custodian, nor the Acquiring Funds’ cash management bank are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or incomplete wire instructions.

How To Sell Your Investment

For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place a redemption request.

You can sell (redeem) Class Chartwell shares of your Acquiring Fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds generally will be made the next business day after your request is received in good order and, in any event, no later than seven days after your request is received in good order regardless of payment type. If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to 12 calendar days. Shareholders can avoid this delay by utilizing the wire purchase option. The Acquiring Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of an Acquiring Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of an Acquiring Fund’s shareholders. Shares are not subject to a redemption fee.

Shareholders who hold shares through an IRA or other retirement plan must indicate on their written redemption requests whether to withhold federal income tax. IRA and retirement plan redemptions may be required to be completed on an IRA Distribution Form or other acceptable form approved by the custodian. Redemption requests failing to indicate an election not to have that tax withheld will generally be subject to 10% withholding thereof. Shares held in an IRA or other retirement plan accounts may be redeemed by telephone at 888.995.5505. Investors will be asked whether or not to withhold taxes from any distribution.

You may contact your financial adviser or the Acquiring Funds’ transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.

Through your financial adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell shares of your Acquiring Fund and may charge you a fee for this service. Availability of these options may be limited by your financial adviser or institution.

By telephone | You may sell shares by telephone by calling 888.995.5505 prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.

When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:

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•	Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Redemption proceeds can be wired or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network. Wires are subject to a $20 fee. There is no charge to have proceeds sent via the ACH system and funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. If you are unable to reach the Acquiring Funds by telephone, you may sell shares of the Acquiring Funds by sending a written redemption request to the transfer agent (see the “In writing” section below).

In writing | You may sell shares of an Acquiring Fund by sending a written redemption request to the transfer agent at the address below. Your request should be in good order and should specify the Acquiring Fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. Contact the transfer agent at 888.995.5505 with questions on required documentation.

Regular Mail	Overnight delivery
The Carillon Family of Funds	The Carillon Family of Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, OH 45246-0707	Cincinnati, OH 45246

Checks sent via overnight delivery are subject to a $25 charge.

Note: The Acquiring Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at Ultimus Fund Solutions, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Acquiring Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•	When ownership is being changed on your account;

•	When redemption proceeds are payable to or sent to any person, address or bank account not on record;

•	When a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days; and/or

•	For redemptions in excess of $100,000, with the exception of directly traded business or omnibus accounts, to existing instructions on file.

In addition to the situations described above, the Acquiring Funds and/or transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

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The Acquiring Funds reserve the right to waive any signature requirement at their discretion.

Through our website | For certain accounts, you may sell shares through our website, carillontower.com, prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.

When redeeming shares through our website, payment of less than $100,000 can be made in one of the following ways:

•	Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Once an online transaction has been placed, it cannot be canceled or modified.

Systematic withdrawal plan | You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Carillon Systematic Withdrawal Plan Request form (available from your financial adviser, the Acquiring Funds or through our website, carillontower.com) and send that form to the transfer agent. The Acquiring Funds reserve the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

If you elect this method of redemption, a check will be sent to your address of record, or payment will be made via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Acquiring Fund account. The systematic withdrawal plan may be terminated at any time by the Acquiring Funds. You may also elect to terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next withdrawal.

A withdrawal under the systematic withdrawal plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds any increase in the value of your account (due to asset appreciation or dividends credited to your account, for example) the account ultimately may be depleted. If insufficient shares are available to provide the full and final systematic withdrawal payment amount requested, the account will be redeemed in its entirety.

How To Exchange Your Shares

For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place an exchange request.

You can exchange shares of one Carillon fund for shares of the same class of any other Carillon fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial adviser, the funds or through our website, carillontower.com. You may exchange your shares by calling your financial adviser or the funds if you exchange to like-titled Carillon accounts. Written instructions with a signature guarantee are required if the accounts are not identically registered. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of the shares of the fund from which you are exchanging, on which you might realize a capital gain or loss (unless you hold your shares through a tax-deferred arrangement), and a purchase of shares of the fund into which you are exchanging.

Please consult a tax professional before requesting an exchange. Not all share classes are available through all intermediaries. Each Carillon fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

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Valuing Your Shares

The price of each Acquiring Fund’s shares is based on the NAV per share of each class of an Acquiring Fund. Each Acquiring Fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq, (typically 4:00 p.m. ET). The Acquiring Funds will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price their shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Acquiring Funds are not required to recalculate their NAV. The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, the Acquiring Funds value portfolio securities for which market quotations are readily available at market value; however, an Acquiring Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Acquiring Funds’ determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific or vendor-specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services, subject to oversight by the Board. The Acquiring Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. An Acquiring Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Procedures, and subject to the Board’s oversight, Carillon Tower has established a valuation committee (“Valuation Committee”), comprised of certain officers of the Acquiring Trust and other employees of Carillon Tower, to carry out various functions associated with properly valuing securities in the Acquiring Funds’ portfolios. The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Carillon Tower checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Carillon Tower compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Carillon Tower documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for each Acquiring Fund. Fair value pricing methods, the Procedures and independent pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by an Acquiring Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading an Acquiring Fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

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•	Domestic Exchange-Traded Equity Securities — Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•	Foreign Equity Securities — If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and an Acquiring Fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that Carillon Tower determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Carillon Tower also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Acquiring Fund securities primarily traded on foreign markets may trade on days that are not business days of the Acquiring Funds. Because the NAV of an Acquiring Fund’s shares is determined only on business days of the Acquiring Fund, the value of the portfolio securities of an Acquiring Fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the Acquiring Fund.

•	Fixed Income Securities — Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered by the Board, such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•	Futures and Options — Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•	Credit Default Swaps — Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•	Forward Contracts —Forward contracts are valued daily at current forward rates provided by an independent pricing service. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•	Investment Companies and ETFs — Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

In December 2020, the SEC adopted Rule 2a-5 under the Investment Company Act, which establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether an Acquiring Fund must fair value a security. An Acquiring Fund will not be required to comply with this new rule until September 8, 2022. The Acquiring Funds and the Manager are evaluating the impact of the rule on the Acquiring Funds’ valuation policies.

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Account and Transaction Policies

Doing Business with the Acquiring Funds

Timing of orders | All orders to purchase or sell shares are executed as of the next NAV, plus any applicable sales charge, calculated after the order has been received in “good order” by an authorized agent of the Acquiring Funds. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day’s price. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the Acquiring Funds in compliance with their contractual deadline.

Good order requirements | For the Acquiring Funds to process a request, it must be in “good order.” Good order means that Carillon Tower has been provided sufficient information necessary to process the request as outlined in the Prospectus, including:

•	The shareholder’s name;

•	The name of the Acquiring Fund;

•	The account number;

•	The share or dollar amount to be transacted; and

•	The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the Acquiring Funds until it meets these requirements.

Account registration options | Carillon Tower offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Carillon Tower offers a range of IRA plans including traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, the Acquiring Funds or through our website, carillontower.com.

Customer identification and verification procedures | The Acquiring Funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide the Acquiring Funds with the name, physical address (mailing addresses containing only a P.O. Box are not accepted), Social Security or other taxpayer identification number and date of birth of all owners of the account. If you do not provide us with this information, your account will not be opened and your investment will be returned. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. For these entities, the person opening the account on the entity’s behalf must provide this information. The Acquiring Funds will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the Acquiring Funds may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the Acquiring Funds to close or suspend further activity in an account.

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Shares of the Acquiring Funds have not been registered for sale outside of the United States and U.S. territories. The Acquiring Funds generally do not permit the establishment of new accounts for foreign individuals or entities. The Carillon funds generally do not sell shares directly to individual investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors at United States embassies with DPO addresses and investors with United States military APO or FPO addresses. Non-individual entities registered outside the United States, except Plan Administrators that have entered into an agreement with the Distributor, are not permitted to invest directly with the Acquiring Funds.

Restrictions on orders | The Acquiring Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of Acquiring Fund shares for a period of time. There are certain times when you may not be able to sell shares of an Acquiring Fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies as a result of which an Acquiring Fund cannot determine the value of its assets or sell its holdings.

Website | Subject to availability by your financial institution, you may access your account information, including balances, statements, tax forms and transaction history, through our website, carillontower.com. You may also update your account and process purchases, redemptions, and exchanges through our website. Additional information, including current Acquiring Fund performance and various account forms and agreements, is also available on our website.

Telephone | For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer identification number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request. If an account has more than one owner or authorized person, the Acquiring Funds will accept telephone instructions from any one owner or authorized person.

Payment of redemption proceeds | The Acquiring Funds generally intend to meet redemption requests, under both normal and stressed market conditions, by paying out available cash, by selling portfolio holdings (including cash equivalent portfolio holdings), or by borrowing through the Acquiring Funds’ line of credit and other available methods. The Acquiring Funds also reserve the right to satisfy redemption requests in whole or in part by making payment in securities or other property (this is known as a redemption-in-kind) in stressed market conditions and other appropriate circumstances. To the extent the Acquiring Funds redeem their shares in marketable securities the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the Acquiring Funds and the risk that there may not be a liquid market for those securities.

Retirement account fees | A retirement account that invests in the Acquiring Funds directly will be subject to an annual maintenance fee of $15.

Accounts with below-minimum balances | If your account balance falls below an Acquiring Fund’s minimum initial investment amount as a result of selling shares (and not because of performance or sales charges), each Acquiring Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each Acquiring Fund reserves the right to close your account and send the proceeds to your address of record.

Abandoned accounts | Your Acquiring Fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Acquiring Funds are unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned. The Acquiring Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Acquiring Funds to complete a Texas Designation of Representative form.

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Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when a Fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when a Fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Each Acquiring Fund generally prices its foreign securities using fair valuation procedures approved by the Board as part each fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before each Acquiring Fund prices its shares. Excessive trading or market timing can be disruptive to an Acquiring Fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of an Acquiring Fund and increase the Acquiring Fund recognized net capital gains (and, therefore, unless the Acquiring Fund has a net capital loss for, or capital loss carryover to, the taxable year in which the gains are realized, taxable distributions to its shareholders), all of which could reduce the return to Acquiring Fund shareholders.

The Board has adopted policies reasonably designed to deter short-term trading of Acquiring Fund shares. The Acquiring Funds will not enter into agreements to accommodate frequent purchases or exchanges. Further, the Acquiring Funds have adopted the following guidelines:

•	The Acquiring Funds review transaction activity, using established criteria, to identify transactions that may signal excessive trading.
•	The Acquiring Funds may reject any purchase or exchange orders, in whole or in part, that in their opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to an Acquiring Funds. The Acquiring Funds may consider the trading history of accounts under common ownership or control in this determination.
•	All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Acquiring Funds or through a financial intermediary. The Acquiring Funds reserve the right to reject combined or omnibus orders in whole or in part.
•	The Acquiring Funds seek the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the Acquiring Funds will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase Acquiring Fund shares.

While the Acquiring Funds apply these policies, there is no guarantee that all market timing will be detected.

Disclosure of portfolio holdings | Periodically, customers of the Acquiring Funds may express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the Acquiring Funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the Acquiring Funds’ policy is included in the SAI. Portfolio information can be found on our website, carillontower.com.

Account statements | If you purchase shares directly from an Acquiring Funds, you will receive monthly or quarterly statements detailing Acquiring Fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify the Acquiring Funds or your financial adviser of any discrepancies. To enroll in eDelivery of account statements, visit our website, carillontower.com.

Householding | In an effort to decrease costs, the Acquiring Funds intend to reduce the number of duplicate prospectuses, supplements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 888.995.5505 to request individual copies of these documents. Once the Acquiring Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Dividends, Other Distributions and Taxes

General | Each Acquiring Fund distributes all or substantially all of its net investment income and net capital and foreign currency gains, if any, to its shareholders every year. Net investment income generally consists of dividends and interest income received on investments, less expenses.

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The Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund and Carillon Chartwell Short Duration Bond Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Carillon Chartwell Income Fund and Carillon Chartwell Short Duration High Yield Fund will make distributions of net investment income on a monthly basis and net capital gains, if any, on an annual basis, typically in December. The Acquiring Funds may make additional payments of dividends or distributions if they deem it desirable at any other time during the year.

The dividends you receive from an Acquiring Fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy certain holding period and other restrictions with respect to their Acquiring Fund shares. Those maximum rates are 15% for a single shareholder with taxable income not exceeding $459,750, ($517,200 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2022 and will be adjusted for inflation annually.

Each Acquiring Fund also distributes net capital gains (and, in the case of certain Acquiring Funds, net gains from foreign currency transactions), if any, to its shareholders, normally once a year. An Acquiring Fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the Acquiring Fund held the asset(s) that generated the gain (not on how long you hold your shares in the Acquiring Fund). Distributions to you of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions to you of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above.

Generally, Acquiring Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates often change over time. Please consult a tax professional for more information.

An Acquiring Fund’s distributions of dividends and net realized gains are automatically reinvested in additional shares of the distributing class of the Acquiring Fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another Acquiring Fund. You are taxed in the same manner whether you receive your dividends and other distributions in cash or reinvest them in additional Acquiring Fund shares. If you elect to receive dividends and/or other distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each Acquiring Fund reserves the right to reinvest the amount of the distribution check in your account, at the Acquiring Fund’s then-current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, write or call the Acquiring Funds at 888.995.5505. Changes should be submitted five days prior to the record date of the next distribution.

In general, redeeming or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. Acquiring Fund transactions typically are treated for federal income tax purposes as follows:

Type of transactions	Federal income tax status
Income dividends	Ordinary income; all or part may be eligible for 15%/20% maximum rates for non-corporate shareholders
Net short-term capital gain* and foreign currency gain distributions	Ordinary income
Net capital gain** distributions	Long-term capital gains; eligible for 15%/20% maximum rates for non-corporate shareholders
Redemptions or exchanges of Acquiring Fund shares owned for more than one year	Long-term capital gains or losses (rates noted above)
Redemptions or exchanges of Acquiring Fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*The excess of net short-term capital gain over net long-term capital loss.

**The excess of net long-term capital gain over net short-term capital loss.

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An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and other distributions an Acquiring Fund pays and net gains realized on a redemption or exchange of an Acquiring Fund’s shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in an Acquiring Fund (or Acquiring Funds).

Withholding taxes | If you are a non-corporate shareholder and an Acquiring Fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of the distributions and redemption proceeds (regardless of the extent to which you realize a gain or loss) otherwise payable to you. If you are subject to backup withholding for any other reason, we also must withhold and pay to the IRS 24% of the distributions otherwise payable to you. Any tax withheld may be applied against the federal income tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.

Tax reporting | If your account receives distributions or has withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in each year for the prior calendar year in accordance with IRS guidelines. To enroll in eDelivery of tax forms, visit our website, carillontower.com. Certain investors, depending on their financial intermediary, may be ineligible to receive tax forms via eDelivery.

Each Acquiring Fund is required to report annually to both shareholders and the IRS basis information of Acquiring Fund shares acquired after December 31, 2011 (“Covered Shares”). Each Acquiring Fund will compute the basis of your redeemed or exchanged Covered Shares using the average basis method, which is each Acquiring Fund’s “default method,” unless you contact the Acquiring Fund to select a different IRS-accepted method (such as a specific identification method) at the time of each redemption or exchange, which you may not change after the settlement date thereof. If your account is held by your financial adviser or other broker-dealer, that firm may select a different default method; in such a case, please contact that firm to obtain information with respect to the available methods and elections for your account with it. You should carefully review the basis information provided by each Acquiring Fund or your financial adviser or other broker-dealer and make any basis, holding period or other adjustments that are required when reporting these amounts on your income tax returns.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Additional Information

The Board oversees generally the operations of the Acquiring Funds. The Acquiring Trust enters into contractual arrangements with various parties, including among others, the Acquiring Funds’ manager, subadvisers, custodian, transfer agent, and accountants, who provide services to the Acquiring Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Acquiring Funds that you should consider in determining whether to purchase Acquiring Fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or give rise to an agreement or contract between the Acquiring Trust or the Acquiring Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the Statement of Additional Information or the Acquiring Funds’ reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

C-12

Payments to Financial Intermediaries

Carillon Tower, the Distributor or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) make cash payments or waive or reimburse costs to financial intermediaries in connection with the promotion and sale of shares of the Acquiring Funds. Carillon Tower or the Distributor also make cash payments or waive or reimburse costs to one or more of its Affiliates. Cash payments, waivers or reimbursements include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Carillon Tower or its Affiliates make these payments from their own resources, not out of Acquiring Fund assets (i.e., without additional cost to the Acquiring Funds or their shareholders), and the Distributor generally makes such payments from the retention of underwriting concessions or 12b-1 fees. The Board, Carillon Tower or its Affiliates may terminate or suspend payments or waivers or reimbursements of costs at any time. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), trust company, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration, trust processing or similar agreement with Carillon Tower, the Distributor and/or an Affiliate.

Carillon Tower or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Acquiring Funds. Revenue sharing arrangements are not financed by the Acquiring Funds, and thus, do not result in increased Acquiring Fund expenses. Carillon Tower and its Affiliates make these payments out of their own resources, including from the profits derived from management or other fees received from the Acquiring Funds. The benefits that Carillon Tower and its Affiliates receive when these payments are made include, among other things, placing the Acquiring Funds on the financial adviser’s fund sales system, possibly placing the Acquiring Funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Acquiring Funds in its fund sales system (on its “sales shelf”). Carillon Tower and its Affiliates compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Carillon Tower or its Affiliates make may be calculated on the average daily net assets of the applicable Acquiring Funds attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the Acquiring Funds in investor accounts. The revenue sharing payments Carillon Tower or its Affiliates make may be also calculated on sales of new shares in the Acquiring Funds attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

Carillon Tower or its Affiliates also make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Carillon Tower’s or its Affiliates’ personnel may make presentations on the Acquiring Funds to the financial intermediary’s sales force and clients). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate also makes payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the Acquiring Funds’ transfer agent or otherwise would be a direct obligation of the Acquiring Funds. The Acquiring Funds, subject to limits authorized by the Board, reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses.

Payments from Carillon Tower or its Affiliates to financial intermediaries may also include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the Acquiring Funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor certain share classes of the Acquiring Funds.

C-13

Carillon Tower and its Affiliates are motivated to make the payments described above since they promote the sale of Acquiring Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Acquiring Funds or retain shares of the Acquiring Funds in their clients’ accounts, Carillon Tower and its Affiliates benefit from the incremental management and other fees paid to Carillon Tower and its Affiliates by the Acquiring Funds with respect to those assets. The Acquiring Funds may reimburse Carillon Tower for making payments to financial intermediaries for certain sub-transfer agency and shareholder services, subject to limits established by the Board of Trustees.

In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees and/or commissions other than those disclosed in this Prospectus. You can ask your financial intermediary about any payments it receives from Carillon Tower or its Affiliates or the Acquiring Funds, as well as about fees and/or commissions it charges.

The Acquiring Funds do not pay any distribution fees to financial intermediaries on Class Chartwell shares.

C-14

APPENDIX D

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To each Acquired Fund’s knowledge, as of December 31, 2021, the following were all of the beneficial and record owners of 5% or more of the outstanding shares of the Acquired Funds. The table also sets forth the estimated percentage of Class Chartwell Shares of each Acquiring Fund that would have been owned by such parties assuming the proposed Reorganizations had occurred on December 31, 2021. Each whole share of an Acquired Fund is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. The owner listed is either a beneficial owner or a record owner who holds these shares of record for the accounts of certain of its clients. A shareholder who owns beneficially 25% or more of the outstanding securities of an Acquired Fund is presumed to “control” the Acquired Fund as defined in the 1940 Act and may be able to determine the outcome of a shareholder meeting. Such control may affect the voting rights of other shareholders.

Acquired Fund and Class	Name and Address	Percent of Acquired Fund Owned	Percent of Acquiring Fund Class Chartwell Shares Owned after the proposed Reorganization
Chartwell Income Fund	National Financial Service Corp. 499 Washington Blvd., Fl 5, Jersey City, NJ 07310	21.81%	21.81%
Chartwell Income Fund	Ameritrade, Inc., PO Box 2226 Omaha, NE 68103-2226	17.36%	17.36%
Chartwell Income Fund	Charles Schwab and Co Inc., 211 Main St., San Francisco, CA 94105	17.18%	17.18%
Chartwell Income Fund	Pershing LLC, 1 Pershing Plz Jersey City, NJ 07399	9.14%	9.14%
Chartwell Income Fund	LPL Financial, 9785 Towne Centre Dr. San Diego, CA 92121-1968	5.02%	5.02%
Chartwell Mid Cap Value Fund	Morgan Stanley Smith Barney, 1 New York Plaza 12TH Floor New York, NY 10004	35.66%	35.66%
Chartwell Mid Cap Value Fund	National Financial Service Corp., 499 Washington Blvd., Fl 5, Jersey City, NJ 07310	18.30%	18.30%
Chartwell Mid Cap Value Fund	Charles Schwab and Co Inc., 211 Main St., San Francisco, CA 94105	17.87%	17.87%
Chartwell Mid Cap Value Fund	Brotherhood Bank, ATTN: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	11.80%	11.80%
Chartwell Mid Cap Value Fund	Ameritrade, Inc., PO BOX 2226 Omaha, NE 68103-2226	8.98%	8.98%
Chartwell Short Duration Bond Fund	TriState Capital Holdings, Inc., Attn: David Demas 301 Grant St., Ste 2700 Pittsburgh, PA 15219 TriState Capital Holdings, organized under the state of Pennsylvania, is a beneficial owner and provided seed capital for Chartwell Short Duration Bond Fund. TriState Capital Holdings is subject to the Bank Holding Company Act of 1956, as amended, and related regulations that impact the ability of banking entities to transact certain types of business and engage in certain transactions.	83.72% (b)	83.72%
D-1

Acquired Fund and Class	Name and Address	Percent of Acquired Fund Owned	Percent of Acquiring Fund Class Chartwell Shares Owned after the proposed Reorganization
Chartwell Short Duration Bond Fund	Fox, PA	11.74% (b)	11.74%
Chartwell Short Duration High Yield Fund	Capinco, PO Box 1787, Milwaukee, WI 53201	26.68%	26.68%
Chartwell Short Duration High Yield Fund	National Financial Service Corp., 499 Washington Blvd., Fl 5, Jersey City, NJ 07310	12.16%	12.16%
Chartwell Short Duration High Yield Fund	LPL Financial, 9785 Towne Centre Dr. San Diego, CA 92121-1968	12.13%	12.13%
Chartwell Short Duration High Yield Fund	Meg Company R.R. C/O Ameriserv Trust Financial Svc., 216 Franklin Street Johnstown, PA 15901-1911	5.79%	5.79%
Chartwell Small Cap Growth Fund	National Financial Service Corp., 499 Washington Blvd., Fl 5, Jersey City, NJ 07310	74.63%	74.63%
Chartwell Small Cap Growth Fund	Capinco, PO Box 1787, Milwaukee, WI 53201	14.17%	14.17%
Chartwell Small Cap Growth Fund	Vanguard Brokerage Services, PO BOX 1170 Valley Forge, PA 19482-1170	6.62%	6.62%
Chartwell Small Cap Value Fund	UBS WM USA, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	27.86%	27.86%
Chartwell Small Cap Value Fund	Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, Jacksonville, FL 32246	10.58%	10.58%
Chartwell Small Cap Value Fund	National Financial Service Corp., 499 Washington Blvd., Fl 5, Jersey City, NJ 07310	9.95%	9.95%
Chartwell Small Cap Value Fund	Charles Schwab and Co Inc., 211 Main St., San Francisco, CA 94105	6.03%	6.03%

(b) Beneficial owner

As of December 31, 2021, the Trustees and officers of The Chartwell Funds, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Acquired Fund.

Since none of the Acquiring Funds has commenced operations as of the date of this Proxy Statement/Prospectus, there were no shareholders that owned of record or beneficially 5% or more of the outstanding shares of each Acquiring Fund and the Trustees and officers of Acquiring Trust, as a group, did not own shares of any Acquiring Fund.

D-2

STATEMENT OF ADDITIONAL INFORMATION

CHARTWELL FUNDS

Chartwell Income Fund

(Ticker Symbol: BERIX)

Chartwell Mid Cap Value Fund

(Ticker Symbol: BERCX)

Chartwell Short Duration Bond Fund

(Ticker Symbol: CWSDX)

Chartwell Short Duration High Yield Fund

(Ticker Symbol: CWFIX)

Chartwell Small Cap Growth Fund

(Ticker Symbol: CWSGX)

Chartwell Small Cap Value Fund

(Ticker Symbol: CWSIX)

1205 Westlakes Drive, Suite 100

Berwyn, Pennsylvania 19312

To reorganize into corresponding series of:

CARILLON SERIES TRUST

Carillon Chartwell Income Fund

Class Chartwell Shares (Ticker Symbol: BERIX)

Carillon Chartwell Mid Cap Value Fund

Class Chartwell Shares (Ticker Symbol: BERCX)

Carillon Chartwell Short Duration Bond Fund

Class Chartwell Shares (Ticker Symbol: CWSDX)

Carillon Chartwell Short Duration High Yield Fund

Class Chartwell Shares (Ticker Symbol: CWFIX)

Carillon Chartwell Small Cap Growth Fund

Class Chartwell Shares (Ticker Symbol: CWSGX)

Carillon Chartwell Small Cap Value Fund

Class Chartwell Shares (Ticker Symbol: CWSIX)

880 Carillon Parkway

St. Petersburg, FL 33716

This Statement of Additional Information (“SAI”) dated March 16, 2022, relates specifically to the proposed reorganization of the Chartwell Income Fund, Chartwell Mid Cap Value Fund, Chartwell Short Duration Bond Fund, Chartwell Short Duration High Yield Fund, Chartwell Small Cap Growth Fund, and Chartwell Small Cap Value Fund (each, an “Acquired Fund,” and collectively, the “Acquired Funds”), each a series of The Chartwell Funds, into the Carillon Chartwell Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Short Duration Bond Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund, and Carillon Chartwell Small Cap Value Fund (each, an “Acquiring Fund” or “fund,” and collectively, the “Acquiring Funds” or “funds”), respectively, each a series of Carillon Series Trust (the “Acquiring Trust” or “Trust”). In connection with the reorganization, each Acquired Fund would transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund equal in number and net asset value (“NAV”) to the shares of the Acquired Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities (each, a “Reorganization”). Shareholders of an Acquired Fund will receive Class Chartwell shares of the corresponding Acquiring Fund.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) dated March 16, 2022 for the special meeting of shareholders of the Acquired Funds. The Acquiring Funds have not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring Funds are not available. Pro forma financial statements are not presented as each Acquired Fund is being combined with a corresponding Acquiring Fund, a newly created series of the Acquiring Trust, which does not have any assets or liabilities. Copies of the Proxy Statement/Prospectus may be obtained without charge, upon request, on the Acquired Funds’ website, www.chartwellip.com, or by calling 1-888-995-5505. Copies of the Acquiring Funds’ Annual and Semiannual Reports to shareholders, when they are available, may be obtained without charge, upon request by writing to Carillon Family of Funds at P.O. Box 23572, St. Petersburg, FL, 33742, calling 888.995.5505 or by visiting our website at carillontower.com.

As applicable, the Acquiring Trust is referred to as the “Trust.”

The following documents for The Chartwell Funds have been filed with the Securities and Exchange Commission (“SEC”) and are also incorporated by reference into this SAI:

1.	The Prospectus and Statement of Additional Information of The Chartwell Funds, each dated May 1, 2021, as supplemented, with respect to the Acquired Funds other than the Chartwell Short Duration Bond Fund (File Nos. 333-216993 and 811-23244);

2.	The Prospectus and Statement of Additional Information of The Chartwell Funds, each dated September 22, 2021, as supplemented, with respect to the Chartwell Short Duration Bond Fund (File Nos. 333-216993 and 811-23244); and

3.	The Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of each Acquired Fund for the year ended December 31, 2021.

Each Acquired Fund has previously sent its Annual Report and, if applicable, its Semi-Annual Report to its shareholders. For a free copy of any of the above documents, please call or write at the telephone number or the address above for The Chartwell Funds.

Supplemental Financial Information

Tables showing the fees and expenses of each Acquired Fund, and the fees and expenses of the corresponding Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the “Comparative Fee and Expense Tables” section of each proposal in the Proxy Statement/Prospectus. The Reorganizations will not result in a material change to an Acquired Fund’s investment portfolio due to the investment objectives and restrictions of each Acquired Fund being identical to those of the corresponding Acquiring Fund. As a result, a schedule of investments of each Acquired Fund modified to show the effects of such changes are not required and are not included. There are no material differences in the accounting, valuation and tax policies of an Acquired Fund as compared to those of a corresponding Acquiring Fund.

TABLE OF CONTENTS

I. General Information	1
II. Investment Information	1
A. Investment Policies, Strategies and Risks	1
B. Industry or Sub-Industry Classifications	30
III. Investment Limitations	30
A. Fundamental Investment Policies for All Funds	30
B. Non-Fundamental Investment Policies	31
IV. Net Asset Value	32
V. Investing in the Funds	33
VI. Investment Programs	33
A. Retirement Plans	33
VII. Redeeming Shares	33
A. Receiving Payment	33
B. Telephone Transactions	34
C. Systematic Withdrawal Plan	34
D. Redemptions-in-Kind	35
E. Frequent Purchases and Redemptions of Fund Shares	35
VIII. Exchange Privilege	35
IX. Disclosure of Portfolio Holdings	35
X. Taxes	36
XI. Shareholder Information	41
XII. Fund Information	41
A. Management of the Acquiring Funds	41
B. Control Persons and Principal Holders of Securities	46
C. Proxy Voting Policies and Procedures	46
D. Investment Adviser and Administrator; Sub-adviser	46
E. Portfolio Managers	49
1. Chartwell Investment Partners, LLC	49
F. Portfolio Turnover and Brokerage Practices	51
G. Distribution of Shares	52
H. Payments to Dealers	52
XIII. Additional Services to the Funds	54
Appendix A	A-1
Appendix B	B-1
Appendix C	C-1

I.       General Information

The Acquiring Funds are separate series of the Acquiring Trust, which was established as a Delaware statutory trust on May 5, 2017. The Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). On November 20, 2017, the Trust adopted and succeeded to the registration statement of Eagle Series Trust. Eagle Series Trust, formerly known as the Heritage Series Trust, was established as a Massachusetts business trust under a Declaration of Trust dated October 28, 1992.

The shareholders of the Acquired Funds are being asked to approve an Agreement and Plan of Reorganization and Termination (“Reorganization Agreement”) between The Chartwell Funds, on behalf of the Acquired Funds, and the Acquiring Trust, on behalf of the Acquiring Funds. A copy of the form of the Reorganization Agreement is attached as Exhibit A to the Proxy Statement/Prospectus. The Reorganization Agreement contemplates certain transactions, including: (a) the transfer of all assets of an Acquired Fund to, and the assumption of all liabilities of that Acquired Fund by, a corresponding Acquiring Fund in exchange solely for shares of such Acquiring Fund; (b) the distribution of those Acquiring Fund shares pro rata to shareholders of the Acquired Fund; and (c) the dissolution of the Acquired Fund. Since the Acquired Funds have substantially identical investment objectives, policies, and strategies as their corresponding Acquiring Funds, and since the Acquiring Funds will engage the same sub-adviser that currently provides portfolio management services to the Acquired Funds as investment adviser, the Acquiring Funds will adopt the performance and financial history of the Acquired Funds.

The Carillon Chartwell Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Short Duration Bond Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund, and Carillon Chartwell Small Cap Value Fund each offer Class Chartwell shares.

Each Acquiring Fund described in this SAI operates for many purposes as if it were an independent company. Each Acquiring Fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics.

II.       Investment Information

A.       Investment Policies, Strategies and Risks

Each Acquiring Fund also is referred to in this SAI as a “fund.” This section provides a detailed description of the securities in which a fund may invest to achieve its investment objective(s), the strategies it may employ and the corresponding risks of such securities and strategies. For more information regarding the description of various types of securities in which a fund may invest, please refer to Appendix A, Investment Types Glossary. Each fund may invest in the types of assets described below, either directly or indirectly, unless otherwise noted or as shown in Appendix C. For more information on a fund’s principal strategies and risks, please see the funds’ Proxy Statement/Prospectus. See Appendix C for a summary of the types of investments in which each fund may invest.

Equity Securities:

Common Stocks. A fund may invest in common stocks, which represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock, and general creditors take precedence over the claims of those who own common stock. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.

Small- and Mid-Capitalization Stocks. A fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the fund to liquidate its securities positions. In addition, it may be prudent for a fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a fund’s asset size increases, the fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

A fund may also invest in stocks of companies with medium market capitalizations (i.e., mid cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

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Convertible Securities. A fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. There are currently no limitations on the ratings of the convertible securities in which the funds may invest.

Other Investment Companies, including ETFs. A fund may invest in shares of other open-end or closed-end investment companies, including money market funds and exchange-traded funds (“ETFs”), up to the limits prescribed in the 1940 Act, the rules thereunder and any exemptive relief. Investments in the securities of other investment companies (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

S&P’s Depositary Receipts, S&P’s MidCap 400 Depositary Receipts, and other similar index securities are ETFs and are considered investments in other investment companies (“Index Securities”). Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.

As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company or ETF fails to achieve its investment objective, the value of a fund’s investment will decline, adversely affecting a fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. The SEC has proposed revisions to the rules permitting funds to invest in other investment companies, which could alter the ability of funds to invest in other investment companies.

A fund’s investment in securities of other investment companies, except for money market funds, is generally limited to: (i) 3% of the total voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company and (iii) 10% of the fund’s total assets in all investment companies in the aggregate. However, a fund may exceed these limits when investing in shares of an ETF or other investment company, subject to a statutory exemption or to the terms and conditions of an exemptive order from the SEC.

The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4, which became effective in January 19, 2021, permits more types of fund of fund arrangements without an exemptive order, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Additionally, as part of the streamlining of the fund of fund arrangements, the SEC rescinded certain exemptive orders and withdrew certain no-action letters. The impact of these regulatory changes on the funds is still uncertain.

Closed-End Funds. The funds may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in a fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Preferred Stock. A fund may invest in preferred stock which is subordinated to all debt obligations in the event of insolvency. An issuer’s failure to make a dividend payment is normally not considered a default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, meaning that its market value is dependent on the issuer’s future potential for growth over an unspecified period of time. Distributions on preferred stock are generally considered dividends and treated as such for federal income tax purposes.

Master Limited Partnerships. The Carillon Chartwell Income Fund and Carillon Chartwell Small Cap Growth Fund may invest in MLPs. An MLP is an entity taxed as a partnership under the Code, the interests or “units” of which are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some MLPS are structured as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions

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to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partner’s board of directors, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of a “floating” rate debt, and a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Real Estate Investment Trusts (“REITs”). A fund may invest in REITs. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for tax-free pass-through of distributed net income and net realized gains under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Warrants and Rights. A fund may invest in warrants and rights. Rights are instruments that permit a fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The market price of warrants is usually significantly less than the current market price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Debt Securities:

Debt Securities. A fund may invest in debt securities which will fluctuate in value based upon changes in interest rates and the issuer’s credit quality. Also, the value of a fund’s investments in debt securities will change as prevailing interest rates change. Generally, the prices of fixed income securities move inversely to interest rates. For example, the value of a fund’s fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time. Depending upon the particular amount and type of fixed income securities holdings of a fund, these changes may impact the net asset value (“NAV”) of a fund’s shares. As of the date of this SAI, interest rates are historically low. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. To the extent a fund holds an investment with a negative interest rate to maturity, a fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to a fund. There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as interest rate increases, may result in substantial losses to a fund and expose fixed income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. A fund by investing in Derivatives (as defined below) tied to fixed income markets may be more substantially exposed to these risks than a fund that does not invest in Derivatives. To the extent a fund experiences high redemptions due to this risk, a fund may experience increased portfolio turnover, which will increase the costs that a fund incurs and may lower a fund’s performance. The liquidity levels of a fund’s portfolios may also be affected.

Corporate Debt Obligations. A fund may invest in corporate debt securities, including corporate bonds, debentures, notes and other similar corporate debt instruments. Please see the discussions of “Investment Grade” and “Lower Rated” securities below for additional information.

Investment Grade and Lower Rated Securities:

Investment Grade Securities. A fund may invest in debt securities rated investment grade. Securities rated in the lowest category of investment grade are considered to have speculative characteristics, and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher-grade bonds. A fund may retain a security that has been downgraded below investment grade if, in the opinion of its portfolio manager, it is in the fund’s best interest.

Lower Rated / High Yield Securities. A fund may invest in debt securities rated below investment grade. These securities are commonly referred to as “high yield securities” or “junk bonds” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher-grade securities. There are currently no limits on the amount that any fund may invest in investment grade or high-yield securities.

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Risk Factors of Lower Rated / High Yield Securities:

Interest Rate and Economic Risk. As with all debt securities, the market values of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities will also fluctuate greatly during periods of economic uncertainty and changes resulting in changes in a fund’s NAV. During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, a fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns. Accordingly, those high yield securities held by a fund may affect its NAV and performance adversely during such times.

In a declining interest rate market, if an issuer of a high yield security containing a redemption or call provision exercises either provision, a fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of a fund’s investment portfolio and its portfolio manager’s careful analysis of prospective investment portfolio securities should help reduce the impact of a decrease in value of a particular security or group of securities in the fund’s investment portfolio.

Securities Ratings and Credit Ratings. Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities. A reduction in an issuer’s credit rating may cause that issuer’s high yield securities to decrease in market value. Also, credit rating agencies may fail to change the credit ratings to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.

A fund’s portfolio managers continually monitor the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. A fund’s portfolio managers primarily rely on their own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay interest, sensitivity to economic conditions and other factors in its determination. See Appendix B for a description of corporate debt ratings.

Liquidity Risk and Valuation. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. In these conditions, a fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public’s perception of the junk bond market. The Trust’s Board of Trustees (“Board”) or a portfolio manager may have difficulty assessing the value of high yield securities during these times. Consequently, any of these factors could reduce the market value of high yield securities held by a fund.

Variable- or Floating-Rate Securities:

A fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily a percentage of a bank’s prime rate or is determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value prior to maturity. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a fund may consider that instrument’s maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes which are obligations that permit a fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the funds’ right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

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The funds will not invest more than 15% of their respective net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days’ notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all of a fund’s investments at the time of purchase. When determining whether such an obligation meets a fund’s credit quality requirements, the fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining its weighted average portfolio maturity, a fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.

Certain variable or floating securities have coupon rates that are based on LIBOR, the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”).

These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. LIBOR is produced daily by averaging the rates reported by a number of banks and may be a significant factor in determining a Fund’s payment obligations under a derivative instrument, the cost of financing to a Fund, or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s performance. Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on a Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Regulators and market participants are working together to develop successor Reference Rates. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States. Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. It is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through legislation, market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on a Fund and the financial markets generally, and the termination of certain Reference Rates presents risks to a Fund. Financial industry groups have begun transitioning to the use of a different Reference Rate or benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact a Fund. Various complexities brought about by significant changes to operational processes and IT systems could take a long time to complete, and coordination with other market participants may become severely impacted, which may negatively impact a Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unavailable by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such methodologies. Further, U.S. issuers are currently not obligated to include any particular fallback language in transaction documents for new issuances of LIBOR-linked securities. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for a Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere.

Institutional Term Loans:

A fund may invest in institutional term loans or other bank loans. These loans are typically originated, negotiated and structured by a U.S. commercial bank or other financial institution that acts as agent for a syndicate of loan investors. A fund may invest in institutional term or bank loans that are structured as senior floating rate debt securities or loan participation interests.

Loan participation interests usually take the form of assignments purchased in the primary or secondary market from loan investors. If a fund purchases these loan participation interests, a fund will typically have a contractual relationship only with the loan investor and not with the underlying borrower. As a result, a fund will receive payments of principal, interest and any fees to which it

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is entitled only from the loan investor selling the participation interest and only upon receipt by such loan investor of payments from the underlying borrower. A fund generally will have no right to enforce compliance by the underlying borrower with the terms of the loan agreement, nor any rights with respect to any amounts acquired by other loan investors through set-offs against the borrower. Therefore, a fund will not directly benefit from any collateral that supports the underlying loan. As a result, a fund may assume the credit risk of both the underlying borrower and the loan investor selling the loan participation interest. A fund may also be limited with respect to its right as the holder of a loan participation interest to vote on certain changes which may be made to the underlying loan agreement, such as waiving a breach of a covenant by the borrower. However, as the holder of a loan participation interest, a fund will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In the process of buying, selling and holding institutional term loans or bank loans (whether structured as participation interests or as floating rate debt securities), a fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a fund buys an institutional term or bank loan it may receive a facility fee and when it sells the loan it may pay a facility fee. On an ongoing basis, a fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of the loan by the borrower. A fund will be subject to the risk that collateral securing the loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the loan to be under-collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a fund’s security interest in the loan collateral or subordinate the fund’s rights under the loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. In addition, if the loan investor from whom a fund purchased a loan participation interest is involved in a bankruptcy proceeding, the fund may be treated as a general creditor of such loan investor even if the underlying loan itself is secured. If a fund’s interest in loan collateral is invalidated or if the fund is subordinated to other debt of a borrower or a loan investor in bankruptcy or other proceedings, the fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the investment. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of institutional term or bank loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of these loans.

Municipal Obligations:

General Description. A fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities. The interest on municipal obligations is generally excludable from gross income for federal income tax purposes (“tax-exempt”) but may be an item of tax preference for purposes of the federal alternative minimum tax. A fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.

There are many different types of municipal obligations. The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax. Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

A municipal obligation’s value depends on the issuer’s continuing payment of interest and principal when due or, in the case of PABs, the revenues generated by the facility financed by the bonds. An increase in interest rates generally will reduce the value of a fund’s investments in municipal obligations, while a decline in interest rates generally will increase that value. The market for municipal securities may become illiquid. There may also be less information available on the financial condition of municipal security issuers than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and that it may be more difficult to value such securities.

Short-Term Money Market Instruments:

Bankers’ Acceptances. A fund may invest in bankers’ acceptances. A bankers’ acceptance is a negotiable instrument in the form of a bill of exchange or time draft drawn on and accepted by a commercial bank. The instrument’s marketability is affected primarily by the reputation of the accepting bank and market demand.

A fund may invest in bankers’ acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year. These funds may also invest in instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).

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Certificates of Deposit (“CDs”). A fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion. CDs carry a minimal amount of inflation risk due to their fixed interest rate and early withdrawal penalties.

Commercial Paper. A fund may invest in commercial paper that is rated Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), or A-1 +, A-1 or A-2 by Standard and Poor’s (“S&P”), or F1+, F1 or F2 by Fitch Ratings Ltd. (“Fitch”). In difficult market environments, commercial paper may be subject to liquidity risk. Also, because it is an unsecured promissory note issued by a company, commercial paper is subject to issuer risk.

Bank Time Deposits. A fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Savings Association Obligations. A Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Repurchase and Reverse Repurchase Agreements:

Repurchase Agreements. A fund may enter into repurchase agreements with member banks of the Federal Reserve System, securities dealers who are members of a national securities exchange or market makers in U.S. Government Securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, delays and costs to a fund if the other party becomes bankrupt, a fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by its portfolio manager to present minimal credit risks.

Reverse Repurchase Agreements. A fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement becomes bankrupt or insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities. During that time, a fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a fund’s limitation on borrowing.

The reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related reverse repurchase agreement. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.

Mortgage Dollar Rolls and Sale-Buybacks:

A fund may enter into mortgage dollar rolls, in which the fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase similar securities on a specified future date. While a fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A fund will earmark cash or liquid securities in accordance with procedures adopted by the Board to secure its obligation for the forward commitment to buy mortgage-backed securities plus any accrued interest, marked-to-market daily. Mortgage dollar roll transactions may be considered a borrowing by a fund under certain circumstances.

A fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund’s repurchase of the underlying security. A fund’s obligations under a sale-buyback typically would be offset by liquid assets earmarked equal in value to the amount of the fund’s forward commitment to repurchase the subject security.

The mortgage dollar rolls and sale-buybacks entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or sale-buyback. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.

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U.S. Government Securities:

U.S. Government Securities. A fund may invest in U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government Securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

Zero Coupon and Pay-in-Kind Securities:

Zero Coupon, Step Coupon and Pay-In-Kind Securities. A fund may invest in zero coupon securities and step coupon securities. Separately traded registered interest and principal securities or “STRIPS” and other zero-coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value, and accrue interest over the life of the bond. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The market value of those securities generally is more volatile than the value of securities that pay interest periodically and is likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value. Although zero coupon securities generally are not traded on a national securities exchange, they are widely traded by brokers and dealers.

A fund also may invest in pay-in-kind securities, which allow the issuer the option to pay interest (1) in cash at a specified coupon payment date or (2) by issuing to the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the cash coupon payment that would have been made.

The Internal Revenue Code of 1986, as amended (“Code”), requires the holder of a zero or step coupon security and certain other securities acquired at a discount, as well as pay-in-kind bonds, to accrue income with respect to these securities prior to the receipt of cash payments. See “Taxes.”

Pass-through Securities:

Mortgage-Backed Securities. A fund may invest in debt securities backed by pools of various types of mortgages. The fund may invest in pass-through securities issued by private, governmental and governmental-related agencies, as well as collateralized mortgage obligations (“CMOs”). Principal and interest payments made on the underlying mortgages or mortgage pools are “passed through” to investors. Mortgage-backed securities may be issued by the U.S. Government or U.S. Government-sponsored agencies, including, but not limited to, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development, the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), a government sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. Mortgage-backed securities issued by private entities have similar structures, but are not guaranteed by a government agency.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).

In August 2012, the Treasury amended its preferred stock purchase agreements to provide that FNMA’s and FHLMC’s portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring them to reach the $250 billion target by December 31, 2018.

On December 21, 2017, a letter agreement between the Treasury and Fannie Mae and Freddie Mac changed the terms of the senior preferred stock certificates to permit the GSEs each to retain a $3 billion capital reserve, quarterly. Under the 2017 letter, each GSE paid a dividend to Treasury equal to the amount that its net worth exceeded $3 billion at the end of each quarter. On

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September 30, 2019, the Treasury and the FHFA, acting as conservator to Fannie Mae and Freddie Mac, announced amendments to the respective senior preferred stock certificates that will permit the GSEs to retain earnings beyond the $3 billion capital reserves previously allowed through the 2017 letter agreements. Fannie Mae and Freddie Mac are now permitted to maintain capital reserves of $25 billion and $20 billion, respectively. In late 2020, the FHFA issued a new capital rule requiring Fannie Mae and Freddie Mac to hold $283 billion in unadjusted total capital as of June 30, 2020, based on their assets at the time. In January 2021, the FHFA and the U.S. Treasury agreed to amend the preferred stock purchase agreements for the shares in Fannie Mae and Freddie Mac that the federal government continues to hold. The amendments permit Fannie Mae and Freddie Mac to retain all earnings until they have reached the requirements set by the 2020 capital rule.

The problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. There have been discussions among policymakers, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Under the direction of the FHFA, FNMA and FHLMC jointly developed a common securitization platform for the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their prior offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market by aligning the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Asset-Backed Securities. A fund may invest in securities that are backed by other assets, such as automobile loans, consumer loans, credit cards, and equipment leases. Asset-backed securities are subject to the risk of premature pre-payment of principal which can change their effective maturities. These securities are also sensitive to changes in interest rates, the financial situation of the issuer, and the credit quality of the underlying collateral.

To-Be-Announced Securities. A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund. As a purchaser of a TBA, a fund will earmark cash or liquid securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked-to-market daily in accordance with pertinent SEC positions. As a seller of a TBA, a fund will earmark in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered.

Structured Investments. A fund may invest in structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

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Foreign Securities Exposure:

Depositary Receipts. A fund may invest in sponsored or unsponsored European Depositary Receipts (“EDRs”), Fiduciary Depositary Receipts (“FDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities representing interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”).

Issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of these unsponsored Depositary Receipts. For purposes of certain investment limitations, EDRs, GDRs and IDRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.

American Depositary Receipts (“ADRs”). A fund may invest in both sponsored and unsponsored ADRs. Holders of unsponsored depository receipts generally bear all the costs of such facilities, and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.

Euro/Yankee Bonds. A fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”). Investment in Eurobonds and Yankee bonds entails certain risks similar to investment in foreign securities in general. These risks are discussed below.

Eurodollar Certificates. A fund may invest in CDs issued by foreign branches of domestic and foreign banks. Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks. In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.

Foreign Securities. A fund may invest in foreign equity securities. In most cases, the best available market for foreign securities will be on the exchanges or in over-the-counter (“OTC”) markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Their markets and economies may react differently to specific or global events than the U.S. market and economy. In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the U.S. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, custodial issues, political or financial instability or diplomatic and other developments that could affect such investments. Foreign security risk may also apply to ADRs, GDRs and EDRs. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting.

No fund will invest in foreign securities when there are currency or trading restrictions in force or when, in the judgment of its portfolio manager, such restrictions are likely to be imposed. However, certain currencies may become blocked (i.e., not freely available for transfer from a foreign country), resulting in the possible inability of the fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.

Because investments in foreign companies usually involve currencies of foreign countries and because the funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of any of the assets of the funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies. A fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Additionally, to protect against uncertainty in the level of future exchange rates, a fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward currency contract” or “forward contract”). When deemed appropriate by the portfolio managers, a fund may from time to time seek to reduce foreign currency risk by hedging some or all of the fund’s foreign currency exposure back into the U.S. dollar. The risks for forward contracts and hedging are discussed below.

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Emerging Markets. A fund may invest in emerging markets. Special considerations (in addition to the considerations regarding foreign investments generally) may include greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures. Compared to the U.S. and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries and securities markets that are less liquid and trade a smaller number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Political, legal and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Their economies may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme and volatile debt burdens or inflation rates.

In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, reliable access to capital, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to a fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the fund. A fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the funds will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to a fund. Legal compensation schemes may be non-existent, limited or inadequate to meet a fund’s claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. A fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, a fund could lose all or a substantial portion of any investments it has made in the affected countries. Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The organizational structures of certain issuers in emerging markets may limit investor rights and recourse.

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Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. A fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries, either individually or in combination with other shareholders. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities. Additionally, in certain emerging market countries, fraud, corruption and attempts at market manipulation may be more prevalent than in developed market countries. Shareholder claims that are common in the U.S. and are generally viewed as determining misconduct, including class action securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets.

There may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in major securities markets are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. Further, certain countries in which the funds may invest may not provide the same degree of investor protection or information to investors as would generally apply. In addition, it is possible that purported securities in which a fund invested may subsequently be found to be fraudulent and as a consequence the fund could suffer losses. Regulatory authorities in some emerging markets currently do not provide the Public Company Accounting Oversight Board with the ability to inspect public accounting firms as required by U.S. law, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, which potentially could expose investors to significant risks.

Due to political, military or regional conflicts or due to terrorism or war, it is possible that the U.S., other nations or other governmental entities (including supranational entities) could impose sanctions on certain companies located in emerging or developing markets that limit or restrict foreign investment, the movement of assets or other economic activity in a country that is involved in such conflicts. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of a fund to buy, sell, receive or deliver those securities. Counter measures could be taken by the country’s government, which could involve the seizure of a fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.

Currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a fund’s securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a fund’s shareholders.

The laws in certain countries with emerging capital markets may be based upon or highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and a fund.

Developing capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a fund.

Investing through Stock Connect. Foreign investors may now invest in eligible China A shares (shares of publicly traded companies based in mainland China) (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen – Hong Kong Stock Connect program (both programs collectively referred to herein as “Stock Connect”). Each of the SSE and SZSE are referred to as an “Exchange” and collectively as the “Exchanges” for purposes of this section. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), the Exchanges, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and the Exchanges. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

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However, trading through Stock Connect is subject to a number of restrictions that may affect a fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to the People’s Republic of China (“PRC”) securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a fund’s ability to invest in Stock Connect Securities. For example, an investor cannot purchase and sell the same security on the same trading day. Stock Connect also is generally available only on business days when both the respective Exchange and the SEHK are open. An Exchange may be open at a time when the relevant Stock Connect program is not trading, with the result that the prices of China A shares may fluctuate at times when a fund is unable to add to or exit its position. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a fund. Only certain China A shares are eligible to be accessed through Stock Connect, and such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Investments in China A shares may not be covered by the securities investor protection programs of the Exchanges and, without the protection of such programs, could be subject to the risk of default by the broker. Because all trades on Stock Connect in respect of eligible China A shares must be settled in Renminbi (“RMB”), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Finally, the withholding tax treatment of dividends and proceeds of capital transactions payable to overseas investors currently is unsettled.

Stock Connect may have changes to its platform in the future. These future developments offer no assurance as to whether or how such developments may restrict or affect a fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a fund’s investments and returns.

Investing in Japan. Japan may be subject to political, economic, nuclear, labor and other risks. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.

Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. In December 2019, the Japanese government approved a stimulus package of nearly $120 billion USD in order to stimulate its slowing economy, which had been further negatively affected by decreased demand from China and by recent political and trade conflicts with South Korea.

Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has been strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.

Large Government and Corporate Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Nuclear Energy Risk. The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry, the extent of which are currently unknown.

Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect the Fund.

Security Risk. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea and China. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, particularly in times of crisis.

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European Securities. A fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits and the resource self-sufficiency of European countries.

The Economic and Monetary Union (“EMU”) of the European Union (“EU”) is comprised of EU members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls. The EMU requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro, the threat of default or actual default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and national unemployment and the possible default of government debt in several European countries and, most recently, the COVID-19 pandemic. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. Several countries have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. Responses to financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have unintended consequences. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries and can affect exposures to other EU countries and their financial companies as well. Defaults or restructurings by governments or other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.

Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Ukraine has experienced ongoing military conflict; this conflict may expand, and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a fund.

The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the EU, commonly referred to as “Brexit.” The United Kingdom (“UK”) and the EU reached a trade agreement which applied provisionally as of January 1, 2021 and became effective on May 1, 2021 after being ratified by all applicable UK and EU governmental bodies. This agreement sets out the foundation of the economic and legal framework for trade between the UK and the EU. In addition, at the end of March 2021, the UK and the EU concluded technical discussions on the content of a Memorandum of Understanding on financial services, setting out how the UK and EU financial services regulators will cooperate and share information. The implementation of this legal framework and basis of cooperation remains to be seen. Therefore, the period following the UK’s withdrawal from the EU is expected to be one of significant political and economic uncertainty particularly until the UK government and EU member states agree and implement the terms of the UK’s future relationship with the EU. Brexit may create additional economic stresses for the UK, which may include causing a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of pounds sterling, and wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. A fund may be negatively impacted by changes in law and tax treatment resulting from or following Brexit. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may negatively impact the value of investments held by a fund. Brexit may also have a destabilizing impact on the EU or the EMU to the extent that other member states similarly seek to withdraw from the EU or the EMU. Any further exits from the EU or the EMU would likely cause additional market disruptions globally, impact the market values of EU and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, create more volatile and illiquid markets, and introduce new legal and regulatory uncertainties.

Latin American Securities.

Inflation and Interest Rates. The economies of certain Latin American countries have experienced high interest rates, economic volatility, severe and persistent levels of inflation, and high unemployment rates. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, adversely affect the economies and securities markets of certain Latin American countries. Adverse economic events in one country may have a significant adverse effect on other Latin American countries.

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Political Instability. As an emerging market, Latin American countries generally have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.

Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a fund invests and, therefore, the value of fund shares.

Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may negatively affect the country or the reputation of companies domiciled in a certain country.

Dependence on Exports and Economic Risk. Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, protectionist trade policies, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Additionally, a relatively small number of Latin American companies represents a large portion of Latin America’s total market. Consequently, the Latin American market may be more sensitive to adverse political or economic circumstances and market movements.

Prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. In certain countries, political risk, including nationalization risk, is high. Substantial limitations may exist in certain countries with respect to a fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A fund could be adversely affected by delays in, or a refusal to grant, any required government approvals for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

Sovereign Debt. A number of Latin American countries are among the largest debtors of developing countries, and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. The European crisis, the ongoing COVID-19 pandemic and a weakened global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a fund’s investments in Latin American securities could be harmed if economic recovery in the region is limited.

Sovereign Debt Obligations. A fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Derivatives - Futures, Forwards, Options and Hedging Transactions:

General Description. A fund may use certain financial instruments, which may include futures contracts (sometimes referred to as “futures”), options, options on futures, swaps and non-deliverable forward currency contracts (“Derivatives”).

In addition, the funds expect to discover new opportunities in connection with such instruments and, as these new opportunities may become available and regulatory authorities broaden the range of permitted transactions, a fund’s portfolio manager may utilize these opportunities to the extent it is consistent with a fund’s investment objective(s) and permitted by the fund’s investment limitations and applicable regulatory authorities. (For purposes of this discussion, such new opportunities are included in the defined term Derivatives.)  Although a fund may be permitted to use a variety of Derivatives, a fund presently intends to purchase, sell and use for hedging or investment purposes those Derivatives as specified and discussed in the sections that follow.

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Regulation.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive statutory reform of the regulation of Derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled (or “cleared”). In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap Derivatives have been and other Derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also entails the use of assets of a registered investment company to satisfy margin calls and this may have an effect on the performance of such a fund. Although the CFTC released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions of the Dodd-Frank Act are subject to further final rulemaking or phase-in periods, and thus their ultimate impact remains unclear. The banking regulators and the Commodity Futures Trading Commission (“CFTC”) have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The variation margin requirements are now effective and the initial margin requirements are being phased-in through 2022 based on average daily aggregate notional amount of covered swaps between swap dealers and swap entities. Due to these regulations, a fund could be required to engage in greater documentation and recordkeeping with respect to swap agreements.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC, the CFTC, and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of Derivatives by registered investment companies. As discussed below, the CFTC adopted a revision to one of its rules that, as revised, either restricts the use of Derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”).

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), including the funds, had been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion a registered investment company’s commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) does not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of a fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. A fund’s ability to use these instruments may also be limited by tax considerations. Carillon Tower Advisers, Inc. (“Carillon Tower”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. On behalf of each fund, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the CFTC under CFTC Regulation 4.5, and Carillon Tower is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to each fund.

The regulation of cleared and uncleared swap agreements, as well as other Derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of Derivatives, or limits or restrictions on the counterparties with which the funds engage in derivative transactions, may limit or prevent a fund from using or limit a fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a fund’s ability to achieve its investment objective(s). Carillon Tower will continue to monitor developments in the area, particularly to the extent regulatory changes affect the funds’ ability to enter into desired swap agreements. New requirements, even if not directly applicable to the funds, may increase the cost of a fund’s investments and cost of doing business.

On October 28, 2020, the SEC adopted new Rule 18f-4 (the “Derivatives Rule”), replacing the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. For a fund using a significant amount of Derivatives, the Derivatives Rule mandates a fund adopt and/or implement: (i) value at risk limitations in lieu of asset segregation requirements; (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. The Derivatives Rule provides an exception for a fund with Derivatives exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. Complying with the Derivatives Rule may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors. The full impact of the Derivatives Rule on a fund remains uncertain, but due to the compliance timeline within the Derivatives Rule, it is unlikely that a fund will be required to fully comply with the requirements until August 19, 2022.

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Regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including many Derivatives contracts, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit a fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceeding. Such regulations could further negatively impact a fund’s use of Derivatives.

Special Risks of Hedging Strategies. The use of Derivatives involves special considerations and risks, as described below. Risks pertaining to particular Derivatives are described in the sections that follow.

(1)       Successful use of most Derivatives depends upon a portfolio manager’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While each fund’s portfolio manager is experienced in the use of Derivatives, there can be no assurance that any particular hedging strategy adopted will succeed.

(2)       There might be imperfect correlation, or even no correlation, between price movements of a Derivative and price movements of the investments being hedged. For example, if the value of a Derivative used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivatives are traded. The effectiveness of hedges and using Derivatives on indices will depend on the degree of correlation between price movements in the Derivative and price movements in the securities being hedged.

To compensate for imperfect correlation, a fund may purchase or sell Derivatives in a greater dollar amount than the hedged investment if the volatility of the hedged investment is historically greater than the volatility of the Derivatives. Conversely, a fund may purchase or sell fewer contracts if the volatility of the price of the hedged investment is historically less than that of the Derivatives.

(3)       Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because its portfolio manager projected a decline in the price of a security in the fund’s investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative. Moreover, if the price of the Derivative declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all. Some Derivatives have the potential for unlimited loss, regardless of the size of a fund’s initial investment.

(4)       As described below, a fund might be required to maintain assets as “cover,” maintain earmarks or make margin payments when it takes positions in Derivatives involving obligations to third parties. If a fund were unable to close out its positions in such Derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund’s ability to close out a position in a Derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund. Further, not all Derivative transactions require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty.

Cover for Derivatives. Some Derivatives expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies, forward currency contracts, options, or futures contracts or (2) cash and other liquid assets with a value, mark-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with or on the books of the fund’s custodian, in the prescribed amount.

Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Derivative is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund’s assets to cover could impede the adviser’s ability to manage the portfolio or the fund’s ability to meet redemption requests or other current obligations.

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Options:

A fund may use for hedging, substitution or investment purposes, certain options, including options on securities, equity and debt indices, currencies and futures. Certain risks and special characteristics of these strategies are discussed below.

Risks of Options Trading. The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Securities.”

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Securities.”

A fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If the fund wished to terminate its obligation to purchase or sell the investment under a put or call option it has written, a fund may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction. Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.

In considering the use of options, particular note should be taken of the following:

(1)       Options on securities and options on securities indices are treated as securities for purposes of CFTC regulation (as discussed above under “CFTC Regulation”). Accordingly, a fund’s positions in such options would not be counted against the de minimis limits in CFTC Regulation 4.5. However, a fund’s positions in options on futures contracts, if applicable, would be counted against such de minimis limits, unless used only for bona fide hedging.

(2)       The value of an option position will reflect, among other things, the current market price of the underlying security, index, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon a fund’s portfolio manager’s ability to forecast the direction of price fluctuations in the underlying instrument.

(3)       At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(4)       A position in an exchange-traded option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-traded options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid secondary market. Although a fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a fund will, in fact, be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

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With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses. For example, because a fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(5)       Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

(6)       The risks of investment in options on indices may be greater than options on securities or currencies. Because index options are settled in cash, when a fund writes a call on an index it cannot provide, in advance, for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time a fund learns it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

A fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a fund will write covered call options on securities generally when its portfolio manager believes the premium received by the fund plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs. Thus, if the market price of the underlying security held by a fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund will be obligated to sell the security at less than its market value. A fund would lose the ability to participate in the value of such securities above the exercise price of the call option. A fund also gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding.

Futures:

A fund may enter into futures contracts. All futures contracts are deemed to be commodity interest for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”). Thus, a fund’s futures positions will be counted against the de minimis limits in CFTC Regulation 4.5, unless used for bona fide hedging.

Risks of Futures Trading. Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date. If the price of the initial purchase (sale) of the futures contract exceeds the price of the offsetting sale (purchase), the seller earns the difference and realizes a gain. Conversely, if the price of the offsetting purchase (sale) exceeds the price of the initial sale (purchase), the seller realizes a loss.

A fund is required to maintain margin deposits in connection with its transactions in futures contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts. If a fund has market exposure on an open futures contract, the broker will require the fund to deposit variation margin. Conversely, if a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund.

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Most of the exchanges on which futures contracts are traded limit the amount of fluctuation permitted in futures prices during a single trading day. The daily price limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting persons trading such futures contracts to substantial losses.

Another risk in employing futures contracts as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by a portfolio manager may still not result in a successful transaction.

In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures contracts and futures options on securities, including technical influences in futures contract trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent that a fund enters into such futures contracts, the value of such futures contracts will not vary in direct proportion to the value of such fund’s holdings of U.S. government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

There is a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (“FCM”) with which the fund has an open position in a futures contract. The assets of the fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of a FCM’s customers. If the FCM does not provide accurate reporting, the fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Because the margin deposits required for futures contracts are generally low with respect to the potential obligation to which a fund is exposed, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or, alternatively, gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

To the extent that securities with maturities greater than one year are used to earmark assets to cover a fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by any overall duration limit on a fund’s portfolio securities. Thus, the use of a longer-term security may require a fund to hold offsetting short-term securities to balance the fund’s portfolio such that the fund’s duration does not exceed any maximum permitted for the fund.

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Stock and Bond Index Futures. A stock or bond index assigns relative values to the common stocks or bonds comprised in the index. In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index. It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

A broad-based securities index will generally have at least ten component issues, while a narrow-based index will generally have nine or fewer. Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction.

Foreign Currency Hedging Strategies. A fund may use options and futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific foreign currency at a specified future date in exchange for another currency which may be U.S. dollars, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). A fund may also purchase and sell foreign currency on a spot basis. A fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging. Options traded on a board of trade and futures on foreign currencies are deemed to be commodity interest for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”). Thus, a fund’s trading in such interests will be counted against the de minimis limits in CFTC Regulation 4.5, unless used for bona fide hedging.

Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Furthermore, currency hedges do not protect against price movements in the securities that are attributable to other causes.

For example, a fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. A fund also might use currency-related derivative instruments when the sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a fund. Furthermore, currency-related derivative instruments may be used for short hedges – for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, a fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the fund against the expected decline in the foreign currency exposure sold. For example, if a fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies

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are sometimes referred to as “cross hedges.” The effective use of currency-related derivative instruments by a fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

A fund might seek to hedge against changes in the value of a particular currency when no Derivatives on that currency are available or such Derivatives are more expensive than certain other Derivatives. In such cases, a fund may hedge against price movements in that currency by entering into transactions using Derivatives on another currency or basket of currencies, the values of which its portfolio manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Derivatives on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

The use of currency-related derivative instruments by a fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When a fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a fund will be subject to the risk that a loss may be sustained by the fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the fund. A fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a fund will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

When required by the SEC guidelines, a fund will earmark permissible liquid assets in its books and records or otherwise cover its potential obligations under currency-related derivative instruments in accordance with procedures adopted by the Board. To the extent a fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a fund’s assets are so set aside, this could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

A fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the funds reserve the right to use currency-related derivative instruments for different purposes and under different circumstances. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a fund’s securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

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Forward Currency Contracts. A fund may enter into forward currency exchange contracts and non-deliverable forwards as discussed below. A forward currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Non-deliverable forwards (“NDFs”) are cash-settled, short-term forward contracts on foreign currencies that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the relevant currency and the agreed upon exchange rate, with respect to an agreed notional amount.

A fund may enter into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a fund may enter into forward contracts to hedge against risks arising from securities the fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.

Forward Currency Exchange Contracts. Forward currency exchange contracts are physically settled through an exchange of currencies. Accordingly, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. In addition, because they are physically settled, they are not treated as commodity interests for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”). Therefore, a fund’s positions in them is not subject to the de minimis limits in CFTC Regulation 4.5.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

A fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a fund’s rights as a creditor.

Non-Deliverable Forwards. NDFs are similar to forward currency exchange contracts, but do not require physical delivery of any currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the contract rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

A fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to a fund, and the cost of such strategies may reduce a fund’s respective returns.

NDFs are subject to many of the risks associated with Derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and implementing regulations, NDFs are deemed to be commodity interests, including for purposes of amended Regulation 4.5. Therefore, funds claiming an exclusion under Regulation 4.5 will limit their investment in NDFs as discussed above under “CFTC Regulation.”

Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, a fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

Combined Transactions. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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A fund’s options and futures activities may affect its turnover rate and brokerage commission payments, and status under CFTC Regulation 4.5 (as discussed above under “CFTC Regulation”). The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars:

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, less liquid than swaps.

Among the transactions into which a fund may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Interest rate swaps involve the exchange with another party of respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

A fund will usually enter into swaps on a net basis. These swaps, caps, floors and collars, which are used for bona fide hedging purposes, are subject to the funds’ asset segregation requirements under the 1940 Act. However, they are not subject to the funds’ borrowing restrictions. In addition, a fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P, Moody’s or Fitch or has an equivalent rating from any other Nationally Recognized Statistical Rating Organization or is determined to be of equivalent credit quality by the portfolio manager. If there is a default by the counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction.

A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, i.e. that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Credit default swaps sold by a fund may involve greater risks than if a fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, and, with respect to OTC credit default swaps, counterparty credit risk and credit risk of the issuer. In addition, the value of the reference obligation received by a fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund. A fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the fund.

Other forms of swap agreements that a fund may invest in include a “quanto” or “differential” swap, which combines both an interest rate and a currency transaction; interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the funds may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as LIBOR or another Reference Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the funds may be required to pay a higher fee at each swap reset date.

A fund may be required to earmark liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that a fund must earmark may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap agreement, a fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss.

The variation margin requirements are now effective and the initial margin requirements are being phased-in through 2022 based on average daily aggregate notional amount of covered swaps between swap dealers and swap entities. Currently, the funds do not typically provide initial margin in connection with uncleared swaps. Due to these regulations, a Fund could be required to engage in greater documentation and recordkeeping with respect to swap agreements. Certain standardized swap agreements are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory clearing and exchange-trading of swaps will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

In a cleared swap, a fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s futures commission merchant (“FCM”), which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a fund to incur increased expenses to access the same types of swaps that it has used in the past.

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When a fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but a FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a fund or may be received by the fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if a fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a fund has a loss of less than the margin amount, the excess margin is returned to the fund. If the fund has a gain, the full margin amount and the amount of the gain is paid to the fund.

Certain restrictions imposed on a fund by the Code may limit the fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because bilateral swap agreements are structured as two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a fund’s limitation on investments in illiquid securities. However, Carillon Tower may determine swaps to be liquid under certain circumstances. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that the sub-adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes or other economic factors in establishing swap positions for the fund. If the sub-adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Many swaps are complex and often valued subjectively. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swap agreements, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. Carillon Tower will only approve a swap agreement counterparty for a fund if Carillon Tower deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

As noted above, certain types of swap agreements are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the funds. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the fund has an open position, or the central counterparty in a swap contract. The assets of a fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of a FCM’s customers. If the FCM does not provide accurate reporting, a fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

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With cleared swaps, a fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, a FCM may unilaterally amend the terms of its agreement with a fund, which may include the imposition of position limits or additional margin requirements with respect to the fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the fund to support its obligations under a similar uncleared swap. However, as noted above, regulators have adopted rules imposing margin requirements on uncleared swaps, which are likely to impose higher margin requirements on uncleared swaps.

Finally, a fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the fund may be required to break the trade and make an early termination payment to the executing broker.

Options on Swap Agreements:

A fund may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a fund than if a fund had invested directly in an instrument that yielded that desired return. A fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, a fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon the exercise of the option, a fund will become obligated according to the terms of the underlying agreement. Swaptions are deemed to be commodity interests for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”) if the underlying instrument is a swap, which itself would be deemed a commodity interest; therefore, in these circumstances, a fund’s swaptions transactions count against the de minimis limits in CFTC Regulation 4.5, unless done for bona fide hedging purposes. However, if the underlying instrument is a security-based swap, which itself would be deemed a security, then the option thereon would be an option on a security that would not count against the de minimis limits in CFTC Regulation 4.5.

Forward Commitments:

A fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). A fund may engage in forward commitments if it either (1) earmarks in the fund’s books and records and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund’s other assets. When such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the fund of an advantageous yield or price. Although a fund generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, a fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Illiquid and Restricted Securities:

Each fund will not purchase or otherwise acquire any illiquid security, agreements maturing in more than seven days, if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. OTC options and their underlying collateral are currently considered to be illiquid investments. A fund that sells OTC options will earmark liquid assets or cover its obligations with respect to OTC options written by the fund. The assets used as cover for OTC options written by a fund will be considered illiquid unless OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Not all restricted securities are deemed illiquid for the purposes noted in this section. There is a large institutional market for certain securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”). Rule 144A under the 1933 Act, establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible securities held by a fund, however, could adversely affect the marketability of such portfolio securities and a fund may be unable to dispose of such securities promptly or at reasonable prices. Under those circumstances, such Rule 144A securities are deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities.

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Other Investment Practices:

When-Issued and Delayed Delivery Transactions. A fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a fund purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account or earmark liquid securities in an amount equal on a daily basis to the amount of a fund’s when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. When the time comes to pay for when-issued or delayed delivery securities, a fund will meet its obligations from the available cash flow and/or the sale of securities, or, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than a fund’s payment obligation).

At the time that a fund purchases a security using one of these techniques, cash or liquid securities equal to the value of the when-issued or forward or firm commitment securities will be earmarked on the fund’s books and records and will be marked-to-market daily. On the delivery date, the fund will meet its obligations from securities that are then maturing or sales of earmarked securities and/or from available cash flow. When-issued and forward commitment securities may be sold prior to the settlement date. However, if the fund chooses to dispose of the right to acquire a security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the fund may incur a loss or will have lost the opportunity to invest the amount earmarked for such transaction.

If the fund disposes of the right to acquire a when-issued or forward commitment security prior to its acquisition or disposes of its right to deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances prior to the settlement date, the third-party seller of when-issued or forward commitment securities may determine that it will be unable to meet its existing transaction commitments without borrowing securities. In the event that it is advantageous from a yield perspective, the fund may agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the fund to “roll over” its purchase commitment, the fund may receive a negotiated fee.

Loans of Portfolio Securities. A fund may loan portfolio securities to qualified broker-dealers. The primary objective of securities lending is to supplement a fund’s income through investment of the cash collateral in short-term interest bearing obligations. The collateral for a fund’s loans will be marked-to-market daily so that at all times the collateral exceeds 100% of the value of the loan. A fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. Securities loans involve some risk. There is a risk that a borrower may default on its obligations to return loaned securities; however, the funds’ securities lending agent may indemnify a fund against that risk. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral, and a fund could lose rights in the collateral should the borrower fail financially. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to vote proxies or to settle transactions. A fund will also be responsible for the risks associated with the investment of cash collateral. In any case in which the loaned securities are not returned to a fund before an ex-dividend date, the payment in lieu of the dividend that a fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income” (as described under “Taxes” below).

Foreign Investment Companies. Some of the securities in which a fund invest may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. As discussed above under “Other Investment Companies, including ETFs,” the SEC recently adopted Rule 12d1-4, which will permit registered investment companies to acquire the securities of other registered investment companies in excess of the limits imposed in the 1940 Act, subject to compliance with the rule’s conditions.

Selling Securities Short. A fund may sell securities short if they own or have the right to obtain like securities of an amount equivalent to those sold short without incurring any additional costs. Transactions in swaps, options, future and forward contracts not involving short sales are not considered to be selling securities short.

When Carillon Tower or the sub-adviser believes that the price of a particular security held by a fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a fund owns for delivery at a specified date in the future. A fund will limit its transactions in short sales against the box to 5% of their respective net assets.

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A fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline.

When a fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the values of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a fund engages in short sales, it will maintain collateral required by the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of earmarked assets, marked-to-market daily, that Carillon Tower determines to be liquid in accordance with procedures adopted by the Board that is equal to the current market value of the securities sold short minus any amount maintained as margin, or will ensure that such positions are covered by “offsetting” positions, until the fund replaces the borrowed security. A short sale is “against the box” to the extent that the fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the fund engages in short selling in foreign (non-U.S.) jurisdictions, the fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Temporary Defensive Purposes. For temporary defensive purposes during anticipated periods of general market decline, a fund may invest up to 100% of its net assets in: (1) money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby; (2) bank CDs and bankers’ acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year; (3) high-grade commercial paper; and (4) other long- and short-term debt instruments that are rated A or higher by S&P, Moody’s or Fitch. For a description of S&P, Moody’s and Fitch’s commercial paper and corporate debt ratings, see Appendix B. A fund may also take positions that are inconsistent with its principal investment strategies.

Large Shareholder Redemption Risk:

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these account holders of their shares in a fund may impact the fund’s liquidity and net asset value. Such redemptions may also force a fund to sell securities at a time when it would not otherwise do so, which may increase the fund’s broker costs and impact shareholder taxes.

Borrowing:

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund’s shares by increasing the fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a fund’s assets and may cause the fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The funds also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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Cyber Security:

With the increased use of technologies such as the Internet and dependence on computer systems to perform necessary business functions, a fund and its service providers are susceptible to operational, information security and related risks, including potential damage to computer systems (including shareholder computer systems). Operational risks include processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by a fund’s manager, sub-adviser, third-party service providers or counterparties. It is not possible to identify all of the risks that may affect a fund.

Additionally, the funds and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting the funds, their investment adviser, their sub-advisers, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the funds to regulatory fines or financial losses and/or cause reputational damage. The funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the funds may invest, which could result in material adverse consequences for such issuers, and may cause the funds’ investment in such companies to lose value.

Any of these results could have a substantial adverse impact on a fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, shareholders could lose access to their electronic accounts and be unable to buy or sell Shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for a fund, such as trading, NAV calculation, shareholder accounting or fulfillment of fund share purchases and requests for repurchase. Cybersecurity incidents could cause a fund or fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the fund or fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the funds and Carillon Tower endeavor to determine that service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the funds do not control the cybersecurity systems and plans of the issuers of securities in which a fund invests or a fund’s third-party service providers or trading counterparties or any other service providers whose operations may affect a fund or its shareholders.

B.       Industry or Sub-Industry Classifications

For purposes of determining industry or sub-industry classifications, each fund relies primarily upon classifications published by S&P Global Ratings’ Global Industry Classification Standard (“GICS®”). If GICS® does not have an industry or sub-industry classification for a particular security, Carillon Tower, the funds’ investment adviser, will then rely upon classifications published by Bloomberg L.P. If the designated industry or sub-industry no longer appears reasonable, or if any classifications are determined by Carillon Tower to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the SEC.

III.       Investment Limitations

A.       Fundamental Investment Policies for All Funds

The funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

No fund may:

1. Act as underwriter, except to the extent the fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

2. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities);

3. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”); or

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4. Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the fund’s net assets.

The following restrictions are fundamental policies for the Carillon Chartwell Short Duration Bond Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund and Carillon Chartwell Small Cap Value Fund only. No fund may:

1. Issue senior securities, borrow money or pledge its assets, except that (i) the fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

2. Purchase or sell commodities or commodity futures contracts (although the fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

The following restrictions are fundamental policies for the Carillon Chartwell Income Fund and Carillon Chartwell Mid Cap Value Fund only. No fund may:

1. Issue senior securities, borrow money or pledge its assets, except that (i) each fund may borrow from banks in amounts not exceeding 5% of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit a fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

2. Purchase or sell commodities or commodity futures contracts, puts, calls and straddles.

The following restriction is a fundamental policy for the Carillon Chartwell Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Short Duration Bond Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund and Carillon Chartwell Small Cap Value Fund:

1. No Fund may, with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

B.       Non-Fundamental Investment Policies

The funds have adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.

The following restriction is a non-fundamental policy of each fund:

1. No fund may invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

The following restriction is a non-fundamental policy of the Carillon Chartwell Income Fund and Carillon Chartwell Mid Cap Value Fund only:

1. No fund may invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public), except that the Chartwell Income Fund may purchase restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act.

The following restrictions are non-fundamental policies of the Carillon Chartwell Mid Cap Value Fund only:

1. With respect to 50% of its gross assets, the fund will not at the time of purchase invest more than 5% of its gross assets, at market value, in the securities of any one issuer (except the securities of the United States government); and

2. With respect to the other 50% of its gross assets, the fund will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Proxy/Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the fund will not be considered a violation.

Restrictions listed above that are not fundamental may be changed by the vote of the majority of the Board, but if any of these non-fundamental restrictions are changed, the funds will give shareholders at least 60 days’ written notice.

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IV.       Net Asset Value

The NAV per share of each class of shares is normally determined each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”) and the NASDAQ, (typically 4 p.m. Eastern time). A fund will not treat an intraday unscheduled disruption in trading on either the NYSE or NASDAQ as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and NASDAQ if the disruption directly affects only one of those markets. The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Pursuant to the funds’ Pricing and Valuation Procedures, and subject to the Board’s oversight, Carillon Tower has established a Valuation Committee, comprised of certain officers of the Trust and other employees of Carillon Tower, to carry out various functions associated with properly valuing securities in the funds’ portfolios. In the event that a “Significant Event” occurs that may affect a fund’s valuation, the Valuation Committee will follow procedures outlined in the funds’ Pricing and Valuation Procedures. Significant Events include, but are not limited to, single-issuer events that affect one company, multiple-issuer events that affect a large segment of the market, and vendor-specific event that may cause one or more of the funds’ vendors to become unable to render services during the pricing process.

The funds value securities or assets held in their portfolios as follows:

Credit Default Swaps. Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Equity Securities. A security listed or traded on a domestic exchange is valued at its last sales price at the close of the principal exchange on which it is traded. A security listed principally on the NASDAQ Stock Market is normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ will adjust the price to equal the “inside” bid or ask price, whichever is closer. If no last sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.

Foreign Equity Securities. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the NASDAQ, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Pricing and Valuation Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a fund’s NAV calculation. The Valuation Committee, using the Pricing and Valuation Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that Carillon Tower determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Carillon Tower also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of a fund’s shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.

Fixed Income Securities. Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered by the Board such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures approved by the Board.

Forward Contracts. Forward contracts are valued daily at current forward rates provided by an independent pricing service. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.

Investment Companies and ETFs. Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

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Options and Futures. Options and futures positions are valued based on market quotations, if available and reliable. Futures and options with no readily available fair market value shall be valued using quotations obtained from independent brokers or, if no quotations are available, the Valuation Committee will fair value the security using the Procedures.

Fair Value Estimates. In the event that (1) price quotations or valuations are not readily available, (2) readily available price quotations are not reflective of market value (prices deemed unreliable), or (3) a Significant Event has been recognized in relation to a security or class of securities, such securities will be valued by the Valuation Committee consistent with procedures established by and under the general oversight and responsibility of the Board. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.

The funds are open each Business Day. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds’ close of business on each Business Day. In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the funds’ NAVs per share are not calculated. The funds calculate NAV per share and, therefore, effect sales and redemptions, as of the close of regular trading on the NYSE each Business Day. If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the funds’ NAV is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.

V.       Investing in the Funds

Each class of shares is sold at its next determined NAV on Business Days. The procedures for purchasing shares of a fund are explained in the Proxy Statement/Prospectus under “Additional Information About the Funds – Buying and Selling Shares” and Appendix C of the Proxy Statement/Prospectus.

VI.       Investment Programs

A.       Retirement Plans

Carillon Family of Funds IRA. An individual may make limited deductible contributions to an IRA through the purchase of fund shares (“Carillon Family of Funds IRA”). A separate agreement is required to establish a Carillon Family of Funds IRA. A Carillon Family of Funds IRA also may be used for certain “rollovers” from qualified retirement plans and from Section 403(b) annuity plans. For more detailed information on a Carillon Family of Funds IRA, please contact Carillon Tower.

The Code limits the deductibility of IRA contributions to a certain maximum. Additionally, individuals who are age 50 or over by the end of any year may make additional special deductible “catch-up” contributions up to a certain maximum per year. These deductible contributions may be made only by taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed a certain maximum established in the Code) is not affected by the spouse’s active participant status. The Code also permits other individuals to make nondeductible IRA contributions up to certain specified amounts. In addition, individuals whose earnings (together with their spouse’s earnings) do not exceed a certain level may establish a Roth IRA; although contributions to this type of account are nondeductible, withdrawals from it generally is not taxable. The maximums, amounts, and limits referred to in this paragraph generally are adjusted for inflation annually.

If any investment held in an IRA is liquidated or, at our sole discretion, otherwise becomes unavailable as a permissible investment, the liquidation or other proceeds will be invested in accordance with your instructions.

Other Retirement Plans. Fund shares also may be used as the investment medium for qualified retirement plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships), nonqualified deferred compensation plans, and certain voluntary employee benefit association and post-retirement benefit plans. Contributions to these plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

VII.       Redeeming Shares

The methods of redeeming shares are described in the section of the Proxy Statement/Prospectus entitled “Additional Information About the Funds – Buying and Selling Shares” and Appendix C of the Proxy Statement/Prospectus.

A.       Receiving Payment

If a request for redemption is received by a fund in good order (as described below) before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on a Business Day, the shares will be redeemed at the NAV per share determined as of 4:00 p.m. Eastern time. Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the NAV determined as of 4:00 p.m. Eastern time on the next Business Day. Each fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the exchange is closed.

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If shares of a fund are redeemed by a shareholder through a participating dealer or participating bank (“Financial Advisor”) or Plan Administrator, the redemption is settled with the shareholder as an ordinary transaction (generally three business days after the order was received). Payment for shares redeemed normally will be made by the fund after settlement to Carillon Fund Distributors, Inc., the funds’ distributor (“Distributor” or “CFD”), or a Financial Adviser or a Plan Administrator on the next business day.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a Financial Advisor, a Plan Administrator or to the funds.

For the funds to process a redemption request, it must be in “good order.” Good order means that Carillon Tower has been provided sufficient information necessary to process the request as outlined in this statement of additional information, including:

•	The shareholder’s name,

•	The name of the fund,

•	The account number,

•	The share or dollar amount to be redeemed, and

•	The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account making the redemption request. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the funds until it meets these requirements.

Each fund has the right to suspend redemption or postpone payment at times when the exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the SEC. In the case of any such suspension, the shareholder or Plan Administrator may either withdraw the request for redemption or receive payment based upon the NAV next determined, less any applicable CDSC, after the suspension is lifted. If a redemption check remains outstanding after six months, each fund reserves the right to redeposit those funds in any deposit account registered to the shareholder or Plan Administrator.

The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the NYSE is closed other than for the customary weekend and holiday closings, (2) during which trading on the NYSE is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by the funds of securities it owns is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of its net assets or (4) for such other periods as the SEC may by order permit for the protection of the holders of a class of shares.

The Board is authorized by the Trust’s Agreement and Declaration of Trust dated May 5, 2017, to require any shareholder or group of shareholders to redeem shares for any reason, including if the share activity of an account or the ownership of shares by a particular shareholder is deemed by the Trustees either to affect adversely the Trust or any fund, or not to be in the best interests of the remaining shareholders of any fund or class of shares. Prior to making any such redemption, a fund will provide at least 60 days’ written notice to the affected shareholder(s). Unless the shares are redeemed at an earlier date, absent any unforeseen circumstances, the shares will be redeemed at the NAV per share of a fund determined as of the close of regular trading on the NYSE and the NASDAQ (typically 4:00 p.m. ET) on the redemption date.

B.       Telephone Transactions

Shareholders of Class Chartwell may redeem shares by placing a telephone request to a fund. A fund, Carillon Tower, the transfer agent, the Distributor and their trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If a fund, Carillon Tower, the transfer agent, the Distributor and their trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

C.       Systematic Withdrawal Plan

Shareholders may elect to make systematic withdrawals from a fund account on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plan, unless the shareholder establishes, to the funds’ satisfaction, that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid by contacting the funds and no charges shall apply.

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Redemptions will be made at NAV determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. If the Exchange is not open for business on that day, the shares will be redeemed at NAV determined as of the close of regular trading on the Exchange on the following Business Day. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account should be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the funds. The funds, Carillon Tower, the transfer agent and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

Ordinarily, a shareholder should not purchase additional shares of a fund, if maintaining a Systematic Withdrawal Plan of fund shares, because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A fund will not knowingly accept purchase orders from shareholders for additional shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year’s scheduled withdrawals. In addition, a shareholder who maintains such a Systematic Withdrawal Plan may not make periodic investments under each fund’s Automatic Investment Plan.

D.       Redemptions-in-Kind

A fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that fund’s NAV, whichever is less. Any redemption beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines NAV. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption-in-kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs upon the subsequent sale of the portfolio instruments.

E.       Frequent Purchases and Redemptions of Fund Shares

“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Carillon Tower has no formal or informal arrangements to allow customers to frequently trade in the funds. Carillon Tower and its service providers monitor trading activity in the funds in order to detect and deter market timing activities. In some cases, such monitoring results in rejection of purchase or exchange orders. While there is no guarantee that all market timing will be detected, Carillon Tower has adopted a Market Timing Policy, described in the Proxy Statement/Prospectus, to deter such activity.

VIII.       Exchange Privilege

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired, at their respective NAVs, as next determined following receipt by the fund whose shares are being exchanged of: (1) proper instructions and all necessary supporting documents or (2) a telephone request from shareholders, or from Plan Administrators, for such exchange in accordance with the procedures set forth in the Proxy Statement/Prospectus and below. Telephone requests for an exchange received by a fund before the close of regular trading on the NYSE will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.

Each fund reserves the right to: (1) reject any order to acquire its shares through exchange or otherwise, (2) restrict or (3) terminate the exchange privilege at any time. In addition, each fund may terminate this exchange privilege upon 60 days’ notice.

IX.       Disclosure of Portfolio Holdings

The funds’ policy is to protect the confidentiality of information relating to portfolio holdings and to prevent the selective disclosure of non-public information. To this extent, neither the funds nor Carillon Tower will provide portfolio holdings information to any individual, investor, Plan Administrator or other person unless specifically authorized by the funds’ Chief Compliance Officer (“CCO”) or as described below.

Each fund’s top 20 portfolio holdings will be posted on the funds’ website no earlier than 5 business days after a calendar month’s end and the full portfolio holdings (security name and percentage of total net assets) will be posted and available upon request to the funds’ shareholders no earlier than 5 business days after a calendar quarter’s end. Note that, in the event a fund has 20 or fewer holdings, the disclosure of the holdings at month-end will contain full holdings for that fund. In the event of a new fund, the disclosure of holdings may occur on the first day on which the new fund’s portfolio has been fully assembled, at the CCO’s discretion. In addition, each fund’s portfolio holdings as of the end of each fiscal quarter are reported on Form N-PORT and are reported on Form N-CSR for its semiannual and annual periods. See the Proxy Statement/Prospectus under “Account and Transaction Policies” for more information regarding public disclosure of the funds’ portfolio holdings.

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The funds’ Board, officers and certain Carillon Tower employees have regular access to the funds’ portfolio holdings. In addition to being subject to the prohibitions regarding disclosure of, and trading on non-public information described in Carillon Tower’s Code of Ethics, all Carillon Tower personnel must annually certify compliance with the funds’ policy. Specifically, Carillon Tower’s Code of Ethics prohibits employees from revealing non-public information other than to: (1) persons whose responsibilities require knowledge of the information; (2) regulatory authorities who have appropriate jurisdiction with respect to such matters or (3) third parties who utilize such information for ratings or performance analysis. The CCO may approve access to the funds’ portfolio holdings by other persons in Carillon Tower for a limited period of time upon determining that the access is in the best interest of the funds’ shareholders.

Certain employees of the funds’ sub-adviser also have regular access to the funds’ portfolio holdings and must protect the confidentiality of the funds’ portfolio holdings. The funds, Carillon Tower and the sub-adviser are prohibited from entering into any arrangement to disclose the funds’ portfolio holdings for any type of consideration.

The CCO may provide an entity including the funds’ sub-adviser and custodian (“Authorized Service Provider”) with access to a fund’s portfolio holdings more frequently than is publicly available after the CCO’s determination that such access serves a legitimate business purpose. An Authorized Service Provider may not receive portfolio holdings information unless it signs a confidentiality agreement.

Pursuant to arrangements with third-party vendors, Carillon Tower provides the funds’ portfolio holdings information to Asset Management Services, Inc., Refinitiv Financial Solutions, Morningstar, Bloomberg, S&P Global Ratings, Thompson Financial Services, Inc., ISS’ Securities Class Action Services, GainsKeeper, Blaylock Van, LLC and Vickers on a daily, monthly or quarterly basis subject to confidentiality agreements unless the information is publicly available. Public information received by third party vendors is available no earlier than 5 business days after calendar month or quarter end.

The CCO will assess each ad hoc request for access on a case-by-case basis. Each request and the CCO’s response will be documented in writing, provided to Carillon Tower’s compliance department for approval and posted on the funds’ website. The CCO will send a response to the person making an ad hoc request at least one day after it is posted on the funds’ website. All ad hoc disclosure requests will be reported to the funds’ Board at its next meeting.

In the event portfolio holdings disclosure made pursuant to the policy present a conflict of interest between the funds’ shareholders and Carillon Tower, the sub-adviser, the Distributor or any affiliated person of the funds, the disclosure will not be made unless a majority of the Independent Trustees (as defined below) or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.

The CCO will make an annual report to the funds’ Board on the operation and effectiveness of the policy and any changes thereto. In addition, the Board will receive any interim reports that the CCO may deem appropriate.

X.       Taxes

General. Each fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for favorable tax treatment as a “regulated investment company” under the Code (“RIC”). By so qualifying, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and 90% of its net exempt interest income and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in stock, securities or those currencies and net income derived from interests in qualified publicly traded partnerships (“Income Requirement”); and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than Government securities or the securities of other RICs) of any one issuer or of two or more issuers the fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trade or business or the securities of one or more qualified publicly traded partnerships (each, a “Diversification Requirement”).

If a fund failed to qualify for treatment as a RIC for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income Requirement and both Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable

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cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. Additionally, the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the fund’s earnings and profits, taxable as ordinary income (except that, for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”), all or part of those dividends may be Qualified Dividend Income (defined below)). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Disposition of Fund Shares and Distributions. A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares. An exchange of shares of any fund for shares of another Carillon Mutual Fund generally will have similar tax consequences. In addition, if shares of a fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares. Any capital gain a non-corporate shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for maximum federal income tax rates of 15% for a single shareholder with taxable income not exceeding $459,750 ($517,200 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which are effective for 2022 and will be adjusted for inflation annually.

If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dividends and other distributions a fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the fund and received by those shareholders on December 31 of that year if the fund pays them during the following January. Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.

Dividends from a fund’s investment company taxable income, whether received in cash or reinvested in additional fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of those dividends, however, attributable to the aggregate dividends a fund receives from most domestic corporations and certain foreign corporations, or all of those dividends if that aggregate is at least 95% of its gross income (as specially computed) for the taxable year (“Qualified Dividend Income”), may be eligible to be taxed at the 15%/20% maximum federal income tax rates for non-corporate shareholders mentioned above. In addition, the availability of those rates is subject to satisfaction by the fund, and by the shareholder with respect to the fund shares on which the dividends are paid, of certain holding period and other restrictions. A portion of a fund’s dividends – not exceeding the aggregate dividends it receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions; however, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of a fund’s net capital gain are taxable to its shareholders as long-term capital gains, whether received in cash or reinvested in additional fund shares and regardless of the length of time the shares have been held. Shareholders receive from the funds federal income tax information regarding dividends and other distributions after the end of each year.

Basis Election and Reporting. A shareholder’s basis in shares of a fund that he or she (1) receives pursuant to the Reorganization in exchange for shares acquired as a shareholder of an Acquired Fund after December 31, 2011, or (2) acquires after the date hereof (collectively, “Covered Shares”) will be determined in accordance with the funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The method a fund shareholder elects (or the default method) may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of fund shares, each fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Income from Foreign Securities. Dividends and interest a fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

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If more than 50% of the value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to this election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would treat the shareholder’s share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing the shareholder’s taxable income. If a fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign-source income and foreign taxes it paid. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign-source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each fund may invest in the stock of passive foreign investment companies (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be treated as Qualified Dividend Income.

If a fund invests in a PFIC and is able to and elects to treat the PFIC as a qualified electing fund (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain - which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each fund may elect to mark-to-market its stock in any PFIC, in which event it likely would be required to distribute to its shareholders any mark-to-market gains to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after a fund acquires shares therein. While each fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so; and each fund reserves the right to make such investments as a matter of its investment policy.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time a fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Hedging Strategies. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

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Some futures, foreign currency contracts and “non-equity options” (i.e., certain listed options, such as those on a “broad-based” securities index) - but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which a fund may invest will be subject to section 1256 of the Code (“Section 1256 Contracts”). Section 1256 Contracts a fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a “mixed straddle” with respect to which it has made an election not to have the following rules apply, must be “marked-to-market” for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

Code section 1092 (dealing with straddles) also may affect the taxation of certain Derivatives in which a fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the federal income tax consequences to a fund of straddle transactions are not entirely clear.

If a fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Original Issue Discount and Pay-in-Kind Securities. A fund may acquire zero coupon, step coupon or other securities issued with original issue discount (“OID”). As a holder of those securities, such a fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, each such fund must include in its gross income each taxable year the securities it receives as “interest” on pay-in-kind securities during the year. Because each fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gain.

REITs. Each fund may invest in REITs. A fund’s investment in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings and profits. If a fund distributes the excess, that distribution could constitute a “return of capital” (i.e., a non-taxable reduction in each shareholder’s basis in his or her fund shares, with any amount exceeding that reduction taxed to the shareholder as capital gain) to the fund’s shareholders for federal income tax purposes. Dividends a fund receives from a REIT generally will not constitute Qualified Dividend Income. A fund distribution to foreign shareholders may be subject to certain federal withholding and other requirements if the distribution is related to a distribution the fund receives from a REIT that is attributable to a sale of U.S. real property interests.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of one or more of the distributions they have made during that year, which would result at that time in a fund’s also having to re-categorize some of the distributions it made to its shareholders. These changes would be reflected in the annual Forms 1099 sent to shareholders, together with other tax information. Those forms generally will be distributed to shareholders in February of each year, although a fund may, in one or more years, request from the IRS an extension of time to distribute those forms to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to each shareholder on a single form (rather than having to send them amended forms).

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Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows non-corporate persons a deduction for 20% of “qualified REIT dividends.” Regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, a shareholder in a fund that invests in REITs will be able to receive the benefit of the 20% deduction with respect to the fund’s dividends that are based on REIT dividends received by the fund.

A fund may invest in REITs that (1) hold residual interests in “real estate mortgage investment conduits” (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Each fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a fund pays. Proposed regulations (effective while pending) eliminate the withholding tax with respect to capital gain distributions and the proceeds of redemptions of fund shares that was scheduled to go into effect in 2019. The FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to a fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Proxy Statement/Prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a fund.

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* * *

The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding the treatment of an investment in the funds under state and local tax laws, which may differ from the federal tax treatment described above.

XI.       Shareholder Information

Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each class of shares of each fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As a Delaware statutory trust, the Acquiring Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust’s or a fund’s operation and for the election of Trustees under certain circumstances. For the Acquiring Trust, a special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 25% of the Trust’s outstanding shares.

XII.       Fund Information

A.       Management of the Acquiring Funds

Board of Trustees. The funds are governed by the Board of Trustees (“Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the funds, which includes the general oversight and review of the funds’ investment activities, in accordance with federal law and applicable state law, as well as the stated policies of the funds. The Board oversees the funds’ officers and service providers, including Carillon Tower, which is responsible for the management of the day-to-day operations of the funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including Carillon Tower personnel, and the funds’ Chief Compliance Officer, who reports regularly to the Board. The Board also is assisted by the funds’ independent auditor (who reports directly to the funds’ Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the funds. Carillon Tower, as part of its responsibilities for the day-to-day operations of the funds, is responsible for day-to-day risk management for the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the funds.

In general, a fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the funds. In addition, under the general oversight of the Board, Carillon Tower, the funds’ sub-advisers and other service providers to the funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, Carillon Tower oversees and regularly monitors the investments, operations and compliance of the funds’ sub-advisers.

The Board also oversees risk management for the Trust and the funds through review of regular reports, presentations and other information from officers of the funds and other persons. The funds’ CCO and senior officers of Carillon Tower regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Carillon Tower and the funds’ sub-advisers with respect to the funds’ investments. In addition to regular reports from Carillon Tower, the Board also receives reports regarding other service providers to the funds, either directly or through Carillon Tower or the funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the funds’ CCO regarding the effectiveness of the funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Carillon Tower and the funds’ sub-advisers in connection with the Board’s consideration of the renewal of: (1) the Trust’s agreements with Carillon Tower and the funds’ sub-advisers; (2) the Trust’s agreements with CFD; and (3) the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

The funds’ Principal Financial Officer also reports regularly to the Audit Committee on fund valuation matters. In addition, the Audit Committee receives regular reports from the funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the funds’ CCO to discuss matters relating to the funds’ compliance program.

Not all risks that may affect the funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of Carillon Tower, the funds, the sub-advisers or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) in seeking to achieve each fund’s goals. As a result of the foregoing and other factors, the Board’s ability to manage risk is subject to substantial limitations.

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Board Structure and Related Matters

Board members who are not “interested persons” of the funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute at least three-quarters of the Board. In addition, the Chair of the Board is an Independent Trustee. The Chair presides at all meetings of the Board and acts as a liaison with officers, attorneys, and other Trustees between meetings. The Board believes that its leadership structure, including having an Independent Trustee as Chair, allows for effective communication between the Trustees and fund management and enhances the independent oversight of the funds.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees. The Board has established four standing committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee: the Audit Committee, the Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the funds’ independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Trustees, Independent Board Chair and Board committees, is appropriate for the funds in light of, among other factors, the asset size and nature of the funds, the number of funds overseen by the Board, the arrangements for the conduct of the funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone. The Board met four times during the most recent fiscal year.

The Trustees are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information.

Background of Trustees and Officers. The following is a list of the Trustees of the Trust with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower, the length of service to the Trust, and the position, if any, they hold on the board of directors/trustees of companies other than the Trust. The principal address of each Trustee and Officer is P.O. Box 23572, St. Petersburg, Florida 33742.

Trustees

Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships held by Trustee for the Past Five Years
Independent Trustees:
John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Law Office of John K. Carter, P.A. since 2015; Founder, Global Recruiters of St. Petersburg 2012 - 2015; President and Chief Executive Officer, Transamerica Asset Management 2006 - 2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007 - 2012	17	Director, Operation PAR, Inc. 2016-2020 Trustee, RiverNorth Funds since 2013 (7 funds)
Keith B. Jarrett, PhD (1948) Trustee since 2017 (Carillon Series Trust) Trustee from 2005 to 2017 (Eagle Series Trust)	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	17	N/A
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Krishna K. Memani (1960) Trustee since 2021 (Carillon Series Trust)(b)	Chief Investment Officer, Lafayette College since 2020; Vice Chairman, Investments, Invesco 2019 - 2020; Chief Investment Officer, OppenheimerFunds 2009 – 2019	17	N/A
Liana Marante (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010; Executive Director, MCS Foundation, Inc., (a nonprofit organization engaged in hurricane recovery in Puerto Rico) 2017 - 2019	17	Founding Director, since 2020, Managing Director, (ended 2020), Aurora Angel Investor Network Corp. Chair of the Board of Guilty Holdings, Inc., since 2021
Deborah L. Talbot, PhD (1950) Chair of the Board of Trustees since 2018, Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, 2013 - 2019; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	17	N/A
Jerry A. Webman, PhD, CFA® (1949) Trustee since 2018 (Carillon Series Trust)	Chief Economist, OppenheimerFunds 2006-2016; Senior Investment Officer, Director of Fixed Income, OppenheimerFunds 1996 - 2009	17

Trustee, 2021, Chair, Board of Trustees 2016-2021, Trustee and Treasurer 2013 – 2016, Chair, Board of Trustees 2010 – 2013, New Jersey Law and Education Empowerment Project (NJ LEEP)

Board Member since 2017, Chair, Investment Committee and Member, Finance Committee since 2018, Member Executive Committee 2021, Charity Navigator

Trustee and Investment Committee Member since 2015, Member Finance Committee 2020, Community Service Society

President, Board of Managers, 275 W. 10th St. Condominium since 2018

(a)	Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday.
(b)	Mr. Memani began serving as a Trustee on August 19, 2021.
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In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

John Carter: Mr. Carter has extensive experience in the investment management business, including as president, chief executive officer and general Counsel of a global asset management firm and service as a chairman of the board of registered investment companies and multiple years of service as a Trustee.

Keith B. Jarrett: Dr. Jarrett has extensive financial and organizational management experience, including as founder of a private equity business and investment partnership, director of numerous private companies and multiple years of service as a Trustee.

Krishna K. Memani: Mr. Memani has extensive financial and organizational management experience, including service as chief investment officer and vice chairman at different asset management firms.

Liana Marante: Ms. Marante has extensive financial and organizational management experience, including as founder of a private consulting business, president and CEO of a private company, partner in a public accounting firm, director of numerous private companies and multiple years of service as Board member of the Florida Prepaid College Board and as a Trustee.

Deborah L. Talbot: Dr. Talbot has extensive financial and organizational management experience, including service as an executive of a global financial services firm, service on the advisory boards of one private university and one public university, director of community development organizations and multiple years of service as a Trustee.

Jerry A. Webman: Dr. Webman has extensive financial and organizational management experience, including service as a portfolio manager, director of fixed income and chief economist of an asset management firm and as a board chair and investment committee member of several philanthropic organizations.

Board Committees

The Board has an Audit Committee, consisting of Ms. Marante, Dr. Jarrett and Dr. Webman, each of whom is an Independent Trustee. Ms. Marante serves as Chairperson of the Audit Committee and is the funds’ designated Audit Committee Financial Expert. The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the funds’ independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors and independent consultants of the results of audits; and addressing any other matters regarding audits and financial statements. The Audit Committee met five times during the last fiscal year.

The Board also has a Compliance Committee, consisting of Mr. Carter, Dr. Talbot and Mr. Memani, each of whom is an Independent Trustee. Mr. Carter serves as Chairperson of the Compliance Committee. The primary responsibilities of the Compliance Committee are: to oversee the funds’ compliance with all regulatory obligations arising under the applicable federal securities law, rules and regulations and oversee management’s implementation and enforcement of the funds’ compliance policies and procedures. The Compliance Committee met four times during the last fiscal year.

The Board also has a Nominating Committee, consisting of Mr. Carter, Dr. Jarrett, Ms. Marante, Dr. Talbot, Dr. Webman and Mr. Memani, each of whom is an Independent Trustee. The Nominating Committee’s primary responsibility is to make recommendations to the Board on issues related to the composition of the Board, communicate with management on those issues and evaluate and nominate Board member candidates. In determining potential candidates’ qualifications for Board membership, the Nominating Committee considers all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee considers potential candidates for nomination identified by one or more shareholders of a fund. Shareholders can submit recommendations in writing to the attention of the Chair of the Nominating Committee at an address to be maintained by the fund for this purpose. In order to be considered by the Nominating Committee, any shareholder recommendation must include certain information, such as the candidate’s business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee met one time during the last fiscal year.

The Board also has a Qualified Legal Compliance Committee, consisting of Mr. Carter, Dr. Jarrett, Ms. Marante, Dr. Talbot, Dr. Webman and Mr. Memani, each of whom is an Independent Trustee. The primary responsibility of the Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by: an attorney of evidence of a material violation of applicable international or U.S. federal or state securities law, material breach of a fiduciary duty under international or U.S. federal or state law; or a similar material violation by the funds or by any officer, director, employee, or agent of the funds. The Qualified Legal Compliance Committee of Carillon Series Trust did not meet during the last fiscal year.

As of the date of this SAI, the Acquiring Funds have not commenced operations. Therefore, the Trustees do not own any equity securities of the Acquiring Funds.

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The Trust’s Agreement and Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. In addition, Delaware law provides that a trustee or other person managing the Trust shall not be personally liable to any person other than the trust or a shareholder for any act, omission or obligation of the trust or any trustee thereof.

Effective January 1, 2022, each Independent Trustee of the Trust who is not an employee of Carillon Tower or its affiliates will receive an annual retainer of $90,000 and an additional fee of $8,000 for each combined quarterly meeting of the Trust attended in-person, and 25% of this fee for each combined quarterly meeting of the Trust attended via telephone. For this purpose, the Board considers attendance at regular meetings held by videoconference when in-person meetings are not feasible to constitute in-person attendance at a Board meeting. In addition, each Audit Committee and Compliance Committee member receives $2,000 per meeting (in person or telephonic). The Independent Chair receives an annual retainer of $30,000, the Audit Committee Chairperson receives an annual retainer of $20,000, and the Compliance Committee Chairperson receives an annual retainer of $20,000. Trustees’ fees and expenses are paid equally by each fund. Because Carillon Tower and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of Carillon Tower receives any compensation from the Trust for acting as a director or officer.

The following table shows the compensation earned by each Trustee during the fiscal year ended December 31, 2021.

Total Compensation from the Carillon Series Trust Paid to Trustees
Trustee Name
John Carter	$138,000.00
Keith Jarrett	$120,000.00
Krishna Memani	$59,000.00
Liana Marante	$140,000.00
Deborah L. Talbot	$148,000.00
Jerry A. Webman	$120,000.00

No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of the Trust’s expenses.

The following is a list of the Officers of the Trust with their principal occupations and present positions, including any affiliation with RJF, the Distributor, Carillon Tower or the sub-adviser.

Officers
Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years

Susan L. Walzer (1967)

President since March 2021
(Carillon Series Trust)

Principal Executive Officer since 2017
(Carillon Series Trust)

Principal Executive Officer from 2011 to 2017 (Eagle Family of Funds)

Director of Carillon Tower, since 2019; Director of Carillon Fund Services, Inc., 2019-2020; Director of Carillon Fund Distributors, Inc.®, since 2019;
Director of Scout Investments, Inc., since 2019; Senior Vice President of Fund Administration, Carillon Tower, since 2018; Vice President of Fund Administration, Carillon Tower, 2017 - 2018; Vice President of Fund Administration, Eagle, 2011 - 2017.

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial Officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Administration, Carillon Tower, since 2018; Manager of Fund Accounting for Carillon Tower, 2017 - 2018; Manager of Fund Accounting for Eagle 2005 – 2017 and Fund Reporting for Eagle for 2010 - 2017.
Ludmila M. Chwazik (1965) Chief Compliance Officer and Secretary since 2020 (Carillon Series Trust)	Vice President of Compliance, Raymond James, since 2020, Chief Compliance Officer, Water Island Capital, 2016 – 2019; Senior Vice President of Legal and Compliance, Neuberger Berman, 2014 – 2016;
Angie M. Davis (1974) Assistant Treasurer since February 2021 (Carillon Series Trust)	Senior Financial Analyst, Carillon Tower, since 2017; Financial Analyst, Carillon Tower, 2013-2017; Operations Supervisor, 2006-2013, Carillon Tower
(a)	Officers each serve one year terms.
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B.       Control Persons and Principal Holders of Securities

Control persons are those beneficial owners who may have the power to exercise a controlling influence over the management or policies of a company as a result of their ownership of more than 25% of the voting securities of the company. Principal holders are persons that own beneficially 5% or more of a fund’s outstanding equity securities. As of the date of this SAI, the funds have not yet commenced operations and have no control persons or principal holders.

C.       Proxy Voting Policies and Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) wherein the Trust has delegated to Carillon Tower, and Carillon Tower has delegated to each sub-adviser, as applicable, the responsibility for voting proxies relating to portfolio securities held by each fund as part of its investment advisory services, subject to the supervision and oversight of Carillon Tower. Effective April 1, 2022, Carillon Tower will delegate this responsibility to its Stewardship Committee, rather than to each fund’s sub-adviser. All such proxy voting duties shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities, however, each fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of each fund and its shareholders, taking into account the long-term economic value of a fund’s portfolio securities.

Proxy Voting Guidelines. Generally, Carillon Tower or the sub-adviser, as applicable, will vote proxies in accordance with the proxy voting guidelines (“Proxy Guidelines”) adopted as part of the Trust’s Proxy Policies. Carillon Tower or the sub-adviser, as applicable, is permitted to vote a proxy based on the best interest of the fund if a proxy presents an issue that is not addressed in the Proxy Guidelines or the Proxy Guidelines provide discretion as to how to vote a proxy. Carillon Tower or the sub-adviser, as appropriate, should vote proxies in a manner consistent with the best interests of the Funds and their shareholders, in furtherance of the long-term economic value of the Funds’ portfolio securities.

The Proxy Guidelines state how the Funds will vote generally with respect to routine proposals. In general, routine proposals are those proposals that do not propose to change the structure, bylaws or operations of the company to the detriment of shareholders. Examples of such proposals would include, among other things, the approval of auditors and the election of directors and/or officers.

Proposals that are not considered to be routine items are those proposals more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security. Examples would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization. These proposals may require special consideration by Carillon Tower or the sub-adviser, as appropriate, depending on whether and how they are addressed in the Proxy Guidelines.

Conflicts of Interest. The Proxy Guidelines also address procedures to be used by Carillon Tower or each sub-adviser, as applicable, when there is a conflict of interest between the interests of its respective fund shareholders and those of Carillon Tower, the sub-adviser, the fund’s principal underwriter or other affiliated persons of the fund. If the Proxy Guidelines do not address a situation where a conflict of interests exists, the sub-adviser will vote the proxy in the best interest of a fund. Upon the discovery of a conflict of interest, the sub-adviser must consult with Carillon Tower to assess the extent to which there may be a material conflict of interest. After such consultation, the sub-adviser will provide Carillon Tower with pertinent written information as to how and why the proxy was voted in a particular manner. Beginning April 1, 2022, upon the discovery of a conflict of interest, the Stewardship Committee will consult with the funds’ CCO to determine a resolution and, after such consultation, the Stewardship Committee will document the issue, including how and why the proxy was voted in a particular manner. In addition, Carillon Tower will provide a quarterly report to the Board that includes information as to how each conflict was resolved.

More Information. Information regarding how proxies for the Carillon Family of Funds were voted during the most recent twelve-month period ended June 30 is available without charge, upon request by calling toll-free, 888.995.5505, visiting our website, carillontower.com, or by accessing the Trust’s most recently filed report on Form N-PX on the SEC’s website at www.sec.gov. In addition, a copy of the Carillon Family of Funds Proxy Voting Guidelines is also available by calling 888.995.5505 or visiting our website, carillontower.com. The guidelines will be sent within three business days of receipt of a request.

D.       Investment Adviser and Administrator; Sub-adviser

Carillon Tower serves as the investment adviser and administrator for each Acquiring Fund. Carillon Tower was organized as a Florida corporation in 2014. All the capital stock of Carillon Tower is owned by RJF. RJF is a diversified financial services holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities brokerage, limited partnerships, options, investment banking, asset management and related fields. As of December 31, 2021, Carillon Tower’s assets under management were approximately $77.2 billion.

With respect to each fund, Carillon Tower is responsible for managing the funds’ investment and noninvestment affairs, subject to the direction of each fund’s Board. The Trust, on behalf of each of its series, has entered into an Investment Advisory Agreement with Carillon Tower. Under the Investment Advisory Agreement, Carillon Tower provides a continuous investment program for each

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fund and determines what securities and other investments will be purchased, retained, sold or loaned by each fund and what portion of such assets will be invested or held uninvested as cash. Carillon Tower also is responsible for effecting transactions for each fund and selecting brokers or dealers to execute such transactions for each fund. Carillon Tower may delegate these duties subject to Board approval, and if required by the 1940 Act, shareholder approval.

Under a separate Subadvisory Agreement, subject to the direction of Carillon Tower and the Trust’s Board, Chartwell Investment Partners, LLC (“Chartwell”) provides investment advice and portfolio management services to the Acquiring Funds, for a fee payable by Carillon Tower.

Chartwell provides professional portfolio managers who make all decisions concerning the investment and reinvestment of the assets of the funds in accordance with each fund’s stated investment objective and policies. Chartwell is currently a wholly-owned subsidiary of TriState Capital Holdings, Inc. (“TriState”) but will become a wholly-owned subsidiary of Carillon Tower upon the consummation of acquisition of TriState by Raymond James. As of December 31, 2021, Chartwell’s assets under management were approximately $11.8 billion.

The Advisory Agreement and the Subadvisory Agreement were approved by the Board (including all of the Trustees who are not “interested persons” of Carillon Tower or the sub-adviser, as defined under the 1940 Act) and by the shareholders of the applicable funds in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Carillon Tower, the sub-adviser or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of a fund.

Each Advisory and Subadvisory Agreement automatically terminates on assignment, and each is terminable on not more than 60 days written notice by the Trust to either party. In addition, the Advisory Agreements may be terminated on not less than 60 days written notice by Carillon Tower, as applicable, to a fund and the Subadvisory Agreements may be terminated on not less than 60 days written notice by Carillon Tower as applicable, or 90 days written notice by the sub-adviser. Under the terms of the Advisory Agreement, Carillon Tower automatically becomes responsible for the obligations of the sub-adviser upon termination of the Subadvisory Agreements. In the event Carillon Tower ceases to be the investment adviser of a fund or the Distributor ceases to be principal distributor of shares of a fund, the right of a fund to use the identifying name of “Carillon” may be withdrawn.

Carillon Tower and the sub-adviser shall not be liable to any fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with a fund or for any losses that may be sustained in the purchase, holding or sale of any security.

All of the officers of each fund are officers or directors of Carillon Tower or its affiliates. These relationships are described under “Management of the Funds.”

Advisory Fees.

For each fund, the current advisory and subadvisory fees, as applicable, are determined as follows:

Fund	Fee Type	Average daily net assets	Rate charged
Carillon Chartwell Income Fund	Investment Advisory	$0 to $1.75 billion	0.40%
		$1.75 billion to $3.5 billion	0.38%
		Over $3.5 billion	0.36%
	Subadvisory	$0 to $1.75 billion	0.40%
		$1.75 billion to $3.5 billion	0.38%
		Over $3.5 billion	0.36%
Carillon Chartwell Mid Cap Value Fund	Investment Advisory	All Assets	0.65%
	Subadvisory	All Assets	0.65%
Carillon Chartwell Short Duration Bond Fund	Investment Advisory	All Assets	0.20%
	Subadvisory	All Assets	0.20%
Carillon Chartwell Short Duration High Yield Fund	Investment Advisory	All Assets	0.30%
	Subadvisory	All Assets	0.30%
Carillon Chartwell Small Cap Growth Fund	Investment Advisory	All Assets	0.75%
	Subadvisory	All Assets	0.75%
Carillon Chartwell Small Cap Value Fund	Investment Advisory	All Assets	0.80%
	Subadvisory	All Assets	0.80%
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The Acquiring Funds have not commenced operations as of the date of this SAI. Therefore, no Acquiring Fund has paid any advisory or subadvisory fees.

Carillon Tower has entered into an administration agreement with the Trust, on behalf of the funds. The funds will pay to Carillon Tower a fee of 0.10% for performing administrative services not otherwise provided by Ultimus Fund Solutions, LLC (“Ultimus”), including, among other things: (1) preparing amendments to, filing and maintaining the Acquiring Trust’s governing documents, including the Acquiring Trust’s Declaration of Trust, By-laws and minutes of shareholder meetings; (2) assisting with the design, development and operation of the funds, including new classes, investment objectives, policies and structure; (3) reviewing reports produced by, and overseeing the operations and performance of, service providers, and preparing related reports to the Board; (4) preparing, reviewing and filing any registration statements on Form N-14, proxy materials and other filings; and (5) coordinating and overseeing the printing and mailing of proxy and information statements, facilitating the proxy solicitation process and conducting shareholder meetings. In addition, Ultimus Fund Solutions, LLC (“Ultimus”) provides to each Acquiring Fund certain administrative, fund accounting, transfer agent and shareholder services.

The Acquiring Funds have not commenced operations as of the date of this SAI. Therefore, no Acquiring Fund has paid any administration fees.

Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Acquiring Funds to the extent that annual operating expenses of each class exceed a percentage of the class’s average daily net assets. This expense limitation excludes any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses. The contractual fee waiver can be changed only with the approval of a majority of a fund’s Board. Any reimbursement of fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement. The following table summarizes the expense caps in effect for at least two years from the closing date of the Reorganization.

Fund	Class Chartwell
Carillon Chartwell Income Fund	0.64%
Carillon Chartwell Mid Cap Value Fund	0.90%
Carillon Chartwell Short Duration Bond Fund	0.39%
Carillon Chartwell Short Duration High Yield Fund	0.49%
Carillon Chartwell Small Cap Growth Fund	1.05%
Carillon Chartwell Small Cap Value Fund	1.05%

Class-Specific Expenses. Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of a fund’s shares to which those expenses are attributable.

The amount of the subadvisory fee paid by Carillon Tower to Chartwell is reduced by the amount of the fees waived and/or expenses reimbursed by Carillon Tower, and Carillon Tower provides to Chartwell any recoupment that Carillon Tower receives from the funds. Carillon Tower also may receive payments from the funds’ sub-adviser for certain marketing and related expenses.

Securities Lending. U.S. Bank, N.A. (USB) serves as securities lending agent for each fund and, in that role, administers each fund’s securities lending program pursuant to the terms of a securities lending agreement entered into between the Trust, on behalf of each Fund, and USB (“Securities Lending Agreement”).

As securities lending agent, USB is responsible for the implementation and administration of each fund’s securities lending program. USB’s responsibilities include: (1) lending available securities to approved borrowers; (2) continually monitoring the creditworthiness of approved borrowers and potential borrowers; (3) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (4) receiving and holding, on the fund’s behalf, or transferring to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (5) marking loaned securities and collateral to their market value each business day; (6) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (7) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (8) investing cash collateral in permitted investments; and (9) establishing and maintaining records related to the fund’s securities lending activities. Additionally, USB has indemnified each Fund for borrower default as it relates to the securities lending program administered by USB.

USB is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. Because the Acquiring Funds have not yet commenced operations as of the date of this SAI, they have not paid any fees for securities lending.

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E.       Portfolio Managers

Carillon Tower does not employ any portfolio managers for the funds. For each of the funds, Carillon Tower has delegated the responsibility for portfolio management to the sub-adviser. The sub-adviser has provided information regarding its portfolio managers.

1.       Chartwell Investment Partners, LLC

Under a separate Subadvisory Agreement, subject to the direction of Carillon Tower and the Board, Chartwell provides investment advice and portfolio management services to the Acquiring Funds, for a fee payable by Carillon Tower.

The Carillon Chartwell Income Fund is managed by David C. Dalrymple, CFA, T. Ryan Harkins, CFA, Andrew S. Toburen, CFA, Thomas R. Coughlin, CFA, CMT, Jeffrey D. Bilsky, John M. Hopkins, CFA and Christine F. Williams.

The Carillon Chartwell Mid Cap Value Fund and Chartwell Small Cap Value Fund are managed by David C. Dalrymple, CFA and T. Ryan Harkins, CFA.

The Carillon Chartwell Short Duration Bond Fund is managed by Andrew S. Toburen, CFA; Thomas R. Coughlin, CFA, CMT; James Fox; John M. Hopkins, CFA; and Christine F. Williams.

The Carillon Chartwell Short Duration High Yield Fund is managed by Andrew S. Toburen, CFA, John M. Hopkins, CFA, and Christine F. Williams.

The Carillon Chartwell Small Cap Growth Fund is managed by Frank L. Sustersic, CFA.

As of December 31, 2021, information on other accounts managed by the Funds’ portfolio managers is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Billion)
Jeffrey D. Bilsky	0	$0	1	$1.70	19	$0.58
Thomas J. Coughlin, CFA	0	$0	3	$35.30	254	$5.23
T. Ryan Harkins, CFA	0	$0	2	$39.90	53	$2.14
John M. Hopkins, CFA	0	$0	2	$33.40	254	$5.23
Andrew S. Toburen, CFA	0	$0	3	$34.40	254	$5.23
Christine F. Williams	0	$0	2	$33.40	254	$5.23
David C. Dalrymple, CFA	0	$0	2	$39.90	53	$2.14
Frank L. Sustersic	2	$106.00	1	$2.13	2	$0.14
James Fox	0	$0	2	$33.40	254	$5.23

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Jeffrey D. Bilsky	0	$0	0	$0	0	$0
Thomas J. Coughlin, CFA	0	$0	0	$0	0	$0
T. Ryan Harkins, CFA	0	$0	0	$0	1	$20.78
John M. Hopkins, CFA	0	$0	0	$0	0	$0
Andrew S. Toburen, CFA	0	$0	0	$0	0	$0
Christine F. Williams	0	$0	0	$0	0	$0
David C. Dalrymple, CFA	0	$0	0	$0	1	$20.78
Frank L. Sustersic	0	$0	0	$0	0	$0
James Fox	0	$0	0	$0	0	$0
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Chartwell has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding potential conflicts of interest and the portfolio managers’ compensation follows. This information is provided as of January 1, 2021.

Material Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between a fund and other accounts managed by the portfolio manager, Chartwell will proceed in a manner that ensures that the fund will not be treated less favorably. There may be instances in which similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with Chartwell’s trade allocation policy.

Compensation: The compensation paid to a Chartwell portfolio manager consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to the firm’s retirement plan.

A portfolio manager’s base salary is determined by Chartwell’s Compensation Committee and is reviewed at least annually. A portfolio manager’s experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts for 1-year and 3-year trailing periods (where applicable) versus (1) the Bloomberg U.S. Aggregate Bond Index, ICE BofA High Yield Cash Pay Index and the Russell 3000 Value Index for the Chartwell Income Fund, the Russell Midcap Value Index for the Chartwell Mid Cap Value Fund, the Bloomberg 1-3 yr Gov/Credit Index for the Short Duration Bond Fund, the ICE BofA Merrill Lynch US High Yield Cash Pay BB 1-3 Year Index for the Chartwell Short Duration High Yield Fund, the Russell 2000 Growth Index for the Chartwell Small Cap Growth Fund, and the Russell 2000 Value Index for the Chartwell Small Cap Value Fund, and (2) peer group rankings by product category. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager’s contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm. For employee retention purposes, if an individual employee’s bonus exceeds $50,000 for a given year, an amount equal to 25% of the bonus is deferred and paid 3 years after the initial pay date.

Chartwell’s investment teams participate in a revenue sharing plan and all employees participate in a 401(k) plan, which includes a matching contribution from Chartwell.

As of the date of this SAI, the funds have not yet commenced operations and the portfolio managers do not own any of the outstanding shares of the funds. The following chart sets forth the dollar range of the portfolio managers’ ownership of the outstanding shares of the Acquired Funds as of December 31, 2021.

Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000
Name of Portfolio Manager	Chartwell Income Fund	Chartwell Mid Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Short Duration Bond Fund	Chartwell Small Cap Growth Fund	Chartwell Small Cap Value Fund
Jeffrey D. Bilsky	$10,001- $50,000	None	None	None	None	$10,001- $50,000
Thomas J. Coughlin, CFA	$100,001- $500,000	None	None	None	None	$10,001- $50,000
T. Ryan Harkins, CFA	$100,001- $500,000	$500,001- $1,000,000	None	None	None	$500,001- $1,000,000
John M. Hopkins, CFA	None	None	$500,001- $1,000,000	None	None	$10,001- $50,000
Andrew S. Toburen, CFA	$100,001- $500,000	None	$500,001- $1,000,000	None	None	$100,001- $500,000
Christine F. Williams	$50,001- $100,000	None	$100,001- $500,000	None	None	None
David C. Dalrymple, CFA	None	Over $1,000,000	None	None	None	$100,001- $500,000
Frank L. Sustersic	$10,001- $50,000	None	None	None	Over $1,000,000	None
James Fox	None	None	$10,001- $50,000	$50,001-$100,000	None	$1-$10,000
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F.       Portfolio Turnover and Brokerage Practices

Each fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. A fund’s portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. A 100% turnover rate would occur if all the securities in a fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. As the Acquiring Funds have not commenced operations as of the date of this SAI, their portfolio turnover rates are not provided.

Carillon Tower or the sub-adviser, as applicable, is responsible for the execution of each fund’s portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that a fund necessarily will be paying the lowest commission or spread available. Rather, each fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker’s facilities and any risk assumed by the executing broker.

It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, Carillon Tower or the sub-adviser may give consideration to research, statistical and other services furnished by brokers-dealers, and to potential access to initial public offerings (“IPOs”) that may be made available by such broker-dealers. In addition, Carillon Tower or the sub-adviser, as applicable, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that Carillon Tower or the sub-adviser determines in good faith that such commission or spread is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to Carillon Tower or the sub-adviser in connection with services to clients other than the funds. A fund also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by the funds to dealers on the basis of such research services.

Carillon Tower or the sub-adviser, as applicable, also may use an affiliated broker-dealer, its affiliates or certain affiliates of Carillon Tower as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliates of Carillon Tower will not exceed “usual and customary brokerage commissions.”  Rule l7e-1 under the 1940 Act defines “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

Carillon Tower or the sub-adviser, as applicable, also may select other brokers to execute portfolio transactions. In the OTC market, each fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained.

No fund may buy securities from, or sell securities to, an affiliate as a principal transaction. However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which an affiliate is a participant. The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the Financial Industry Regulatory Authority, Inc. and other self-regulatory organizations.

Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, Carillon Tower, the sub-adviser and the Distributor have adopted Codes of Ethics (“Codes”). These Codes permit portfolio managers and other access persons of the applicable funds to invest in securities that may be owned by the funds, subject to certain restrictions. The Codes are on public file with, and may be obtained from, the SEC.

Securities of Regular Broker-Dealers. A fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the fund’s last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund’s portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund’s portfolio transactions or (3) sold the largest dollar amount of the fund’s securities.

As the Acquiring Funds have not commenced operations as of the date of this SAI, they have not directed transactions to brokers pursuant to which the brokers provided third-party of proprietary research or brokerage services to Carillon Tower or Chartwell. In addition, they have not paid any brokerage commissions or held securities of their regular broker-dealers.

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G.       Distribution of Shares

Distribution. Shares of each fund are offered continuously through CFD, a subsidiary of Carillon Tower, and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act.

Because the Acquiring Funds have not yet commenced operations as of the date of this SAI, they have not paid any compensation to the principal underwriter.

The Distributor and financial intermediaries or banks with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating financial intermediaries.

Carillon Tower has entered into agreements with the Distributor and other financial intermediaries or service providers to provide certain services on behalf of the funds. Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders. As compensation, Carillon Tower pays from its own resources, not out of fund assets (i.e., without additional cost to the funds or their shareholders), a service fee of up to 0.25% of average daily net assets of each fund to the Distributor and other broker-dealers. CFD’s address is 880 Carillon Parkway, St Petersburg, FL 33716.

Distribution Agreements. Each fund has adopted a distribution agreement pursuant to which the Distributor bears the cost of making information about each fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees to dealers for providing personal services to shareholders and for maintaining shareholder accounts. Each fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.

The distribution agreements may be terminated at any time on 60 days written notice without payment of any penalty by either party. Each fund may effect such termination by vote of a majority of the outstanding voting securities of a fund or by vote of a majority of the Independent Trustees. For so long as such a plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

Rule 12b-1 Distribution Plan. Each fund has adopted a distribution plan under Rule 12b-1 for Class Chartwell shares (the “Plan”). This Plan permits a fund to pay the Distributor the monthly distribution and service fee (“12b-1 fee”) out of the fund’s net assets to finance activity that is intended to result in the sale and retention of each class of shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Plan was approved by the Board, including a majority of the Independent Trustees. In approving such Plan, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from the Plan. The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in the Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.

The Distribution Agreements and the Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. If a Plan is terminated, the obligation of a fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.

With respect to Class Chartwell shares, the funds do not currently pay the Distributor a Rule 12b-1 fee. However, Carillon Tower or any third party may make payments for the sale and distribution of Class Chartwell shares from its own resources.

H.       Payments to Dealers

The Financial Adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Carillon Tower or one or more of its corporate affiliates (collectively, the “Affiliates”) may make additional cash payments to intermediaries in connection with the promotion and sale of shares of funds. Affiliates make these payments from their own resources, which in the case of the Distributor may include the retention of underwriting concessions and payments the Distributor receives under the Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of funds receive one or more types of these cash payments. Financial intermediaries negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another. Affiliates do not make an independent assessment of the cost of providing such services.

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In this context, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with one or more of the Affiliates.

Revenue Sharing Payments. Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of funds. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. The benefits that Affiliates receive when they make these payments include, among other things, placing funds on the financial intermediary’s funds sales system, placing funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including funds in its fund sales system (on its “sales shelf”). Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Affiliates make may be calculated on sales of shares of funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts. Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. Affiliates also make payments to certain financial intermediaries that sell fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets. Affiliates also make payments to certain financial intermediaries that sell fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Affiliates make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking or other recordkeeping fees, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading systems. To the extent that these services replace services that would otherwise be provided by the funds’ transfer agent or would otherwise be a direct obligation of the funds, the funds, subject to limits authorized by the Board, reimburse an Affiliate for these payments as a transfer agent out-of-pocket expense.

Other Cash Payments. From time to time, Affiliates, at their expense, may provide additional compensation or waive or reimburse costs to financial intermediaries which sell or arrange for the sale of shares of the funds. This additional compensation, waiver or reimbursement may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. Affiliates make payments for entertainment or other events they deem appropriate, subject to Affiliate guidelines and applicable law. These payments, waivers or reimbursements may vary depending upon the nature of the event or the relationship. Such compensation provided by Affiliates may include financial assistance to financial intermediaries that enable Affiliates to

•	participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees,

•	client entertainment, client and investor events, and other financial intermediary-sponsored events, and

•	travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.

Payments from Carillon or its Affiliates to financial intermediaries also may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor certain share classes of the funds.

Affiliates are motivated to make the payments, waivers or reimbursements described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of funds or retain shares of funds in their clients’ accounts, Affiliates benefit from the incremental management and other fees paid to Affiliates by the funds with respect to those assets.

In certain cases these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus and SAI. You can ask your financial intermediary about any payments it receives from Affiliates or the funds, as well as about fees and/or commissions it charges.

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XIII.       Additional Services to the Funds

Transfer Agent and Fund Accounting Services. Ultimus is the transfer and dividend disbursing agent, fund accountant and shareholder servicing agent for each fund.

Each fund pays directly for fund accounting and transfer agent services. Transfer agent fees are paid according to a fee schedule based principally on the number of accounts serviced, as well as a base fee. Fund accounting fees include a base fee for each fund and an asset-based fee based on a percentage of fund assets.

Because the Acquiring Funds have not yet commenced operations as of the date of this SAI, the funds have not paid any fees to the transfer and dividend disbursing agent, fund accountant or shareholder servicing agent.

Custodian. UMB Bank, n.a., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106 serves as custodian of each fund’s assets. The custodian provides services for fees on a transactional basis plus out-of-pocket expenses.

Legal Counsel. K&L Gates LLP, 1601 K Street NW, Washington, D.C. 20006, serves as counsel to the funds.

Independent Registered Public Accounting Firm. BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, is the independent registered public accounting firm for the Acquired Funds and is expected to remain the independent registered public accounting firm for the Acquiring Funds.

Potential Liability

Delaware statutory trust law entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware for-profit corporations. The Acquiring Trust’s Agreement and Declaration of Trust provides that shareholders shall be entitled, to the fullest extent permitted by law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to shareholders of private corporations for profit.

Delaware law provides that, except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, a trustee or any other person managing the trust, when acting in such capacity, will not be personally liable to any person other than the trust or a shareholder of the trust for any act, omission or obligation of the trust or any trustee thereof. The Agreement and Declaration of Trust of the Acquiring Trust provides that trustees, officers, employees and agents of the trust are not personally liable for an obligation of the trust unless they have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Acquiring Trust’s Agreement and Declaration of Trust also states that, except as required by the 1940 Act, no trustee, officer, employee or agent of the trust shall owe any fiduciary duties to the trust or any series or to any shareholder or any other person.

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Appendix A

INVESTMENT TYPES GLOSSARY

Equity Securities:

Common Stocks. Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.

Money Market Instruments. The funds intend to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. The funds may also invest in shares of one or more money market funds, as described below. There may also be times when the funds attempt to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, each fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which a fund may invest are:

(1) direct obligations of the U.S. government such as bills, notes and other debt securities issued by the U.S. Treasury;

(2) certificates of deposit, bankers’ acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the FDIC or holding companies of such banks;

(3) commercial paper of companies rated P-2 or higher by Moody’s or A-2 or higher by S&P®, or if not rated by either Moody’s or S&P®, a company’s commercial paper may be purchased by a fund if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P®;

(4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody’s or AA or higher by S&P®;

(5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

(6) repurchase agreements secured by issues of the U.S. Treasury or U.S. government and other collateral acceptable to the subadviser.

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Exchange-Traded Funds (“ETFs”) and Closed-End Funds. Closed-end funds and ETFs trade like stocks on major stock exchanges. Many ETFs are index funds. ETFs provide an inexpensive alternative for investing in whole indexes, industries or sectors. ETFs are also available for individual corporations, real estate investment trusts, international securities, bonds, and commodities. Unlike traditional mutual funds, ETFs and closed-end funds can be purchased throughout the normal trading day and the market price of the ETFs and closed-end fund shares may trade at a discount to their NAV. The shares of closed-end funds may involve the payment of substantial premiums from, and may sell at substantial discounts to, the value of the portfolio securities.

Preferred Stock. A preferred stock blends some of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Real Estate Investment Trusts (“REITs”). Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for tax-free pass-through of distributed net income and net realized gains under the Code, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Master Limited Partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners).

Warrants and Rights. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Debt Securities:

Debt Securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the federal budget deficit or an increase in the price of commodities such as oil.

Corporate Debt Obligations. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.

Fixed and Floating Rate Loans. Fixed and floating rate loans (“Loans”) are loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). Loans may be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). These investments are considered to be investments in debt securities.

A-2

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt that carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan generally have borne interest computed semi-annually.

Foreign Debt Securities. A foreign debt security may have fixed and floating rate income securities (including emerging market securities), all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated).

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.

Investment Grade/Lower Rated Securities:

Investment Grade Securities. Investment grade securities include securities rated BBB or above by S&P Global Ratings’ (“S&P”), Baa or above by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or above by Fitch Ratings Ltd. (“Fitch”) or, if unrated, are deemed to be of comparable quality by a fund’s portfolio manager. Securities may be rated by other nationally recognized statistical rating organizations (“NRSROs”) and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the funds’ portfolio investment processes. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage.

Carillon Tower also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, Carillon Tower considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch are analyzed and monitored by Carillon Tower on an ongoing basis. For these securities, Carillon Tower uses its own credit analysis to assign ratings in categories similar to those of S&P or Moody’s. The use of similar categories is not an indication that Carillon Tower’s credit analysis process is consistent or comparable with that of S&P’s, Moody’s, Fitch’s or any other NRSRO’s process were S&P, Moody’s, Fitch or any other NRSRO to rate the same security. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the funds as being rated AAA and Aaa for credit quality purposes.

Lower Rated / High Yield Securities. Lower rated/high-yield securities are securities rated below investment grade, i.e., rated below BBB by S&P, below Baa by Moody’s, or below BBB by Fitch, or unrated securities determined to be below investment grade by its portfolio manager. These securities are commonly referred to as “high yield securities” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities.

Variable- or Floating-Rate Securities.

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily a percentage of a bank’s prime rate or is determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.

A-3

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a fund may consider that instrument’s maturity to be shorter than its stated maturity.

Institutional Term Loans:

Institutional term loans or other bank loans are typically originated, negotiated and structured by a U.S. commercial bank or other financial institution that acts as agent for a syndicate of loan investors. A fund may invest in institutional term or bank loans that are structured as senior floating rate debt securities or loan participation interests.

Municipal Obligations:

Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities. The interest on municipal obligations is generally excludable from gross income for federal income tax purposes (“tax-exempt”) but may be an item of tax preference for purposes of the federal alternative minimum tax. A fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.

There are many different types of municipal obligations. The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax. Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

Short-Term Money Market Instruments:

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers’ acceptances that are eligible for purchase usually range from 20 to 180 days but may extend for longer periods.

Bank Time Deposits. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Certificates of Deposit (“CDs”). CDs available for investment by the funds are issued by domestic institutions with assets in excess of $1 billion. The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.

A-4

Repurchase and Reverse Repurchase Agreements:

Repurchase Agreements. A repurchase agreement is a transaction in which a fund purchases securities and commits to resell the securities to the original seller at an agreed upon date. The resale price reflects a market rate of interest that is unrelated to the coupon rate or maturity of the purchased securities.

Reverse Repurchase Agreements. Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a mutually agreed to price. If required, at the time a fund enters into a reverse repurchase agreement, it will earmark on the fund’s books and records liquid securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).

U.S. Government and Zero Coupon Securities:

U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates.

Zero Coupon and Step Coupon Securities and Pay-In-Kind Bonds. Zero coupon and step coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon and step coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Pay-in-kind bonds may also be issued by a wide variety of corporate and governmental issuers.

Pass-through Securities:

Mortgage-Backed Securities. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Mortgage-backed securities are “pass through” securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through to the holder.

Asset-Backed Securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets are passed through to the holder.

To-Be-Announced Securities. A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund. As a purchaser of a TBA, a fund will earmark cash or liquid securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked-to-market daily in accordance with pertinent SEC positions. As a seller of a TBA, a fund will earmark in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered.

A-5

Foreign Securities Exposure:

Depositary Receipts. Sponsored or unsponsored European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities represent interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”). Depositary Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.

EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement.

Euro/Yankee Bonds. A fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”).

Eurodollar Certificates. A fund may purchase CDs issued by foreign branches of domestic and foreign banks. Domestic and foreign Eurodollar certificates, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation.

Foreign Securities. The fund may invest in securities of companies that are organized in, based in, and/or have their primary listing on non-U.S. markets including emerging markets.

Sovereign Obligations. Sovereign obligations are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities.

American Depositary Receipts (“ADRs”):

Sponsored and unsponsored ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers. These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.

ADRs may be purchased through “sponsored” or “unsponsored” facilities and also include New York Shares (“NYRs”). A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the U.S. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.

Derivatives - Futures, Forwards, Options and Hedging Transactions:

General Description. Certain financial instruments (“Derivatives”), include futures contracts (sometimes referred to as “futures”), options, options on futures and forward currency contracts, to attempt to hedge the fund’s investment portfolio as discussed below.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.”  A short hedge is the purchase or sale of a Derivative intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s investment portfolio. Thus, in a short hedge, a fund takes a position in a Derivative whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Derivative intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative whose price is expected to move in the same direction as the price of the prospective investment being hedged.

Derivatives on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivatives on indices may be used to hedge broad market sectors.

A-6

Options:

Options may include options on securities, equity and debt indices and currencies.

Characteristics of Options Trading. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Futures and Options on Futures:

Guidelines and Characteristics of Futures and Options on Futures Trading. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

Stock and Bond Index Futures. A stock or bond index assigns relative values to the common stocks or bonds comprised in the index. In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index. It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Forward Currency Contracts. A forward currency contract involves an obligation of a fund to purchase or sell specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

A-7

Forward currency transactions may serve as long hedges – for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges – for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Combined Transactions. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars:

Among the transactions into which a fund may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Forward Commitments:

A fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). In such transactions, securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.

Illiquid and Restricted Securities:

Illiquid securities are securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. OTC options and their underlying collateral are currently considered to be illiquid investments. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Not all restricted securities are deemed illiquid for the purposes noted in this section.

A-8

Index Securities:

Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the S&P Global Ratings’ 500 Composite Stock Index (“S&P 500 Index”), but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.

Short Sales:

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline.

When a fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, a fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

A-9

Appendix B

SHORT-TERM RATINGS

The rating services’ descriptions of commercial paper ratings in which the fund may invest are:

Description of Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 are rated in the highest category by Moody’s national scale and have a superior ability to repay short-term obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of S&P Global Ratings’ Short-Term Issue Ratings

A S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P Global from other sources it considers reliable. S&P Global Ratings does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn at any time.

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S& P Global Ratings’ national scale. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

B-1

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meets its financial commitments on the obligation.

SD and D: A short-term obligation rated ‘SD’ (selective default) or ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed debt restructuring. A ‘SD’ rating is assigned when the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely matter.

Note: Dual Ratings. Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ’AAA/A-1+‘ or ’A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ’SP-1+/A-1+‘).

Description of Fitch’s Short-Term Issuer Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality assigned by Fitch’s national scale.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

B-2

RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

LONG-TERM RATINGS

The rating services’ descriptions of corporate debt ratings in which the fund may invest are:

Description of Moody’s Investors Service, Inc. Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default or impairment on contractual financial obligations and any financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality by Moody’s national scale, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

B-3

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	Likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation, and the promise S&P Global Ratings imputes; and
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity of the obligor to meet its financial commitments on the obligation.

Note: BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

B-4

SD and D: An obligation rated ‘SD’ (selective default) or ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.

Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of Fitch’s Long-Term Issuer Credit Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality assigned by Fitch’s national scale.

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Very low margin for safety.

Default is a real possibility.

B-5

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Near default.

A default or default-like process has begun, or the issuer is in standstill, or, for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange; or

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default.

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

B-6

Appendix C

FUND INVESTMENT SUMMARY

The following chart summarizes the types of investments or strategies in which each fund may invest.

Securities and Investment Techniques	Carillon Chartwell Income Fund	Carillon Chartwell Mid Cap Value Fund	Carillon Chartwell Short Duration Bond Fund	Carillon Chartwell Small Cap Growth Fund	Carillon Chartwell Small Cap Value Fund	Carillon Chartwell Short Duration High Yield Fund
Equity Securities	●	●		●	●
Common Stock	●	●		●	●
Small and Mid-Capitalization Stock	●	●		●	●
Convertible Securities	●	●*		●*	●*	●*
Other Investment Companies, including Exchange-Traded Funds	●	●		●	●	●
Investment Company Securities	●	●*		●*	●*	●*
Closed-End Funds	●*	●*		●*	●*	●*
Preferred Stock	●	●*		●*	●*	●*
Master Limited Partnerships	●			●*
Real Estate Investment Trusts	●	●*		●*	●*
Warrants and Rights	●*	●*		●*	●*	●*
Fixed Income Securities	●		●	●*		●
Debt Securities	●		●			●
Floating Rate Securities	●*		●
Lower Rated/High Yield Debt Securities	●		●			●
Municipal Bonds	●		●*			●*
Structured Investments	●*		●	●*
Mortgage-Backed Securities	●		●	●*		●*
Asset-Backed Securities	●		●
U.S. Government Obligations	●		●	●*		●*
When-Issued or Delayed-Delivery Securities	●*		●	●*
Zero-Coupon Securities	●*		●*	●*
Foreign Investments	●*	●*	●	●	●	●
Depository Receipts	●*	●*	●	●	●	●
Emerging Markets	●*	●*	●	●*	●*	●*
Sovereign Debt Obligations			●	●*		●*
Derivatives	●*	●*	●*	●*	●*	●*
Futures	●*	●*	●*	●*	●*	●*
C-1

Foreign Currency Transactions		●*	●	●	●	●
Options on Securities and Securities Indices		●*	●*	●*	●*	●*
Over-the-counter Derivative Transactions	●*	●*	●*	●*	●*	●*
Swaps	●*	●*	●*	●*	●*	●*
Forward Contracts	●*	●*	●*	●*	●*	●*
Illiquid and Restricted Securities	●	●*	●	●*	●*	●*
Lending Portfolio Securities	●*	●*	●	●*	●*	●*
Repurchase Agreements	●*	●*	●	●*	●*	●*
Short Sales				●*	●*	●*
Borrowing	●*	●*	●	●*	●*	●*
Short Term Investments	●*	●*	●	●*	●*	●*
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits	●*	●*	●	●*	●*	●*
Savings Association Obligations	●*	●*	●	●*	●*	●*
Commercial Paper, Short-Term Notes and Other Corporate Obligations	●*	●*	●	●*	●*	●*
Temporary Investments	●*	●*	●	●*	●*	●*
*	Non-principal investment strategy for the Fund.

C-2

PART C. OTHER INFORMATION

Item 15.	Indemnification

Article IX, Section 9.2 of the Trust’s Agreement and Declaration of Trust provides that:

(a) Subject to the exceptions and limitations contained in paragraph (b) below, every person who is or has been a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof. As used herein, the words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(d) To the maximum extent permitted by law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 9.2 shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 9.2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this paragraph (d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.

(e) Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article IX shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(f) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 9.2 and any advancement of expenses that any Covered Person is entitled to be paid under paragraph (d) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article IX; provided that (i) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (ii) the Trustees may determine that any such liability, expense, or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Section 3.2(a).

(g) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(h) Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any person, including a Covered Person, or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.

Article IX, Section 9.1 of the Trust’s Agreement and Declaration of Trust further provides that:

(a) Except as required by the 1940 Act, no Trustee, officer, employee or agent of the Trust shall owe any fiduciary duties to the Trust or any Series or to any Shareholder or any other person. The Trustees, officers, employees and agents of the Trust shall only have the duty to perform their respective obligations expressly set forth herein in a manner that does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties as a Trustee, officer, employee or agent expressly set forth in this Declaration of Trust.

(b) To the extent that, at law (common or statutory) or in equity, the Trustees, officers, employees or agents of the Trust otherwise have duties (including fiduciary duties) and liabilities relating thereto, such duties (including fiduciary duties) and liabilities are eliminated and replaced by the duties and liabilities of the Trustees, officers, employees and agents of the Trust as expressly set forth herein

(c) Except as otherwise expressly set forth herein, the officers, employees and agents of the Trust shall not have any personal liability to any person other than the Trust or its

Shareholders for any act, omission or obligation of the Trust or any Trustee. No officer, employee or agent of the Trust shall be liable to the Trust or its Shareholders for any act or omission or any conduct whatsoever; provided that nothing contained herein shall protect any officer, employee or agent against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties as an officer, employee or agent as expressly set forth herein.

(d) A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be entitled to rely upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or agent of the Trust, or by any other person, as to matters reasonably believed to be within such person’s professional or expert competence. The appointment, designation or identification of a Trustee as an expert on any topic or in any area (including an audit committee financial expert), or any other special appointment, designation or identification of a Trustee, shall not impose on that Trustee any standard of care or liability that is greater than that imposed on him as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

According to Article XI, Section 11.1 of the Trust’s Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust or any Series. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Paragraph 8 of the Investment Advisory Agreement provides that Carillon Tower shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Advisory Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of Carillon Tower, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Carillon Tower even though paid by it.

Paragraph 9 of the Subadvisory Agreement provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Subadvisory Agreement.

Paragraph 9 of the Distribution Agreement provides that the Trust agrees to indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement. The Trust shall not indemnify the Distributor for certain conduct, including any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, Prospectus or Statement of Additional Information or necessary to make such information not misleading. The Distributor agrees that it shall look only to the assets of a particular Series, as applicable, and not to any other Series for satisfaction of any obligation created by this Section or otherwise arising under the Distribution Agreement.

Paragraph 12 of the Administration Agreement states that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Administration Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement. Any person, even though also an officer, partner, employee, or agent of the Administrator, who may be or become an officer, trustee, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Administrator even though paid by it.

Section 8 of the Custody Agreement states that, subject to the limitations set forth in the Custody Agreement, each Fund agrees to indemnify and hold harmless the Custodian and its nominees from all losses, damages and expenses (including attorneys' fees) suffered or incurred by the Custodian or its nominee caused by or arising from actions taken by the Custodian, its employees or agents in the performance of its duties and obligations under the Custody Agreement, including, but not limited to, any indemnification obligations undertaken by the Custodian under any relevant subcustodian agreement; provided, however, that such indemnity shall not apply to the extent the Custodian is liable under Sections 6 or 7 of the Custody Agreement. If any Fund requires the Custodian to take any action with respect to Securities, which action involves the payment of money or which may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to such Fund being liable for the payment of money or incurring liability of some other form, such Fund, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

Subject to the limitations set forth in the Custody Agreement, the Custodian agrees to indemnify and hold harmless each Fund from all losses, damages and expenses (with the exception of those damages and expenses referenced in Section 6(a)) suffered or incurred by each such Fund caused by the negligence or willful misconduct of the Custodian.

Section 10.3 of the Master Services Agreement states that each party to the Master Services Agreement (the “Indemnifying Party”) agrees to indemnify, defend, and protect the other party, including its trustees or directors, officers, employees, and other agents (collectively, the “Indemnitees”), and shall hold the Indemnitees harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, expenses (including attorney fees and investigation expenses) (collectively, “Losses”) arising directly or indirectly out of (1) the Indemnifying Party’s failure to exercise the standard of care set forth in the Master Services Agreement unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of Applicable Law as defined in the Master Services Agreement by the Indemnifying Party or its affiliated persons or agents relating to the Master Services Agreement and the activities thereunder; and (3) any material breach by the Indemnifying Party or its affiliated persons or agents of the Master Services Agreement.

Notwithstanding the foregoing provisions, the Trust or Fund shall indemnify Ultimus for Ultimus’ Losses arising from circumstances under Section 10.2.A of the Master Services Agreement.

Upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party’s prior written consent.

Item 16.	Exhibits

(1)	(a)	Certificate of Trust, dated May 5, 2017, is incorporated by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on June 30, 2017 (“PEA No. 88”)
	(b)	Agreement and Declaration of Trust, dated May 5, 2017, is incorporated by reference to PEA No. 88
(2)		By-laws, dated May 5, 2017, is incorporated by reference to PEA No. 88
(3)		Voting trust agreements – not applicable
(4)		Agreement and Plan of Reorganization and Termination, is incorporated by reference to Appendix A to Part A of the Registration Statement
(5)		Shareholders’ rights are contained in Articles III, IV, VI, VII, IX, X and XI of the Registrant’s Agreement and Declaration of Trustand Articles III, VII and IX of the Registrant’s By-laws
(6)	(a)	Investment Advisory Agreement between Registrant and Carillon Tower Advisers, Inc. (“Carillon Tower”), dated November 20, 2020, is incorporated by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 26, 2021 (“PEA No. 100”)
	(b)	Form of Amended Schedule A to Investment Advisory Agreement between Registrant and Carillon Tower, is incorporated by reference to the Registrant’s Registration Statement on Form N-14, File No. 333-262443, filed previously on February 1, 2022 (the “N-14 Registration Statement”)
	(c)	Form of Subadvisory Agreement between Carillon Tower and Chartwell Investment Partners, LLC (“Chartwell”), is incorporated by reference to the N-14 Registration Statement
	(d)	Form of Expense Limitation Agreement between Registrant and Carillon Tower with respect to Class Chartwell Shares, is incorporated by reference to the N-14 Registration Statement
(7)	(a)	Distribution Agreement between Registrant and Carillon Fund Distributors, Inc. (“CFD”), dated November 18, 2017, is incorporated by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on December 22, 2017 (“PEA No. 93”)
	(b)	Form of Amended Schedule A to Distribution Agreement between Registrant and CFD, is incorporated by reference to the N-14 Registration Statement
(8)		Bonus, profit sharing or pension plans – none
(9)	(a)	Form of Custody Agreement between Registrant and UMB Bank, N.A. (“UMB Bank”), is incorporated by reference to the corresponding exhibit, dated June 1, 2017, of Post-Effective Amendment No. 1 to The Chartwell Funds’ Registration Statement on Form N-14, File No. 333-217095, filed previously on May 5, 2017
	(b)	Amended and Restated Appendix B to the Custody Agreement between Registrant and UMB Bank, dated September 16, 2021 — filed herewith
(10)	(a)	Form of Class Chartwell Distribution and Service Plan Pursuant to Rule 12b-1, is incorporated by reference to the N-14 Registration Statement

	(b)	Multiple Class Plan pursuant to Rule 18f-3, dated November 17, 2017, is incorporated by reference to PEA No. 93
	(c)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated November 19, 2021, is incorporated by reference to the N-14 Registration Statement
(11)		Opinion and consent of counsel – filed herewith
(12)		Opinion of counsel on tax matters — to be filed by subsequent amendment
(13)	(a)	Administration Agreement between Registrant and Carillon Tower, is incorporated by reference to PEA No. 93
	(b)	Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (“Ultimus”), dated August 1, 2018, is incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 5 to The Chartwell Funds’ Registration Statement on Form N-1A, File No. 333-216993, filed previously on February 28, 2019
	(c)	Amendment to the Master Services Agreement between Registrant and Ultimus, dated January 1, 2020, is incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 7 to The Chartwell Funds’ Registration Statement on Form N-1A, File No. 333-216993, filed previously on February 27, 2020
	(d)	Amendment No. 2 to Schedule A to the Master Services Agreement between Registrant and Ultimus, dated September 22, 2021, is incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 13 to The Chartwell Funds’ Registration Statement on Form N-1A, File No. 333-216993, filed previously on September 20, 2021
	(e)	Form of Assumption Agreement to the Master Services Agreement between Registrant and Ultimus, is incorporated by reference to the N-14 Registration Statement
	(f)	Securities Lending Agreement between U.S. Bank and Carillon Series Trust, dated May 15, 2019, is incorporated by reference to Post-Effective Amendment No. 98 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 27, 2020
(14)		Consent of Independent Registered Certified Public Accounting Firm — filed herewith
(15)		Financial statements omitted from information statement/prospectus – none
(16)		Powers of Attorney, dated December 8, 2021, is incorporated by reference to the N-14 Registration Statement
(17)		Other Exhibits
	(a)	Form of Proxy Card — filed herewith
(18)		Filing fee tables — not applicable
___________________________
Item 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the information statement/prospectus in a post-effective amendment to this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), the Registrant certifies that this Amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 1 to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on the 16th day of March, 2022.

CARILLON SERIES TRUST

By: /s/ Susan L. Walzer

Susan L. Walzer

President & Principal Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Susan L. Walzer Susan L. Walzer	President & Principal Executive Officer	March 16, 2022
/s/ Deborah L. Talbot* Deborah L. Talbot	Board Chair	March 16, 2022
/s/ John Carter* John Carter	Trustee	March 16, 2022
/s/ Keith B. Jarrett* Keith B. Jarrett	Trustee	March 16, 2022
/s/ Liana Marante* Liana Marante	Trustee	March 16, 2022
/s/ Krishna Memani* Krishna Memani	Trustee	March 16, 2022
/s/ Jerry A. Webman * Jerry A. Webman	Trustee	March 16, 2022
/s/ Carolyn K. Gill Carolyn K. Gill	Principal Financial Officer and Treasurer	March 16, 2022
*By: /s/ Susan L. Walzer Susan L. Walzer Attorney-In-Fact

EXHIBIT INDEX

Exhibit	Description
EX-99.(9)(b)	Amended and Restated Appendix B to the Custody Agreement between Registrant and UMB Bank, dated September 16, 2021
EX-99.(11)	Opinion and consent of counsel
EX-99.(14)	Consent of Independent Registered Certified Public Accounting Firm
EX-99.(17)(a)	Form of Proxy Card